UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2012 Annual Reports transmitted to shareholders.

William Blair Funds

Annual Report

December 31, 2012

December 31, 2012	William Blair Funds 1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2 Annual Report	December 31, 2012

PERFORMANCE AS OF DECEMBER 31, 2012—CLASS N SHARES (Unaudited)

	1 yr	3 yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund
Class N	15.67	8.97	2.32	7.59	3/20/1946	««« Among 1,503 Large Growth Funds
Morningstar Large Growth	15.34	9.30	1.12	7.12
Russell 3000® Growth	15.21	11.46	3.15	7.69
S&Ps 500	16.00	10.87	1.66	7.10

Large Cap Growth Fund
Class N	18.31	9.74	1.60	5.42	12/27/1999	««« Among 1,503 Large Growth Funds
Morningstar Large Growth	15.34	9.30	1.12	7.12
Russell 1000® Growth	15.26	11.35	3.12	7.52

Small Cap Growth Fund
Class N	18.15	5.96	1.40	9.57	12/27/1999	«« Among 658 Small Growth Funds
Morningstar Small Growth	13.15	11.74	2.55	9.14
Russell 2000® Growth	14.59	12.82	3.49	9.80

Mid Cap Growth Fund
Class N	10.90	11.81	4.42	5.92	2/1/2006	«««« Among 671 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	14.07	11.08	1.73	—
Russell MidCap® Growth	15.81	12.91	3.23	4.57

Small-Mid Cap Growth Fund
Class N	12.20	11.16	4.23	7.34	12/29/2003	«««« Among 671 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	14.07	11.08	1.73	—
Russell 2500TM Growth	16.13	13.78	4.07	7.07

Global Leaders Fund
Class N	17.25	10.90	(0.66)	(0.84)	10/15/2007	«««« Among 736 World Stock Funds
Morningstar World Stock	15.84	6.66	(0.76)	—
MSCI All Country World IMI (net)	16.38	7.02	(0.73)	(1.56)

International Growth Fund
Class N	23.67	8.28	(2.95)	9.88	10/1/1992	««« Among 223 Foreign Large Growth Funds
Morningstar Foreign Large Growth	17.70	5.77	(2.26)	8.99
MSCI All Country World Ex-U.S. IMI (net)	17.04	4.18	(2.59)	10.16

International Equity Fund
Class N	17.57	4.35	(5.03)	4.01	5/24/2004	«« Among 223 Foreign Large Growth Funds
Morningstar Foreign Large Growth	17.70	5.77	(2.26)	—
MSCI World Ex-U.S. (net)	16.41	3.65	(3.43)	5.98

International Leaders Fund
Class N	—	—	—	8.16	8/16/2012	Not rated.
MSCI All Country World Ex-U.S. IMI (net)	—	—	—	9.61

International Small Cap Growth Fund
Class N	20.73	10.11	0.21	6.15	11/1/2005	««« Among 109 Foreign Small/Mid Growth Funds
Morningstar Foreign Small/Mid Growth	22.20	9.70	(0.49)	—
MSCI All Country World Small Cap Ex-U.S. (net)	18.52	6.54	(0.39)	5.99

Emerging Markets Growth Fund
Class N	20.70	7.21	(3.88)	11.11	6/6/2005	««« Among 358 Diversified Emerging Markets Funds
Morningstar Diversified Emerging Markets	18.15	4.26	(2.16)	—
MSCI Emerging Markets IMI (net)	18.68	4.64	(0.70)	11.50

Please see the next page for important disclosure information.

December 31, 2012	William Blair Funds 3

PERFORMANCE AS OF DECEMBER 31, 2012—CLASS N SHARES (Unaudited)—CONTINUED

	1 yr	3 yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
Emerging Markets Leaders Fund
Class N	20.37	—	—	5.27	5/3/2010	«««« Among 358 Diversified Emerging Markets Funds
Morningstar Diversified Emerging Markets	18.15	—	—	—
MSCI Emerging Markets (net)	18.22	—	—	4.29

Emerging Markets Small Cap Growth Fund
Class N	34.23	—	—	25.19	10/24/2011	Not rated.
Morningstar Diversified Emerging Markets	18.15	—	—	—
MSCI Emerging Markets Small Cap (net)	22.22	—	—	12.05

Large Cap Value Fund
Class N	16.92	—	—	13.87	10/24/2011	Not rated.
Morningstar Large Value	14.57	—	—	—
Russell 1000® Value	17.51	—	—	16.13

Small Cap Value Fund
Class N	12.49	11.08	5.11	8.76	12/23/1996	««« Among 279 Small Value Funds
Morningstar Small Value	16.00	11.04	4.20	9.96
Russell 2000® Value	18.05	11.57	3.55	9.50

Mid Cap Value Fund
Class N	13.54	—	—	7.93	5/3/2010	Not rated.
Morningstar Mid-Cap Value	16.60	—	—	—
Russell Midcap® Value	18.51	—	—	8.81

Small-Mid Cap Value Fund
Class N	11.95	—	—	16.18	12/15/2011	Not rated.
Morningstar Small Value	16.00	—	—	—
Russell 2500® Value	19.21	—	—	23.03

Bond Fund
Class N	8.33	7.87	7.23	6.97	5/1/2007	«««« Among 1,001 Intermediate-Term Bond Funds
Morningstar Intermediate-Term Bond	7.01	6.96	6.07	—
Barclays Capital U.S. Aggregate Bond	4.21	6.19	5.95	6.11

Income Fund
Class N	6.00	5.75	4.85	3.75	10/1/1990	«««« Among 357 Short-Term Bond Funds
Morningstar Short-term Bond	3.67	3.21	3.30	3.20
Barclays Capital U.S. Intermediate	3.89	5.19	5.18	4.62
Govt./Credit Bond

Low Duration Fund
Class N	2.80	2.13	—	1.87	12/1/2009	«««« Among 87 Ultrashort Bond Funds
Morningstar Ultra Short Bond	1.99	1.52	—	—
Bank of America Merrill Lynch 1-Year U.S. Treasury Note	0.24	0.54	—	0.48

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

4 Annual Report	December 31, 2012

PERFORMANCE AS OF DECEMBER 31, 2012—CLASS N SHARES (Unaudited)—CONTINUED

Morningstar Ratings™ are as of 12/31/2012 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««/««««/««« and Large Cap Growth Fund «««/«««/««, out of 1,503/1,301/863 large growth funds; Small Cap Growth Fund «/««/«««, out of 658/570/384 small growth funds; Mid Cap Growth Fund «««/««««/NA and Small-Mid Cap Growth Fund «««/««««/NA out of 671/591/NA mid cap growth funds; Global Leaders Fund «««««/«««/NA out of 736/549/NA world stocks; International Growth Fund ««««/«««/««« and International Equity Fund ««/««/NA out of 223/182/105 foreign large growth funds; International Small Cap Growth Fund «««/«««/NA out of 109/96/NA foreign small/mid growth funds; Emerging Markets Growth Fund ««««/««/NA and Emerging Markets Leaders Fund ««««/NA/NA, out of 358/250/NA diversified emerging markets growth funds; Small Cap Value Fund «««/««««/««« out of 279/247/144 small value funds; Income Fund «««««/««««/«««« out of 357/319/206 short-term bond funds; Bond Fund ««««/««««/NA out of 1,001/874/NA intermediate-term bond funds; Low Duration Fund ««««/NA/NA out of 87/NA/NA ultrashort bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 5

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Growth Fund posted a 15.67% increase (Class N shares) for the year ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, increased by 15.21%.

In the year, investors continued to fluctuate between optimism and pessimism based on macroeconomic or political announcements. Market volatility remained, but less than recent years as there were fewer unknowns in the marketplace. In this environment, the Russell 3000® Growth Index rose 15.21%, and climbed the proverbial “wall of worry.” In general, by the fourth quarter there was evidence that the global economy, ex-Europe, had stabilized after a slowing in the middle of the year. From a sector perspective, cyclical sectors such as Financials and Consumer Discretionary as well as Health Care performed best. Energy stocks were a drag as were more defensive Utilities and Consumer Staples sectors.

Technology stock selection stood out due to a top ten position in eBay, as well as SolarWinds. eBay benefited from strong revenue growth from its Marketplace and PayPal divisions. We believe PayPal is a key strategic asset and it should continue to see market share gains in the fast growing mobile payments arena. SolarWinds, a seller of licensed software for corporate and storage networks, had solid execution from new products and geographies. In our view, it has a unique strategy as the low cost, low touch, high performance provider of network management software using a telesales model, which should enable it to continue to take market share. Outside of Technology, Gilead Sciences in the Health Care sector, and TransDigm Group in Industrials were also key contributors. Gilead Sciences rallied on news that a major competitor put its HCV (hepatisis C virus) pipeline product on hold due to safety concerns, placing Gilead Sciences in a strong position with its own HCV product. Also, the U.S. FDA approved Gilead’s Quad pill (branded Stribild); it is the first four drug, single tablet, once-a-day, regimen for HIV. Lastly, aerospace/defense provider, TransDigm Group, gained ground due to strong revenue and margin trends, as well as continued execution of its acquisition strategy. We believe the firm has an attractive business model that focuses on the design of complex, low volume, low dollar value parts within an aircraft; it is the sole provider for the life of the aircraft (30 to 40 years) and typically generates close to 50% margins on these parts. Importantly, as the aforementioned stock positions rose during the year, we trimmed them, which is typical of our investment discipline. Other ancillary contributors were our sector underweights in Energy and Consumer Staples.

Conversely, Consumer stock selection for the year was disappointing. In Consumer Discretionary, Gentex announced pricing pressures, order volatility and lower industry volumes for its products. Our investment thesis was based on new products driving organic growth and higher average selling prices (ASPs) over the longer term. As a result, we eliminated the stock in July over the slowing product demand and stalled ASPs. In Consumer Staples, Mead Johnson Nutrition, a recent addition to the portfolio in June, trailed its sector peers. The stock lost ground given the firm’s recent performance related to a slowdown in Chinese consumer spending, and in hindsight, an ill timed price increase, which was met with temporary consumer resistance and market share loss. We believe these are near-term issues and the long-term investment thesis remains intact; we added to our existing position in the fourth quarter. In our view, it should benefit from the secular growth in emerging markets with the rising middle class and their desire for premium Western branded infant formula. Beyond the consumer group, NxStage Medical and Occidental Petroleum detracted from results. In Health Care, NxStage Medical reported weaker-than-expected patient additions for

6 Annual Report	December 31, 2012

home hemodialysis (HHD) reflecting a deceleration from last year. Despite these results, we remain confident in our long-term secular thesis; HHD improves the quality of life of patients through faster recovery times and we believe it will benefit from increased patient usage over time. Consequently, we increased our position in the fourth quarter. In Energy, Occidental Petroleum has been an absolute and relative underperformer this year. The company modified its strategy three years ago to place a greater focus on production growth. At the time, we found this strategy shift compelling; however, the company has struggled to achieve production growth in a cost and capital efficient manner. We sold the stock because we believe it will take an extended period to resolve these strategy issues.

In terms of changes over 2012, there were no major shifts in sector positioning for the year. In regards to market capitalization, our exposure to large cap stocks has increased from 40% to 53% based on our bottom up, fundamental work, and our mid and small cap weights declined about equally.

Going forward, many positive factors remain for the U.S. economy. The Federal Reserve’s accommodative policies continue, while the labor and housing markets recover albeit at a slow pace. That said, macro issues remain in the headlines, most notably the government debt ceiling and decisions regarding government deficits. The need to trim deficits may cause an intermediate-term headwind to growth, given likely spending cuts. Overseas, while Europe has stabilized with the announcement of OMT (Outright Monetary Transactions), uncertainties remain on implementation and economic growth has ground to a halt. For emerging market countries, the level of growth remains debatable; however, economies, particularly China, appear to be stabilizing.

In our view, stocks remain reasonably valued, especially in relation to bonds. While many investors continue to seek the safety of fixed income securities, stocks have continued to rise despite a substantial asset flow headwind. That said, a critical issue for the market remains peak operating margins. Those companies that can produce positive operating leverage in 2013 should be rewarded. We focus—as always—on fundamental analysis in an attempt to identify quality growth companies that sustain and improve upon their competitive position and earnings versus peers. Long-term, we believe investors differentiate between average companies and those with superior growth and quality characteristics in which we invest. In 2012, we began to see this distinguishing behavior take place again, which assisted performance results for our strategy.

December 31, 2012	William Blair Funds 7

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	10 Year
Class N	15.67%	8.97%	2.32%	7.59%
Class I	16.03	9.30	2.65	7.92
Russell 3000® Growth	15.21	11.46	3.15	7.69
S&P 500	16.00	10.87	1.66	7.10

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

8 Annual Report	December 31, 2012

Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—33.8%
Apple, Inc.	92,185	$49,137
*Citrix Systems, Inc.	267,800	17,608
*Cognizant Technology Solutions Corporation	162,800	12,055
*eBay, Inc.	500,100	25,515
*F5 Networks, Inc.	98,600	9,579
Genpact, Ltd.†	1,065,805	16,520
*Google, Inc.	51,705	36,678
Mastercard, Inc.	57,500	28,249
QUALCOMM, Inc.	465,040	28,842
*RealPage, Inc.	451,361	9,736
*SolarWinds, Inc.	157,500	8,261

		242,180

Industrials—17.7%
*B/E Aerospace, Inc.	193,100	9,539
*Encore Capital Group, Inc.	75,872	2,323
Fastenal Co.	377,558	17,628
*IHS, Inc.	78,931	7,577
*Jacobs Engineering Group, Inc.	396,800	16,892
Precision Castparts Corporation	102,400	19,397
*Stericycle, Inc.	143,200	13,356
TransDigm Group, Inc.	77,580	10,579
*Trimas Corporation	342,023	9,563
Union Pacific Corporation	160,500	20,178

		127,032

Consumer Discretionary—17.3%
*Amazon.com, Inc.	74,400	18,685
*Discovery Communications, Inc.	190,800	12,112
Harley-Davidson, Inc.	338,999	16,557
*K12, Inc.	284,942	5,824
McDonald’s Corporation	238,164	21,008
*Pandora Media, Inc.	973,783	8,939
*Sally Beauty Holdings, Inc.	296,900	6,998
Tractor Supply Co.	121,500	10,736
*Vera Bradley, Inc.	332,100	8,336
Yum! Brands, Inc.	215,900	14,336

		123,531

Health Care—11.8%
Allergan, Inc.	210,600	19,318
*Gilead Sciences, Inc.	225,635	16,573
*Haemonetics Corporation	339,600	13,869
*HMS Holdings Corporation	435,862	11,297
Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—(continued)
*IDEXX Laboratories, Inc.	98,618	$9,152
*Illumina, Inc.	130,700	7,266
*NxStage Medical, Inc.	632,900	7,120

		84,595

Consumer Staples—5.8%
Costco Wholesale Corporation	182,100	17,986
*Green Mountain Coffee Roasters, Inc.	224,100	9,269
Mead Johnson Nutrition Co.	221,800	14,614

		41,869

Energy—5.1%
*Cameron International Corporation	229,947	12,983
Schlumberger, Ltd.†	340,200	23,572

		36,555

Materials—3.8%
Airgas, Inc.	162,800	14,862
Ecolab, Inc.	170,120	12,232

		27,094

Financials—3.2%
*IntercontinentalExchange, Inc.	140,600	17,408
LPL Financial Holdings, Inc.	194,800	5,485

		22,893

Total Common Stocks—98.5% (cost $581,999)		705,749

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $11,407, collateralized by US Treasury Note, 2.125%, due 12/31/2015	$11,407	11,407

Total Repurchase Agreement—1.6% (cost $11,407)		11,407

Total Investments—100.1% (cost $593,406)		717,156
Liabilities, plus cash and other assets—(0.1)%		(911)

Net assets—100.0%		$716,245

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 9

James S. Golan

David P. Ricci

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Large Cap Growth Fund posted a 18.31% increase (Class N shares) for the year ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, increased by 15.26%.

In 2012, investors continued to fluctuate between optimism and pessimism based on macroeconomic or political announcements. Market volatility remained, but less than recent years as there were fewer unknowns in the marketplace. In this environment, the Russell 1000® Growth Index rose 15.26%, and climbed the proverbial “wall of worry.” In general by the fourth quarter, there was evidence that the global economy, ex-Europe, had stabilized after a slowing in the middle of the year. From a sector perspective, cyclical sectors such as Financials and Consumer Discretionary as well as Health Care performed best. Energy stocks were a drag as were more defensive Utilities and Consumer Staples sectors.

The primary driver of our results within the Fund was strong stock selection across multiple sectors, as is our goal from our fundamentally driven investment process. Technology stock positioning stood out due a large weight in eBay. The company reported strong revenue growth from both its Marketplace and PayPal divisions. We believe PayPal is a key strategic asset and it should continue to see market share gains in the fast growing mobile payments arena. Within Health Care, Gilead Sciences rallied on news that a major competitor put its HCV (hepatitis C virus) pipeline product on hold due to safety concerns, placing Gilead Sciences in a strong position with its own HCV product. Also, the U.S. FDA approved Gilead’s Quad pill (branded Stribild); it is the first four drug, single tablet, once-a-day, regimen for HIV. In the Telecommunications sector, SBA Communications notably contributed; it reported better than expected revenues and cash flows. Additionally, investors were optimistic on AT&T’s announcement for a significant ramp in capital expenditures in order to build out its 4G network, which we believe should be a positive for the tower industry and SBA Communications. Lastly, in Consumer Discretionary, Discovery Communications benefited from strong revenues and operating profits; international growth was particularly impressive. Over the long-term, the company’s earnings growth should be driven by higher affiliate fees with broader distribution and higher prices per subscriber as the company reformats existing networks. We believe it should also experience market share gains in advertising with viewership growth, as well as margin expansion through scale efficiency, cost controls and ramping its international advertising sales effort. Importantly, as these stock positions mentioned above rose during the year, we trimmed them, which is typical of our investment discipline. Other ancillary contributors were our sector underweight in Energy and overweight in Technology.

Despite the success in stock selection, there were a few modest detractors in the year. In the consumer group, both Mead Johnson and Dollar General lagged peers. In Consumer Staples, Mead Johnson Nutrition lost ground given the firm’s recent performance in China related to a slowdown in Chinese consumer spending, and in hindsight, an ill timed price increase, which was met with temporary consumer resistance and market share loss. We believe these are near-term issues and the long-term investment thesis remains intact. Mead Johnson should benefit from the secular growth in emerging markets with the rising middle class and their desire for premium branded Western infant formula. Within Consumer Discretionary, Dollar General declined on slowing store sales growth. In general, dollar stores have come under pressure recently given reduced spending by lower end consumers as worries over government debt and tax policies flared up at a time when government assistance programs are leveling. In our view, the company offers an attractive combination of consumer value

10 Annual Report	December 31, 2012

and convenience, which should facilitate further store expansion and market share gains over time. Outside of consumer groups, select Energy holdings trailed, particularly Occidental Petroleum and Schlumberger. Occidental Petroleum modified its strategy three years ago to place a greater focus on production growth. At the time, we found this strategy shift compelling; however, the company has struggled to achieve production growth in a cost and capital efficient manner. We sold the stock because we believe it will take an extended period to resolve these strategy issues. Schlumberger remains one of our top ten positions, and in the long-term, it should benefit from increased deepwater exploration in international markets. Lastly, there were no major shifts in sector or market cap positioning for the year.

Going forward, many positive factors remain for the U.S. economy. The Federal Reserve’s accommodative policies continue, while the labor and housing markets recover albeit at a slow pace. That said, macro issues remain in the headlines, most notably the government debt ceiling and decisions regarding government deficits. The need to trim deficits may cause an intermediate-term headwind to growth, given likely spending cuts. Overseas, while Europe has stabilized with the announcement of OMT (Outright Monetary Transactions), uncertainties remain on implementation and economic growth has ground to a halt. For emerging market countries, the level of growth remains debatable; however, economies, particularly China, appear to be stabilizing.

In our view, stocks remain reasonably valued, especially in relation to bonds. While many investors continue to seek the safety of fixed income securities, stocks have continued to rise despite a substantial asset flow headwind. That said, a critical issue for the market remains peak operating margins. Those companies that can produce positive operating leverage in 2013 should be rewarded. We focus—as always—on fundamental analysis in an attempt to identify quality growth companies that sustain and improve upon their competitive position and earnings versus peers. Long-term, we believe investors differentiate between average companies and those with superior growth and quality characteristics in which we invest. In 2012, we began to see this distinguishing behavior take place again, which assisted performance results for our strategy.

December 31, 2012	William Blair Funds 11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return 12/31/2012

	1 Year	3 Year	5 Year	10 Year
Class N	18.31%	9.74%	1.60%	5.42%
Class I	18.78	9.96	1.87	5.69
Russell 1000® Growth	15.26	11.35	3.12	7.52

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12 Annual Report	December 31, 2012

Large Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—31.6%
Apple, Inc.	5,275	$2,812
*Citrix Systems, Inc.	12,840	844
*Cognizant Technology Solutions Corporation Class “A”	11,780	872
*eBay, Inc.	16,490	842
*Google, Inc. Class “A”	1,858	1,318
Mastercard, Inc. Class “A”	2,085	1,024
QUALCOMM, Inc.	15,025	932
*Trimble Navigation, Ltd.	5,440	325

		8,969

Consumer Discretionary—16.4%
*Amazon.com, Inc.	1,500	377
*Discovery Communications, Inc. Class “A”	12,810	813
*Dollar General Corporation	12,660	558
Harley-Davidson, Inc.	14,640	715
*priceline.com, Inc.	1,051	653
Starbucks Corporation	18,740	1,005
Yum! Brands, Inc.	8,390	557

		4,678

Industrials—14.3%
Donaldson Co., Inc.	20,590	676
Precision Castparts Corporation	6,730	1,275
*Stericycle, Inc.	8,100	755
Union Pacific Corporation	8,190	1,030
W.W. Grainger, Inc.	1,610	326

		4,062

Financials—8.8%
*Affiliated Managers Group, Inc.	5,200	677
JPMorgan Chase & Co.	29,350	1,290
T Rowe Price Group, Inc.	8,350	544

		2,511

Consumer Staples—8.6%
Colgate-Palmolive Co.	8,850	925
*Green Mountain Coffee Roasters, Inc.	12,530	518
Mead Johnson Nutrition Co.	11,960	788
Whole Foods Market, Inc.	2,220	203

		2,434

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—6.9%
Allergan, Inc.	8,085	$741
*Gilead Sciences, Inc.	11,010	809
*IDEXX Laboratories, Inc.	4,340	403

		1,953

Materials—5.4%
Monsanto Co.	10,970	1,038
Praxair, Inc.	4,645	509

		1,547

Energy—3.8%
Schlumberger, Ltd.†	15,490	1,073

Telecommunication Services—3.1%
*SBA Communications Corporation Class “A”	12,330	876

Total Common Stocks—98.9% (cost $22,083)		28,103

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $265, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$265	265

Total Repurchase Agreement—0.9% (cost $265)		265

Total Investments—99.8% (cost $22,348)		28,368
Cash and other assets, less liabilities—0.2%		45

Net assets—100.0%		$28,413

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 13

* Non-income producing securities

† = U.S. listed foreign security

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

After another above-average total return for 2012 we now stand nearly four years into the current bull market, which began in early 2009. The William Blair Small Cap Growth Fund posted an 18.15% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell 2000® Growth Index, increased by 14.59%.

Improving US economic data points, especially housing-related, and global central bank actions were the primary drivers of equity market returns in 2012. Despite a brief correction mid-year due to elevated fears regarding Euro zone financial stability, emerging market growth and a pause in the US economic recovery, most small and mid cap indices finished the year near all-time highs. Propelling the market higher in the back half of the year was European Central Bank messaging and actions, which restored confidence in Spanish and Italian borrowing capacity and the overall sustainability of the currency bloc. In the US, the Federal Reserve announced new quantitative easing programs aimed to maintain low government and consumer borrowing rates. Finally, investors cheered further improvements in the housing industry. Rebounding home prices and homebuilding activity positively impacts housing-related employment and overall consumer confidence. Thus, the market digested the possibility of a more sustainable domestic economic recovery.

The William Blair Small Cap Growth Fund’s 2012 outperformance is attributable to positive stock picks and a modest style benefit. While style factors were mostly muted this year for our strategy, our valuation sensitivity was a modest tailwind, primarily driven by fourth quarter market forces. From a stock selection front, Kensey Nash was the top performer during the year after being one of the largest underperformers in the Fund the previous year. On Assignment, SolarWinds and TriMas were other notable winners in the strategy this year. On the other hand, NxStage Medical, U.S. Auto Parts and Polypore International were detractors from return. Our typical lack of ownership in the outperforming Biotechnology and Real Estate Investment Trusts (REITs) industries detracted as well, despite the overall outperformance.

Despite progress on certain fronts in the US and abroad during 2012, there remain several uncertainties the market will grapple with in 2013. In the US, the late 2012 “fiscal cliff” negotiations produced some clarity on tax policy, but government spending policy remains in flux. These discussions will take center stage in the coming months along with a renewed debt-ceiling debate. On the other hand, the improving housing market and overall economy in the US provides some ballast to these downside risks. Outside the US, European Central Bank activities have suppressed fears of draconian scenarios but financial stability, government budget and economic risks continue to exist in the region. Finally, while there are signs the Chinese economy has shown some improvement, investors will keep a close eye on this important global economic engine.

Equity valuations expanded in 2012, but they begin the year near long-term averages and thus should be neither a tailwind nor headwind to equity returns. Profit margins are elevated and therefore a premium should be placed on companies with above-average revenue growth opportunities, such as the companies in which we seek to invest. Corporate balance sheets remain strong and should provide companies the ability to invest or increase merger and acquisition activities, both of which would be a tailwind for the stock market.

We continue to find good ideas across sectors and are confident the Fund’s portfolio consists of well-managed companies with solid competitive positions whose stocks are at reasonable valuations compared to the expected growth and consistency of their business.

14 Annual Report	December 31, 2012

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	10 Year
Class N	18.15%	5.96%	1.40%	9.57%
Class I	18.43	6.26	1.69	9.86
Russell 2000® Growth	14.59	12.82	3.49	9.80

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 15

Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Industrials—20.5%
Acorn Energy, Inc.	425,352	$3,322
Barrett Business Services, Inc.	70,561	2,688
*CAI International, Inc.	570,283	12,518
*Clean Harbors, Inc.	78,150	4,299
*Encore Capital Group, Inc.	235,122	7,199
*Franklin Covey Co.	584,703	7,543
*Furmanite Corporation	536,272	2,880
Healthcare Services Group, Inc.	157,768	3,665
*Heritage-Crystal Clean, Inc.	209,999	3,152
*Huron Consulting Group, Inc.	174,307	5,872
*ICF International, Inc.	191,054	4,478
*Navigant Consulting, Inc.	263,525	2,941
*Old Dominion Freight Line, Inc.	68,520	2,349
*On Assignment, Inc.	142,965	2,899
*Performant Financial Corporation	255,490	2,580
*Trimas Corporation	280,932	7,855
US Ecology, Inc.	209,799	4,939

		81,179

Health Care—18.3%
*ABIOMED, Inc.	133,080	1,791
Air Methods Corporation	134,406	4,958
*Brookdale Senior Living, Inc.	151,872	3,845
*Conceptus, Inc.	167,279	3,514
*Cyberonics, Inc.	101,521	5,333
*ExamWorks Group, Inc.	486,851	6,811
*Haemonetics Corporation	172,052	7,027
*HealthSouth Corporation	168,345	3,554
*HMS Holdings Corporation	179,157	4,644
*Novadaq Technologies, Inc.†	364,631	3,238
*NxStage Medical, Inc.	483,182	5,436
*Quidel Corporation	251,469	4,695
*Spectranetics Corporation	334,767	4,944
*TearLab Corporation	536,909	2,201
*The Providence Service Corporation	339,643	5,771
Trinity Biotech plc—ADR	347,010	5,004

		72,766

Information Technology—17.4%
*Audience, Inc.	335,151	3,482
*Bottomline Technologies, Inc.	292,927	7,730
*Cardtronics, Inc.	161,234	3,828
*Envestnet, Inc.	158,725	2,214
*Exar Corporation	387,541	3,449
*Guidewire Software, Inc.	29,840	887
*Inuvo, Inc.	1,886,947	1,755
*Liquidity Services, Inc.	177,616	7,258
*OSI Systems, Inc.	62,240	3,986
*RealPage, Inc.	215,770	4,654
Syntel, Inc.	61,417	3,291
*Tangoe, Inc.	461,037	5,473

Issuer	Shares	Value

Common Stocks—(continued)
Information Technology—(continued)
*TeleTech Holdings, Inc.	215,730	$3,840
*Ultimate Software Group, Inc.	30,452	2,875
*ValueClick, Inc.	190,875	3,705
*WEX, Inc.	48,151	3,629
*WNS Holdings, Ltd.—ADR	663,088	6,909

		68,965

Consumer Discretionary—15.1%
Dorman Products, Inc.	127,100	4,492
*Genesco, Inc.	80,147	4,408
*Gentherm, Inc.	546,474	7,268
*Jarden Corporation	70,104	3,624
*K12, Inc.	229,144	4,684
*Mattress Firm Holding Corporation	139,100	3,412
MDC Partners, Inc.†	234,912	2,655
*Pandora Media, Inc.	847,728	7,782
*Select Comfort Corporation	119,989	3,140
*SHFL Entertainment, Inc.	255,923	3,711
Six Flags Entertainment Corporation	144,091	8,818
*U.S. Auto Parts Network, Inc.	1,091,812	1,998
*Vera Bradley, Inc.	157,258	3,947

		59,939

Financials—14.7%
*Cowen Group, Inc.	2,171,714	5,321
*First Cash Financial Services, Inc.	242,742	12,045
*FirstService Corporation†	133,408	3,770
GFI Group, Inc.	1,519,291	4,922
*ICG Group, Inc.	749,921	8,572
Jones Lang LaSalle, Inc.	63,744	5,351
Manning & Napier, Inc.	357,011	4,498
Marlin Business Services Corporation	197,161	3,955
*National Financial Partners Corporation	573,551	9,831

		58,265

Energy—4.8%
*Atwood Oceanics, Inc.	84,052	3,849
*Dril-Quip, Inc.	49,476	3,614
Gulfmark Offshore, Inc.	70,430	2,426
*Hornbeck Offshore Services, Inc.	95,069	3,265
*Oil States International, Inc.	44,972	3,217
*PDC Energy, Inc.	85,618	2,844

		19,215

Materials—2.2%
*Horsehead Holding Corporation	348,151	3,555
*Stillwater Mining Co.	416,076	5,317

		8,872

Consumer Staples—1.4%
Nu Skin Enterprises, Inc.	150,253	5,567

See accompanying Notes to Portfolio of Investments.

16 Annual Report	December 31, 2012

Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Total Common Stocks—94.4% (cost $335,034)		$374,768

Exchange-Traded Fund
iShares Russell 2000 Growth Index Fund	77,993	7,433

Total Exchange-Traded Fund—1.9% (cost $7,257)		7,433

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $13,843, collateralized by U.S. Treasury Notes, 1.375%—2.125%, due 11/30/15—12/31/15	13,843	13,843

Total Repurchase Agreement—3.5% (cost $13,843)		13,843

Total Investments—99.8% (cost $356,134)		396,044
Cash and other assets, less liabilities—0.2%		769

Net assets—100.0%		$396,813

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the year ended December 31, 2012 with companies deemed affiliated during the year or at December 31, 2012.

		Share Activity				Year Ended December 31, 2012
						(in thousands)
Security Name		Balance 12/31/2011	Purchases	Sales	Balance 12/31/2012	Value	Dividends Included in Income
	Dreams, Inc.	2,671,926	119,643	2,791,569	—	$—	$—
p	Inuvo, Inc.	861,747	1,309,992	284,792	1,886,947	1,755	—
	Kensey Nash Corporation	483,937	44,009	527,946	—	—	217
*	Vertro, Inc.	847,343	—	847,343	—	—	—

						$1,755	$217

p Affiliated company at December 31, 2012. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at December 31, 2012 was $ 1,755 ( in thousands).

* Vertro, Inc. was acquired by Inuvo, Inc. at a rate of 1.546 per share of Inuvo, Inc. for each share of Vetro, Inc. on March 2, 2012.

Affiliate companies accounted for $(15,309) of the net realized loss on investments and $(21,044) of the change in net unrealized (depreciation) on investments during the year.

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 17

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

After another above-average total return for 2012 we now stand nearly four years into the current bull market, which began in early 2009. The William Blair Mid Cap Growth Fund posted a 10.90% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, increased by 15.81%.

While this review is focused on 2012, we believe it is appropriate to add a brief perspective on our intermediate term performance. Our five-year relative performance, which includes nearly a full market cycle, remains well above benchmark. However, our Fund’s subdued relative performance over the past three years is partially the result of the market’s unsustainably strong returns in three of the last four calendar years, producing a 110% benchmark four-year cumulative return. Looking forward, while not overly bearish, we believe the market environment over the next three to five years will be more normalized (and therefore more conducive to our style of investing) and remain confident in our ability to produce the level of outperformance our shareholders expect over the long run.

Improving US economic data points, especially housing-related, and global central bank actions were the primary drivers of equity market returns in 2012. Despite a brief correction mid-year due to elevated fears regarding Euro zone financial stability, emerging market growth and a pause in the US economic recovery, most small and mid cap indices finished the year near all-time highs. Propelling the market higher in the back half of the year was European Central Bank messaging and actions, which restored confidence in Spanish and Italian borrowing capacity and the overall sustainability of the currency bloc. In the US, the Federal Reserve announced new quantitative easing programs aimed to maintain low government and consumer borrowing rates. Finally, investors cheered further improvements in the housing industry. Rebounding home prices and homebuilding activity positively impacts housing-related employment and overall consumer confidence. Thus, the market digested the possibility of a more sustainable domestic economic recovery.

The William Blair Mid Cap Growth Fund’s 2012 underperformance is attributable to style and industry headwinds and negative stock selection. Given the strong market return, our more conservative investment style (typical lower portfolio beta) was a headwind during the year. Our lack of ownership in outperforming industries such as Biotechnology and Real Estate Investment Trusts (REITs) detracted from relative performance as well. We have historically not invested in these areas due to lack of quality (Biotechnology) or lack of growth (REITs). From a stock specific perspective, Gentex, HMS Holdings, Gardner Denver and Clean Harbors all detracted from relative performance. We liquidated Gentex and Gardner Denver, but continue to believe HMS Holdings and Clean Harbors will be good investments. On the other hand, Illumina, SBA Communications and SolarWinds were stock picks that helped partially offset the overall underperformance during the year.

Despite progress on certain fronts in the US and abroad during 2012, there remain several uncertainties the market will grapple with in 2013. In the US, the late 2012 “fiscal cliff” negotiations produced some clarity on tax policy, but government spending policy remains in flux. These discussions will take center stage in the coming months along with a renewed debt-ceiling debate. In addition, the increase in payroll taxes will likely be a headwind for consumer spending and could potentially shift market leadership away from the consumer discretionary sector. On the other hand, the improving housing market and overall economy in the US provides some ballast to these downside risks. Outside the US, European Central

18 Annual Report	December 31, 2012

Bank activities have suppressed fears of draconian scenarios but financial stability, government budget and economic risks remain. And while the Chinese economy has improved, investors will keep a close eye on this important global economic engine.

Equity valuations expanded in 2012, but they begin the year near long-term averages. Profit margins are elevated and therefore a premium should be placed on companies with above-average revenue growth opportunities, such as the companies in which we seek to invest. Corporate balance sheets remain strong, providing companies the ability to invest or increase merger and acquisition activities, both of which would be a tailwind for the stock market.

We continue to find good ideas across sectors, and are confident the Fund’s portfolio consists of well-managed companies with solid competitive positions whose stocks are at reasonable valuations compared to the expected growth and consistency of their business.

December 31, 2012	William Blair Funds 19

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	10.90%	11.81%	4.42%	5.92%
Class I	11.30	12.12	4.71	6.22
Russell Midcap® Growth	15.81	12.91	3.23	4.57
(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

20 Annual Report	December 31, 2012

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Industrials—19.7%
AMETEK, Inc.	146,500	$5,504
*B/E Aerospace, Inc.	76,700	3,789
*Clean Harbors, Inc.	127,600	7,019
Donaldson Co., Inc.	250,300	8,220
Fastenal Co.	213,962	9,990
J.B. Hunt Transport Services, Inc.	151,500	9,046
*Jacobs Engineering Group, Inc.	131,000	5,577
*Polypore International, Inc.	105,400	4,901
*Stericycle, Inc.	100,230	9,348
TransDigm Group, Inc.	68,950	9,402

		72,796

Information Technology—18.7%
Amphenol Corporation	154,100	9,970
*Cavium, Inc.	122,702	3,830
*Citrix Systems, Inc.	181,500	11,934
*Concur Technologies, Inc.	28,230	1,906
*F5 Networks, Inc.	38,600	3,750
Genpact, Ltd.†	348,212	5,397
*Guidewire Software, Inc.	121,700	3,617
*RealPage, Inc.	213,800	4,612
*Silicon Laboratories, Inc.	175,469	7,336
*SolarWinds, Inc.	155,400	8,151
*Trimble Navigation, Ltd.	77,204	4,615
*VeriSign, Inc.	109,300	4,243

		69,361

Consumer Discretionary—17.3%
*Bed Bath & Beyond, Inc.	158,160	8,843
*Chipotle Mexican Grill, Inc.	18,590	5,530
Dick’s Sporting Goods, Inc.	277,429	12,620
Harley-Davidson, Inc.	174,800	8,537
Harman International Industries, Inc.	83,306	3,719
*Lululemon Athletica, Inc.	106,700	8,134
*O’Reilly Automotive, Inc.	116,780	10,442
*Select Comfort Corporation	174,378	4,564
Tractor Supply Co.	18,700	1,652

		64,041

Health Care—10.5%
*Cerner Corporation	34,700	2,694
*HealthSouth Corporation	331,524	6,999
*HMS Holdings Corporation	478,000	12,390
*IDEXX Laboratories, Inc.	103,872	9,639
*Mettler-Toledo International, Inc.	10,000	1,933
Perrigo Co.	51,600	5,368

		39,023

Financials—10.5%
*Affiliated Managers Group, Inc.	55,875	7,272
First Republic Bank	178,100	5,838
LPL Financial Holdings, Inc.	301,379	8,487
*Signature Bank	127,600	9,103
T Rowe Price Group, Inc.	126,200	8,219

		38,919

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—7.9%
*Green Mountain Coffee Roasters, Inc.	225,146	$9,312
McCormick & Co., Inc.	143,200	9,098
Mead Johnson Nutrition Co.	165,900	10,931

		29,341

Energy—4.8%
*Cameron International Corporation	107,100	6,046
*Denbury Resources, Inc.	272,770	4,419
Helmerich & Payne, Inc.	70,200	3,932
Range Resources Corporation	51,900	3,261

		17,658

Materials—4.2%
Airgas, Inc.	90,100	8,225
Ecolab, Inc.	101,500	7,298

		15,523

Telecommunication Services—3.1%
*SBA Communications Corporation Class “A”	159,600	11,335

Total Common Stocks—96.7% (cost $331,273)		357,997

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $11,791, collateralized by US Treasury Note, 2.125%, due 12/31/15	$11,791	11,791

Total Repurchase Agreement—3.2% (cost $11,791)		11,791

Total Investments—99.9% (cost $343,064)		369,788
Cash and other assets, less liabilities—0.1%		447

Net assets—100.0%		$370,235

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 21

* Non-income producing securities

† = U.S. listed foreign security

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

After another above-average total return for 2012 we now stand nearly four years into the current bull market, which began in early 2009. The William Blair Small-Mid Cap Growth Fund posted a 12.20% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell 2500™ Growth Index, increased by 16.13%.

While this review is focused on 2012, we believe it is appropriate to add a brief perspective on our intermediate term performance. Our Fund’s subdued relative performance over the intermediate term is partially the result of the market’s unsustainably strong returns in three of the last four calendar years, producing a 108% benchmark four-year cumulative return. However, while not overly bearish, we believe the market environment over the next three to five years will be more normalized (and therefore more conducive to our style of investing) and remain confident in our ability to produce the level of outperformance our clients expect over the long run.

Improving US economic data points, especially housing-related, and global central bank actions were the primary drivers of equity market returns in 2012. Despite a brief correction mid-year due to elevated fears regarding Euro zone financial stability, emerging market growth and a pause in the US economic recovery, most small and mid cap indices finished the year near all-time highs. Propelling the market higher in the back half of the year was European Central Bank messaging and actions, which restored confidence in Spanish and Italian borrowing capacity and the overall sustainability of the currency bloc. In the US, the Federal Reserve announced new quantitative easing programs aimed to maintain low government and consumer borrowing rates. Finally, investors cheered further improvements in the housing industry. Rebounding home prices and homebuilding activity positively impacts housing-related employment and overall consumer confidence. Thus, the market digested the possibility of a more sustainable domestic economic recovery.

The William Blair Small-Mid Cap Growth Fund’s 2012 underperformance is attributable to style and industry headwinds and negative stock selection. Given the strong market return, our more conservative investment style (typical lower portfolio beta) was a headwind during the year. In addition, both our traditional overweight to the highest growth stocks and our underweight to cheaper stocks were disadvantageous for the year, driven mostly by fourth quarter market dynamics. Our underweight or lack of ownership in outperforming industries such as Biotechnology and Real Estate Investment Trusts (REITs) detracted from relative performance as well. We have historically been significantly underweight in these areas due to lack of quality (Biotechnology) or lack of growth (REITs). From a stock specific perspective, Constant Contact, Tempur-Pedic, Gentex and Fossil were the largest detractors for the year. On the other hand, SBA Communications, Catamaran and Fortune Brands Home & Security helped partially offset the overall underperformance during the year.

Despite progress on certain fronts in the US and abroad during 2012, there remain several uncertainties the market will grapple with in 2013. In the US, the late 2012 “fiscal cliff” negotiations produced some clarity on tax policy, but government spending policy remains in flux. These discussions will take center stage in the coming months along with a renewed debt-ceiling debate. On the other hand, the improving housing market and overall economy in the US provides some ballast to these downside risks. Outside the US, European Central Bank activities have suppressed fears of draconian scenarios but financial stability, government budget and economic risks continue to exist in the region. And while the Chinese economy has improved, investors will keep a close eye on this important global economic engine.

22 Annual Report	December 31, 2012

Equity valuations expanded in 2012, but they begin the year near long-term averages and thus should be neither a tailwind nor headwind to equity returns. Profit margins are elevated and therefore a premium should be placed on companies with above-average revenue growth opportunities, such as the companies in which we seek to invest. Corporate balance sheets remain strong and should provide companies the ability to invest or increase merger and acquisition activities, both of which would be a tailwind for the stock market.

We continue to find good ideas across sectors, and are confident the Fund’s portfolio consists of well-managed companies with solid competitive positions whose stocks are at reasonable valuations compared to the expected growth and consistency of their business.

December 31, 2012	William Blair Funds 23

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	12.20%	11.16%	4.23%	7.34%
Class I	12.36	11.41	4.50	7.60
Russell 2500™ Growth	16.13	13.78	4.07	7.07
(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

24 Annual Report	December 31, 2012

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Industrials—23.3%
Allegiant Travel Co.	60,065	$4,409
*B/E Aerospace, Inc.	181,053	8,944
*Fortune Brands Home & Security, Inc.	225,200	6,580
Healthcare Services Group, Inc.	225,932	5,248
*Huron Consulting Group, Inc.	144,285	4,861
*ICF International, Inc.	240,125	5,629
Manpower, Inc.	97,950	4,157
*Old Dominion Freight Line, Inc.	113,900	3,905
*Portfolio Recovery Associates, Inc.	72,400	7,737
Robert Half International, Inc.	308,800	9,826
*Standard Parking Corporation	161,418	3,550
*Stericycle, Inc.	140,870	13,139
The Corporate Executive Board Co.	115,135	5,464
TransDigm Group, Inc.	9,475	1,292
*Trimas Corporation	231,010	6,459

		91,200

Health Care—21.8%
*ABIOMED, Inc.	223,938	3,014
*Align Technology, Inc.	160,903	4,465
*BioMarin Pharmaceutical, Inc.	135,000	6,649
*Brookdale Senior Living, Inc.	191,476	4,848
*Catamaran Corporation†	177,932	8,382
*Conceptus, Inc.	146,534	3,079
*Cyberonics, Inc.	83,700	4,397
*Haemonetics Corporation	113,500	4,635
*HealthSouth Corporation	211,184	4,458
*HMS Holdings Corporation	311,792	8,081
*Hologic, Inc.	323,500	6,480
*Mettler-Toledo International, Inc.	20,500	3,963
*Myriad Genetics, Inc.	64,000	1,744
Perrigo Co.	84,800	8,822
*Sirona Dental Systems, Inc.	94,683	6,103
*Team Health Holdings, Inc.	215,811	6,209

		85,329

Information Technology—17.5%
*Akamai Technologies, Inc.	86,600	3,543
*ANSYS, Inc.	46,400	3,125
*Aruba Networks, Inc.	230,700	4,787
*Concur Technologies, Inc.	56,100	3,788
*CoStar Group, Inc.	44,500	3,977
*Envestnet, Inc.	157,119	2,192
*Gartner, Inc.	133,800	6,157
Genpact, Ltd.†	342,000	5,301
*Guidewire Software, Inc.	176,300	5,240
*Liquidity Services, Inc.	101,600	4,151
NIC, Inc.	215,770	3,526
*RealPage, Inc.	290,960	6,276
*Riverbed Technology, Inc.	206,500	4,072
*SolarWinds, Inc.	75,300	3,949
*Ultimate Software Group, Inc.	32,925	3,108
*WEX, Inc.	70,400	5,306

		68,498

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value
Consumer Discretionary—15.4%
Dick’s Sporting Goods, Inc.	232,790	$10,590
*Grand Canyon Education, Inc.	200,400	4,703
*Jarden Corporation	71,600	3,702
*K12, Inc.	296,914	6,069
*LKQ Corporation	303,600	6,406
*Pandora Media, Inc.	309,202	2,838
Polaris Industries, Inc.	50,000	4,208
*Sally Beauty Holdings, Inc.	245,400	5,784
Texas Roadhouse, Inc.	200,143	3,362
Tractor Supply Co.	78,600	6,945
*Under Armour, Inc.	114,820	5,572

		60,179

Financials—8.8%
*Affiliated Managers Group, Inc.	69,909	9,099
CBOE Holdings, Inc.	146,900	4,328
*First Cash Financial Services, Inc.	61,143	3,034
First Republic Bank	152,500	4,999
*FirstService Corporation†	107,741	3,045
Jones Lang LaSalle, Inc.	76,900	6,455
*National Financial Partners Corporation	199,624	3,421

		34,381

Energy—5.2%
Cabot Oil & Gas Corporation	54,400	2,706
Core Laboratories N.V.†	37,700	4,121
Helmerich & Payne, Inc.	85,100	4,766
*KiOR, Inc.	258,797	1,659
Oceaneering International, Inc.	78,900	4,244
*Oil States International, Inc.	39,000	2,790

		20,286

Telecommunication Services—2.6%
*SBA Communications Corporation	147,000	10,440

Materials—2.4%
Celanese Corporation	114,500	5,099
Rockwood Holdings, Inc.	85,000	4,204

		9,303

Consumer Staples—1.9%
*Green Mountain Coffee Roasters, Inc.	118,723	4,910
Nu Skin Enterprises, Inc.	68,900	2,553

		7,463

Total Common Stocks—98.9% (cost $347,882)		387,079

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $729 collateralized by US Treasury Note, 2.125%, due 12/31/15	$729	729

Total Repurchase Agreement—0.2% (cost $729)		729

Total Investments—99.1% (cost $348,611)		387,808
Cash and other assets, less liabilities—0.9%		3,552

Net assets—100.0%		$391,360

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 25

GLOBAL MARKETS OVERVIEW

In a year beset by concerns about macroeconomic policies, debt and global growth, where most investors generally maintained a cautious stance, risk assets produced a stealth rally. The global equity market, as reflected by the MSCI ACWI IMI rose 16.38% during the period, while high yield fixed income and real estate also performed well. Financials was the strongest performing sector during 2012, rising nearly 28%, followed by a 24% Discretionary return, as Utilities and Energy lagged, each returning below 3%. The strong 2012 double digit equity return, however, masks the volatility that occurred during the year, as the market moved from expectations of reinvigorated China-led global growth in the first quarter, to second quarter concerns about a European Union collapse, to third quarter improved European sentiment and stabilizing Chinese economic indicators. The fourth quarter of 2012 ended with a bang despite US “fiscal cliff” concerns as equity markets rallied on the expectations of a stabilizing Chinese economy, continued progress in Europe, and as a reform-minded Shinzo Abe was re-elected as prime minister of Japan. High quality stocks with good earnings trends and growth prospects outpaced their lower quality counterparts during 2012; although this varied during the period. In particular, as the market rallied in the first and fourth quarters on expectations of improving global growth, companies with low valuations and lower quality characteristics rallied the strongest.

The MSCI EM IMI rose 18.68% during the year, outpacing the developed world, due largely to a strong fourth quarter, when the Index rose 5.52%. EMEA and Asia were particularly strong, rising 22.55% and 20.72%, respectively. Within Asia, Southeast Asia countries Thailand and Philippines led the rally, while Indonesia lagged, up just 4.2%. Within EMEA, Turkey rose over 63%, while Egypt was up nearly 50%; conversely, the Czech Republic and Russia trailed. Latin America was the worst performing emerging markets region, up 9.88%, as Brazil was the key laggard, rising only 1.61% on a slowing economy and concerns about the interventionist government. The MSCI World Index was up 16.06% during the year, led by Pacific ex-Japan, which rose by 23.88% on strength in Singapore and New Zealand. Despite market angst about the viability of the European Union during the second quarter, Europe ex-UK rose 21.63% in USD terms, led by Core Europe and the Nordic Region, as well as Greece, which was up 24.60%, due largely to December’s results. Conversely, Spain and Portugal lagged notably during the period, up just 3.17% and 8.17%, respectively, as concerns about the banking system continued to plague the markets. Conversely, Japan and Canada were notable laggards, rising 7.54% and 8.10%, respectively, as the USD appreciated approximately 11% versus the Japanese Yen during the period. Small cap stocks generally outpaced their larger cap counterparts during 2012, particularly in Europe, Emerging Markets and the US, while Developed Asian and Canadian small cap stocks lagged.

26 Annual Report	December 31, 2012

W. George Greig

Kenneth J. McAtamney

GLOBAL LEADERS FUND (FORMERLY KNOWN AS GLOBAL GROWTH FUND)

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Global Leaders Fund (formerly the Global Growth Fund) posted a 17.25% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World IMI Index (net) increased 16.38%.

Year to date Fund outperformance was driven by good stock selection in Consumer Staples, Health Care, Industrials, and Information Technology (IT), which more than offset weakness in Consumer Discretionary, Energy and Financials. Consumer Staples stock selection was bolstered by strong performance by Monster Beverage in the first half of the year, Diageo, a beverage company, on continued emerging markets demand and solid North American results and McCormick & Company, the US food company, on solid operating performance throughout the year. Pharmaceuticals performed particularly well during the year, while Industrials benefited from strong Aerospace performance, coupled with solid operating results by a number of holdings. Despite underperforming in the fourth quarter, Apple was a full year contributor to IT performance, along with ARM Holdings, a semiconductors company, and Samsung Electronics. Offsetting these positive results were Autos and Luxury performance, while Energy was hampered by weakness in Oil/Gas, due largely to BG Group, oil & gas company’s production cuts. Financials stock selection was hurt by limited exposure in Commercial Banks, which accelerated beginning in mid-year, along with limited real estate-related holdings. Regionally the US and Europe performed well, offsetting weakness in Japan and Emerging Asia.

The Fund’s Financials weighting increased from approximately 15% of the Fund as of year-end 2011 to 21%, due to an increase in Commercial Banks. Funding this increase was a decrease in Consumer Staples, IT and Energy. Regionally, the US remained underweighted during the period, ending the year at 41.9% of the Fund, with the biggest weighting in Consumer Discretionary. Developed Europe was overweighted versus the Index, while Developed Asia and Emerging Markets largely approximated the Index.

December 31, 2012	William Blair Funds 27

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	17.25%	10.90%	(0.66)%	(0.84)%
Class I	17.64	11.17	(0.41)	(0.56)
MSCI AC World IMI - Net	16.38	7.02	(0.73)	(1.56)
(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

28 Annual Report	December 31, 2012

Global Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Western Hemisphere—45.0%
Canada—3.1%
Brookfield Asset Management, Inc. (Real estate management & development)†	27,755	$1,017
The Toronto-Dominion Bank (Commercial banks)	12,657	1,066

		2,083

United States—41.9%
*Affiliated Managers Group, Inc. (Capital markets)	6,298	820
American Express Co. (Consumer finance)	16,739	962
AMETEK, Inc. (Electrical equipment)	20,843	783
Apple, Inc. (Computers & peripherals)	2,859	1,524
*Citrix Systems, Inc. (Software)	12,481	821
Colgate-Palmolive Co. (Household products)	7,150	747
Costco Wholesale Corporation (Food & staples retailing)	9,914	979
*Discovery Communications, Inc. (Media)	16,667	1,058
*Express Scripts Holding Co. (Health care providers & services)	19,257	1,040
Exxon Mobil Corporation (Oil, gas & consumable fuels)	14,071	1,218
*Fortune Brands Home & Security, Inc. (Building products)	26,545	776
Harley-Davidson, Inc. (Automobiles)	21,962	1,072
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	6,102	566
Jones Lang LaSalle, Inc. (Real estate management & development)	10,376	871
JPMorgan Chase & Co. (Diversified financial services)	33,820	1,487
Marriott International, Inc. (Hotels, restaurants & leisure)	25,678	957
Mastercard, Inc. Class “A” (IT services)	2,477	1,217
McCormick & Co., Inc. (Food products)	10,395	660
*O’Reilly Automotive, Inc. (Specialty retail)	7,973	713
*priceline.com, Inc. (Internet & catalog retail)	1,579	981
QUALCOMM, Inc. (Communications equipment)	17,836	1,106
Schlumberger, Ltd. (Energy equipment & services)†	20,623	1,429
*SolarWinds, Inc. (Software)	9,873	518
Starbucks Corporation (Hotels, restaurants & leisure)	19,091	1,024
The Walt Disney Co. (Media)	22,640	1,127
Union Pacific Corporation (Road & rail)	9,858	1,239
W.W. Grainger, Inc. (Trading companies & distributors)	1,872	379
Williams-Sonoma, Inc. (Specialty retail)	22,508	985
Yum! Brands, Inc. (Hotels, restaurants & leisure)	15,116	1,004

		28,063

Europe, Mid-East—19.2%
Denmark—2.8%
CHR Hansen Holding A/S (Chemicals)	9,194	300
Coloplast A/S Class “B” (Health care equipment & supplies)	8,185	401
Novo Nordisk A/S Class “B” (Pharmaceuticals)	7,285	1,186

		1,887

Common Stocks—Europe, Mid-East—19.2%—(continued)
France—4.0%
BNP Paribas S.A. (Commercial banks)	24,001	$1,366
Essilor International S.A. (Health care equipment & supplies)	3,726	376
Technip S.A. (Energy equipment & services)	8,078	934

		2,676

Germany—5.4%
Bayerische Motoren Werke AG (Automobiles)	10,923	1,063
Brenntag AG (Trading companies & distributors)	4,078	537
Fresenius SE & Co. KGaA (Health care providers & services)	6,241	718
MTU Aero Engines Holding AG (Aerospace & defense)	3,653	334
SAP AG (Software)	11,804	949

		3,601

Ireland—0.7%
Paddy Power plc (Hotels, restaurants & leisure)	5,311	439

Israel—1.1%
*Check Point Software Technologies, Ltd. (Software)†	15,704	748

Sweden—1.4%
Atlas Copco AB (Machinery)	34,197	948

Switzerland—3.8%
Nestle S.A. (Food products)	10,123	660
Partners Group Holding AG (Capital markets)	3,434	794
Syngenta AG (Chemicals)	2,737	1,106

		2,560

United Kingdom—13.8%
Abcam plc (Biotechnology)	42,503	268
AMEC plc (Energy equipment & services)	29,001	479
ARM Holdings plc (Semiconductors & semiconductor equipment)	69,599	879
Ashmore Group plc (Capital markets)	85,961	508
Babcock International Group plc (Commercial services & supplies)	26,705	422
BHP Billiton plc (Metals & mining)	38,069	1,343
Compass Group plc (Hotels, restaurants & leisure)	84,563	1,004
Diageo plc (Beverages)	39,426	1,148
Experian plc (Professional services)	63,378	1,021
Hargreaves Lansdown plc (Capital markets)	36,243	405
Lancashire Holdings, Ltd. (Insurance)	14,531	185
*Rolls-Royce Holdings plc (Aerospace & defense)	68,186	978
The Weir Group plc (Machinery)	18,668	577

		9,217

Emerging Asia—7.0%
China—2.6%
*Baidu, Inc.—ADR (Internet software & services)	6,586	661
China Mobile, Ltd. (Wireless telecommunication services)	80,000	941
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	9,897	156

		1,758

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 29

Global Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Asia—7.0%—(continued)
Indonesia—1.2%
PT Bank Rakyat Indonesia (Commercial banks)	1,071,500	$777

South Korea—3.2%
*Hyundai Motor Co. (Automobiles)	4,125	850
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	903	1,298

		2,148

Japan—3.2%
Fanuc Corporation (Machinery)	5,800	1,079
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	28,600	1,040

		2,119

Emerging Europe, Mid-East, Africa—2.8%
South Africa—1.5%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	27,661	554
Bidvest Group, Ltd. (Industrial conglomerates)	17,601	450

		1,004

Turkey—1.3%
Turkiye Halk Bankasi A.S. (Commercial banks)	88,141	869

Asia—1.8%
Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	311,400	1,235

Emerging Latin America—1.6%
Argentina—0.6%
MercadoLibre, Inc. (Internet software & services)	5,651	444

Brazil—1.0%
BR Malls Participacoes S.A. (Real estate management & development)	49,300	651

Total Common Stocks—94.4% (cost $54,930)		63,227

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $338, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$338	338

Total Repurchase Agreement—0.5% (cost $338)		338

Total Investments—94.9% (cost $55,268)		63,565
Cash and other assets, less liabilities—5.1%		3,429

Net assets—100.0%		$66,994

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	20.7%
Consumer Discretionary	19.4%
Information Technology	17.7%
Industrials	15.1%
Health Care	8.3%
Consumer Staples	6.6%
Energy	6.4%
Materials	4.3%
Telecommunication Services	1.5%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	48.9%
British Pound Sterling	14.6%
Euro	10.6%
Swiss Franc	4.0%
Hong Kong Dollar	3.7%
South Korean Won	3.4%
Japanese Yen	3.4%
Danish Krone	3.0%
Canadian Dollar	1.7%
South African Rand	1.6%
Swedish Krona	1.5%
Turkish Lira	1.4%
Indonesian Rupiah	1.2%
Brazilian Real	1.0%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

30 Annual Report	December 31, 2012

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Growth Fund posted a 23.67% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. IMI Index (net) increased 17.04%.

Year to date, the Fund outperformed the Index by 6.63% as stock selection was strong across most sectors and currency hedging added approximately 75 basis points to relative performance. The Fund’s Financials holdings were up over 34% during the period, well ahead of the 29% Index return, on strong Commercial Banks performance, both within developed and emerging markets. In addition, the strategy’s higher weighting in Real Estate Management and Development holdings, which rallied nearly 45%, added value. The Fund’s Healthcare stocks were up nearly 31% during the year, significantly outpacing the 18.59% index sector return, led by strong performance in European Pharmaceuticals Bayer and Sanofi, while the Fund’s Industrial holdings outperformed by 10% as stock selection was strong across industries. The Fund’s Materials stocks also outperformed by 10%, as Chemicals added value, as did the underweighting in Metals and Mining. Somewhat detracting from relative full year results was Energy stock selection as Oil/Gas holdings underperformed.

As of year-end, the Fund remained focused on Europe at the expense of Developed Asia and Canada. Japan represented 13.6% of the Fund, an increase since December 2011. Emerging markets totaled 20.4% of the Fund as of December 31, and shifted towards Emerging Asia at the expense of Latin America. From a sector perspective, Financials was the largest weighting at 25.3% of the Fund, just above the 25.2% Index weighting, increasing throughout the year. The Fund remained overweighted in Discretionary, Healthcare and Industrials at the expense of Energy and Materials.

December 31, 2012	William Blair Funds 31

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return 12/31/2012

	1 Year	3 Year	5 Year	10 Year
Class N	23.67%	8.28%	(2.95)%	9.88%
Class I	23.96	8.60	(2.67)	10.18
MSCI AC World ex USA IMI - Net	17.04	4.18	(2.59)	10.16

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

32 Annual Report	December 31, 2012

International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—32.9%
Austria—0.8%
Andritz AG (Machinery)	361,521	$23,231
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	66,551	6,974

		30,205

Belgium—0.3%
Colruyt S.A. (Food & staples retailing)	218,571	10,838

Denmark—1.2%
Coloplast A/S Class “B” (Health care equipment & supplies)	576,930	28,293
GN Store Nord A/S (Health care equipment & supplies)	688,070	10,000
SimCorp A/S (Software)	27,340	6,099

		44,392

Finland—1.0%
Kone Oyj (Machinery)	344,705	25,494
Nokian Renkaat Oyj (Auto components)	318,913	12,775

		38,269

France—9.9%
Arkema S.A. (Chemicals)	375,252	39,401
BNP Paribas S.A. (Commercial banks)	1,755,170	99,922
Christian Dior S.A. (Textiles, apparel & luxury goods)	176,154	30,026
Hermes International (Textiles, apparel & luxury goods)	42,683	12,761
Sanofi (Pharmaceuticals)	776,171	73,604
Societe BIC S.A. (Commercial services & supplies)	110,463	13,241
Unibail-Rodamco SE (Real estate investment trusts (REITs))	197,589	47,916
Vivendi S.A. (Diversified telecommunication services)	1,524,540	34,479
Zodiac Aerospace (Aerospace & defense)	100,906	11,171

		362,521

Germany—3.9%
Aixtron AG (Semiconductors & semiconductor equipment)	94,263	1,124
Bayer AG (Pharmaceuticals)	495,064	47,210
Bertrandt AG (Professional services)	30,087	3,021
Brenntag AG (Trading companies & distributors)	104,500	13,767
Deutsche Bank AG (Capital markets)	317,317	13,960
Deutsche Wohnen AG (Real estate management & development)	593,081	11,011
Fresenius SE & Co. KGaA (Health care providers & services)	217,585	25,037
Gerry Weber International AG (Textiles, apparel & luxury goods)	198,113	9,596
MTU Aero Engines Holding AG (Aerospace & defense)	200,063	18,258

		142,984

Ireland—0.2%
Paddy Power plc (Hotels, restaurants & leisure)	103,881	8,575

Common Stocks—Europe—32.9%—(continued)

Italy—0.9%
Azimut Holding SpA (Capital markets)	444,394	$6,395
Intesa Sanpaolo SpA (Commercial banks)	7,396,197	12,790
Pirelli & C. SpA (Auto components)	485,411	5,593
Tod’s SpA (Textiles, apparel & luxury goods)	74,809	9,499

		34,277

Netherlands—3.7%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	190,662	12,228
Royal Dutch Shell plc Class “B” (Oil, gas & consumable fuels)	1,801,374	64,266
Unilever N.V. (Food products)	1,546,193	59,163

		135,657

Norway—3.0%
Fred Olsen Energy ASA (Energy equipment & services)	150,866	6,624
Schibsted ASA (Media)	241,070	10,309
Statoil ASA (Oil, gas & consumable fuels)	2,245,712	56,602
Telenor ASA (Diversified telecommunication services)	1,810,226	36,860

		110,395

Spain—1.4%
Inditex S.A. (Specialty retail)	298,903	41,998
Viscofan S.A. (Food products)	142,213	8,055

		50,053

Sweden—2.0%
Atlas Copco AB Class “A” (Machinery)	1,429,293	39,635
Getinge AB (Health care equipment & supplies)	701,597	23,849
Hexpol AB (Chemicals)	165,901	8,803

		72,287

Switzerland—4.6%
Burckhardt Compression Holding AG (Machinery)	9,859	3,240
*Credit Suisse Group AG (Capital markets)	754,741	18,420
*Geberit AG (Building products)	107,677	23,869
Glencore International plc (Metals & mining)	9,224,636	53,289
Partners Group Holding AG (Capital markets)	86,049	19,893
SGS S.A. (Professional services)	9,686	21,513
Syngenta AG (Chemicals)	70,281	28,393

		168,617

United Kingdom—18.1%
Abcam plc (Biotechnology)	1,032,007	6,500
Aberdeen Asset Management plc (Capital markets)	1,639,890	9,868
AMEC plc (Energy equipment & services)	1,008,806	16,677
Amlin plc (Insurance)	1,898,424	11,802
ARM Holdings plc (Semiconductors & semiconductor equipment)	1,473,463	18,608
Ashmore Group plc (Capital markets)	2,697,495	15,928
Babcock International Group plc (Commercial services & supplies)	1,882,905	29,722

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 33

International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—18.1%—(continued)
Bunzl plc (Trading companies & distributors)	710,378	$11,758
Croda International plc (Chemicals)	173,582	6,784
Debenhams plc (Multiline retail)	527,553	985
Derwent London plc (Real estate investment trusts (REITs))	346,263	11,984
Diageo plc (Beverages)	2,231,381	64,993
Dunelm Group plc (Specialty retail)	1,032,488	11,841
Elementis plc (Chemicals)	2,209,133	8,435
Experian plc (Professional services)	1,106,470	17,833
Halma plc (Electronic equipment, instruments & components)	1,365,998	10,279
Hargreaves Lansdown plc (Capital markets)	218,368	2,442
Hiscox, Ltd. (Insurance)	932,283	6,940
IG Group Holdings plc (Diversified financial services)	1,280,360	9,423
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	1,097,734	30,781
ITV plc (Media)	18,892,162	32,773
John Wood Group plc (Energy equipment & services)	1,607,261	19,214
Johnson Matthey plc (Chemicals)	547,655	21,514
Jupiter Fund Management plc (Capital markets)	1,528,336	6,995
Lancashire Holdings, Ltd. (Insurance)	1,081,998	13,776
Meggitt plc (Aerospace & defense)	1,907,774	11,946
Moneysupermarket.com Group plc (Internet software & services)	3,081,548	7,901
*Ocado Group plc (Internet & catalog retail)	1,923,504	2,748
Oxford Instruments plc (Electronic equipment, instruments & components)	169,907	3,971
Prudential plc (Insurance)	3,093,495	44,136
Reckitt Benckiser Group plc (Household products)	658,498	41,801
Rightmove plc (Media)	275,322	6,473
*Rolls-Royce Holdings plc (Aerospace & defense)	2,483,004	35,615
Rotork plc (Machinery)	285,126	11,902
RPS Group plc (Commercial services & supplies)	1,049,791	3,629
Spirax-Sarco Engineering plc (Machinery)	200,592	7,511
St James’s Place plc (Insurance)	905,796	6,262
*The Berkeley Group Holdings plc (Household durables)	874,528	25,158
Tullow Oil plc (Oil, gas & consumable fuels)	1,792,496	37,369
Victrex plc (Chemicals)	376,308	10,029
Wolseley plc (Trading companies & distributors)	232,075	11,098

		665,404

Japan—13.6%
ABC-Mart, Inc. (Specialty retail)	151,700	6,604
Ain Pharmaciez, Inc. (Food & staples retailing)	62,500	3,419
Arnest One Corporation (Household durables)	357,800	5,861

Issuer	Shares	Value

Common Stocks—Japan—13.6% —(continued)
Astellas Pharma, Inc. (Pharmaceuticals)	537,200	$24,153
Chiyoda Corporation (Construction & engineering)	993,000	14,225
Cosmos Pharmaceutical Corporation (Food & staples retailing)	35,900	3,568
Daito Trust Construction Co., Ltd. (Real estate management & development)	166,500	15,736
FamilyMart Co., Ltd. (Food & staples retailing)	346,600	14,279
Fast Retailing Co., Ltd. (Specialty retail)	92,500	23,607
Fuji Heavy Industries, Ltd. (Automobiles)	1,906,000	24,035
Japan Tobacco, Inc. (Tobacco)	1,208,900	34,151
Keyence Corporation (Electronic equipment, instruments & components)	82,000	22,741
Lawson, Inc. (Food & staples retailing)	290,700	19,720
M3, Inc. (Health care technology)	3,730	5,953
Miraca Holdings, Inc. (Health care providers & services)	140,600	5,669
MISUMI Group, Inc. (Trading companies & distributors)	212,900	5,819
MonotaRO Co., Ltd. (Trading companies & distributors)	103,800	3,344
Nitori Co., Ltd. (Specialty retail)	117,920	8,640
ORIX Corporation (Diversified financial services)	570,880	64,486
Ryohin Keikaku Co., Ltd. (Multiline retail)	85,900	4,804
Shimamura Co., Ltd. (Specialty retail)	100,400	9,756
Ship Healthcare Holdings, Inc. (Health care providers & services)	201,700	5,361
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	2,202,900	80,057
Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	1,286,000	42,842
Sundrug Co., Ltd. (Food & staples retailing)	198,700	6,796
Suruga Bank, Ltd. (Commercial banks)	888,000	10,922
Tsuruha Holdings, Inc. (Food & staples retailing)	71,100	5,607
United Arrows, Ltd. (Specialty retail)	154,300	3,553
Yahoo! Japan Corporation (Internet software & services)	74,387	24,086

		499,794

Emerging Asia—11.2%
China—2.6%
*Brilliance China Automotive Holdings, Ltd. (Automobiles)	11,342,000	14,253
China Overseas Land & Investment, Ltd. (Real estate management & development)	12,084,000	36,741
Great Wall Motor Co., Ltd. Class “H” (Automobiles)	5,227,000	16,812
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	403,494	4,789
Lenovo Group, Ltd. (Computers & peripherals)	17,024,000	15,697

See accompanying Notes to Portfolio of Investments.

34 Annual Report	December 31, 2012

International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—11.2%—(continued)

China—(continued)
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	250,119	$4,402
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	233,977	3,685

		96,379

India—2.1%
CRISIL, Ltd. (Diversified financial services)	175,788	3,486
Gruh Finance, Ltd. (Thrifts & mortgage finance)	574,950	2,497
IndusInd Bank, Ltd. (Commercial banks)	611,736	4,722
Ipca Laboratories, Ltd. (Pharmaceuticals)	601,557	5,697
Lupin, Ltd. (Pharmaceuticals)	744,202	8,405
Oberoi Realty, Ltd. (Real estate management & development)	850,309	4,513
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,047,751	14,172
Tata Motors, Ltd. (Automobiles)	4,526,391	26,018
Yes Bank, Ltd. (Commercial banks)	906,173	7,718

		77,228

Indonesia—1.0%
PT Alam Sutera Realty Tbk (Real estate management & development)	89,256,000	5,585
PT Bank Rakyat Indonesia (Commercial banks)	17,443,000	12,651
PT Kalbe Farma Tbk (Pharmaceuticals)	103,961,000	11,457
PT Media Nusantara Citra Tbk (Media)	22,070,000	5,734

		35,427

Philippines—0.4%
International Container Terminal Services, Inc. (Transportation infrastructure)	2,063,320	3,728
Puregold Price Club, Inc. (Food & staples retailing)	4,613,700	3,711
SM Prime Holdings, Inc. (Real estate management & development)	20,256,350	8,165

		15,604

South Korea—3.5%
*Hyundai Motor Co. (Automobiles)	183,207	37,767
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	55,234	79,360
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	51,851	10,534

		127,661

Taiwan—0.4%
Asustek Computer, Inc. (Computers & peripherals)	1,089,000	12,332

Thailand—1.2%
Advanced Info Service PCL (Wireless telecommunication services)	2,565,300	17,643
BEC World PCL (Media)	3,101,400	7,229
Kasikornbank PCL (Commercial banks)	3,136,500	19,938

		44,810

Issuer	Shares	Value

Common Stocks—(continued)

Asia—6.7%
Australia—2.5%
Cochlear, Ltd. (Health care equipment & supplies)	144,978	$12,018
CSL, Ltd. (Biotechnology)	495,308	27,964
Telstra Corporation, Ltd. (Diversified telecommunication services)	11,588,351	52,805

		92,787

Hong Kong—2.2%
AIA Group, Ltd. (Insurance)	11,780,600	46,726
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	1,055
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	19,412,000	8,981
Sa Sa International Holdings, Ltd. (Specialty retail)	10,214,000	8,482
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	4,764,500	8,735
Value Partners Group, Ltd. (Capital markets)	7,266,000	4,896

		78,875

Singapore—2.0%
First Resources, Ltd. (Food products)	3,932,000	6,557
Global Logistic Properties, Ltd. (Real estate management & development)	13,141,000	30,391
Keppel Corporation, Ltd. (Industrial conglomerates)	4,138,300	37,789

		74,737

Emerging Latin America—5.6%
Brazil—2.1%
BR Malls Participacoes S.A. (Real estate management & development)	952,400	12,568
Cia de Concessoes Rodoviarias (Transportation infrastructure)	1,813,200	17,224
Cia Hering (Specialty retail)	600,400	12,313
Cielo S.A. (IT services)	447,000	12,442
*Lupatech S.A. (Energy equipment & services)	756,125	609
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	361,800	6,008
*Qualicorp S.A. (Health care providers & services)	382,100	3,958
T4F Entretenimento S.A. (Media)	206,100	789
Tractebel Energia S.A. (Independent power producers & energy traders)	504,200	8,213
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Commercial services & supplies)	223,100	4,958

		79,082

Chile—1.5%
CFR Pharmaceuticals S.A. (Pharmaceuticals)	24,273,928	6,135
ENTEL Chile S.A. (Wireless telecommunication services)	610,835	12,631

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 35

International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.6%—(continued)
Chile—(continued)
Inversiones La Construccion S.A. (Diversified financial services)	210,385	$4,131
Parque Arauco S.A. (Real estate management & development)	5,220,316	12,964
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	222,810	12,842
Sonda S.A. (IT services)	1,750,122	5,575

		54,278

Colombia—0.8%
Ecopetrol S.A. (Oil, gas & consumable fuels)	9,188,901	28,394

Mexico—0.9%
Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	1,121,900	5,112
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	604,600	3,904
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	6,532,100	23,564

		32,580

Panama—0.3%
Copa Holdings S.A. (Airlines)†	119,362	11,871

Western Hemisphere—4.7%
Bermuda—0.3%
RenaissanceRe Holdings, Ltd. (Insurance)†	152,797	12,416

Canada—4.4%
Alimentation Couche Tard, Inc. (Food & staples retailing)	364,351	17,923
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	1,318,135	48,310
Canadian National Railway Co. (Road & rail)†	480,185	43,702
CI Financial Corporation (Capital markets)	621,838	15,585
Metro, Inc. (Food & staples retailing)	315,282	20,073
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	668,491	15,450

		161,043

Emerging Europe, Mid-East, Africa—3.6%
Nigeria—0.3%
Guaranty Trust Bank plc (Commercial banks)	70,554,411	10,431

South Africa—2.7%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	956,263	19,146
Bidvest Group, Ltd. (Industrial conglomerates)	713,574	18,256
FirstRand, Ltd. (Diversified financial services)	5,890,170	21,674
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	1,970,581	7,919
Naspers, Ltd. (Media)	315,673	20,389
Tiger Brands, Ltd. (Food products)	318,913	12,298

		99,682

Issuer	Shares or Principal	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.6%—(continued)
Turkey—0.4%
Turkiye Halk Bankasi A.S. (Commercial banks)	1,588,316	$15,657

United Arab Emirates—0.2%
First Gulf Bank PJSC (Commercial banks)	1,899,878	6,099

Total Common Stocks—96.4% (cost $2,909,418)		3,541,641

Exchange-Traded Fund
China—1.0%
iShares FTSE A50 China Index	26,431,410	37,989

Total Exchange-Traded Fund—1.0% (cost $35,050)		37,989

Affiliated Fund
China—0.6%
William Blair China A-Share Fund, LLC	2,202,200	22,022

Total Affiliated Fund—0.6% (cost $22,022)		22,022

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $61,402, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$61,401	61,401

Total Repurchase Agreement—1.7% (cost $61,401)		61,401

Total Investments—99.7% (cost $3,027,891)		3,663,053
Cash and other assets, less liabilities—0.3%		9,580

Net assets—100.0%		$3,672,633

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.03% of the Fund’s net assets at December 31, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.03% of the net assets at December 31, 2012.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Portfolio of Investments.

36 Annual Report	December 31, 2012

International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

The International Growth Fund invested in the following affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment monthly.

	Share Activity				Year Ended December 31, 2012
					(in thousands)
Fund Name	Balance 12/31/2011	Purchases	Sales	Balance 12/31/2012	Value	Dividends Included in Income
William Blair China-A Share Fund, LLC	—	2,202,200	—	2,202,200	$22,022	—

As of December 31, 2012 the Fund invested in William Blair China A Share Fund, LLC, an Affiliated Fund. There was no realized or unrealized gain/(loss) from investments in the affiliated fund.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	25.3%
Industrials	14.1%
Consumer Discretionary	13.6%
Health Care	10.5%
Consumer Staples	9.3%
Information Technology	8.1%
Energy	7.0%
Materials	6.0%
Telecommunication Services	4.8%
Exchange-Traded Funds	1.1%
Utilities	0.2%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	21.7%
Euro	20.8%
Japanese Yen	13.9%
Hong Kong Dollar	5.8%
U.S. Dollar	4.3%
South Korean Won	3.5%
Swiss Franc	3.2%
Norwegian Krone	3.1%
South African Rand	2.8%
Australian Dollar	2.6%
Brazilian Real	2.2%
Indian Rupee	2.1%
Singapore Dollar	2.1%
Swedish Krona	2.0%
Canadian Dollar	1.9%
Thai Baht	1.2%
Danish Krone	1.2%
Chilean Peso	1.2%
All Other Currencies	4.4%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 37

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Equity Fund posted a 17.57% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI World ex-US Index (net) increased 16.41%.

In 2012, the Fund outpaced the MSCI World ex-US Index (net) on strong Health Care, Information Technology (IT), Materials and Telecom Services stock selection. Essilor, the contact lens manufacturer, was a strong contributor as it continued to perform well fundamentally and benefited from its defensive nature mid-year, while the Fund’s Pharmaceutical companies also performed well, led by Novo Nordisk and Bayer. IT stock selection benefited from the overweighting and performance in Semiconductors and Semiconductor Equipment, particularly due to strong performance by Samsung Electronics and Arm Holdings. Materials added value given the Fund’s underweighting in the underperforming Metals/Mining industry, coupled with good Chemicals stock selection. Somewhat mitigating these positive results were the Fund’s Discretionary, Energy and Financials stock selection. Discretionary underperformance was largely the result of Automobiles performance, coupled with underperformance in Japanese holdings. Energy’s underperformance was due largely to BG Group’s production guidance in the fourth quarter, along with broader Oil/Gas stock selection. Financials stock selection was hampered by conservative positioning in Commercial Banks during the latter part of 2012, as the market accelerated.

During the year, we increased the weighting in European and Emerging Markets commercial banks, thereby increasing the Financials weighting from approximately 19.9% to just over 21%, although it remained underweighted relative to the 25.7% benchmark Index weighting. IT also increased from approximately 11.2% to 13.5% well ahead of the 4% benchmark Index weighting, which was funded by reduced Discretionary and Energy weightings. Regionally, emerging markets totaled approximately 13%. The Fund ended the year overweighted in Developed Europe and underweighted in Developed Asia.

38 Annual Report	December 31, 2012

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	17.57%	4.35%	(5.03)%	4.01%
Class I	17.89	4.60	(4.80)	4.28
MSCI World Ex-U.S. (net)	16.41	3.65	(3.43)	5.98
(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 39

International Equity Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—42.2%
Denmark—2.4%
Coloplast A/S Class “B” (Health care equipment & supplies)	11,727	$575
Novo Nordisk A/S Class “B” (Pharmaceuticals)	6,815	1,110

		1,685

France—13.4%
Arkema S.A. (Chemicals)	7,963	836
BNP Paribas S.A. (Commercial banks)	24,801	1,412
Christian Dior S.A. (Textiles, apparel & luxury goods)	5,973	1,018
Dassault Systemes S.A. (Software)	11,152	1,247
Essilor International S.A. (Health care equipment & supplies)	8,618	869
L’Oreal S.A. (Personal products)	4,034	561
Sanofi (Pharmaceuticals)	16,912	1,604
Technip S.A. (Energy equipment & services)	9,532	1,102
Unibail-Rodamco SE (Real estate investment trusts (REITs))	3,282	796

		9,445

Germany—8.4%
BASF SE (Chemicals)	14,736	1,394
Bayer AG (Pharmaceuticals)	13,122	1,251
Fresenius SE & Co. KGaA (Health care providers & services)	10,596	1,219
MTU Aero Engines Holding AG (Aerospace & defense)	5,318	485
SAP AG (Software)	19,286	1,551

		5,900

Ireland—4.5%
Accenture plc Class “A” (IT services)†	16,362	1,088
Ryanair Holdings plc—ADR (Airlines)	25,537	875
Shire plc (Pharmaceuticals)	38,521	1,185

		3,148

Netherlands—2.0%
Unilever N.V. (Food products)	36,123	1,382

Norway—1.6%
Telenor ASA (Diversified telecommunication services)	53,922	1,098

Spain—1.9%
Inditex S.A. (Specialty retail)	9,579	1,346

Sweden—1.5%
Atlas Copco AB Class “A” (Machinery)	38,795	1,076

Switzerland—6.5%
*Geberit AG (Building products)	4,641	1,029
Nestle S.A. (Food products)	12,790	834
Roche Holding AG (Pharmaceuticals)	5,005	1,012
Syngenta AG (Chemicals)	4,135	1,671

		4,546

United Kingdom—20.9%
ARM Holdings plc (Semiconductors & semiconductor equipment)	78,445	991
Babcock International Group plc (Commercial services & supplies)	52,393	827
Issuer	Shares	Value

Common Stocks—United Kingdom—20.9%—(continued)
Burberry Group plc (Textiles, apparel & luxury goods)	42,718	$859
Compass Group plc (Hotels, restaurants & leisure)	135,961	1,614
Diageo plc (Beverages)	49,228	1,434
Experian plc (Professional services)	47,732	769
HSBC Holdings plc (Commercial banks)	100,766	1,068
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	26,064	731
John Wood Group plc (Energy equipment & services)	75,992	908
Johnson Matthey plc (Chemicals)	27,057	1,063
Prudential plc (Insurance)	84,529	1,206
*Rolls-Royce Holdings plc (Aerospace & defense)	87,953	1,261
Tullow Oil plc (Oil, gas & consumable fuels)	28,437	593
Wolseley plc (Trading companies & distributors)	27,501	1,315

		14,639

Japan—11.3%
Chiyoda Corporation (Construction & engineering)	29,000	415
Daito Trust Construction Co., Ltd. (Real estate management & development)	11,700	1,106
Fuji Heavy Industries, Ltd. (Automobiles)	69,000	870
Keyence Corporation (Electronic equipment, instruments & components)	3,300	915
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	15,900	938
ORIX Corporation (Diversified financial services)	10,770	1,217
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	34,700	1,261
Suruga Bank, Ltd. (Commercial banks)	52,000	639
Yahoo! Japan Corporation (Internet software & services)	1,688	547

		7,908

Emerging Asia—8.6%
China—4.1%
China Mobile, Ltd. (Wireless telecommunication services)	87,000	1,024
CNOOC, Ltd. (Oil, gas & consumable fuels)	359,000	791
Sun Art Retail Group, Ltd. (Food & staples retailing)	684,500	1,058

		2,873

India—0.8%
Tata Consultancy Services, Ltd. (IT services)	22,747	524

Papua New Guinea—0.7%
Oil Search, Ltd. (Oil, gas & consumable fuels)	70,771	523

South Korea—2.3%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,114	1,601

Thailand—0.7%
Kasikornbank PCL (Commercial banks)	78,100	496

Canada—6.3%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	39,656	1,453

See accompanying Notes to Portfolio of Investments.

40 Annual Report	December 31, 2012

International Equity Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Canada—6.3%—(continued)
Canadian National Railway Co. (Road & rail)†	10,814	$984
Goldcorp, Inc. (Metals & mining)†	26,196	962
The Toronto-Dominion Bank (Commercial banks)	12,399	1,044

		4,443

Asia—5.3%
Australia—1.7%
BHP Billiton, Ltd.—ADR (Metals & mining)	15,574	1,222

Hong Kong—2.2%
AIA Group, Ltd. (Insurance)	389,000	1,543

Singapore—1.4%
Keppel Corporation, Ltd. (Industrial conglomerates)	107,000	977

Emerging Latin America—2.3%
Mexico—1.2%
Fomento Economico Mexicano S.A.B. de C.V—ADR (Beverages)	8,308	837

Panama—1.1%
Copa Holdings S.A. (Airlines)†	7,869	782

Emerging Europe, Mid-East, Africa—2.3%
South Africa—1.7%
FirstRand, Ltd. (Diversified financial services)	322,679	1,188

Turkey—0.6%
Turkiye Garanti Bankasi A.S. (Commercial banks)	79,366	414

Total Common Stocks—99.2% (cost $57,147)		69,596

Total Investments—99.2% (cost $57,147)		69,596
Cash and other assets, less liabilities—0.8%		588

Net assets—100.0%		$70,184

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	21.3%
Industrials	15.5%
Information Technology	13.5%
Health Care	12.7%
Materials	10.3%
Consumer Discretionary	9.2%
Consumer Staples	8.8%
Energy	5.6%
Telecommunication Services	3.1%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.0%
British Pound Sterling	22.7%
U.S. Dollar	11.8%
Japanese Yen	11.4%
Swiss Franc	6.5%
Hong Kong Dollar	6.3%
Danish Krone	2.4%
South Korean Won	2.3%
South African Rand	1.7%
Norwegian Krone	1.6%
Swedish Krona	1.6%
Canadian Dollar	1.5%
Singapore Dollar	1.4%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 41

W. George Greig

Kenneth J. McAtamney

INTERNATIONAL LEADERS FUND

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The International Leaders Fund posted an 8.16% increase (Class N Shares) since its inception date of August 16, 2012 through December 31, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. IMI Index (net) increased 9.61% over the same period.

The International Leaders Fund underperformed the Index since its August 2012 inception, due largely to Energy, Information Technology (IT) and Materials stock selection, which was only somewhat mitigated by strong stock selection in Health Care, Industrials and Consumer Discretionary. Within Energy, Oil/Gas underperformed, due primarily to weakness in BG Group, as it reported production growth targets below market expectations. Chinese internet-related names were the key detractors from IT performance due to increased competition and potential valuation concerns. As a result of these company-specific issues, we sold both companies. Metals/Mining stock selection was the primary detractor from Materials outperformance, but was somewhat mitigated by strong Chemicals results and an underweighting in the Metals/Mining segment. Conversely, Auto companies bolstered Discretionary results, while Pharmaceuticals stock selection was also particularly strong. Within Industrials, the overweighting in the outperforming Machinery industry added value, as did stock selection in Trading Companies.

The market’s increased confidence in a positive resolution to the European sovereign crisis and related banking system has highlighted the attractive valuations in Financials, not only in Europe but globally as well. As a result, during the course of the period Financials increased to approximately 25% of the Fund, due largely to an increase in Developed Market Commercial Banks. Industrials increased to 17% of the Fund on an improved outlook and good valuations. Conversely, IT, Telecommunication Services and Consumer Staples decreased, as we reduced valuation risk in the Fund and on company-specific concerns. Regionally, the Fund maintained its significant overweighting in Europe, due largely to Health Care and IT, while the UK was also significantly overweighted in Consumer Discretionary and Industrials. Conversely, Emerging Markets and Developed Asia remained underweighted versus the Index.

42 Annual Report	December 31, 2012

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

Since Inception(a)
Class N	8.16%
Class I	8.26
MSCI AC World Ex-U.S. IMI (net)	9.61
(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 43

International Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—41.4%
Denmark—3.7%
Coloplast A/S Class “B” (Health care equipment & supplies)	2,795	$137
Novo Nordisk A/S Class “B” (Pharmaceuticals)	1,502	245

		382

France—10.7%
Arkema S.A. (Chemicals)	1,633	171
BNP Paribas S.A. (Commercial banks)	5,569	317
Dassault Systemes S.A. (Software)	1,633	182
Sanofi (Pharmaceuticals)	2,380	226
Technip S.A. (Energy equipment & services)	1,623	188

		1,084

Germany—7.6%
Bayerische Motoren Werke AG (Automobiles)	2,451	238
Brenntag AG (Trading companies & distributors)	834	110
Fresenius SE & Co. KGaA (Health care providers & services)	1,816	209
SAP AG (Software)	2,645	213

		770

Israel—1.4%
*Check Point Software Technologies, Ltd. (Software)†	2,951	141

Netherlands—3.8%
Royal Dutch Shell plc Class “B” (Oil, gas & consumable fuels)	5,940	212
Unilever N.V. (Food products)	4,583	175

		387

Norway—1.7%
Statoil ASA (Oil, gas & consumable fuels)	6,722	169

Spain—2.4%
Inditex S.A. (Specialty retail)	1,719	242

Sweden—2.1%
Atlas Copco AB Class “A” (Machinery)	7,605	211

Switzerland—8.0%
*Geberit AG (Building products)	631	140
Glencore International plc (Metals & mining)	34,532	199
*Lindt & Spruengli AG (Food products)	2	76
Partners Group Holding AG (Capital markets)	693	160
Syngenta AG (Chemicals)	604	244

		819

United Kingdom—22.1%
ARM Holdings plc (Semiconductors & semiconductor equipment)	15,539	196
Babcock International Group plc (Commercial services & supplies)	7,982	126
Compass Group plc (Hotels, restaurants & leisure)	16,940	201
Diageo plc (Beverages)	6,181	180
Experian plc (Professional services)	7,720	125
HSBC Holdings plc (Commercial banks)	21,600	229

Issuer	Shares	Value

Common Stocks—United Kingdom—22.1%—(continued)
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	6,025	$169
Intertek Group plc (Professional services)	3,025	154
John Wood Group plc (Energy equipment & services)	9,330	112
Johnson Matthey plc (Chemicals)	4,221	166
*Rolls-Royce Holdings plc (Aerospace & defense)	7,130	102
*The Berkeley Group Holdings plc (Household durables)	4,737	136
The Weir Group plc (Machinery)	4,686	145
Wolseley plc (Trading companies & distributors)	4,212	201

		2,242

Japan—10.0%
Daito Trust Construction Co., Ltd. (Real estate management & development)	800	76
Fanuc Corporation (Machinery)	1,100	205
Fuji Heavy Industries, Ltd. (Automobiles)	8,000	101
Makita Corporation (Machinery)	3,400	158
ORIX Corporation (Diversified financial services)	2,410	272
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	5,700	207

		1,019

Emerging Asia—6.9%
China—3.3%
*Baidu, Inc.—ADR (Internet software & services)	1,417	142
China Mobile, Ltd. (Wireless telecommunication services)	16,000	188

		330

Indonesia—1.2%
PT Bank Rakyat Indonesia (Commercial banks)	170,000	123

South Korea—2.4%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	173	249

Emerging Latin America—5.4%
Argentina—1.1%
MercadoLibre, Inc. (Internet software & services)	1,418	111

Brazil—1.0%
BR Malls Participacoes S.A. (Real estate management & development)	7,500	99

Mexico—1.5%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	1,506	152

Peru—1.8%
Credicorp, Ltd. (Commercial banks)†	1,290	189

Asia—4.3%
Hong Kong—4.3%
AIA Group, Ltd. (Insurance)	70,600	280
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	12,500	154

		434

See accompanying Notes to Portfolio of Investments.

44 Annual Report	December 31, 2012

International Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Canada—4.2%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	5,720	$209
The Toronto-Dominion Bank (Commercial banks)	2,622	221

		430

Emerging Europe, Mid-East, Africa—3.8%
South Africa—3.8%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	4,198	84
Discovery Holdings, Ltd. (Insurance)	19,787	146
FirstRand, Ltd. (Diversified financial services)	41,624	153

		383

Total Common Stocks—98.1% (cost $9,254)		9,966

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $166, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$166	166

Total Repurchase Agreement—1.6% (cost $166)		166

Total Investments—99.7% (cost $9,420)		10,132
Cash and other assets, less liabilities—0.3%		32

Net assets—100.0%		$10,164

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	24.9%
Industrials	16.9%
Information Technology	16.0%
Consumer Discretionary	10.9%
Health Care	9.0%
Materials	7.8%
Energy	6.8%
Consumer Staples	5.8%
Telecommunication Services	1.9%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	24.3%
Euro	22.8%
Japanese Yen	10.2%
U.S. Dollar	9.5%
Hong Kong Dollar	8.6%
Swiss Franc	6.2%
South African Rand	3.9%
Danish Krone	3.8%
South Korean Won	2.5%
Canadian Dollar	2.2%
Swedish Krona	2.1%
Norwegian Krone	1.7%
Indonesian Rupiah	1.2%
All Other Currencies	1.0%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 45

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund posted a 20.73% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. Small Cap Index (net) increased 18.52%.

2012 performance was bolstered by particularly strong Discretionary stock selection, coupled with the significant overweighting, as well as strong performance in Materials and Industrials. Discretionary performance was driven by strong Auto-related company performance, in addition to strength in Hotels/Restaurants, Household Durables and Luxury holdings, which more than offset weakness in Japanese internet-related holdings. The Fund’s Materials stocks were up over 34%, as compared to the 5.25% Index return in the benchmark index, led by strength in Chemicals, and benefitting from the underweighting in the underperforming Metals/Mining industry. Industrials stock selection was also additive, as MTU Aero Engines, the German aerospace engine company, benefited from strong sales and earnings growth during the period. Babcock International, the UK engineering outsourcing company, also benefited from strong results that exceeded market expectations. Somewhat offsetting these positive results were the Fund’s underweighting in Materials and Financials, coupled with Energy and Information Technology (IT) stock selection.

Overall sector positioning did not substantially change during the year, although Consumer Discretionary was marginally increased to 26.9%, and remained overweighted versus the 17.4% Index weighting. While Financials increased to 13.2% of the Fund during the period, it remained significantly underweighted versus the 19.7% benchmark Index weighting. Industrials and Materials remained significantly underweighted as well, with a corresponding overweighting in Healthcare, which totaled 13.6% of the Fund as of year-end, well ahead of the 5.2% benchmark Index weighting, due to significant holdings in Healthcare Providers and Pharmaceuticals. Regionally, the Fund remained focused on Developed Europe at the expense of Developed Asia, particularly Pacific ex-Japan. Emerging markets totaled 15.2% of the Fund, below the 23.3% Index weighting, due largely to a significant underweighting in Emerging Asia.

46 Annual Report	December 31, 2012

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	20.73%	10.11%	0.21%	6.15%
Class I	21.10	10.46	0.56	6.49
MSCI AC World ex-U.S. Small Cap - Net	18.52	6.54	(0.39)	5.99
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Smaller capitalization stock are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 47

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—28.5%
Austria—0.3%
AMS AG (Semiconductors & semiconductor equipment)	22,333	$2,405

Belgium—0.4%
*ThromboGenics N.V. (Biotechnology)	52,627	2,929

Denmark—1.0%
CHR Hansen Holding A/S (Chemicals)	70,769	2,305
GN Store Nord A/S (Health care equipment & supplies)	318,173	4,624

		6,929

Finland—0.7%
Tikkurila Oyj (Chemicals)	259,406	5,067

France—0.1%
*GameLoft SE (Software)	150,004	1,055

Germany—9.2%
Aixtron AG (Semiconductors & semiconductor equipment)	29,277	349
Bertrandt AG (Professional services)	20,097	2,018
ElringKlinger AG (Auto components)	331,992	11,260
Gerry Weber International AG (Textiles, apparel & luxury goods)	141,348	6,846
MTU Aero Engines Holding AG (Aerospace & defense)	116,389	10,621
Pfeiffer Vacuum Technology AG (Machinery)	42,530	5,183
Symrise AG (Chemicals)	215,847	7,755
Wincor Nixdorf AG (Computers & peripherals)	297,749	14,042
Wirecard AG (IT services)	320,351	7,909

		65,983

Ireland—2.1%
Paddy Power plc (Hotels, restaurants & leisure)	181,117	14,952

Italy—5.4%
Azimut Holding SpA (Capital markets)	733,543	10,556
De’Longhi SpA (Household durables)	544,103	7,819
Recordati SpA (Pharmaceuticals)	863,611	7,897
Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	76,084	1,684
Tod’s SpA (Textiles, apparel & luxury goods)	51,896	6,589
*Yoox SpA (Internet & catalog retail)	257,471	4,078

		38,623

Norway—2.8%
Fred Olsen Energy ASA (Energy equipment & services)	153,966	6,760
Opera Software ASA (Internet software & services)	676,617	3,876
Schibsted ASA (Media)	222,219	9,503

		20,139

Spain—2.6%
Viscofan S.A. (Food products)	331,071	18,753

Issuer	Shares	Value

Common Stocks—Europe—28.5%—(continued)
Sweden—3.2%
Axis Communications AB (Communications equipment)	341,012	$9,392
Hexpol AB (Chemicals)	171,111	9,080
JM AB (Household durables)	234,915	4,213
NIBE Industrier AB (Building products)	39,408	571

		23,256

Switzerland—0.7%
Burckhardt Compression Holding AG (Machinery)	15,674	5,150

United Kingdom—26.2%
Abcam plc (Biotechnology)	932,027	5,870
Ashmore Group plc (Capital markets)	1,736,586	10,254
*ASOS plc (Internet & catalog retail)	253,510	11,182
Aveva Group plc (Software)	321,425	11,535
AZ Electronic Materials S.A. (Chemicals)	903,483	5,198
Booker Group plc (Food & staples retailing)	8,108,578	12,940
Debenhams plc (Multiline retail)	4,908,407	9,164
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	653,589	5,336
Dunelm Group plc (Specialty retail)	582,726	6,683
Elementis plc (Chemicals)	904,915	3,455
Fidessa Group plc (Software)	119,591	2,975
Halma plc (Electronic equipment, instruments & components)	850,474	6,400
Hiscox, Ltd. (Insurance)	470,236	3,501
IG Group Holdings plc (Diversified financial services)	1,232,896	9,074
*Imagination Technologies Group plc (Computers & peripherals)	187,732	1,224
Lancashire Holdings, Ltd. (Insurance)	897,939	11,433
Moneysupermarket.com Group plc (Internet software & services)	2,922,139	7,492
Oxford Instruments plc (Electronic equipment, instruments & components)	240,759	5,627
Rotork plc (Machinery)	347,388	14,501
RPS Group plc (Commercial services & supplies)	872,849	3,018
*Salamander Energy plc (Oil, gas & consumable fuels)	1,617,863	5,009
*Sports Direct International plc (Specialty retail)	873,033	5,524
St James’s Place plc (Insurance)	613,072	4,238
Synergy Health plc (Health care providers & services)	201,939	3,582
Telecity Group plc (Internet software & services)	260,085	3,359
*The Berkeley Group Holdings plc (Household durables)	432,957	12,455
Victrex plc (Chemicals)	268,463	7,155

		188,184

See accompanying Notes to Portfolio of Investments.

48 Annual Report	December 31, 2012

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—16.4%
Ain Pharmaciez, Inc. (Food & staples retailing)	109,000	$5,962
Chiyoda Corporation (Construction & engineering)	885,000	12,678
Cosmos Pharmaceutical Corporation (Food & staples retailing)	77,000	7,652
CyberAgent, Inc. (Media)	2,170	4,459
F.C.C. Co., Ltd. (Auto components)	365,509	7,592
FamilyMart Co., Ltd. (Food & staples retailing)	165,500	6,818
Kakaku.com, Inc. (Internet software & services)	89,600	2,958
M3, Inc. (Health care technology)	3,791	6,051
Miraca Holdings, Inc. (Health care providers & services)	254,200	10,250
MISUMI Group, Inc. (Trading companies & distributors)	269,500	7,365
MonotaRO Co., Ltd. (Trading companies & distributors)	126,000	4,059
Park24 Co., Ltd. (Commercial services & supplies)	116,000	1,832
Ryohin Keikaku Co., Ltd. (Multiline retail)	164,900	9,222
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	64,800	6,505
Ship Healthcare Holdings, Inc. (Health care providers & services)	301,200	8,005
Suruga Bank, Ltd. (Commercial banks)	985,000	12,115
United Arrows, Ltd. (Specialty retail)	197,800	4,555

		118,078

Emerging Asia—7.8%
China—4.9%
China Medical System Holdings, Ltd. (Pharmaceuticals)	5,891,000	4,598
Dongyue Group (Chemicals)	8,759,000	5,922
*Haier Electronics Group Co., Ltd. (Household durables)	7,758,000	11,507
Haitian International Holdings, Ltd. (Machinery)	3,933,496	4,714
Minth Group, Ltd. (Auto components)	1,580,000	1,836
Sino Biopharmaceutical (Pharmaceuticals)	7,808,000	3,765
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)†	176,359	2,778

		35,120

India—2.9%
CRISIL, Ltd. (Diversified financial services)	174,919	3,469
eClerx Services, Ltd. (Professional services)	100,070	1,251
Ipca Laboratories, Ltd. (Pharmaceuticals)	429,511	4,068
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	146,216	3,471
Motherson Sumi Systems, Ltd. (Auto components)	1,957,109	7,126
Oberoi Realty, Ltd. (Real estate management & development)	337,316	1,790

		21,175

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—5.7%
Russia—0.1%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)†	154,616	$845

South Africa—2.9%
Capitec Bank Holdings, Ltd. (Commercial banks)	227,238	4,917
Coronation Fund Managers, Ltd. (Capital markets)	998,657	4,676
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,746,547	11,038

		20,631

Turkey—2.7%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	1,196,176	7,042
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	9,869,085	12,728

		19,770

Asia—5.7%
Australia—1.4%
Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	327,274	3,588
Seek, Ltd. (Professional services)	900,328	6,653

		10,241

Hong Kong—2.9%
Sa Sa International Holdings, Ltd. (Specialty retail)	11,950,000	9,923
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	5,804,000	10,641

		20,564

Singapore—1.4%
ARA Asset Management Ltd.—144A (Capital markets)	343,000	459
*Biosensors International Group, Ltd. (Health care equipment & supplies)	2,932,000	2,927
First Resources, Ltd. (Food products)	4,203,000	7,008

		10,394

Canada—4.8%
Canadian Energy Services & Technology Corporation (Energy equipment & services)	312,295	3,328
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	1,326,320	9,147
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	261,923	6,054
Precision Drilling Corporation (Energy equipment & services)	745,292	6,159
Total Energy Services, Inc. (Energy equipment & services)	222,362	3,351
Trilogy Energy Corporation (Oil, gas & consumable fuels)	214,885	6,288

		34,327

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 49

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—1.7%
Brazil—0.9%
*Lupatech S.A. (Energy equipment & services)	252,217	$203
OdontoPrev S.A. (Health care providers & services)	472,000	2,473
*Qualicorp S.A. (Health care providers & services)	359,100	3,720
T4F Entretenimento S.A. (Media)	88,500	339

		6,735

Chile—0.5%
CFR Pharmaceuticals S.A. (Pharmaceuticals)	13,645,276	3,449

Mexico—0.3%
*Macquarie Mexico Real Estate Management S.A. de C.V.—144A (Real estate investment trusts (REITs))	906,973	1,796

Total Common Stocks—96.8% (cost $590,782)		696,550

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $20,374, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$20,374	20,374

Total Repurchase Agreement—2.8% (cost $20,374)		20,374

Total Investments—99.6% (cost $611,156)		716,924
Cash and other assets, less liabilities—0.4%		2,584

Net assets—100.0%		$719,508

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Consumer Discretionary	26.9%
Health Care	13.6%
Financials	13.2%
Information Technology	11.8%
Industrials	11.3%
Consumer Staples	8.5%
Energy	6.6%
Materials	6.6%
Telecommunication Services	1.5%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	27.0%
Euro	21.2%
Japanese Yen	17.0%
Hong Kong Dollar	8.0%
Canadian Dollar	4.9%
Swedish Krona	3.3%
Indian Rupee	3.0%
South African Rand	3.0%
Norwegian Krone	2.9%
Turkish Lira	2.8%
Singapore Dollar	1.5%
Australian Dollar	1.5%
Swiss Franc	1.1%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

50 Annual Report	December 31, 2012

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 20.70% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net) increased 18.68%.

2012 outperformance was driven by strong stock selection across most sectors, with particular value added in the overweighted Consumer sectors, coupled with strong results in Materials and Energy. The Fund’s Discretionary stocks were up over 25%, compared to the 17.6% return in the benchmark Index due to broad strength across industries. Staples was up over 38%, due largely to strong outperformance in overweighted Food/Staples Retailing. Energy benefited from strong performance by CNOOC on a recovering production growth profile and Ecopetrol on strong results during the first half. In addition, limited exposure to Petrobras, a Brazil oil company, during the year was positive, given operational disappointments and continued concerns about governmental intervention. Materials benefited from good operational results from Grupo Mexico, the Fund’s sole Metals/Mining holding during the period. The key detractor from 2012 results was Information Technology (IT) stock selection, due largely to Chinese internet-related performance coupled with operational weakness at Comba Telecom and HTC, which we sold during the year.

As of year-end, Consumer Discretionary and Staples remained overweighted at a combined 27.1% of the Fund, compared to the 17.7% Index weighting, with a tilt towards Discretionary. Financials increased during the year to 24.7% from 15.9% as of year-end 2012 primarily due to an increase in Commercial Banks and real estate-related weightings, but remained underweighted versus the 25.7% benchmark Index weighting. IT and Energy marginally decreased to fund this increase. Regionally, the Fund was underweighted in Emerging Asia, despite above-market weightings in China, India and the ASEAN countries, due to a significant underweighting in Korea and Taiwan. Latin America totaled 21.1% of the Fund at year-end, a significant decrease since year-end 2011 due to lower exposure in Brazil on economic slowdown and governmental intervention concerns.

December 31, 2012	William Blair Funds 51

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	20.70%	7.21%	(3.88)%	11.11%
Class I	21.01	7.52	(3.63)	11.39
MSCI Emerging Markets IMI (net)	18.68	4.64	(0.70)	11.50
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

52 Annual Report	December 31, 2012

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Emerging Asia—55.5%
China—19.8%
AAC Technologies Holdings, Inc. (Communications equipment)	875,959	$3,106
*Baidu, Inc.—ADR (Internet software & services)	47,987	4,813
Belle International Holdings, Ltd. (Specialty retail)	2,346,610	5,190
*Brilliance China Automotive Holdings, Ltd. (Automobiles)	8,818,000	11,081
China BlueChemical, Ltd. (Chemicals)	3,610,609	2,463
China Mobile, Ltd. (Wireless telecommunication services)	3,274,755	38,536
China Overseas Land & Investment, Ltd. (Real estate management & development)	3,456,000	10,508
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	2,233,304	10,004
CNOOC, Ltd. (Oil, gas & consumable fuels)	10,840,601	23,882
Dongyue Group (Chemicals)	5,456,287	3,689
Golden Eagle Retail Group, Ltd. (Multiline retail)	956,547	2,382
*Haier Electronics Group Co., Ltd. (Household durables)	4,822,000	7,152
Haitian International Holdings, Ltd. (Machinery)	2,334,870	2,798
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	19,945,000	14,396
Lenovo Group, Ltd. (Computers & peripherals)	15,575,014	14,361
Sino Biopharmaceutical (Pharmaceuticals)	1,548,000	746
Sun Art Retail Group, Ltd. (Food & staples retailing)	5,414,745	8,371
Tencent Holdings, Ltd. (Internet software & services)	446,835	14,655
Want Want China Holdings, Ltd. (Food products)	6,291,217	8,817
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	144,501	2,276
Yingde Gases (Chemicals)	2,062,981	2,114

		191,340

India—9.5%
Asian Paints, Ltd. (Chemicals)	40,286	3,282
Bajaj Auto, Ltd. (Automobiles)	217,835	8,522
HDFC Bank, Ltd. (Commercial banks)	614,440	7,660
Housing Development Finance Corporation (Thrifts & mortgage finance)	648,245	9,903
IndusInd Bank, Ltd. (Commercial banks)	370,437	2,859
ITC, Ltd. (Tobacco)	2,622,889	13,812
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	107,827	2,559
Lupin, Ltd. (Pharmaceuticals)	208,913	2,359
Motherson Sumi Systems, Ltd. (Auto components)	1,019,801	3,713
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	560,729	7,585
Tata Consultancy Services, Ltd. (IT services)	416,320	9,592
Tata Motors, Ltd. (Automobiles)	3,400,953	19,549

		91,395

Common Stocks—Emerging Asia—55.5%—(continued)
Indonesia—4.4%
PT Astra International Tbk (Automobiles)	17,263,240	$13,675
PT Bank Rakyat Indonesia (Commercial banks)	18,996,821	13,778
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	876,724	3,795
PT Jasa Marga Persero Tbk (Transportation infrastructure)	7,091,000	4,017
PT Kalbe Farma Tbk (Pharmaceuticals)	28,249,415	3,113
PT XL Axiata Tbk (Diversified telecommunication services)	6,536,500	3,879

		42,257

Malaysia—2.1%
CIMB Group Holdings Bhd (Commercial banks)	5,420,087	13,567
*IHH Healthcare Bhd (Health care providers & services)	5,739,800	6,358

		19,925

Papua New Guinea—1.0%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,306,597	9,662

Philippines—0.4%
SM Prime Holdings, Inc. (Real estate management & development)	9,556,100	3,852

South Korea—8.3%
Celltrion, Inc. (Pharmaceuticals)	175,399	4,283
*Hyundai Motor Co. (Automobiles)	87,825	18,105
*LG Household & Health Care, Ltd. (Household products)	5,802	3,554
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	27,900	40,087
Samsung Engineering Co., Ltd. (Construction & engineering)	15,089	2,351
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	34,088	6,925
Samsung Heavy Industries Co., Ltd. (Machinery)	135,964	4,968

		80,273

Taiwan—5.6%
Asustek Computer, Inc. (Computers & peripherals)	1,341,000	15,186
Catcher Technology Co., Ltd. (Computers & peripherals)	464,064	2,330
Hiwin Technologies Corporation (Machinery)	239,429	1,770
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	5,845,893	18,095
MediaTek, Inc. (Semiconductors & semiconductor equipment)	851,064	9,521
TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	383,979	6,876

		53,778

Thailand—4.4%
Advanced Info Service PCL (Wireless telecommunication services)	1,168,362	8,036
BEC World PCL (Media)	3,646,100	8,498
CP ALL PCL (Food & staples retailing)	5,417,518	8,146

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 53

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.5%—(continued)
Thailand—(continued)
Kasikornbank PCL (Commercial banks)	2,248,482	$14,293
Siam Makro PCL (Food & staples retailing)	226,932	3,319

		42,292

Emerging Latin America—21.1%
Argentina—0.5%
MercadoLibre, Inc. (Internet software & services)	56,934	4,473

Brazil—7.9%
BR Malls Participacoes S.A. (Real estate management & development)	858,690	11,332
BR Properties S.A. (Real estate management & development)	275,997	3,437
Cia de Bebidas das Americas—ADR (Beverages)	590,382	24,790
Cia de Concessoes Rodoviarias (Transportation infrastructure)	750,389	7,128
Cia Hering (Specialty retail)	201,116	4,125
Cielo S.A. (IT services)	201,100	5,598
CPFL Energia S.A.—ADR (Electric utilities)	25,717	539
Iochpe-Maxion S.A. (Machinery)	167,600	2,239
Lojas Renner S.A. (Multiline retail)	67,222	2,618
*Lupatech S.A. (Energy equipment & services)	421,326	340
OdontoPrev S.A. (Health care providers & services)	448,666	2,351
*Qualicorp S.A. (Health care providers & services)	234,300	2,427
Raia Drogasil S.A. (Food & staples retailing)	219,145	2,469
Totvs S.A. (Software)	110,832	2,186
Tractebel Energia S.A. (Independent power producers & energy traders)	296,538	4,830

		76,409

Chile—2.9%
Banco Santander Chile—ADR (Commercial banks)	166,393	4,740
CFR Pharmaceuticals S.A. (Pharmaceuticals)	9,228,150	2,332
ENTEL Chile S.A. (Wireless telecommunication services)	334,333	6,914
Inversiones La Construccion S.A. (Diversified financial services)	102,017	2,003
S.A.C.I. Falabella (Multiline retail)	446,216	4,586
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	84,509	4,871
Sonda S.A. (IT services)	907,561	2,891

		28,337

Colombia—2.8%
Ecopetrol S.A. (Oil, gas & consumable fuels)	6,054,150	18,707
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	369,891	8,594

		27,301

Mexico—5.7%
Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	192,369	581
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	93,678	9,433

Common Stocks—Emerging Latin America—21.1%—(continued)
Mexico—(continued)
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	3,230,910	$20,863
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	6,740,267	24,315

		55,192

Panama—0.2%
Copa Holdings S.A. Class “A” (Airlines)†	16,927	1,683

Peru—1.1%
Credicorp, Ltd. (Commercial banks)†	69,363	10,166

Emerging Europe, Mid-East, Africa—16.8%
Nigeria—0.7%
Guaranty Trust Bank plc (Commercial banks)	28,471,188	4,209
Nigerian Breweries plc (Beverages)	2,388,036	2,257

		6,466

Poland—0.2%
Eurocash S.A. (Food & staples retailing)	166,187	2,351

Qatar—1.2%
Industries Qatar QSC (Industrial conglomerates)	271,417	11,604

Russia—2.5%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	408,600	2,235
M Video OJSC (Specialty retail)	193,600	1,543
Magnit OAO (Food & staples retailing)†	64,463	10,227
Mail.ru Group, Ltd.—GDR (Internet software & services)	69,724	2,435
*Yandex N.V. Class “A” (Internet software & services)†	381,211	8,223

		24,663

South Africa—7.8%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	283,871	5,683
AVI, Ltd. (Food products)	316,748	2,244
Bidvest Group, Ltd. (Industrial conglomerates)	189,187	4,840
Discovery Holdings, Ltd. (Insurance)	439,270	3,240
FirstRand, Ltd. (Diversified financial services)	4,241,154	15,606
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	1,827,565	7,345
Mr Price Group, Ltd. (Specialty retail)	134,316	2,226
MTN Group, Ltd. (Wireless telecommunication services)	519,782	10,941
Naspers, Ltd. (Media)	228,562	14,763
Shoprite Holdings, Ltd. (Food & staples retailing)	224,152	5,438
Tiger Brands, Ltd. (Food products)	65,572	2,529

		74,855

Turkey—3.8%
Arcelik A.S. (Household durables)	735,219	4,835
BIM Birlesik Magazalar A.S. (Food & staples retailing)	49,474	2,426

See accompanying Notes to Portfolio of Investments.

54 Annual Report	December 31, 2012

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—16.8%—(continued)
Turkey—(continued)
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	639,220	$3,763
Turkiye Halk Bankasi A.S. (Commercial banks)	2,586,661	25,498

		36,522

United Arab Emirates—0.6%
First Gulf Bank PJSC (Commercial banks)	1,905,256	6,116

Total Common Stocks—93.4% (cost $749,631)		900,912

Preferred Stock
Brazil—2.0%
Itau Unibanco Holding S.A. (Commercial banks)	1,211,941	19,764

Total Preferred Stock—2.0% (cost $18,035)		19,764

Affiliated Fund
China—2.5%
William Blair China A-Share Fund, LLC	2,362,400	23,624

Total Affiliated Fund—2.5% (cost $23,624)		23,624

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $13,524, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$13,524	$13,524

Total Repurchase Agreement—1.4% (cost $13,524)		13,524

Total Investments—99.3% (cost $804,814)		957,824
Cash and other assets, less liabilities—0.7%		6,413

Net assets—100.0%		$964,237

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

The Emerging Markets Growth Fund invested in the following affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment monthly.

	Share Activity				Year Ended December 31, 2012
					(in thousands)
Fund Name	Balance 12/31/2011	Purchases	Sales	Balance 12/31/2012	Value	Dividends Included in Income
William Blair China-A Share Fund, LLC	—	2,362,400	—	2,362,400	$23,624	—

As of December 31, 2012 the Fund invested in William Blair China A Share Fund, LLC, an Affiliated Fund. There was no realized or unrealized gain/(loss) from investments in the affiliated fund.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	24.7%
Information Technology	17.9%
Consumer Discretionary	15.1%
Consumer Staples	12.0%
Energy	8.1%
Telecommunication Services	7.3%
Health Care	5.1%
Industrials	4.8%
Materials	4.4%
Utilities	0.6%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	19.8%
U.S. Dollar	11.8%
Indian Rupee	9.7%
South Korean Won	8.5%
South African Rand	7.9%
Brazilian Real	7.5%
New Taiwan Dollar	5.7%
Mexican Peso	4.8%
Thai Baht	4.5%
Indonesian Rupiah	4.5%
Turkish Lira	3.9%
Malaysian Ringgit	2.1%
Chilean Peso	2.0%
Colombian Peso	2.0%
Qatari Rial	1.2%
Australian Dollar	1.0%
All Other Currencies	3.1%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 55

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS LEADERS FUND (FORMERLY KNOWN AS EMERGING LEADERS GROWTH FUND)

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Leaders Fund posted a 20.37% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Index (net) increased 18.22%.

2012 to date performance surpassed the MSCI Emerging Markets Index (net), on strong outperformance across a number of sectors. The overweighted Consumer Staples sector added approximately 2% to outperformance, as the overweighted Food/Staples Retailing segment was up over 52% with broad strength across names. Energy stock selection was bolstered by limited exposure in Petrobras, a Brazil oil company, during the year, given operational disappointments and continued concerns about governmental intervention. It also benefited from strong performance by CNOOC, a Chinese energy company, on a recovering production growth profile and Ecopetrol on strong results during the first half. Commercial Banks were up nearly 29% during the year and were the most significant contributor to Financials outperformance, while Materials benefited from good operational results from Grupo Mexico, the Fund’s sole Metals/Mining holding during the period. The key detractor from 2012 results was Information Technology (IT) stock selection, due largely to Chinese internet-related performance coupled with concerns about revenue trends at Cielo, the Brazilian card processing company.

During the year as valuations expanded, the Fund’s weighting in Consumer Discretionary and Staples decreased substantially from approximately 36% of the Fund to approximately 28%, but remained above the 16.7% benchmark Index weighting. Conversely, Financials increased from 19.8% to 30.6%, as we added to Commercial Banks and Real Estate-related holdings. Conversely, Industrials decreased from an index weighting of approximately 6.5% to 3.1% on deteriorating demand trends, while IT marginally increased. Regionally, the Fund was underweighted in Emerging Asia, despite above-market weightings in China, India and the Southeast Asia countries, due to a significant underweighting in Korea and Taiwan. Europe, Middle East and Africa decreased slightly during the year, due to a reduction in South African holdings on valuation concerns. Latin America totaled 21.3% of the Fund at year-end, approximately 3% above the Index weighting, due to holdings in Chile, Colombia, Mexico and Peru, which more than offset the lower Brazil weighting.

56 Annual Report	December 31, 2012

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	Since Inception
Class N(a)	20.37%	N/A	5.27%
MSCI Emerging Markets (net)(a)	18.22	N/A	4.29
MSCI Emerging Markets Large Cap (net)(a)	17.79	N/A	4.40
Class I(b)	20.64	6.37	0.60
MSCI Emerging Markets (net)(b)	18.22	4.66	1.43
MSCI Emerging Markets Large Cap (net)(b)	17.79	4.71	1.32
(a)	Since Inception is for the period from May 3, 2010 (Commencement of Operations) to December 31, 2012.
(b)	Since Inception is for the period from March 26, 2008 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

On December 31, 2012, the Fund’s Benchmark changed from the Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) to the Morgan Stanley Capital International (MSCI) Emerging Markets Index (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 57

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Emerging Asia—56.6%
China—20.0%
Belle International Holdings, Ltd. (Specialty retail)	449,000	$993
* Brilliance China Automotive Holdings, Ltd. (Automobiles)	938,000	1,179
China Mobile, Ltd. (Wireless telecommunication services)	260,500	3,066
China Overseas Land & Investment, Ltd. (Real estate management & development)	546,000	1,660
CNOOC, Ltd. (Oil, gas & consumable fuels)	618,000	1,361
Lenovo Group, Ltd. (Computers & peripherals)	1,506,000	1,389
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	87,500	746
Sun Art Retail Group, Ltd. (Food & staples retailing)	484,000	748
Tencent Holdings, Ltd. (Internet software & services)	59,700	1,958
Want Want China Holdings, Ltd. (Food products)	521,000	730

		13,830

India—10.1%
Bajaj Auto, Ltd. (Automobiles)	26,380	1,032
HDFC Bank, Ltd. (Commercial banks)	59,521	742
Housing Development Finance Corporation (Thrifts & mortgage finance)	50,310	769
ITC, Ltd. (Tobacco)	210,623	1,109
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	77,316	1,046
Tata Consultancy Services, Ltd. (IT services)	30,914	712
Tata Motors, Ltd. (Automobiles)	271,948	1,563

		6,973

Indonesia—3.1%
PT Astra International Tbk (Automobiles)	1,155,000	915
PT Bank Rakyat Indonesia (Commercial banks)	1,656,500	1,201

		2,116

Malaysia—2.9%
CIMB Group Holdings Bhd (Commercial banks)	514,800	1,289
* IHH Healthcare Bhd (Health care providers & services)	630,600	698

		1,987

South Korea—7.9%
* Hyundai Motor Co. (Automobiles)	8,070	1,664
* LG Household & Health Care, Ltd. (Household products)	582	356
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,383	3,424

		5,444

Issuer	Shares	Value

Common Stocks—Emerging Asia—56.6%—(continued)
Taiwan—6.5%
Asustek Computer, Inc. (Computers & peripherals)	124,000	$1,404
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	552,770	1,711
MediaTek, Inc. (Semiconductors & semiconductor equipment)	61,000	683
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	40,175	689

		4,487

Thailand—6.1%
Advanced Info Service PCL (Wireless telecommunication services)	222,500	1,530
CP ALL PCL (Food & staples retailing)	881,400	1,326
Kasikornbank PCL (Commercial banks)	210,200	1,336

		4,192

Emerging Latin America—21.3%
Brazil—4.6%
BR Malls Participacoes S.A. (Real estate management & development)	104,600	1,381
Cia de Bebidas das Americas—ADR (Beverages)	43,016	1,806

		3,187

Chile—3.3%
Banco Santander Chile—ADR (Commercial banks)	24,273	691
S.A.C.I. Falabella (Multiline retail)	70,614	726
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	15,429	889

		2,306

Colombia—2.9%
Ecopetrol S.A. (Oil, gas & consumable fuels)	654,079	2,021

Mexico—8.9%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	13,452	1,355
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	358,800	2,317
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	676,400	2,440

		6,112

Peru—1.6%
Credicorp, Ltd. (Commercial banks)†	7,284	1,067

Emerging Europe, Mid-East, Africa—17.3%
Qatar—2.0%
Industries Qatar QSC (Industrial conglomerates)	33,058	1,414

Russia—4.8%
Magnit OAO (Food & staples retailing)†	902	143
Magnit OJSC—144A—GDR (Food & staples retailing)	30,146	1,226
Sberbank of Russian Federation (Commercial banks)†	628,838	1,922

		3,291

See accompanying Notes to Portfolio of Investments.

58 Annual Report	December 31, 2012

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—17.3%—(continued)
South Africa—7.0%
Bidvest Group, Ltd. (Industrial conglomerates)	27,569	$705
FirstRand, Ltd. (Diversified financial services)	304,841	1,122
MTN Group, Ltd. (Wireless telecommunication services)	37,013	779
Naspers, Ltd. (Media)	16,375	1,058
Shoprite Holdings, Ltd. (Food & staples retailing)	32,125	779
Tiger Brands, Ltd. (Food products)	9,106	351

		4,794

Turkey—3.5%
Turkiye Garanti Bankasi A.S. (Commercial banks)	461,388	2,408

Total Common Stocks—95.2% (cost $55,595)		65,629

Preferred Stock
Brazil—3.0%
Itau Unibanco Holding S.A. (Commercial banks)	127,900	2,086

Total Preferred Stock—3.0% (cost $1,986)		2,086

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $2,909, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$2,909	2,909

Total Repurchase Agreement—4.2% (cost $2,909)		2,909

Total Investments—102.4% (cost $60,490)		70,624
Liabilities, plus cash and other assets—(2.4)%		(1,645)

Net assets—100.0%		$68,979

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of total long-term investments):

Financials	30.6%
Information Technology	17.7%
Consumer Staples	14.7%
Consumer Discretionary	13.5%
Telecommunication Services	7.9%
Energy	5.0%
Materials	4.9%
Industrials	3.1%
Health Care	2.6%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of total long-term investments):

Hong Kong Dollar	20.4%
U.S. Dollar	14.5%
Indian Rupee	10.3%
South Korean Won	8.0%
South African Rand	7.1%
Mexican Peso	7.0%
Thai Baht	6.2%
New Taiwan Dollar	5.6%
Brazilian Real	5.1%
Turkish Lira	3.6%
Indonesian Rupiah	3.1%
Colombian Peso	3.0%
Malaysian Ringgit	2.9%
Qatari Rial	2.1%
Chilean Peso	1.1%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 59

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS SMALL CAP GROWTH FUND

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Small Cap Growth Fund posted a 34.23% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Small Cap Index (net) increased 22.22%.

Year to date, the Fund outpaced the Index by over 12%, led by significant outperformance in the overweighted Consumer sectors. Discretionary stocks were up over 41% for the year, well ahead of the 22% Index return, due largely to outperformance in Latin American and Asian Hotels/Restaurants, coupled with strong results in Household Durables and in Asian Media companies. The Fund’s Staples stocks were up approximately 57%, well ahead of the 27% Index return, on strength in the overweighted Food/Staples Retailing industry, in addition to outperformance in Asian Food products companies. The Fund’s Industrials stocks were up over 35%, with broad-based strength across industries except Transportation Infrastructure. In addition, the lack of Construction/Engineering holdings somewhat detracted from results. While the underweighting in Materials added significant value during the year, stock selection was negative, as all industries underperformed. Regionally, Asian stock selection was particularly strong as a focus on Southeast Asian Nation (ASEAN) countries at the expense of South Korea and Taiwan added value, as did strong stock selection across a number of countries.

The Fund maintained its significant focus on Consumer, which represented a combined 46% of the Fund as of year end, compared with the 26% Index weighting. Financials was also overweighted at 23% of the Fund versus the 20% Index weighting, an increase since year-end 2011. Conversely, Industrials, Information Technology (IT) and Telecommunication Services were the most underweighted. Regionally, the Fund’s Asian holdings totalled 57.2%, well below the 74.5% Index weighting due primarily to significant underweightings in South Korea and Taiwan, which were only somewhat mitigated by higher India and ASEAN exposures. Conversely, Latin America totalled 22.8%, well above the 11.3% Index weighting, due to significant exposure in Brazil and Mexico and a higher weighting in Chile.

60 Annual Report	December 31, 2012

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	Year To Date	Since Inception(a)
Class N	34.23%	25.19%
Class I	34.62	25.49
MSCI Emerging Markets Small Cap (net)	22.22	12.05
(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 61

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Emerging Asia—57.2%
Cambodia—1.6%
NagaCorp, Ltd. (Hotels, restaurants & leisure)	710,000	$434

China—12.1%
AAC Technologies Holdings, Inc. (Communications equipment)	73,000	259
China Medical System Holdings, Ltd. (Pharmaceuticals)	240,000	187
China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	428,000	523
Dongyue Group (Chemicals)	500,000	338
Golden Eagle Retail Group, Ltd. (Multiline retail)	130,000	324
*Haier Electronics Group Co., Ltd. (Household durables)	255,000	378
Haitian International Holdings, Ltd. (Machinery)	250,000	300
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	11,059	131
Minth Group, Ltd. (Auto components)	108,000	125
Prince Frog International Holdings, Ltd. (Personal products)	571,000	243
Sino Biopharmaceutical Ltd. (Pharmaceuticals)	580,000	280
Tiangong International Co., Ltd. (Metals & mining)	776,000	189

		3,277

India—12.7%
Bata India, Ltd. (Textiles, apparel & luxury goods)	11,797	188
Colgate-Palmolive India, Ltd. (Personal products)	7,779	225
CRISIL, Ltd. (Diversified financial services)	5,146	102
Eicher Motors, Ltd. (Machinery)	3,304	176
GlaxoSmithKline Consumer Healthcare, Ltd. (Food products)	4,041	284
Godrej Consumer Products, Ltd. (Personal products)	13,706	182
Gruh Finance, Ltd. (Thrifts & mortgage finance)	54,158	235
Havells India, Ltd. (Electrical equipment)	2,075	24
IndusInd Bank, Ltd. (Commercial banks)	38,858	300
Ipca Laboratories, Ltd. (Pharmaceuticals)	22,423	212
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	7,314	174
Lupin, Ltd. (Pharmaceuticals)	24,125	272
Marico, Ltd. (Personal products)	63,017	252
Motherson Sumi Systems, Ltd. (Auto components)	38,643	141
Page Industries, Ltd. (Textiles, apparel & luxury goods)	2,464	154
Pidilite Industries, Ltd. (Chemicals)	54,818	219
Yes Bank, Ltd. (Commercial banks)	32,711	279

		3,419

Indonesia—6.4%
PT Ace Hardware Indonesia Tbk (Specialty retail)	5,295,500	453
PT Alam Sutera Realty Tbk (Real estate management & development)	1,792,000	112

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.2%—(continued)
Indonesia—(continued)
*PT Bank Tabungan Pensiunan Nasional Tbk (Commercial banks)	227,000	$124
PT Ciputra Development Tbk (Real estate management & development)	2,034,500	169
PT Holcim Indonesia Tbk (Construction materials)	584,000	176
PT Jasa Marga (Transportation infrastructure)	87,000	49
PT Kalbe Farma Tbk (Pharmaceuticals)	1,349,500	149
PT Media Nusantara Citra Tbk (Media)	234,500	61
*PT MNC Sky Vision Tbk (Media)	311,000	77
PT Sumber Alfaria Trijaya Tbk (Food & staples retailing)	133,000	73
*PT Tower Bersama Infrastructure Tbk (Wireless telecommunication services)	492,500	292

		1,735

Malaysia—3.5%
Aeon Co. M Bhd (Multiline retail)	44,200	204
Dayang Enterprise Holdings Bhd (Energy equipment & services)	207,200	162
Guinness Anchor Bhd (Beverages)	69,400	377
Nestle Malaysia Bhd (Food products)	9,000	186
Padini Holdings Bhd (Specialty retail)	45,400	28

		957

Philippines—6.1%
Alliance Global Group, Inc. (Industrial conglomerates)	787,000	322
*East West Banking Corporation (Commercial banks)	13,900	10
Puregold Price Club, Inc. (Food & staples retailing)	673,000	541
Security Bank Corporation (Commercial banks)	88,450	337
SM Prime Holdings, Inc. (Real estate management & development)	264,375	107
Universal Robina Corporation (Food products)	160,700	328

		1,645

South Korea—2.5%
*Able C&C Co., Ltd. (Personal products)	2,351	175
*Gamevil, Inc. (Software)	2,051	193
*Kolao Holdings (Automobiles)	10,328	178
*Paradise Co., Ltd. (Hotels, restaurants & leisure)	8,360	135

		681

Sri Lanka—1.0%
Commercial Bank of Ceylon plc (Commercial banks)	148,872	120
John Keells Holdings plc (Industrial conglomerates)	84,914	147

		267

Taiwan—3.4%
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	54,000	199
Ginko International Co., Ltd. (Health care equipment & supplies)	12,000	134
Hiwin Technologies Corporation (Machinery)	3,300	24
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	5,000	135

See accompanying Notes to Portfolio of Investments.

62 Annual Report	December 31, 2012

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.2%—(continued)
Taiwan—(continued)
Merida Industry Co., Ltd. (Leisure equipment & products)	43,000	$193
St Shine Optical Co., Ltd. (Health care equipment & supplies)	15,000	230

		915

Thailand—7.9%
Bangkok Dusit Medical Services PCL (Health care providers & services)	52,100	194
BEC World PCL (Media)	146,300	341
Home Product Center PCL (Specialty retail)	652,040	271
LPN Development PCL (Real estate management & development)	266,600	161
Minor International PCL (Hotels, restaurants & leisure)	474,810	306
Robinson Department Store PCL (Multiline retail)	123,700	271
Siam Makro PCL (Food & staples retailing)	13,650	200
Thai Tap Water Supply PCL (Water utilities)	795,500	240
Tisco Financial Group PCL (Commercial banks)	80,700	138

		2,122

Emerging Latin America—22.8%
Brazil—12.4%
Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	12,800	247
BR Properties S.A. (Real estate management & development)	10,500	131
Cia Hering (Specialty retail)	10,200	209
Ez Tec Empreendimentos e Participacoes S.A. (Household durables)	14,500	182
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	20,400	271
*Kroton Educacional S.A. (Diversified consumer services)	17,790	402
Localiza Rent a Car S.A. (Road & rail)	10,700	196
Lojas Renner S.A. (Multiline retail)	6,600	257
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	21,586	359
*Qualicorp S.A. (Professional services)	23,300	241
Raia Drogasil S.A. (Food & staples retailing)	9,700	109
Tegma Gestao Logistica S.A. (Road & rail)	10,700	183
Totvs S.A. (Software)	9,200	182
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Commercial services & supplies)	16,900	376

		3,345

Chile—3.1%
Inversiones La Construccion S.A. (Diversified financial services)	15,590	306
Parque Arauco S.A. (Real estate management & development)	77,460	192
Sonda S.A. (IT services)	103,879	331

		829

Mexico—5.4%
*Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	189,869	379
Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	87,838	400

Common Stocks—Emerging Latin America—22.8%—(continued)
Mexico—(Continued)
Compartamos S.A.B. de C.V. (Consumer finance)	105,200	$150
Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	88,500	267
*Macquarie Mexico Real Estate Management S.A. de C.V.—144A (Real estate investment trusts (REITs))	140,965	279

		1,475

Panama—1.0%
Copa Holdings S.A. (Airlines)†	2,648	263

Peru—0.9%
*Inretail Peru Corporation (Food & staples retailing)	4,077	86
*Inretail Peru Corporation—144A (Food & staples retailing)†	1,346	28
Intercorp Financial Services, Inc. (Diversified financial services)	3,529	126

		240

Emerging Europe, Mid-East, Africa—13.5%
Kenya—1.0%
Safaricom, Ltd. (Wireless telecommunication services)	4,588,400	267

Nigeria—1.7%
Guaranty Trust Bank plc (Commercial banks)	1,908,274	282
Nestle Nigeria plc (Food products)	40,090	180

		462

Poland—2.9%
*Alior Bank S.A. (Commercial banks)	7,026	142
Eurocash S.A. (Food & staples retailing)	18,191	258
LPP S.A. (Textiles, apparel & luxury goods)	257	379

		779

Russia—0.5%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	4,868	27
*MD Medical Group Investments plc—144A—GDR (Health care providers & services)	9,432	117

		144

South Africa—4.2%
AVI, Ltd. (Food products)	23,285	165
Coronation Fund Managers, Ltd. (Capital markets)	59,162	277
Discovery Holdings, Ltd. (Insurance)	19,818	146
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	24,717	99
Mr Price Group, Ltd. (Specialty retail)	12,072	200
The Foschini Group, Ltd. (Specialty retail)	7,077	118
Tsogo Sun Holdings, Ltd. (Hotels, restaurants & leisure)	48,096	135

		1,140

Turkey—3.2%
Arcelik A.S. (Household durables)	26,925	177

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 63

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—13.5%—(continued)
Turkey—(continued)
Bizim Toptan Satis Magazalari A.S. (Food & staples retailing)	19,285	$301
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	41,406	244
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	108,970	141

		863

Total Common Stocks—93.5% (cost $23,445)		25,259

Preferred Stock
Brazil—1.2%
Marcopolo S.A. (Machinery)	49,000	309

Total Preferred Stock—1.2% (cost $284)		309

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $2,088, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$2,088	$2,088

Total Repurchase Agreement—7.7% (cost $2,088)		2,088

Total Investments—102.4% (cost $25,817)		27,656
Liabilities, plus cash and other assets—(2.4)%		(635)

Net assets—100.0%		$27,021

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories as a percentage of total long-term investments:

Consumer Discretionary	29.6%
Financials	22.9%
Consumer Staples	16.4%
Industrials	10.7%
Health Care	8.3%
Information Technology	4.8%
Materials	3.6%
Telecommunication Services	2.2%
Utilities	0.9%
Energy	0.6%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories as a percentage of total long-term investments:

Brazilian Real	14.3%
Hong Kong Dollar	14.0%
Indian Rupee	13.4%
Thai Baht	8.3%
Indonesian Rupiah	6.8%
Philippine Peso	6.4%
Mexican Peso	5.8%
South African Rand	4.5%
Malaysian Ringgit	3.7%
New Taiwan Dollar	3.6%
Turkish Lira	3.4%
Chilean Peso	3.2%
U.S. Dollar	3.0%
South Korean Won	2.7%
Euro	2.5%
Nigerian Naira	1.8%
Kenyan Shilling	1.0%
Sri Lanka Rupee	1.0%
All Other Currencies	0.6%

Total	100.0%

See accompanying Notes to Portfolio of Investments.

64 Annual Report	December 31, 2012

David F. Hone

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The William Blair Large Cap Value Fund posted a 16.92% increase (Class N Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell 1000® Value Index, increased by 17.51%.

In 2012, investors continued to fluctuate between optimism and pessimism based on macroeconomic or political announcements. Market volatility remained, but less than recent years as there were fewer unknowns in the marketplace. In this environment, the Russell 1000® Value Index rose 17.51%, and climbed the proverbial “wall of worry.” In general, by the fourth quarter, there was evidence that the global economy, ex-Europe, had stabilized after a slowing in the middle of the year. From a sector perspective, cyclical sectors such as Consumer Discretionary, Financials and Industrials performed best. Technology and Energy stocks were a drag as was the more defensive Utilities sector.

Performance results of certain holdings across a variety of sectors were weaker than our expectation. Hewlett-Packard’s stock price declined considerably and was our largest relative underperformer. This Technology company is in the midst of a multi-year turnaround; it disappointed investors with a weaker than expected outlook on the overall IT demand environment. We believe the firm should benefit from its efforts to cut costs and restructure its business. Within Consumer Discretionary, Big Lots lost ground due to softness in same store sales, weakness in merchandising, and the departure of key management such as the Chief Merchandising Officer and Chief Financial Officer. Over time, we believe Big Lots should benefit from a turnaround in merchandising as well as a re-imaging of its stores; as we wait for progress toward the investment thesis, the company has solid cash flows and a good balance sheet. In Financials, Bank of America’s underweight relative to the benchmark detracted for the year. The stock gained ground significantly in the first quarter; however, we added it to the portfolio in June on its attractive risk/reward combination after its substantial decline beginning in April over concerns on the global economic slowdown and weakness in capital markets. Lastly, cash was a drag on relative results in the strong upward market; on average, it was 2.3%.

Stock contributors to results were primarily in the Financials and Consumer Discretionary sectors. Financial stocks were strong benchmark performers and our positions in Discover Financial Services and SunTrust Banks stood out above their peers. Discover Financial gained ground from rising demand for credit and improving credit cards trends as both losses and delinquencies declined. We believe this company will benefit from an improving domestic economy and consumer credit environment. With improvements in the U.S. housing market, SunTrust Banks was well positioned due to its significant mortgage business especially relative to other regional banks. For the Consumer Discretionary sector, Time Warner Cable and Brunswick performed best. Time Warner Cable’s management provided strong execution on its high speed data and voice businesses as well as an attractive return of capital through dividends and stock buybacks. Brunswick, a leading manufacturer and marketer of marine and leisure products, reported healthy retail sales and continues to draw down inventory. Its marine engine business continues to do well, and demand remains solid in its fiberglass outboard and aluminum boating businesses. We believe Brunswick should continue to benefit from an improving economy as well as market share gains.

December 31, 2012	William Blair Funds 65

In terms of changes over 2012, there were no major shifts in sector or market cap positioning for the year. The Financials sector rose with the addition of Allstate, Morgan Stanley and Bank of America. (Note: American Tower was reclassified by Russell to Financials from Telecommunications). Energy stock exposure also grew; we added new positions in Baker Hughes, Southwestern Energy and Chevron. Health care declined as we trimmed select existing holdings on share price strength.

Going forward, many positive factors remain for the U.S. economy. The Federal Reserve’s accommodative policies continue, while the labor and housing markets recover albeit at a slow pace. That said, macro issues remain in the headlines, most notably the government debt ceiling and decisions regarding government deficits. The need to trim deficits may cause an intermediate-term headwind to growth, given likely spending cuts. Overseas, while Europe has stabilized with the announcement of OMT (Outright Monetary Transactions), uncertainties remain on implementation and economic growth has ground to a halt. For emerging market countries, the level of growth remains debatable; however, economies, particularly China, appear to be stabilizing.

For the Large Cap Value Fund, we continue to find attractive opportunities on a valuation basis across most sectors. As always, our focus remains on fundamental analysis to identify quality companies that are temporarily out-of-favor with investors. Over time, we believe investors will benefit from the attractive value creation as the company returns towards its historical growth trends. In 2012, we found it promising that investors began to distinguish underlying company fundamentals instead of being influenced by macro events; this behavior assisted performance results for our strategy.

66 Annual Report	December 31, 2012

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	Since Inception(a)
Class N	16.92%	13.87%
Class I	17.28%	14.17
Russell 1000® Value	17.51%	16.13
(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 67

Large Cap Value Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—27.2%
American Tower Corporation	869	$67
Bank of America Corporation	5,938	69
*CBRE Group, Inc.	1,599	32
Citigroup, Inc.	2,233	88
CNA Financial Corporation	860	24
Discover Financial Services	1,288	50
JPMorgan Chase & Co.	2,637	116
Lazard, Ltd.†	2,197	65
Lincoln National Corporation	1,025	26
Morgan Stanley	2,397	46
Prudential Financial, Inc.	691	37
Regions Financial Corporation	5,122	36
State Street Corporation	991	47
SunTrust Banks, Inc.	1,929	55
The Allstate Corporation	1,342	54
The Goldman Sachs Group, Inc.	297	38
US Bancorp	1,567	50
Wells Fargo & Co.	2,897	99
Zions Bancorporation	2,236	48

		1,047

Energy—14.7%
Anadarko Petroleum Corporation	731	54
Baker Hughes, Inc.	1,112	45
Chevron Corporation	802	87
Devon Energy Corporation	829	43
Exxon Mobil Corporation	1,738	151
Hess Corporation	1,095	58
Occidental Petroleum Corporation	877	67
Schlumberger, Ltd.†	442	31
*Southwestern Energy Co.	932	31

		567

Health Care—11.9%
Amgen, Inc.	380	33
Baxter International, Inc.	726	48
Cardinal Health, Inc.	1,267	52
*Express Scripts Holding Co.	750	41
Merck & Co., Inc.	1,701	70
Pfizer, Inc.	4,431	111
UnitedHealth Group, Inc.	807	44
Zimmer Holdings, Inc.	855	57

		456

Information Technology—8.9%
*Adobe Systems, Inc.	1,576	59
*BMC Software, Inc.	851	34
*Broadcom Corporation	1,053	35
Corning, Inc.	2,425	31
Hewlett-Packard Co.	2,041	29
Intel Corporation	624	13
Microsoft Corporation	1,083	29
*NetApp, Inc.	1,143	38
*Symantec Corporation	2,375	45
*VeriFone Systems, Inc.	1,029	30

		343

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Industrials—8.9%
Gardner Denver, Inc.	172	$12
General Electric Co.	4,981	105
Honeywell International, Inc.	293	19
Kansas City Southern	665	55
SPX Corporation	507	36
Textron, Inc.	2,561	63
The Boeing Co.	375	28
Union Pacific Corporation	187	23

		341

Consumer Discretionary—8.6%
*Big Lots, Inc.	1,218	35
Brunswick Corporation	1,452	42
*General Motors Co.	1,895	55
Lear Corporation	915	43
Marriott International, Inc.	409	15
*MGM Resorts International	2,206	26
*Saks, Inc.	1,953	20
The Walt Disney Co.	807	40
Time Warner Cable, Inc.	558	54

		330

Consumer Staples—7.1%
General Mills, Inc.	1,350	55
Kimberly-Clark Corporation	428	36
Molson Coors Brewing Co.	570	24
Philip Morris International, Inc.	671	56
The Procter & Gamble Co.	1,148	78
Walgreen Co.	625	23

		272

Utilities—4.8%
CMS Energy Corporation	2,461	60
NextEra Energy, Inc.	893	62
Wisconsin Energy Corporation	1,721	63

		185

Materials—3.8%
Alcoa, Inc.	3,518	31
Freeport-McMoRan Copper & Gold, Inc.	1,679	57
Rockwood Holdings, Inc.	738	37
The Dow Chemical Co.	688	22

		147

Telecommunication Services—2.9%
AT&T, Inc.	1,279	43
CenturyLink, Inc.	1,213	48
Verizon Communications, Inc.	489	21

		112

Total Common Stocks—98.8% (cost $3,392)		3,800

Total Investments—98.8% (cost $3,392)		3,800
Cash and other assets, less liabilities—1.2%		45

Net assets—100.0%		$3,845

See accompanying Notes to Portfolio of Investments.

68 Annual Report	December 31, 2012

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Small Cap Value Fund (Class N shares) posted a 12.49% increase for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell 2000® Value Index, returned 18.05%.

Improving U.S. economic data points, especially housing-related, and global central bank actions were the primary drivers of equity market returns in 2012. Despite a brief correction mid-year due to elevated fears regarding Euro zone financial stability, emerging market growth and a pause in the U.S. economic recovery, most small and mid cap indices finished the year near all-time highs. Propelling the market higher in the back half of the year was European Central Bank messaging and actions, which restored confidence in Spanish and Italian borrowing capacity and the overall sustainability of the currency bloc. In the U.S., the Federal Reserve announced new quantitative easing programs aimed to maintain low government and consumer borrowing rates. Finally, investors cheered further improvements in the housing industry. Rebounding home prices and homebuilding activity positively impacts housing-related employment and overall consumer confidence. Thus, the market digested the possibility of a more sustainable domestic economic recovery.

The William Blair Small Cap Value Fund’s 2012 underperformance is attributable to style and industry headwinds and negative stock selection. Quality was out of favor for the year, which negatively impacted relative performance due to our strategy’s high quality bias. Size was another significant style factor for the year in the small cap value space. Stocks with market capitalizations of $2 billion and above lagged the market, hurting relative returns for our portfolio, which tends to have more exposure to the $2B to $3B range as compared to the Russell 2000® Value Index. Another notable trend was the sustained outperformance of homebuilding stocks along with other stocks tied to the housing resurgence. While we had some exposure, we exited our one homebuilder position early in the year due to what was already an elevated valuation. Even though we’ve seen encouraging data points in 2012 that suggest signs of a housing recovery, the multiples being applied to the homebuilding stocks implied housing growth at levels which to us seemed unrealistically optimistic. Our underweight to what we consider to be an overvalued segment of the market also detracted from relative returns. Looking at stock selection, Key Energy Services Inc. and Adtran Inc. detracted from relative performance, both of which are stocks we continue to own, while partially offsetting the underperformance were investments in PolyOne Corp., AFC Enterprises Inc., and Western Alliance Bancorp.

Despite progress on certain fronts in the U.S. and abroad during 2012, there remain several uncertainties the market will grapple with in 2013. In the US, the late 2012 “fiscal cliff” negotiations produced some clarity on tax policy, but government spending policy remains in flux. These discussions will take center stage in the coming months along with a new debt-ceiling debate. On the other hand, the improving housing market and overall economy in the U.S. provides some ballast to these downside risks. Outside the US, European Central Bank activities have suppressed fears of draconian scenarios but financial stability, government budget and economic risks continue to exist in the region. And while the Chinese economy has improved, investors will keep a close eye on this important global economic engine.

Equity valuations expanded in 2012, but they begin the year near long-term averages and thus should be neither a tailwind nor headwind to equity returns. Profit margins are elevated and therefore we believe a premium should be placed on companies with above-average revenue

December 31, 2012	William Blair Funds 69

growth opportunities, such as the companies in which we seek to invest. Corporate balance sheets remain strong and should provide companies the ability to invest or increase merger and acquisition activities, both of which would be a tailwind for the stock market.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building a fund with these types of companies should produce solid investment results over the long term.

70 Annual Report	December 31, 2012

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	10 Year
Class N	12.49%	11.08%	5.11%	8.76%
Class I	12.73	11.33	5.32	8.98
Russell 2000® Value	18.05	11.57	3.55	9.50

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 71

Small Cap Value Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—29.5%
Acadia Realty Trust	94,640	$2,374
Alterra Capital Holdings, Ltd.†	103,155	2,908
American Assets Trust, Inc.	61,540	1,719
Bank of the Ozarks, Inc.	90,710	3,036
Berkshire Hills Bancorp, Inc.	112,970	2,695
CoBiz Financial, Inc.	272,445	2,035
Coresite Realty Corporation	54,770	1,515
*Eagle Bancorp, Inc.	150,122	2,998
East West Bancorp, Inc.	108,545	2,333
EastGroup Properties, Inc.	43,390	2,335
Education Realty Trust, Inc.	210,140	2,236
First Horizon National Corporation	248,880	2,466
*Forest City Enterprises, Inc.	139,835	2,258
*Genworth Financial, Inc.	168,010	1,262
Highwoods Properties, Inc.	53,865	1,802
LaSalle Hotel Properties	70,329	1,786
Mid-America Apartment Communities, Inc.	36,665	2,374
*National Financial Partners Corporation	144,850	2,483
National Retail Properties, Inc.	54,365	1,696
Old National Bancorp	171,866	2,040
PacWest Bancorp	123,493	3,060
Pebblebrook Hotel Trust	97,889	2,261
ProAssurance Corporation	50,750	2,141
Prosperity Bancshares, Inc.	61,995	2,604
*Safeguard Scientifics, Inc.	209,101	3,084
Susquehanna Bancshares, Inc.	214,155	2,244
The Hanover Insurance Group, Inc.	68,405	2,650
Webster Financial Corporation	139,520	2,867
West Coast Bancorp	74,635	1,653
*Western Alliance Bancorp	224,315	2,362

		69,277

Industrials—16.5%
Actuant Corporation	76,993	2,149
Belden, Inc.	86,330	3,884
Cubic Corporation	49,395	2,369
EMCOR Group, Inc.	107,181	3,709
ESCO Technologies, Inc.	83,107	3,109
*FTI Consulting, Inc.	72,453	2,391
G&K Services, Inc.	73,433	2,508
Interface, Inc.	130,940	2,105
*Kadant, Inc.	92,094	2,441
*Moog, Inc.	90,809	3,726
*Northwest Pipe Co.	87,415	2,086
*Old Dominion Freight Line, Inc.	67,140	2,302
Quanex Building Products Corporation	98,430	2,009
TAL International Group, Inc.	41,675	1,516
*Tetra Tech, Inc.	90,837	2,403

		38,707

Consumer Discretionary—13.5%
Core-Mark Holding Co., Inc.	40,185	1,903
*Krispy Kreme Doughnuts, Inc.	337,645	3,167
*Life Time Fitness, Inc.	51,200	2,519
Meredith Corporation	66,870	2,304
Pier 1 Imports, Inc.	168,460	3,369
*Pinnacle Entertainment, Inc.	238,635	3,778
Regis Corporation	154,735	2,618

Common Stocks—(continued)
Consumer Discretionary—(continued)
*The Children’s Place Retail Stores, Inc.	44,475	$1,970
The Men’s Wearhouse, Inc.	95,975	2,991
The PEP Boys-Manny, Moe & Jack	185,260	1,821
*The Warnaco Group, Inc.	40,500	2,899
*WMS Industries, Inc.	144,080	2,521

		31,860

Information Technology—11.8%
ADTRAN, Inc.	137,860	2,694
*Cadence Design Systems, Inc.	179,930	2,431
*Digital River, Inc.	103,535	1,490
Earthlink, Inc.	465,425	3,007
Genpact, Ltd.†	146,245	2,267
*Integrated Device Technology, Inc.	500,347	3,652
j2 Global Communications, Inc.	75,225	2,300
Monolithic Power Systems, Inc.	87,704	1,954
*ON Semiconductor Corporation	353,835	2,495
*Parametric Technology Corporation	110,440	2,486
*Silicon Laboratories, Inc.	42,605	1,781
*Ultra Clean Holdings	231,312	1,136

		27,693

Energy—7.3%
*Bonanza Creek Energy, Inc.	57,255	1,591
Bristow Group, Inc.	26,775	1,437
Gulfmark Offshore, Inc.	59,919	2,064
*Gulfport Energy Corporation	57,029	2,180
*Helix Energy Solutions Group, Inc.	112,475	2,321
*Key Energy Services, Inc.	211,085	1,467
*Magnum Hunter Resources Corporation	291,111	1,162
*Swift Energy Co.	147,375	2,268
*TETRA Technologies, Inc.	349,565	2,653

		17,143

Materials—6.6%
Minerals Technologies, Inc.	84,525	3,374
PolyOne Corporation	204,225	4,170
*RTI International Metals, Inc.	93,825	2,586
Sensient Technologies Corporation	76,305	2,713
Silgan Holdings, Inc.	65,245	2,714

		15,557

Utilities—6.5%
ALLETE, Inc.	66,600	2,729
Chesapeake Utilities Corporation	42,080	1,910
Cleco Corporation	68,180	2,728
PNM Resources, Inc.	115,590	2,371
Southwest Gas Corporation	64,295	2,727
WGL Holdings, Inc.	73,145	2,867

		15,332

Health Care—4.9%
CONMED Corporation	83,620	2,337
*Greatbatch, Inc.	96,445	2,241
*HealthSouth Corporation	97,210	2,052
*Magellan Health Services, Inc.	39,235	1,923
*Mednax, Inc.	37,113	2,951

		11,504

See accompanying Notes to Portfolio of Investments.

72 Annual Report	December 31, 2012

Small Cap Value Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—2.1%
J&J Snack Foods Corporation	40,727	$2,604
Spartan Stores, Inc.	157,019	2,412

		5,016

Telecommunication Services—0.7%
*tw telecom, Inc.	64,475	1,642

Total Common Stocks—99.4% (cost $204,594)		233,731

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $4,519, collateralized by U.S. Treasury Note, 2.125%, due 12/31/2015	$4,519	4,519

Total Repurchase Agreement—1.9% (cost $4,519)		4,519

Total Investments—101.3% (cost $209,113)		238,250
Liabilities, plus cash and other assets—(1.3)%		(2,982)

Net assets—100.0%		$235,268

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 73

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Mid Cap Value Fund (Class N shares) posted a 13.54% increase for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell Midcap® Value Index, returned 18.51%.

Improving U.S. economic data points, especially housing-related, and global central bank actions were the primary drivers of equity market returns in 2012. Despite a brief correction mid-year due to elevated fears regarding Euro zone financial stability, emerging market growth and a pause in the U.S. economic recovery, most small and mid cap indices finished the year near all-time highs. Propelling the market higher in the back half of the year was European Central Bank messaging and actions which restored confidence in Spanish and Italian borrowing capacity and the overall sustainability of the currency bloc. In the U.S., the Federal Reserve announced new quantitative easing programs aimed to maintain low government and consumer borrowing rates. Finally, investors cheered further improvements in the housing industry. Rebounding home prices and homebuilding activity positively impacts housing-related employment and overall consumer confidence. Thus, the market digested the possibility of a more sustainable domestic economic recovery.

The William Blair Mid Cap Value Fund’s 2012 underperformance is attributable to style headwinds and negative stock selection. Quality was out of favor for the year, which negatively impacted relative performance due to our strategy’s high quality bias. In terms of stock selection, SM Energy Co., Hill-Rom Holdings Inc., and Atmel Corp. detracted from relative performance. Partially offsetting this was outperformance by Discover Financial Services, Wyndham Worldwide Corp. and Snap-On Inc.

Despite progress on certain fronts in the U.S. and abroad during 2012, there remain several uncertainties the market will grapple with in 2013. In the U.S., the late 2012 “fiscal cliff” negotiations produced some clarity on tax policy, but government spending policy remains in flux. These discussions will take center stage in the coming months along with a new debt-ceiling debate. On the other hand, the improving housing market and overall economy in the U.S. provides some ballast to these downside risks. Outside the U.S., European Central Bank activities have suppressed fears of draconian scenarios but financial stability, government budget and economic risks continue to exist in the region. And while the Chinese economy has improved, investors will keep a close eye on this important global economic engine.

Equity valuations expanded in 2012, but they begin the year near long-term averages and thus should be neither a tailwind nor headwind to equity returns. Profit margins are elevated and therefore we believe a premium should be placed on companies with above-average revenue growth opportunities, such as the companies in which we seek to invest. Corporate balance sheets remain strong and should provide companies the ability to invest or increase merger and acquisition activities, both of which would be a tailwind for the stock market.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building a fund with these types of companies should produce solid investment results over the long term.

74 Annual Report	December 31, 2012

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	Since Inception(a)
Class N	13.54%	7.93%
Class I	13.77	8.17
Russell Midcap® Value	18.51	8.81
(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 75

Mid Cap Value Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—29.8%
Alexandria Real Estate Equities, Inc.	725	$50
Allied World Assurance Co. Holdings, Ltd.†	535	42
American Campus Communities, Inc.	905	42
Ameriprise Financial, Inc.	1,465	92
Comerica, Inc.	1,410	43
Digital Realty Trust, Inc.	565	38
Discover Financial Services	1,670	64
East West Bancorp, Inc.	1,890	41
Essex Property Trust, Inc.	245	36
Fifth Third Bancorp	3,310	50
First Horizon National Corporation	4,315	43
*Forest City Enterprises, Inc.	2,745	44
*Genworth Financial, Inc.	3,735	28
Host Hotels & Resorts, Inc.	3,095	49
Marsh & McLennan Cos., Inc.	1,825	63
People’s United Financial, Inc.	3,280	40
Realty Income Corporation	1,075	43
SL Green Realty Corporation	745	57
SunTrust Banks, Inc.	2,270	64
Taubman Centers, Inc.	500	39
The Hanover Insurance Group, Inc.	1,195	46
The Hartford Financial Services Group, Inc.	2,925	66
Validus Holdings, Ltd.†	1,695	59
Ventas, Inc.	1,020	66
Zions Bancorporation	1,260	27

		1,232

Industrials—13.4%
Dover Corporation	810	53
Eaton Corporation plc†	1,200	65
Hubbell, Inc.	550	47
Joy Global, Inc.	895	57
*Old Dominion Freight Line, Inc.	1,160	40
Pall Corporation	870	52
Parker Hannifin Corporation	650	55
Pentair, Ltd.†	955	47
Rockwell Automation, Inc.	580	49
Rockwell Collins, Inc.	775	45
Snap-On, Inc.	565	45

		555

Information Technology—10.2%
*Atmel Corporation	5,140	34
Genpact, Ltd.†	2,595	40
*Ingram Micro, Inc.	2,790	47
*Juniper Networks, Inc.	2,500	49
Linear Technology Corporation	1,325	45
*ON Semiconductor Corporation	4,635	33
*Parametric Technology Corporation	2,030	46
TE Connectivity, Ltd.†	1,890	70
Xerox Corporation	8,640	59

		423

Utilities—9.7%
American Water Works Co., Inc.	1,485	55
Cleco Corporation	920	37
DTE Energy Co.	900	54
Northeast Utilities	1,510	59
NV Energy, Inc.	2,815	51

† = U.S. listed foreign security

* Non-income producing securities

Issuer	Shares	Value

Common Stocks—(continued)
Utilities—(continued)
Pinnacle West Capital Corporation	935	$48
Wisconsin Energy Corporation	1,055	39
Xcel Energy, Inc.	2,170	58

		401

Energy—8.9%
Noble Energy, Inc.	415	42
Pioneer Natural Resources Co.	630	67
*Rowan Cos. plc†	1,575	49
SM Energy Co.	995	52
*Superior Energy Services, Inc.	1,745	36
Valero Energy Corporation	2,095	72
*Whiting Petroleum Corporation	1,160	50

		368

Consumer Discretionary—8.9%
Autoliv, Inc.	525	35
*Bed Bath & Beyond, Inc.	670	38
Coach, Inc.	920	51
DISH Network Corporation	1,610	59
H&R Block, Inc.	2,415	45
Kohl’s Corporation	960	41
Newell Rubbermaid, Inc.	2,605	58
VF Corporation	265	40

		367

Health Care—7.0%
*CareFusion Corporation	1,880	54
CIGNA Corporation	1,365	73
*Laboratory Corporation of America Holdings	515	44
*Mettler-Toledo International, Inc.	310	60
Zimmer Holdings, Inc.	865	58

		289

Consumer Staples—5.5%
ConAgra Foods, Inc.	2,385	70
HJ Heinz Co.	715	41
Ingredion, Inc.	1,015	66
The Kroger Co.	1,965	51

		228

Materials—5.2%
Airgas, Inc.	640	59
Carpenter Technology Corporation	855	44
FMC Corporation	1,150	67
Steel Dynamics, Inc.	3,350	46

		216

Telecommunication Services—0.7%
*tw telecom, Inc.	1,110	28

Total Common Stocks—99.3% (cost $3,632)		4,107

Total Investments—99.3% (cost $3,632)		4,107
Cash and other assets, less liabilities—0.7%		30

Net assets—100.0%		$4,137

See accompanying Notes to Portfolio of Investments.

76 Annual Report	December 31, 2012

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

SMALL-MID CAP VALUE FUND

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Small-Mid Cap Value Fund (Class N shares) posted an 11.95% increase for the twelve month period ended December 31, 2012. By comparison, the Fund’s benchmark, the Russell 2500® Value Index, returned 19.21%.

Improving U.S. economic data points, especially housing-related, and global central bank actions were the primary drivers of equity market returns in 2012. Despite a brief correction mid-year due to elevated fears regarding Euro zone financial stability, emerging market growth and a pause in the U.S. economic recovery, most small and mid cap indices finished the year near all-time highs. Propelling the market higher in the back half of the year was European Central Bank messaging and actions, which restored confidence in Spanish and Italian borrowing capacity and the overall sustainability of the currency bloc. In the U.S., the Federal Reserve announced new quantitative easing programs aimed to maintain low government and consumer borrowing rates. Finally, investors cheered further improvements in the housing industry. Rebounding home prices and homebuilding activity positively impacts housing-related employment and overall consumer confidence. Thus, the market digested the possibility of a more sustainable domestic economic recovery.

The William Blair Small-Mid Value Fund’s 2012 underperformance is attributable to style and industry headwinds and negative stock selection. Quality was out of favor for the year, which negatively impacted relative performance due to our strategy’s high quality bias. Another notable trend was the sustained outperformance of homebuilding stocks along with other stocks tied to the housing resurgence. While we had some exposure, we exited our one homebuilder position early in the year due to what was already an elevated valuation. Even though we’ve seen encouraging data points in 2012 that suggest signs of a housing recovery, the multiples being applied to the homebuilding stocks implied housing growth at levels which to us seemed unrealistically optimistic. Our underweight to what we consider to be an overvalued segment of the market also detracted from relative returns. Looking at stock selection, Key Energy Services Inc. and Adtran Inc. detracted from relative performance, both of which are stocks we continue to own, while partially offsetting the underperformance were investments in PolyOne Corp., Pinnacle Entertainment Inc., and Monolithic Power Systems Inc.

Despite progress on certain fronts in the U.S. and abroad during 2012, there remain several uncertainties the market will grapple with in 2013. In the U.S., the late 2012 “fiscal cliff” negotiations produced some clarity on tax policy, but government spending policy remains in flux. These discussions will take center stage in the coming months along with a new debt-ceiling debate. On the other hand, the improving housing market and overall economy in the US provides some ballast to these downside risks. Outside the U.S., European Central Bank activities have suppressed fears of draconian scenarios but financial stability, government budget and economic risks continue to exist in the region. And while the Chinese economy has improved, investors will keep a close eye on this important global economic engine.

Equity valuations expanded in 2012, but they begin the year near long-term averages and thus should be neither a tailwind nor headwind to equity returns. Profit margins are elevated and therefore we believe a premium should be placed on companies with above-average revenue growth opportunities, such as the companies in which we seek to invest. Corporate balance sheets remain strong and should provide companies the ability to invest or increase merger and acquisition activities, both of which would be a tailwind for the stock market.

December 31, 2012	William Blair Funds 77

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. We believe building a fund with these types of companies should produce solid investment results over the long term.

78 Annual Report	December 31, 2012

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	Since Inception(a)
Class N	11.95%	16.18%
Class I	12.22	16.44
Russell 2500® Value	19.21	23.03
(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500® Value Index consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 79

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—27.3%
Alexandria Real Estate Equities, Inc.	317	$22
Allied World Assurance Co. Holdings, Ltd.†	220	17
Alterra Capital Holdings, Ltd.†	685	19
American Assets Trust, Inc.	410	11
Bank of the Ozarks, Inc.	590	20
Comerica, Inc.	805	24
East West Bancorp, Inc.	740	16
EastGroup Properties, Inc.	325	18
Education Realty Trust, Inc.	1,605	17
Essex Property Trust, Inc.	100	15
First Horizon National Corporation	2,460	24
*Forest City Enterprises, Inc.	1,290	21
*Genworth Financial, Inc.	2,510	19
Highwoods Properties, Inc.	465	16
LaSalle Hotel Properties	428	11
Mid-America Apartment Communities, Inc.	235	15
*National Financial Partners Corporation	1,180	20
National Retail Properties, Inc.	540	17
Old National Bancorp	1,370	16
PacWest Bancorp	894	22
Pebblebrook Hotel Trust	728	17
People’s United Financial, Inc.	1,860	22
ProAssurance Corporation	504	21
Prosperity Bancshares, Inc.	505	21
Realty Income Corporation	430	17
SL Green Realty Corporation	350	27
Susquehanna Bancshares, Inc.	1,580	17
Taubman Centers, Inc.	210	17
The Hanover Insurance Group, Inc.	495	19
The Hartford Financial Services Group, Inc.	1,200	27
Validus Holdings, Ltd.†	830	29
Webster Financial Corporation	1,055	22
*Western Alliance Bancorp	1,280	13
Zions Bancorporation	1,065	23

		652

Industrials—17.2%
Actuant Corporation	762	21
Belden, Inc.	790	36
Cubic Corporation	370	18
EMCOR Group, Inc.	870	30
ESCO Technologies, Inc.	760	28
*FTI Consulting, Inc.	405	13
G&K Services, Inc.	635	22
Hubbell, Inc.	205	17
Interface, Inc.	1,170	19
Joy Global, Inc.	395	25
*Moog, Inc.	770	32
*Old Dominion Freight Line, Inc.	665	23
Pall Corporation	450	27
Pentair, Ltd.†	540	26
Quanex Building Products Corporation	865	18
Snap-On, Inc.	245	19
TAL International Group, Inc.	345	13
*Tetra Tech, Inc.	899	24

		411

Consumer Discretionary—13.4%
Autoliv, Inc.	360	24
Core-Mark Holding Co., Inc.	320	15

Common Stocks—(continued)
Consumer Discretionary—(continued)
H&R Block, Inc.	1,365	$25
*Krispy Kreme Doughnuts, Inc.	2,875	27
*Life Time Fitness, Inc.	510	25
Meredith Corporation	565	19
Newell Rubbermaid, Inc.	1,240	28
Pier 1 Imports, Inc.	1,290	26
*Pinnacle Entertainment, Inc.	1,760	28
Regis Corporation	1,230	21
*The Children’s Place Retail Stores, Inc.	350	16
The Men’s Wearhouse, Inc.	880	27
The PEP Boys-Manny, Moe & Jack	1,485	15
*WMS Industries, Inc.	1,350	24

		320

Information Technology—9.9%
ADTRAN, Inc.	1,093	21
*Atmel Corporation	2,245	15
*Cadence Design Systems, Inc.	1,350	18
*Digital River, Inc.	770	11
Earthlink, Inc.	3,655	24
Genpact, Ltd.†	1,460	23
*Ingram Micro, Inc. Class “A”	1,175	20
*Integrated Device Technology, Inc.	4,420	32
j2 Global Communications, Inc.	560	17
Monolithic Power Systems, Inc.	693	16
*ON Semiconductor Corporation	2,610	18
*Parametric Technology Corporation	995	22

		237

Utilities—8.0%
ALLETE, Inc.	515	21
American Water Works Co., Inc.	815	30
Cleco Corporation	530	21
NV Energy, Inc.	1,490	27
Pinnacle West Capital Corporation	495	25
PNM Resources, Inc.	880	18
Southwest Gas Corporation	555	24
WGL Holdings, Inc.	635	25

		191

Materials—7.3%
Airgas, Inc.	245	22
Carpenter Technology Corporation	265	14
FMC Corporation	400	23
Minerals Technologies, Inc.	520	21
PolyOne Corporation	1,190	24
*RTI International Metals, Inc.	685	19
Sensient Technologies Corporation	415	15
Silgan Holdings, Inc.	475	20
Steel Dynamics, Inc.	1,225	17

		175

Energy—7.0%
*Bonanza Creek Energy, Inc.	460	13
Gulfmark Offshore, Inc.	525	18
*Gulfport Energy Corporation	370	14
*Helix Energy Solutions Group, Inc.	915	19
*Key Energy Services, Inc.	2,085	14
*Magnum Hunter Resources Corporation	3,206	13
*Rowan Cos. plc†	700	22

See accompanying Notes to Portfolio of Investments.

80 Annual Report	December 31, 2012

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)
Energy—(continued)
SM Energy Co.	350	$18
*Swift Energy Co.	1,140	17
*TETRA Technologies, Inc.	2,455	19

		167

Health Care—5.5%
*CareFusion Corporation	830	24
CONMED Corporation	415	12
*Greatbatch, Inc.	530	12
*HealthSouth Corporation	860	18
*Magellan Health Services, Inc.	290	14
*Mednax, Inc.	360	29
*Mettler-Toledo International, Inc.	125	24

		133

Consumer Staples—2.8%
Ingredion, Inc.	530	34
J&J Snack Foods Corporation	255	16
Spartan Stores, Inc.	1,135	18

		68

Telecommunication Services—0.7%
*tw telecom, Inc.	640	16

Total Common Stocks—99.1% (cost $2,126)		2,370

† = U.S. listed foreign security

* Non-income producing securities

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.110% dated 12/31/12, due 1/2/13, repurchase price $37, collateralized by FHLMC, 2.000% due 1/30/2023	$37	$37

Total Repurchase Agreement—1.5% (cost $37)		37

Total Investments—100.6% (cost $2,163)		2,407
Liabilities, plus cash and other assets—(0.6)%		(15)

Net assets—100.0%		$2,392

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 81

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Bond Fund posted an 8.33% increase (Class N shares) for the year ended December 31, 2012. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index, increased by 4.21%.

Several factors contributed to the outperformance of the William Blair Bond Fund versus its benchmark during 2012. Security selection within the Fund had the largest positive impact on performance, with results particularly strong among the Fund’s corporate and mortgage-backed securities. The Fund benefitted from several security selection themes in the corporate sector, including its overweight of U.S. banks and financial services, positioning within investment-grade industrials, and its allocation to high yield corporate bonds. In the mortgage-backed sector, the Fund’s emphasis on higher-coupon pools comprised of low loan balance borrowers continued to add value relative to comparable duration alternatives. Finally, sector positioning contributed to performance, as the Fund eschewed nominal fixed-rate Treasuries in favor of corporate bonds, mortgage-backed securities, and Treasury Inflation-Protected Securities (TIPS).

Some factors detracted from the William Blair Bond Fund’s performance on a relative basis during 2012. An underweight allocation to Commercial Mortgage-Backed Securities (CMBS) had a marginal negative impact on relative performance. However, the Fund was overweight to REITs to account for that underweight, and that positioning offset the relative underperformance. The Fund’s cash holdings detracted from performance as bonds posted solid performance. We attempt to minimize the amount of cash in the Fund at any time and to keep the Fund fully invested.

The major sectors of the U.S. fixed income market generated positive total returns during 2012. The primary drivers of returns have been income and narrowing risk spreads as investors’ demand for incremental yield has been insatiable. The 10-year Treasury note yielded 1.76% at year-end.

We believe that the threat of any rapid rise in interest rates is subdued. The Federal Open Market Committee’s (FOMC’s) stance towards monetary policy has become increasingly accommodative due to concerns over the pace of economic growth, job growth, and inflation. The FOMC announced several unconventional easing policies this year, and the FOMC remains committed to maintaining rates at low levels until the unemployment rate declines below 6.5%.

We expect economic growth to be low in the short-to-intermediate term (two to three years), with continued high levels of unemployment and a depressed real estate market constraining growth. However, we do not believe that the economy is at imminent risk of a “double-dip” recession.

Corporate bond issuance was robust in 2012. Corporations sought to secure longer-term financing at low all-in yields. Net issuance ended the year slightly lower than the record levels experienced in 2009. We expect that issuance will decline modestly from this pace in 2013.

We believe that spread sectors are poised to lead the market. Risk premiums across all spread sectors remain elevated versus long-term averages but not approaching the historically cheap levels experienced in prior years. These valuations, coupled with the strength of corporate balance sheets, make us bullish on spread product relative to Treasuries.

82 Annual Report	December 31, 2012

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 year	3 year	5 year	Since Inception(a)
Class N	8.33%	7.87%	7.23%	6.97%
Class I	8.54	8.02	7.39	7.14
Barclays Capital U.S. Aggregate Index	4.21	6.19	5.95	6.11
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2012	William Blair Funds 83

Bond Fund

Portfolio of Investments, December 31, 2012 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—40.3%
U.S. Treasury Inflation Indexed Notes/Bonds—7.5%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$5,913	$6,872
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	9,287	15,393

Total U.S. Treasury Inflation Indexed Notes/Bonds		22,265

U.S. Treasury—1.1%
U.S. Treasury Bond, 3.125%, due 2/15/42	525	549
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	2,900	2,641

Total U.S. Treasury Obligations		3,190

Government National Mortgage Association (GNMA)—2.3%
#344834, 6.250%, due 7/15/13	2	2
#344902, 6.250%, due 3/15/14	4	4
#623162, 6.500%, due 7/15/18	35	40
#616250, 6.000%, due 2/15/24	10	11
#422470, 7.500%, due 3/15/26	1	1
#509405, 7.500%, due 8/15/29	1	1
GNR 2004-2 M5, 4.891%, due 7/16/34	125	130
GNR 2006-67 GB, 4.775%, due 9/16/34, VRN	517	526
#699118, 6.000%, due 9/15/38	5,488	6,171

Total GNMA Mortgage Obligations		6,886

Federal Home Loan Mortgage Corp. (FHLMC)—6.3%
#J16051, 4.500%, due 7/1/26	1,198	1,306
#G01728, 7.500%, due 7/1/32	252	309
#C01385, 6.500%, due 8/1/32	245	283
#A13303, 5.000%, due 9/1/33	474	534
#C01623, 5.500%, due 9/1/33	339	369
#A15039, 5.500%, due 10/1/33	6	7
#G01843, 6.000%, due 6/1/35	65	72
#G02141, 6.000%, due 3/1/36	1,372	1,522
#A62179, 6.000%, due 6/1/37	685	759
#A63539, 6.000%, due 7/1/37	888	986
#A62858, 6.500%, due 7/1/37	473	532
#G03170, 6.500%, due 8/1/37	1,138	1,281
#A66843, 6.500%, due 10/1/37	1,680	1,907
#A78138, 5.500%, due 6/1/38	1,001	1,129
#G04544, 6.000%, due 8/1/38	2,893	3,179
#A81799, 6.500%, due 9/1/38	1,960	2,225
#A86143, 5.000%, due 5/1/39	120	133
#C03665, 9.000%, due 4/1/41	1,583	1,966

Total FHLMC Mortgage Obligations		18,499

Federal National Mortgage Association (FNMA)—23.1%
#576553, 8.000%, due 2/1/16	8	9
#580793, 6.000%, due 4/1/16	2	2
#624506, 6.000%, due 1/1/17	2	2
#679247, 7.000%, due 8/1/17	8	8
#689612, 5.000%, due 5/1/18	224	241
#695910, 5.000%, due 5/1/18	455	489
#697593, 5.000%, due 5/1/18	408	439

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—40.3%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#770395, 5.000%, due 4/1/19	$8	$9
#900725, 6.000%, due 8/1/21	109	121
#893325, 7.000%, due 9/1/21	9	9
#AA2924, 4.500%, due 4/1/24	791	872
#255956, 5.500%, due 10/1/25	52	57
#AB2256, 3.500%, due 2/1/26	1,179	1,283
#890329, 4.000%, due 4/1/26	465	510
#AI9811, 4.500%, due 8/1/26	505	556
#AH9564, 3.500%, due 9/1/26	1,031	1,121
#AJ8149, 3.500%, due 12/1/26	1,299	1,413
#AJ9402, 4.000%, due 12/1/26	2,200	2,422
#AB4818, 4.000%, due 4/1/27	1,211	1,334
#AP0446, 3.500%, due 7/1/27	3,377	3,674
#AL2590, 4.000%, due 7/1/27	2,344	2,581
#252925, 7.500%, due 12/1/29	3	3
#535977, 6.500%, due 4/1/31	22	26
#253907, 7.000%, due 7/1/31	3	4
#587849, 6.500%, due 11/1/31	32	37
#545437, 7.000%, due 2/1/32	122	143
#545759, 6.500%, due 7/1/32	1,282	1,460
#678007, 6.000%, due 9/1/32	24	27
#254548, 5.500%, due 12/1/32	56	62
#684601, 6.000%, due 3/1/33	1,213	1,361
#703391, 5.000%, due 5/1/33	198	214
#708993, 5.000%, due 6/1/33	74	83
#190340, 5.000%, due 9/1/33	170	186
#254868, 5.000%, due 9/1/33	18	20
#727056, 5.000%, due 9/1/33	911	1,032
#739243, 6.000%, due 9/1/33	1,506	1,720
#739331, 6.000%, due 9/1/33	718	820
#555800, 5.500%, due 10/1/33	189	208
#555946, 5.500%, due 11/1/33	645	739
#756153, 5.500%, due 11/1/33	1,521	1,729
#725017, 5.500%, due 12/1/33	75	86
#725205, 5.000%, due 3/1/34	2,231	2,426
#725232, 5.000%, due 3/1/34	2,397	2,612
#725238, 5.000%, due 3/1/34	844	920
#763798, 5.500%, due 3/1/34	244	276
#776964, 5.000%, due 4/1/34	619	698
#725611, 5.500%, due 6/1/34	308	338
#783786, 5.500%, due 7/1/34	241	277
#786546, 6.000%, due 7/1/34	656	736
#787816, 6.000%, due 7/1/34	730	833
#190353, 5.000%, due 8/1/34	253	275
#794474, 6.000%, due 10/1/34	127	142
#745092, 6.500%, due 7/1/35	920	1,047
#357944, 6.000%, due 9/1/35	79	89
#829306, 6.000%, due 9/1/35	959	1,075
#836140, 5.500%, due 10/1/35	109	118
#843487, 6.000%, due 10/1/35	206	235
#849191, 6.000%, due 1/1/36	421	472
#848782, 6.500%, due 1/1/36	559	632
#745349, 6.500%, due 2/1/36	834	943
#888305, 7.000%, due 3/1/36	22	26
#895637, 6.500%, due 5/1/36	320	361
#831540, 6.000%, due 6/1/36	114	128
#745802, 6.000%, due 7/1/36	434	496

See accompanying Notes to Portfolio of Investments.

84 Annual Report	December 31, 2012

Bond Fund

Portfolio of Investments, December 31, 2012 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—40.3%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#886220, 6.000%, due 7/1/36		$957	$1,093
#893318, 6.500%, due 8/1/36		135	152
#902974, 6.000%, due 12/1/36		921	1,029
#909480, 6.000%, due 2/1/37		919	1,030
#938440, 6.000%, due 7/1/37		430	480
#928561, 6.000%, due 8/1/37		538	614
#948689, 6.000%, due 8/1/37		863	964
#946646, 6.000%, due 9/1/37		277	310
#888967, 6.000%, due 12/1/37		1,770	2,022
#889385, 6.000%, due 2/1/38		525	589
#962058, 6.500%, due 3/1/38		3,647	4,132
#934006, 6.500%, due 9/1/38		1,189	1,347
#986856, 6.500%, due 9/1/38		906	1,018
#991911, 7.000%, due 11/1/38		664	756
#AA8443, 5.000%, due 6/1/39		484	548
#931492, 6.000%, due 7/1/39		329	376
#AA6898, 6.000%, due 7/1/39		1,710	1,952
#932279, 5.000%, due 12/1/39		213	236
#AE0082, 5.000%, due 5/1/40		1,213	1,347
#AL0913, 6.000%, due 7/1/41		2,371	2,642
#AK2733, 5.000%, due 2/1/42		3,286	3,721

Total FNMA Mortgage Obligations			68,625

Non-Agency Mortgage-Backed Obligations—0.2%
*First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D	199	166
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 2.587%, 8/25/34, VRN	Aaa	382	382

Total Non-Agency Mortgage-Backed Obligations			548

Asset-Backed Securities—3.0%
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,140	1,146
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	600	653
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	100	108
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,935	2,084
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA-	2,800	2,843
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa2	1,979	1,978

Total Asset-Backed Securities			8,812

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—55.0%
Petrobras International Finance Co., 6.125%, due 10/6/16	A3	$1,400	$1,582
Ally Financial, Inc., 5.500%, due 2/15/17	BB-	1,788	1,913
American International Group, Inc., 3.800%, due 3/22/17	A-	2,375	2,571
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	2,000	2,093
ERP Operating L.P., 5.750%, due 6/15/17	BBB+	2,075	2,448
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	1,600	1,869
General Motors Financial Co., Inc.—144A, 4.750%, due 8/15/17	BB	1,000	1,051
American Express Co., 6.150%, due 8/28/17	A+	2,050	2,470
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,900	2,320
Exelon Generation Co. LLC, 6.200%, due 10/1/17	Baa1	1,160	1,370
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,326
Triumph Group, Inc., 8.000%, due 11/15/17	B+	1,550	1,674
American Tower Corporation, 4.500%, due 1/15/18	Baa3	1,200	1,315
Morgan Stanley, 6.625%, due 4/1/18	A	2,575	3,035
Simon Property Group L.P., 6.125%, due 5/30/18	A-	2,500	3,045
Petrohawk Energy Corporation, 7.250%, due 8/15/18	A	1,050	1,185
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,100	1,347
CSX Corporation, 7.375%, due 2/1/19	BBB	870	1,106
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A+	1,300	1,658
Citigroup, Inc., 8.500%, due 5/22/19	A	2,050	2,757
Discovery Communications LLC, 5.625%, due 8/15/19	BBB	550	657
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,211
Continental Rubber Of America Corp.—144A, 4.500%, due 9/15/19	BB-	250	256
Republic Services, Inc., 5.500%, due 9/15/19	BBB	1,725	2,043
SBA Communications Corp.—144A, 5.625%, due 10/1/19	B2	1,250	1,313
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,878
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-	1,550	1,713

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 85

Bond Fund

Portfolio of Investments, December 31, 2012 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	$500	$594
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Baa3	3,050	3,908
Jarden Corporation, 7.500%, due 1/15/20	B	1,550	1,701
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,675	1,904
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A	2,575	3,060
Hologic, Inc.—144A, 6.250%, due 8/1/20	BB	1,100	1,185
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	2,050	2,239
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB+	2,075	2,309
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B+	1,500	1,646
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A	1,500	1,784
Progress Energy, Inc., 4.400%, due 1/15/21	BBB	1,675	1,867
Standard Pacific Corporation, 8.375%, due 1/15/21	B	1,750	2,030
Petrobras International Finance Co., 5.375%, due 1/27/21	A3	1,200	1,351
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-	2,430	2,742
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-	1,000	1,116
Ball Corporation, 5.750%, due 5/15/21	BB+	1,550	1,678
Energizer Holdings, Inc., 4.700%, due 5/19/21	BBB-	2,050	2,197
Discovery Communications LLC, 4.375%, due 6/15/21	BBB	2,000	2,233
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB	2,275	2,491
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	A1	1,900	2,070
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	Baa2	2,500	2,763
SABMiller Holdings, Inc.—144A, 3.750%, due 1/15/22	BBB+	2,000	2,160
SLM Corporation, 7.250%, due 1/25/22	BBB-	2,075	2,288
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	1,000	1,085
Lamar Media Corporation, 5.875%, due 2/1/22	BB-	1,550	1,682
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,675	1,857
BE Aerospace, Inc., 5.250%, due 4/1/22	BB	1,550	1,643
Pinnacle Entertainment, Inc., 7.750%, due 4/1/22	B	1,315	1,400

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Discover Financial Services, 5.200%, due 4/27/22	BBB-	$2,150	$2,448
Kraft Foods Group, Inc.—144A, 3.500%, due 6/6/22	BBB	1,900	2,028
Embraer S.A., 5.150%, due 6/15/22	BBB-	2,500	2,738
Comcast Corporation, 3.125%, due 7/15/22	BBB+	2,000	2,084
America Movil S.A.B. de C.V., 3.125%, due 7/16/22	A2	2,850	2,897
PPG Industries, Inc., 2.700%, due 8/15/22	A-	1,000	990
DR Horton, Inc., 4.375%, due 9/15/22	Ba2	2,350	2,397
Mexichem S.A.B. de C.V.—144A, 4.875%, due 9/19/22	BBB-	1,500	1,616
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2	2,650	2,723
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	B	1,550	1,573
Southern Copper Corporation, 3.500%, due 11/8/22	BBB+	2,500	2,553
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2	1,650	1,686
Camden Property Trust, 2.950%, due 12/15/22	Baa1	2,325	2,267
Owens Corning, Inc., 4.200%, due 12/15/22	BBB-	500	509
Royal Bank of Scotland Group plc, 6.125%, due 12/15/22	BB+	2,325	2,454
CC Holdings GS V LLC—144A, 3.849%, due 4/15/23	Baa3	400	407
The Kroger Co., 8.000%, due 9/15/29	BBB	450	601
Conoco Funding Co., 7.250%, due 10/15/31	A1	450	663
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	1,065	1,228
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A+	525	669
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	834
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB	625	853
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	1,470	1,971
Philip Morris International, Inc., 6.375%, due 5/16/38	A	2,175	2,962
COX Communications, Inc.—144A, 6.950%, due 6/1/38	BBB+	370	486
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	1,019
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,565	1,929
Illinois Tool Works, Inc., 4.875%, due 9/15/41	A+	900	1,055
Union Pacific Corporation, 4.750%, due 9/15/41	A-	1,450	1,626

See accompanying Notes to Portfolio of Investments.

86 Annual Report	December 31, 2012

Bond Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Aristotle Holding, Inc.—144A, 6.125%, due 11/15/41	BBB+	$2,500	$3,189
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	1,775	2,205
Citigroup, Inc., 5.875%, due 1/30/42	A	750	926
Bank of America Corporation, 5.875%, due 2/7/42	A	2,375	2,963
CSX Corporation, 4.750%, due 5/30/42	BBB	1,225	1,319
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB-	2,000	2,320

Total Corporate Obligations			163,377

Total Long-Term Investments—98.5% (cost $270,789)			292,202

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $1,622, collateralized by FHLMC, 3.720%, due 2/27/32	Aaa	$1,622	1,622

Total Repurchase Agreement—0.5% (cost $1,622)			1,622

Total Investments—99.0% (cost $272,411)			293,824

Cash and other assets, less liabilities—1.0%			2,918

Net assets—100.0%			$296,742

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.06% of the net assets at December 31, 2012.

* = Non-income producing security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.06% of the Fund’s net assets at December 31, 2012.

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 87

Christopher T. Vincent

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The William Blair Income Fund posted a 6.00% increase (Class N shares) for the year ended December 31, 2012. By comparison, the Fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, increased by 3.89%.

Several factors contributed to the outperformance of the William Blair Income Fund versus its benchmark during 2012. Security selection within the Fund had the largest positive impact on performance, with results particularly strong among the Fund’s corporate and mortgage-backed securities. The Fund benefited from several security selection themes in the corporate sector, including its overweight of U.S. banks and financial services and positioning within investment-grade industrials. In the mortgage-backed sector, the Fund’s emphasis on higher-coupon pools comprised of low loan balance borrowers continued to add value relative to comparable duration alternatives. Finally, sector positioning contributed to performance, as the Fund eschewed nominal fixed-rate Treasuries in favor of corporate bonds, mortgage-backed securities, and Treasury Inflation—Protected Securities (TIPS).

Some factors detracted from the William Blair Income Fund’s performance on a relative basis during 2012. The Fund was underweight compared to its benchmark in BBB-rated corporate bonds as a result of its limitation of investing no more than 10% of its total assets in BBB-rated debt securities. This positioning detracted as lower-quality bonds outperformed their higher-quality counterparts in 2012. The Fund’s cash holdings also detracted from performance as bonds posted solid performance. We attempt to minimize the amount of cash in the Fund at any time and to keep the Fund fully invested.

The major sectors of the U.S. fixed income market generated positive total returns during 2012. The primary drivers of returns have been income and narrowing risk spreads as investors’ demand for incremental yield has been insatiable. The 10-year Treasury note yielded 1.76% at year-end.

We believe that the threat of any rapid rise in interest rates is subdued. The Federal Open Market Committee’s (FOMC’s) stance towards monetary policy has become increasingly accommodative due to concerns over the pace of economic growth, job growth, and inflation. The FOMC announced several unconventional easing policies this year, and the FOMC remains committed to maintaining interest rates at low levels until the unemployment rate declines below 6.5%.

We expect economic growth to be low in the short-to-intermediate term (2—3 years), with continued high levels of unemployment and a depressed real estate market constraining growth. However, we do not believe that the economy is at imminent risk of a “double-dip” recession.

Corporate bond issuance was robust in 2012. Corporations sought to secure longer-term financing at low all-in yields. Net issuance ended the year slightly lower than the record levels experienced in 2009. We expect that issuance will decline modestly from this pace in 2013.

We believe that spread sectors are poised to lead the market. Risk premiums across all spreads sectors remain elevated versus long-term averages but not approaching the historically cheap levels experienced in prior years. These valuations, coupled with the strength of corporate balance sheets, make us bullish on spread product relative to Treasuries.

88 Annual Report	December 31, 2012

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 year	3 year	5 year	10 year
Class N	6.00%	5.75%	4.85%	3.75%
Class I	6.28	6.02	5.06	3.94
Barclays Capital U.S. Intermediate Government/Credit	3.89	5.19	5.18	4.62

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2012	William Blair Funds 89

Income Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—45.1%
U.S. Treasury Inflation Indexed Notes/Bonds—7.5%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$4,158	$4,833
U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	4,917	5,775

Total U.S. Treasury Inflation Indexed Notes/Bonds		10,608

U.S. Treasury—0.6%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	911

Government National Mortgage Association (GNMA)—0.1%
#780405, 9.500%, due 11/15/17	79	84
#357322, 7.000%, due 9/15/23	57	67

Total GNMA Mortgage Obligations		151

Federal Home Loan Mortgage Corp. (FHLMC)—7.7%
#E72924, 7.000%, due 10/1/13	46	46
#E81703, 7.000%, due 5/1/15	104	106
#E81697, 8.000%, due 5/1/15	317	336
#E81908, 8.500%, due 12/1/15	23	24
#J02184, 8.000%, due 4/1/16	172	180
#G90022, 8.000%, due 9/17/16	94	95
#M30028, 5.500%, due 5/1/17	11	11
#E90398, 7.000%, due 5/1/17	330	354
#E97112, 4.000%, due 5/1/18	161	169
#D95621, 6.500%, due 7/1/22	1,344	1,499
#J16051, 4.500%, due 7/1/26	2,220	2,420
#J19032, 3.500%, due 5/1/27	1,401	1,519
#A45790, 7.500%, due 5/1/35	220	270
#G02141, 6.000%, due 3/1/36	687	762
#A66843, 6.500%, due 10/1/37	760	863
#A81799, 6.500%, due 9/1/38	1,099	1,248
#C03665, 9.000%, due 4/1/41	768	953

Total FHLMC Mortgage Obligations		10,855

Federal National Mortgage Association (FNMA)—29.2%
#725315, 8.000%, due 5/1/13	2	2
#593561, 9.500%, due 8/1/14	32	34
#567027, 7.000%, due 9/1/14	153	155
#567026, 6.500%, due 10/1/14	92	93
#458124, 7.000%, due 12/15/14	26	27
#576554, 8.000%, due 1/1/16	345	369
#576553, 8.000%, due 2/1/16	496	532
#555747, 8.000%, due 5/1/16	35	37
#735569, 8.000%, due 10/1/16	240	257
#725410, 7.500%, due 4/1/17	82	87
#643217, 6.500%, due 6/1/17	126	138
#679247, 7.000%, due 8/1/17	457	505
#695910, 5.000%, due 5/1/18	473	509
#740847, 6.000%, due 10/1/18	270	297
#323501, 6.500%, due 1/1/19	89	99
#751313, 5.000%, due 3/1/19	400	441
#852864, 7.000%, due 7/1/20	1,024	1,135
#458147, 10.000%, due 8/15/20	236	271
#835563, 7.000%, due 10/1/20	391	430
#735574, 8.000%, due 3/1/22	255	295
#679253, 6.000%, due 10/1/22	649	720
FNR G93-19 SH, 11.234%, due 4/25/23, VRN	11	17
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#982878, 4.500%, due 5/1/23		$658	$725
#AC5124, 4.000%, due 11/1/24		628	692
#AD8164, 4.000%, due 8/1/25		797	877
#AE1176, 4.000%, due 8/1/25		743	818
#255956, 5.500%, due 10/1/25		157	172
#AB2256, 3.500%, due 2/1/26		1,179	1,283
#890329, 4.000%, due 4/1/26		2,326	2,548
#AI9811, 4.500%, due 8/1/26		757	834
#AJ2322, 3.500%, due 10/1/26		889	967
#AJ3203, 4.000%, due 10/1/26		1,837	2,022
#AJ8149, 3.500%, due 12/1/26		2,572	2,798
#AJ7724, 4.000%, due 12/1/26		892	982
#AK0498, 3.500%, due 1/1/27		543	591
#256639, 5.000%, due 2/1/27		40	43
#AB4818, 4.000%, due 4/1/27		937	1,032
#AP0446, 3.500%, due 7/1/27		3,377	3,674
#AL2590, 4.000%, due 7/1/27		2,910	3,204
#806458, 8.000%, due 6/1/28		211	258
#880155, 8.500%, due 7/1/29		377	471
#797846, 7.000%, due 3/1/32		595	668
#745519, 8.500%, due 5/1/32		186	233
#654674, 6.500%, due 9/1/32		125	142
#733897, 6.500%, due 12/1/32		266	306
#254693, 5.500%, due 4/1/33		26	28
#555531, 5.500%, due 6/1/33		71	78
#555591, 5.500%, due 7/1/33		43	47
#725231, 5.000%, due 2/1/34		535	583
#725220, 5.000%, due 3/1/34		523	570
#725232, 5.000%, due 3/1/34		517	564
#725238, 5.000%, due 3/1/34		291	317
#776964, 5.000%, due 4/1/34		929	1,047
#725424, 5.500%, due 4/1/34		278	306
#255630, 5.000%, due 3/1/35		31	34
#886220, 6.000%, due 7/1/36		681	778
#928658, 6.500%, due 9/1/37		88	98
#889385, 6.000%, due 2/1/38		1,225	1,374
#962058, 6.500%, due 3/1/38		1,278	1,448
#991911, 7.000%, due 11/1/38		424	483
#AL0913, 6.000%, due 7/1/41		1,694	1,887

Total FNMA Mortgage Obligations			41,432

Non-Agency Mortgage-Backed Obligations—0.7%
*First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D	676	566
*First Plus Home Loan Trust, 1997-4, Tranche M2, 7.830%, 9/11/23§**	D	143	104
*First Plus Home Loan Trust, 1998-3, Tranche M2, 7.920%, 5/10/24§**	Caa1ø	256	247
*Lehman Structured Securities Corp.—144A, 2004-2, Tranche M1, 2.991%, 2/28/33, VRN§	CCC	312	150

Total Non-Agency Mortgage-Backed Obligations			1,067

See accompanying Notes to Portfolio of Investments.

90 Annual Report	December 31, 2012

Income Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—3.0%
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	$750	$754
Centre Point Funding LLC—144A, 2010-1A, Tranche 1,5.430%, 7/20/16	A2	991	1,067
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.959%, 8/15/18, VRN	Aaa	1,000	1,040
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA-	1,350	1,371

Total Asset-Backed Securities			4,232

Corporate Obligations—49.7%
Bank of America Corporation, 7.375%, due 5/15/14	A	715	774
American International Group, Inc., 3.000%, due 3/20/15	A-	1,000	1,041
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	600	625
Royal Bank of Scotland Group plc, 2.550%, due 9/18/15	A	750	768
PepsiCo, Inc., 2.500%, due 5/10/16	Aa3	700	737
Petrobras International Finance Co., 6.125%, due 10/6/16	A3	1,250	1,413
PACCAR Financial Corporation, 1.600%, due 3/15/17	A+	1,000	1,016
BHP Billiton Finance USA, Ltd., 5.400%, due 3/29/17	A+	1,000	1,172
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	500	523
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	1,750	2,044
Kimberly-Clark Corporation, 6.125%, due 8/1/17	A	1,250	1,533
American Express Co., 6.150%, due 8/28/17	A+	1,500	1,807
IBM Corporation, 5.700%, due 9/14/17	AA-	900	1,087
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,000	1,221
Standard Chartered Bank—144A, 6.400%, due 9/26/17	A+	1,000	1,164
Baidu, Inc., 2.250%, due 11/28/17	A	1,250	1,258
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	1,250	1,491
Morgan Stanley, 6.625%, due 4/1/18	A	1,250	1,473
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,725	2,049
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,250	1,515
Simon Property Group L.P., 6.125%, due 5/30/18	A-	1,250	1,523
John Deere Capital Corporation, 5.750%, due 9/10/18	A	1,300	1,585

Corporate Obligations—(continued)
Honeywell International, Inc., 5.000%, due 2/15/19	A	$1,280	$1,522
The Procter & Gamble Co., 4.700%, due 2/15/19	AA-	500	591
Citigroup, Inc., 8.500%, due 5/22/19	A	1,250	1,681
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A3	1,000	1,153
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,350	1,610
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A	1,250	1,485
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	750	819
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A	1,000	1,190
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-	250	282
E.I. du Pont de Nemours & Co., 4.250%, due 4/1/21	A	1,000	1,148
Ford Motor Credit Co. LLC, 5.875%, due 8/2/21	Baa3	750	873
Praxair, Inc., 3.000%, due 9/1/21	A	1,000	1,049
Verizon Communications, Inc., 3.500%, due 11/1/21	A	1,000	1,094
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	A1	1,000	1,090
Gilead Sciences, Inc., 4.400%, due 12/1/21	A-	1,425	1,624
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	Baa2	1,000	1,105
McDonald’s Corporation, 2.625%, due 1/15/22	A	1,250	1,283
SLM Corporation, 7.250%, due 1/25/22	BBB-	1,000	1,103
AT&T, Inc., 3.000%, due 2/15/22	A2	1,500	1,560
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,000	1,108
Potomac Electric Power Co., 3.050%, due 4/1/22	A	1,000	1,045
Discover Financial Services, 5.200%, due 4/27/22	BBB-	750	854
Caterpillar Financial Services Corporation, 2.850%, due 6/1/22	A	1,000	1,023
United Technologies Corporation, 3.100%, due 6/1/22	A	1,500	1,588
Embraer S.A., 5.150%, due 6/15/22	BBB-	1,000	1,095
Odebrecht Finance Ltd.—144A, 5.125%, due 6/26/22	BBB-	1,000	1,085
Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 7/15/22	A	1,000	1,006
America Movil S.A.B. de C.V., 3.125%, due 7/16/22	A2	1,500	1,525
PPG Industries, Inc., 2.700%, due 8/15/22	A-	550	545
Dominion Resources, Inc., 2.750%, due 9/15/22	A-	1,000	1,009

See accompanying Notes to Portfolio of Investments

December 31, 2012	William Blair Funds 91

Income Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Mexichem S.A.B. de C.V.—144A, 4.875%, due 9/19/22	BBB-	$1,000	$1,078
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2	1,000	1,028
Southern Copper Corporation, 3.500%, due 11/8/22	BBB+	200	204
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2	600	613
National Oilwell Varco, Inc., 2.600%, due 12/1/22	A2	1,300	1,318
Camden Property Trust, 2.950%, due 12/15/22	Baa1	600	585
Royal Bank of Scotland Group plc, 6.125%, due 12/15/22	BBB-	800	844
Teva Pharmaceutical Finance Co. BV, 2.950%, due 12/18/22	A-	1,300	1,315
Union Pacific Corporation, 2.950%, due 1/15/23	A-	1,000	1,034
CC Holdings GS V LLC—144A, 3.849%, due 4/15/23	Baa3	500	509

Total Corporate Obligations			70,492

Total Long-Term Investments—98.5% (cost $133,438)			139,748

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $938, collateralized by FNMA, 3.250%, due 12/27/32	Aaa	938	938

Total Repurchase Agreement—0.7% (cost $938)			938

Total Investments—99.2% (cost $134,376)			140,686
Cash and other assets, less liabilities—0.8%			1,091

Net assets—100.0%			$141,777

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.75% of the net assets at December 31, 2012.

* = Non-income producing securities

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.65% of the Fund’s net assets at December 31, 2012.

ø = Moody’s withdrew its rating as of July 29, 2011. The rating shown represents the last issued. The bond is currently not rated by a NRSRO.

See accompanying Notes to Portfolio of Investments.

92 Annual Report	December 31, 2012

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Low Duration Fund posted a 2.80% increase (Class N shares) for the year ended December 31, 2012. By comparison, the Fund’s benchmark, the Bank of America Merrill Lynch 1-Year Treasury Note Index (net), increased by 0.24%.

Several factors contributed to the outperformance of the William Blair Low Duration Fund versus its benchmark during 2012. Security selection within the Fund had the largest positive impact on performance, with results particularly strong among the Fund’s mortgage-backed, asset-backed, and corporate securities. In the mortgage-backed sector, the Fund’s emphasis on higher-coupon pools comprised of low loan balance borrowers continued to add value relative to comparable duration alternatives. The Fund’s asset-backed security positions were also a source of value, as the Fund’s holdings generated incremental income throughout the year. The Fund benefitted from several security selection themes in the corporate sector, including its overweight of U.S. banks and financial services and positioning within investment-grade industrials. Finally, sector positioning contributed to performance, as the Fund eschewed nominal fixed-rate Treasuries in favor of mortgage-backed securities, asset-backed securities, and corporate bonds.

Some factors detracted from the William Blair Low Duration Fund’s performance on a relative basis during 2012. The Fund held some floating-rate instruments in its effort to protect against a rise in interest rate rates. However, floating-rate instruments lagged fixed-rate alternatives during the year, as the interest rate environment was fairly benign. The Fund’s cash holdings detracted from performance as bonds posted solid performance. We attempt to minimize the amount of cash in the Fund at any time and to keep the Fund fully invested.

The major sectors of the U.S. fixed income market generated positive total returns during 2012. The primary drivers of returns have been income and narrowing risk spreads as investors’ demand for incremental yield has been insatiable. The 10-year Treasury note yielded 1.76% at year-end.

We believe that the threat of any rapid rise in interest rates is subdued. The Federal Open Market Committee’s (FOMC’s) stance towards monetary policy has become increasingly accommodative due to concerns over the pace of economic growth, job growth, and inflation. The FOMC announced several unconventional easing policies this year, and the FOMC remains committed to maintaining interest rates at low levels until the unemployment rate declines below 6.5%.

We expect economic growth to be low in the short-to-intermediate term (two to three years), with continued high levels of unemployment and a depressed real estate market constraining growth. However, we do not believe that the economy is at imminent risk of a “double-dip” recession.

Corporate bond issuance was robust in 2012. Corporations sought to secure longer-term financing at low all-in yields. Net issuance ended the year slightly lower than the record levels experienced in 2009. We expect that issuance will decline modestly from this pace in 2013.

We believe that spread sectors are poised to lead the market. Risk premiums across all spread sectors remain elevated versus long-term averages but not approaching the historically cheap levels experienced in prior years. These valuations, coupled with the strength of corporate balance sheets, make us bullish on spread product relative to Treasuries.

December 31, 2012	William Blair Funds 93

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	Since Inception(a)
Class N	2.80%	2.13%	1.87%
Class I	2.96	2.28	2.02
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.24	0.54	0.48
(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

94 Annual Report	December 31, 2012

Low Duration Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—67.4%
U.S. Treasury Inflation Indexed Notes/Bonds—2.9%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$3,728	$4,333
U.S. Treasury Inflation Indexed Note, 1.625%, due 1/15/18	3,478	4,034

Total U.S. Treasury Inflation Indexed Notes/Bonds		8,367

Government National Mortgage Association (GNMA)—1.1%
#002584, 6.000%, due 4/20/13	3	3
#623159, 5.000%, due 11/15/13	26	28
#628400, 6.000%, due 11/15/13	43	44
#002682, 6.500%, due 11/20/13	13	14
#623182, 5.000%, due 12/15/13	36	39
#781010, 6.500%, due 4/15/14	31	32
#002761, 6.000%, due 5/20/14	21	23
#002787, 5.500%, due 7/20/14	3	3
#781275, 6.000%, due 10/15/14	77	80
GNR 2011-24 VA, 3.500%, due 2/20/16	1,242	1,305
#561031, 5.500%, due 9/15/16	196	212
#003180, 6.000%, due 1/20/17	30	33
#781567, 5.000%, due 2/15/18	72	77
#606406, 5.000%, due 4/15/18	99	109
#003438, 4.500%, due 9/20/18	179	196
#003465, 4.500%, due 11/20/18	60	65
#004430, 4.500%, due 5/20/24	895	977

Total GNMA Mortgage Obligations		3,240

Federal Home Loan Mortgage Corp. (FHLMC)—16.9%
#B18053, 5.000%, due 3/1/15	34	35
#G11885, 5.000%, due 1/1/16	119	127
#E86134, 5.000%, due 11/1/16	126	135
#G12631, 5.500%, due 4/1/17	259	278
#G13127, 4.500%, due 4/1/18	74	78
#E95355, 5.000%, due 4/1/18	273	294
#G11606, 4.500%, due 5/1/18	29	30
#E96700, 5.000%, due 5/1/18	738	794
#E96962, 4.000%, due 6/1/18	123	133
#E01418, 4.000%, due 7/1/18	28	30
#E01411, 5.000%, due 7/1/18	143	153
#E01424, 4.000%, due 8/1/18	14	15
#E99160, 4.500%, due 9/1/18	139	152
#E99582, 5.000%, due 9/1/18	34	37
#E99659, 4.500%, due 10/1/18	192	209
#E01488, 5.000%, due 10/1/18	312	334
#E99895, 5.000%, due 10/1/18	637	685
#B11386, 5.000%, due 12/1/18	135	145
#B11362, 5.500%, due 12/1/18	20	22
#G13367, 5.500%, due 12/1/18	478	515
#E01545, 5.000%, due 1/1/19	169	181
#B12826, 4.500%, due 3/1/19	818	880
#G11766, 5.000%, due 3/1/19	119	128
#B13051, 4.500%, due 4/1/19	101	110
#B13143, 4.500%, due 4/1/19	495	539
#B14961, 4.500%, due 6/1/19	100	109
#B15141, 4.500%, due 6/1/19	107	114
#G11596, 5.500%, due 8/1/19	165	179
#G11605, 5.500%, due 9/1/19	79	86
#B17142, 4.500%, due 11/1/19	1,247	1,355
#B17161, 4.500%, due 11/1/19	36	39

U.S. Government and U.S. Government Agency—67.4%—(continued)
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G18045, 5.000%, due 3/1/20	$133	$144
#B19078, 5.000%, due 4/1/20	97	105
#G18048, 5.000%, due 4/1/20	92	99
#G11697, 5.500%, due 4/1/20	1,308	1,423
#J08152, 5.000%, due 5/1/20	105	113
#J02537, 5.000%, due 9/1/20	83	90
#G12394, 5.000%, due 5/1/21	171	184
#G13296, 5.000%, due 5/1/21	459	494
#G12113, 5.500%, due 5/1/21	234	255
#G12286, 5.000%, due 7/1/21	91	98
#G12432, 5.000%, due 12/1/21	77	83
#E02322, 5.500%, due 5/1/22	67	73
#J06484, 5.500%, due 11/1/22	525	571
#J06871, 5.500%, due 1/1/23	214	233
#J08703, 5.500%, due 9/1/23	91	99
#C00351, 8.000%, due 7/1/24	108	129
#G13695, 4.000%, due 9/1/24	1,530	1,661
#G00363, 8.000%, due 6/1/25	146	176
#J12853, 4.000%, due 8/1/25	224	243
#C80329, 8.000%, due 8/1/25	31	38
#J13022, 4.000%, due 9/1/25	2,837	3,080
#J14491, 4.000%, due 2/1/26	7,617	8,357
#G14150, 4.500%, due 4/1/26	3,677	4,009
#E02912, 5.000%, due 6/1/26	1,183	1,278
#J16051, 4.500%, due 7/1/26	4,488	4,893
#J19032, 3.500%, due 5/1/27	1,658	1,798
#G04053, 5.500%, due 3/1/38	3,194	3,581
#G04424, 6.000%, due 6/1/38	247	273
#G04778, 6.000%, due 7/1/38	225	250
#A81372, 6.000%, due 8/1/38	94	103
#G04544, 6.000%, due 8/1/38	1,446	1,589
#G04687, 6.000%, due 9/1/38	331	365
#G04745, 6.000%, due 9/1/38	180	199
#A81799, 6.500%, due 9/1/38	1,031	1,171
#G06017, 5.500%, due 6/1/40	2,785	3,123

Total FHLMC Mortgage Obligations		48,301

Federal National Mortgage Association (FNMA)—46.5%
#679220, 6.000%, due 12/1/14	14	15
#256224, 5.500%, due 4/1/16	22	24
#254181, 5.000%, due 1/1/17	68	74
#256559, 5.500%, due 1/1/17	12	13
#256606, 5.500%, due 2/1/17	16	17
#256646, 5.500%, due 3/1/17	13	14
#545862, 5.000%, due 8/1/17	68	74
#545898, 5.500%, due 9/1/17	369	397
#545899, 5.500%, due 9/1/17	413	445
#254510, 5.000%, due 11/1/17	63	68
#555029, 5.000%, due 11/1/17	50	55
#254545, 5.000%, due 12/1/17	28	30
#254590, 5.000%, due 1/1/18	32	34
#257067, 5.000%, due 1/1/18	72	78
#663692, 5.000%, due 1/1/18	154	167
#674713, 5.000%, due 1/1/18	12	13
#679305, 5.000%, due 1/1/18	56	60
#254591, 5.500%, due 1/1/18	281	303
#678938, 5.500%, due 2/1/18	28	30
#683100, 5.500%, due 2/1/18	366	395
#254684, 5.000%, due 3/1/18	20	21

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 95

Low Duration Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—67.4%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#675717, 5.000%, due 3/1/18	$237	$258
#681361, 5.000%, due 3/1/18	86	94
#656564, 5.000%, due 4/1/18	1,343	1,459
#696677, 5.000%, due 4/1/18	87	95
#702888, 5.000%, due 4/1/18	138	150
#695838, 5.500%, due 4/1/18	84	90
#254721, 5.000%, due 5/1/18	221	240
#697593, 5.000%, due 5/1/18	218	234
#702332, 5.000%, due 5/1/18	47	51
#704049, 5.500%, due 5/1/18	832	895
#735357, 5.500%, due 5/1/18	1,164	1,253
#656573, 5.000%, due 6/1/18	222	245
#709838, 5.000%, due 6/1/18	2,760	3,008
#709848, 5.000%, due 6/1/18	196	216
#728715, 5.000%, due 7/1/18	329	359
#735003, 5.500%, due 7/1/18	1,250	1,346
#711991, 5.000%, due 8/1/18	180	199
#190341, 5.000%, due 9/1/18	51	56
#743183, 5.000%, due 10/1/18	81	89
#555872, 5.000%, due 11/1/18	197	214
#749596, 5.000%, due 11/1/18	288	317
#745237, 5.000%, due 12/1/18	58	63
#753866, 6.000%, due 12/1/18	378	416
#761246, 5.000%, due 1/1/19	406	448
#761267, 4.500%, due 2/1/19	660	727
#255079, 5.000%, due 2/1/19	51	56
#766059, 5.500%, due 2/1/19	284	311
#766276, 5.000%, due 3/1/19	431	471
#742086, 4.500%, due 4/1/19	2,424	2,671
#779363, 5.000%, due 6/1/19	81	89
#785259, 5.000%, due 8/1/19	344	376
#788424, 5.500%, due 9/1/19	83	91
#725953, 5.000%, due 10/1/19	102	112
#735401, 5.500%, due 3/1/20	233	251
#357865, 5.000%, due 7/1/20	241	263
#357978, 5.000%, due 9/1/20	239	263
#745735, 5.000%, due 3/1/21	757	827
#879607, 5.500%, due 4/1/21	121	133
#831497, 6.000%, due 4/1/21	455	501
#880993, 6.000%, due 1/1/22	32	36
#972934, 5.500%, due 2/1/23	375	406
#889342, 5.000%, due 3/1/23	146	159
#982878, 4.500%, due 5/1/23	595	655
#254908, 5.000%, due 9/1/23	68	74
#AE0011, 5.500%, due 9/1/23	200	216
#255165, 4.500%, due 3/1/24	97	106
#934808, 4.500%, due 3/1/24	298	325
#AA4519, 4.500%, due 3/1/24	2,069	2,280
#AA2922, 4.000%, due 4/1/24	1,103	1,215
#AA5028, 4.500%, due 4/1/24	406	447
#190988, 9.000%, due 6/1/24	164	191
#993231, 4.000%, due 7/1/24	1,402	1,544
#AC1520, 4.000%, due 9/1/24	167	183
#AC3674, 4.500%, due 10/1/24	1,865	2,054
#AC5124, 4.000%, due 11/1/24	1,256	1,383
#AC6600, 4.500%, due 11/1/24	90	99
#AC6257, 4.000%, due 12/1/24	1,246	1,372
#AC8857, 4.500%, due 12/1/24	81	88
#AC9560, 5.000%, due 1/1/25	4,072	4,485
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value
Federal National Mortgage Association (FNMA)—(continued)
#932449, 4.000%, due 2/1/25		$498	$548
#932629, 4.000%, due 3/1/25		544	599
#AD0855, 4.000%, due 3/1/25		411	451
#932723, 4.000%, due 4/1/25		600	661
#AD4073, 4.000%, due 5/1/25		206	227
#935995, 4.000%, due 6/1/25		202	222
#AD4677, 4.000%, due 6/1/25		2,059	2,267
#AD8164, 4.000%, due 8/1/25		4,363	4,804
#AE1176, 4.000%, due 8/1/25		835	920
#AB1459, 4.000%, due 9/1/25		413	454
#AD8190, 4.000%, due 9/1/25		1,856	2,033
#AH2671, 4.000%, due 1/1/26		1,559	1,717
#890329, 4.000%, due 4/1/26		3,489	3,822
#AI4856, 4.500%, due 6/1/26		3,325	3,664
#AI9811, 4.500%, due 8/1/26		2,869	3,161
#AH9564, 3.500%, due 9/1/26		4,647	5,056
#AB3497, 4.000%, due 9/1/26		2,045	2,240
#AB3608, 3.500%, due 10/1/26		4,735	5,152
#AI7363, 3.500%, due 10/1/26		1,208	1,314
#AJ2322, 3.500%, due 10/1/26		4,162	4,528
#AB3975, 3.500%, due 12/1/26		1,662	1,808
#AJ8149, 3.500%, due 12/1/26		3,362	3,657
#AJ7724, 4.000%, due 12/1/26		2,676	2,946
#AK0498, 3.500%, due 1/1/27		897	976
#AK2768, 3.500%, due 3/1/27		2,876	3,129
#AK7384, 4.000%, due 3/1/27		3,718	4,094
#AB4818, 4.000%, due 4/1/27		2,810	3,095
#AL2223, 3.000%, due 6/1/27		3,151	3,385
#AP0446, 3.500%, due 7/1/27		7,201	7,835
#AP0462, 3.500%, due 7/1/27		1,138	1,238
#AL2590, 4.000%, due 7/1/27		6,814	7,503
#AQ8404, 3.000%, due 12/1/27		3,112	3,344
#809926, 5.500%, due 2/1/35		237	269
#829306, 6.000%, due 9/1/35		144	162
#928574, 6.000%, due 7/1/37		282	315
#889385, 6.000%, due 2/1/38		1,750	1,963
#975649, 6.000%, due 7/1/38		381	417
#935532, 4.500%, due 8/1/39		108	122
#AC6651, 4.500%, due 12/1/39		136	154
#AL0913, 6.000%, due 7/1/41		4,065	4,529

Total FNMA Mortgage Obligations			133,363

Asset-Backed Securities—10.9%
Mercedes-Benz Auto Receivables Trust, 2009-1, Tranche A3, 1.670%, 1/15/14	AAA	19	19
Honda Auto Receivables Owner Trust, 2010-2, Tranche A3, 1.340%, 3/18/14	Aaa	17	17
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	883	887
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/14	AAA	30	30
Ford Credit Auto Owner Trust, 2010-A, Tranche A3, 1.320%, 6/15/14	AAA	50	50

See accompanying Notes to Portfolio of Investments.

96 Annual Report	December 31, 2012

Low Duration Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—10.9%—(continued)
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa	$236	$236
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.359%, 1/15/15, VRN	AAA	2,300	2,301
CarMax Auto Owner Trust, 2012-1, Tranche A2, 0.590%, 3/16/15	AAA	675	676
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	194	195
Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa	863	864
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA	354	359
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.509%, 9/15/15, VRN	AAA	2,215	2,217
Chase Issuance Trust, 2008-A13, Tranche A13, 1.808%, 9/15/15, VRN	AAA	100	101
Discover Card Master Trust I, 2010-A1, Tranche A1, 0.859%, 9/15/15, VRN	Aaa	447	448
Honda Auto Receivables Owner Trust, 2012-1, Tranche A3, 0.770%, 1/15/16	AAA	1,000	1,005
Ford Credit Floorplan Master Owner Trust, 2011-1, Tranche A2, 0.809%, 2/15/16, VRN	AAA	1,250	1,255
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,350	2,556
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	60	61
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,400	1,514
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,352	1,456
CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA	700	703
Discover Card Master Trust, 2011-A1, Tranche A1, 0.559%, 8/15/16, VRN	Aaa	1,400	1,404
Bank of America Credit Card Trust, 2007-A6, Tranche A6, 0.269%, 9/15/16, VRN	AAA	20	20
Enterprise Fleet Financing LLC—144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA	1,236	1,239
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.759%, 1/15/17, VRN	Aaa	500	503

Asset-Backed Securities—10.9%—(continued)
GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.781%, 2/20/17, VRN	Aaa	$1,250	$1, 256
Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.559%, 4/17/17, VRN	AAA	100	100
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.411%, 5/22/17, VRN	AAA	200	205
Discover Card Master Trust, 2010-A2, Tranche A2, 0.789%, 3/15/18, VRN	AAA	350	355
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.959%, 8/15/18, VRN	Aaa	2,000	2,081
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.289%, 12/16/19, VRN	AAA	215	214
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.469%, 8/16/21, VRN	AAA	475	471
SLM Student Loan Trust, 2008-5, Tranche A4, 2.015%, 7/25/23, VRN	Aaa	4,000	4,222
SLM Student Loan Trust—144A, 2011-A, Tranche A3, 2.709%, 1/15/43, VRN	AAA	2,000	2,085

Total Asset-Backed Securities			31,105

Corporate Obligations—12.9%
JPMorgan Chase & Co., 1.116%, due 1/24/14, VRN	A+	1,100	1,107
Morgan Stanley, 1.916%, due 1/24/14, VRN	A	1,000	1,007
Bank of America Corporation, 1.733%, due 1/30/14, VRN	A	1,000	1,008
Citigroup, Inc., 1.290%, due 4/1/14, VRN	A	1,000	1,001
Morgan Stanley, 6.000%, due 5/13/14	A	1,300	1,377
The Goldman Sachs Group, Inc., 0.843%, due 1/12/15, VRN	A	1,000	986
General Dynamics Corporation, 1.375%, due 1/15/15	A	1,325	1,346
The Goldman Sachs Group, Inc., 5.125%, due 1/15/15	A	1,000	1,074
AT&T, Inc., 0.875%, due 2/13/15	A2	1,000	1,005
Wells Fargo & Co., 1.250%, due 2/13/15	AA-	2,250	2,271
Toyota Motor Credit Corporation, 1.000%, due 2/17/15	AA-	1,000	1,007
The Bank of New York Mellon Corporation, 1.200%, due 2/20/15	Aa3	1,000	1,011
American International Group, Inc., 3.000%, due 3/20/15	A-	1,150	1,197
JPMorgan Chase & Co., 1.875%, due 3/20/15	A+	1,525	1,552
Bank of America Corporation, 4.500%, due 4/1/15	A	2,000	2,132
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A	800	834

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 97

Low Duration Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—12.9%—(continued)
Citigroup, Inc., 4.700%, due 5/29/15	A	$1,300	$1,400
John Deere Capital Corporation, 0.950%, due 6/29/15	A	1,000	1,006
General Electric Capital Corporation, 1.625%, due 7/2/15	AA+	1,650	1,677
Anheuser-Busch InBev Worldwide, Inc., 0.800%, due 7/15/15	A	300	301
Royal Bank of Scotland Group plc, 2.550%, due 9/18/15	A	3,000	3,070
AbbVie, Inc.—144A, 1.200%, due 11/6/15	A	1,250	1,258
Capital One Financial Corporation, 1.000%, due 11/6/15	A-	3,000	2,990
American Express Centurion Bank, 0.875%, due 11/13/15	A+	1,000	999
Volkswagen International Finance N.V.—144A, 1.150%, due 11/20/15	A-	1,500	1,502
AT&T, Inc., 0.800%, due 12/1/15	A2	2,000	2,000
McKesson Corporation, 0.950%, due 12/4/15	A-	1,000	1,001

Total Corporate Obligations			37,119

Total Long-Term Investments—91.2% (cost $259,259)			261,495

Total Investments—91.2% (cost $259,259)			261,495
Cash and other assets, less liabilities—8.8%			25,335

Net assets—100.0%			$286,830

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Portfolio of Investments.

98 Annual Report	December 31, 2012

Christopher T. Vincent

Kathleen M. Lynch

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Ready Reserves Fund posted a 0.01% return (Class N shares) for the year ended December 31, 2012. The Fund’s benchmark, the AAAm Rated Money Market Funds Average, also posted a 0.01% return.

The William Blair Ready Reserves Fund is managed with a focus on liquidity, quality and yield. The Fund manages overnight liquidity and one week liquidity in excess of the SEC’s Rule 2a-7 mandate, which requires 10% and 30% of total assets to be convertible into cash in one and five business days, respectively. We favor overnight repurchase agreements as these instruments are highly liquid and are backed by Treasuries, government agency debentures and government agency mortgage-backed securities. Furthermore, the offered yields on these instruments, although volatile, tend to be more attractive than other longer dated money market eligible securities. The Fund is also invested in individual securities such as Treasuries, government agency discount notes and bonds as well as high-quality corporate bonds and commercial paper. The Fund continues to maintain a relatively short average maturity. As of December 31, 2012, the Fund’s average maturity was 31 days, shorter than the maximum allowable average maturity of 60 days as specified by the SEC’s Rule 2a-7.

The Federal Open Market Committee’s (FOMC’s) position on monetary policy has become increasingly accommodative due to concerns over the pace of economic growth, job growth, and inflation. The FOMC announced several unconventional easing policies this year, and the FOMC remains committed to maintaining interest rates at low levels until the unemployment rate declines below 6.5%. As such, the target Fed Funds rate remains unchanged in the range of 0-0.25%, where it has been since December 2008. Therefore, we expect to continue to navigate through low interest rates as we believe that there is minimal probability that there will be a shift in monetary policy in the near-term. These conditions have a direct impact on yields of money market funds. Due to the extended low interest rate environment, many money market funds continue to waive fees in order to offer a positive return.

Our expectations for limited economic growth in the short to intermediate time frame is supported by our belief that unemployment levels are likely to remain high and the real estate market is likely to remain depressed. That said, we do not believe that the economy is at imminent risk of a “double-dip” recession.

On the regulatory front, money market fund reform continues to be aggressively debated. In August 2012, SEC Chairman Mary Schapiro announced that the SEC would not vote on money market fund reform proposals due to a lack of support from a majority of the SEC commissioners. Chairman Schapiro urged other policymakers, including the Financial Stability Oversight Council (FSOC), to consider addressing money market fund issues. In response to Chairman Schapiro’s failed attempt to implement additional money market fund reform, FSOC, under the authority of The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank), put forth several reform proposals and requested comments from various market participants. Money market fund sponsors and investors have been extremely outspoken against additional reform. Participants are anxious for a resolution but the timing is unclear.

December 31, 2012	William Blair Funds 99

Ready Reserves Fund

Performance Highlights (Unaudited)

The Fund’s 7 day yield on December 31, 2012 was 0.01%.

Average Annual Total Returns—Class N Shares year ended December 31, 2012.

	1 year	3 year	5 year	10 year
Class N	0.01%	0.01%	0.47%	1.55%
AAA Rated Money Market Funds	0.01	0.02	0.49	1.52
30 Day Treasury Bills	0.05	0.08	0.33	1.60

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total Investments.

100 Annual Report	December 31, 2012

Ready Reserves Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost

U.S. Government and U.S. Government Agency—7.6%
Federal Home Loan Mortgage Corp. (FHLMC)—0.9%
Federal Home Loan Mortgage Corporation, 0.750%-4.500%, 1/9/13-6/12/13	$14,041	$14,076

Total Federal Home Loan Mortgage Corp. (FHLMC)		14,076

Federal National Mortgage Association (FNMA)—3.7%
Federal National Mortgage Association, 0.500%-4.000%, 2/12/13-9/17/13	55,790	56,047

Total Federal National Mortgage Association (FNMA)		56,047

U.S. Treasury—3.0%
U.S. Treasury Bill, 0.100%-0.110%, 5/30/13-6/6/13	30,000	29,987
U.S. Treasury Note, 0.625%-3.875%, 1/31/13-5/15/13	15,000	15,088

Total U.S. Treasury		45,075

Corporate Notes—5.9%
Boeing Capital Corporation, 5.800%, 1/15/13	15,613	15,645
Boeing Co. (The), 5.125%, 2/15/13	1,975	1,987
Caterpillar Financial Services Corporation, 2.000%-4.900%, 2/8/13-8/15/13	13,203	13,305
General Electric Capital Corporation, 1.875%-5.450%, 1/15/13-9/16/13	11,949	12,063
International Business Machines Corporation, 1.000%-2.100%, 5/6/13-8/5/13	16,132	16,213
John Deere Capital Corporation, 1.875%-5.100%, 1/15/13-9/9/13	12,410	12,625
Merck & Co., Inc., 4.375%, 2/15/13	2,000	2,010
Oracle Corporation, 4.950%, 4/15/13	300	304
PepsiCo, Inc., 4.650%, 2/15/13	6,940	6,977
Praxair, Inc., 3.950%, 6/1/13	775	787
Wal-Mart Stores, Inc., 4.250%-4.550%, 4/15/13-5/1/13	7,506	7,593

Total Corporate Notes		89,509

Commercial Paper—64.9%
Abbott Laboratories, 0.090%, 1/3/13	11,700	11,700
American Honda Finance Corporation, 0.120%-0.150%, 1/7/13-1/25/13	51,000	50,997
Caterpillar Financial Services Corporation, 0.150%-0.190%, 1/14/13-3/25/13	36,020	36,012
Chariot Funding LLC, 0.140%-0.190%, 1/3/13-2/14/13	55,200	55,195
Chevron Corporation, 0.100%-0.120%, 1/8/13-1/14/13	37,000	36,999
Coca-Cola Co., 0.140%-0.200%, 1/9/13-4/17/13	39,000	38,993

Issuer	Principal Amount	Amortized Cost

Commercial Paper—(continued)
Colgate Palmolive Co., 0.080%-0.090%, 1/3/13-1/4/13	$35,000	$35,000
ConocoPhillips Qatar Funding, Ltd., 0.150%-0.160%, 1/18/13-3/19/13	40,000	39,993
Deere & Co., 0.130%, 1/15/13	8,924	8,923
Dover Corporation, 0.100%-0.120%, 1/3/13-1/7/13	45,000	45,000
General Electric Capital Corporation, 0.030%-0.090%, 1/2/13-2/22/13	34,000	33,999
Illinois Tool Works, Inc., 0.120%, 1/3/13-1/8/13	25,000	24,999
International Business Machines Corporation, 0.070%, 1/2/13-1/7/13	46,000	46,000
John Deere Credit, Ltd., 0.120%-0.150%, 1/9/13-2/19/13	21,950	21,948
Johnson & Johnson, 0.060%, 1/7/13-1/11/13	35,000	35,000
Kimberly-Clark Corporation, 0.080%-0.100%, 1/7/13-1/14/13	55,700	55,699
Merck & Co., Inc., 0.100%-0.130%, 1/9/13-1/17/13	47,000	46,999
PACCAR Financial Corporation, 0.130%-0.170%, 1/2/13-2/8/13	52,000	51,997
PepsiCo, Inc., 0.050%-0.070%, 1/3/13-1/28/13	17,000	16,999
Pfizer, Inc., 0.070%-0.080%, 1/10/13-1/11/13	20,000	20,000
Praxair, Inc., 0.090%-0.110%, 1/3/13-1/10/13	15,000	15,000
Private Export Funding, 0.110%-0.160%, 1/22/13-1/30/13	22,300	22,298
Procter & Gamble Co. (The), 0.100%-0.160%, 1/17/13-3/7/13	50,000	49,990
Roche Holdings, Inc., 0.100%, 1/7/13-1/15/13	40,000	40,000
Toyota Credit de Puerto Rico Corporation, 0.090%-0.200%, 1/2/13-2/22/13	35,000	34,998
Toyota Motor Credit Corporation, 0.110%, 1/2/13	10,000	10,000
Unilever Capital Corporation, 0.160%-0.330%, 1/17/13-2/4/13	15,000	14,997
Wal-Mart Stores, Inc., 0.090%-0.100%, 1/4/13-2/5/13	44,000	43,996
Walt Disney Co. (The), 0.110%-0.150%, 1/18/13-3/28/13	39,000	38,991

Total Commercial Paper		982,722

Repurchase Agreements—21.7%
Bank of America, 0.150% dated 12/31/12, due 1/2/13, repurchase price $65,001, Collateralized by FNMA, 4.000%, due 1/1/42	65,000	65,000
Barclays Capital, 0.200% dated 12/31/12, due 1/2/13, repurchase price $20,000, collateralized by U.S. Treasury Note, 2.125%, due 5/31/15	20,000	20,000

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 101

Ready Reserves Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost

Repurchase Agreements—(continued)
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $179,305, collateralized by FHLB, 5.500%, due 7/15/36, and FHLMC, 3.720%, due 2/27/32, and FNMA, 3.250%-3.300%, due 8/27/32-12/27/32	$179,304	$179,304
Goldman Sachs, 0.250% dated 12/31/12, due 1/2/13, repurchase price $65,001, Collateralized by FNMA, 3.500%-4.000%, due 2/1/18-10/1/40	65,000	65,000

Total Repurchase Agreements		329,304

Total Investments—100.1% (cost $1,516,733)		1,516,733
Liabilities, plus cash and other assets—(0.1)%		(1,403)

Net assets—100.0%		$1,515,330

Portfolio Weighted Average Maturity		31 days

VRN = Variable Rate Note

See accompanying Notes to Portfolio of Investments.

102 Annual Report	December 31, 2012

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$593,406	$22,348	$356,134	$343,064

Investments in securities, at value	$717,156	$28,368	$396,044	$369,788
Receivable for securities sold	3,370	—	5,294	1,039
Receivable for fund shares sold	892	77	373	429
Receivable from Advisor	—	5	—	9
Dividend and interest receivable	183	14	—	115

Total assets	721,601	28,464	401,711	371,380
Liabilities
Payable for investment securities purchased	3,626	—	2,850	—
Payable for fund shares redeemed	1,048	—	1,250	760
Management fee payable	433	19	535	296
Distribution and shareholder administration fees payable	48	1	28	9
Other payables and accrued expenses	201	31	235	80

Total liabilities	5,356	51	4,898	1,145

Net Assets	$716,245	$28,413	$396,813	$370,235

Capital
Composition of Net Assets
Par value of shares of beneficial interest	58	3	16	30
Capital paid in excess of par value	580,540	23,473	356,267	344,328
Accumulated net investment income (loss)	8	—	—	—
Accumulated net realized gain (loss)	11,889	(1,083)	620	(847)
Net unrealized appreciation (depreciation) of investments and foreign currencies . . . . . . . . . . . . . . . . . . . . ..	123,750	6,020	39,910	26,724

Net Assets	716,245	28,413	396,813	370,235

Class N Shares
Net Assets	$248,121	$4,238	$130,382	$40,940
Shares Outstanding	20,593,188	520,825	5,507,405	3,235,187
Net Asset Value Per Share	$12.05	$8.14	$23.68	$12.65
Class I Shares
Net Assets	$468,124	$24,175	$266,431	$329,295
Shares Outstanding	37,199,616	2,896,680	10,806,479	25,500,033
Net Asset Value Per Share	$12.58	$8.35	$24.66	$12.91

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 103

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Investment income
Dividends	$7,344	$271	$2,741	$4,019
Less foreign tax withheld	—	(2)	(10)	—
Interest	11	—	11	9

Total income	7,355	269	2,742	4,028
Expenses
Investment advisory fees	4,727	219	5,538	3,046
Distribution fees	521	10	416	103
Custodian fees	21	32	39	38
Transfer agent fees	162	11	112	38
Sub-transfer agent fees
Class N	282	5	214	61
Class I	319	10	491	137
Professional fees	58	22	54	40
Registration fees	35	32	35	32
Shareholder reporting fees	48	4	276	64
Trustee fees	31	1	32	10
Other expenses	28	5	27	9

Total expenses before waiver and reimbursements	6,232	351	7,234	3,578
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(81)	(508)	(34)

Net expenses	6,232	270	6,726	3,544

Net investment income (loss)	1,123	(1)	(3,984)	484
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	29,181	2,407	71,506	7,689

Total net realized gain (loss)	29,181	2,407	71,506	7,689
Change in net unrealized appreciation (depreciation) of:
Investments	60,237	2,131	18,864	15,618

Change in net unrealized appreciation (depreciation)	60,237	2,131	18,864	15,618

Net increase (decrease) in net assets resulting from operations	$90,541	$4,537	$86,386	$23,791

See accompanying Notes to Financial Statements.

104 Annual Report	December 31, 2012

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all dollar amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Mid Cap Growth Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$1,123	$(886)	$(1)	$21	$(3,984)	$(7,875)	$484	$(573)
Net realized gain (loss) on investments	29,181	27,540	2,407	3,351	71,506	27,224	7,689	13,458
Change in net unrealized appreciation (depreciation) on investments	60,237	(38,002)	2,131	(4,038)	18,864	(110,707)	15,618	(12,060)

Net increase (decrease) in net assets resulting from operations	90,541	(11,348)	4,537	(666)	86,386	(91,358)	23,791	825
Distributions to shareholders from
Net investment income
Class N	(10)	—	—	—	—	—	—	—
Class I	(1,133)	(329)	—	(37)	—	—	(488)	—
Net realized gain
Class N	(7,281)	(5,882)	—	—	(564)	—	(905)	(2,378)
Class I	(12,939)	(10,199)	—	—	(1,107)	—	(7,042)	(8,679)

Total Distributions	(21,363)	(16,410)	—	(37)	(1,671)	—	(8,435)	(11,057)
Capital stock transactions
Net proceeds from sale of shares	178,095	134,130	3,967	4,139	93,413	123,447	273,232	88,823
Shares issued in reinvestment of income dividends and capital gain distributions	19,820	14,916	—	32	1,627	—	8,342	10,898
Less cost of shares redeemed	(117,590)	(130,159)	(5,040)	(10,554)	(337,680)	(368,940)	(72,449)	(44,983)

Net increase (decrease) in net assets resulting from capital share transactions	80,325	18,887	(1,073)	(6,383)	(242,640)	(245,493)	209,125	54,738

Increase (decrease) in net assets	149,503	(8,871)	3,464	(7,086)	(157,925)	(336,851)	224,481	44,506
Net assets
Beginning of year	566,742	575,613	24,949	32,035	554,738	891,589	145,754	101,248

End of year	$716,245	$566,742	$28,413	$24,949	$396,813	$554,738	$370,235	$145,754

Accumulated net investment income (loss) at the end of the year	$8	$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 105

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Global Leaders Fund	International Growth Fund
Assets
Investments in securities, at cost	$348,611	$55,268	$3,005,869
Investment in affiliate, at cost	—	—	22,022

Investments in securities, at value	$387,808	$63,565	$3,641,031
Investment in affiliate, at value	—	—	22,022
Cash	—	—	886
Foreign currency, at value (Cost $—; $—; $3,171)	—	—	3,202
Receivable for securities sold	888	7	5,294
Receivable for fund shares sold	8,495	10,023	16,250
Receivable from Advisor	9	12	—
Dividend and interest receivable	—	42	4,308

Total assets	397,200	73,649	3,692,993
Liabilities
Payable for investment securities purchased	4,813	6,496	8,833
Payable for fund shares redeemed	294	39	6,785
Management fee payable	433	49	3,103
Distribution and shareholder administration fees payable	9	8	268
Other payables and accrued expenses	291	63	1,371

Total liabilities	5,840	6,655	20,360

Net Assets	$391,360	$66,994	$3,672,633

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$27	$7	$161
Capital paid in excess of par value	348,572	72,738	4,173,696
Accumulated net investment income (loss)	—	(7)	(14,690)
Accumulated net realized gain (loss)	3,564	(14,041)	(1,122,026)
Net unrealized appreciation (depreciation) of investments and foreign currencies	39,197	8,297	635,492

Net Assets	$391,360	$66,994	$3,672,633

Class N Shares
Net Assets	$42,015	$5,215	$1,269,736
Shares Outstanding	2,956,963	549,967	56,608,236
Net Asset Value Per Share	$14.21	$9.47	$22.43
Class I Shares
Net Assets	$349,345	$45,757	$2,402,897
Shares Outstanding	24,001,491	4,828,543	104,730,039
Net Asset Value Per Share	$14.55	$9.47	$22.94

See accompanying Notes to Financial Statements.

106 Annual Report	December 31, 2012

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Global Leaders Fund	International Growth Fund
Investment income
Dividends	$5,410	$947	$100,432
Less foreign tax withheld	(5)	(52)	(7,817)
Interest	10	1	387

Total income	5,415	896	93,002
Expenses
Investment advisory fees	3,462	501	35,031
Distribution fees	114	12	3,160
Shareholder administration fees	—	75	—
Custodian fees	43	72	599
Transfer agent fees	52	19	404
Sub-transfer agent fees
Class N	69	3	1,466
Class I	375	15	1,885
Professional fees	35	41	300
Registration fees	47	42	75
Shareholder reporting fees	44	7	448
Trustee fees	14	2	196
Other expenses	14	6	163

Total expenses before waiver	4,269	795	43,727
Expenses reimbursed to (waived or absorbed by) the Advisor	(334)	(157)	—

Net expenses	3,935	638	43,727

Net investment income (loss)	1,480	258	49,275
Realized and unrealized gain (loss)
Net Realized gain (loss) on transactions from:
Investments in securities	11,592	3,726	89,404
Forward foreign currency contracts	—	—	20,690
Foreign currency transactions	—	(22)	(4,674)

Total net realized gain (loss)	11,592	3,704	105,420
Change in net unrealized appreciation (depreciation) of:
Investments	22,741	3,879	578,479
Forward foreign currency contracts	—	—	1,799
Foreign currency translations	—	—	397

Change in net unrealized appreciation (depreciation)	22,741	3,879	580,675

Net increase (decrease) in net assets resulting from operations	$35,813	$7,841	$735,370

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 107

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all dollar amounts in thousands)

	Small-Mid Cap Growth Fund		Global Leaders Fund		International Growth Fund
	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$1,480	$(1,387)	$258	$225	$49,275	$56,294
Net realized gain (loss) on investments, forwards, and foreign currency	11,592	27,339	3,704	4,570	105,420	347,948
Change in net unrealized appreciation (depreciation) on investments, forwards, and foreign currency	22,741	(27,537)	3,879	(6,320)	580,675	(971,769)

Net increase (decrease) in net assets resulting from operations	35,813	(1,585)	7,841	(1,525)	735,370	(567,527)
Distributions to shareholders from
Net investment income
Class N	(61)	—	(15)	(4)	(37,353)	—
Class I	(1,426)	—	(227)	(170)	(74,977)	(6,046)
Net realized gain
Class N	(1,028)	(3,138)	—	—	—	—
Class I	(8,102)	(19,875)	—	—	—	—

Total Distributions	(10,617)	(23,013)	(242)	(174)	(112,330)	(6,046)
Capital stock transactions
Net proceeds from sale of shares	188,047	85,339	32,763	3,738	673,026	756,415
Shares issued in reinvestment of income dividends and capital gain distributions	9,387	20,564	234	166	103,180	5,030
Less cost of shares redeemed	(84,867)	(35,773)	(16,176)	(4,508)	(955,515)	(2,041,149)

Net increase (decrease) in net assets resulting from capital share transactions	112,567	70,130	16,821	(604)	(179,309)	(1,279,704)

Increase (decrease) in net assets	137,763	45,532	24,420	(2,303)	443,731	(1,853,277)
Net assets
Beginning of year	253,597	208,065	42,574	44,877	3,228,902	5,082,179

End of year	$391,360	$253,597	$66,994	$42,574	$3,672,633	$3,228,902

Accumulated net investment income (loss) at the end of the year	$—	$—	$(7)	$(3)	$(14,690)	$27,949

See accompanying Notes to Financial Statements.

108 Annual Report	December 31, 2012

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	International Equity Fund	International Leaders Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$57,147	$9,420	$611,156

Investments in securities, at value	$69,596	$10,132	$716,924
Foreign currency, at value (Cost $63 ; $8 ;$2,085)	63	8	2,086
Receivable for securities sold	843	1	4,361
Receivable for fund shares sold	1	305	774
Receivable from Advisor	4	7	—
Dividend and interest receivable	59	2	401

Total assets	70,566	10,455	724,546
Liabilities
Payable for investment securities purchased	—	241	3,141
Payable for fund shares redeemed	2	—	1,064
Payable to custodian	239	—	—
Management fee payable	65	8	605
Distribution and shareholder administration fees payable	1	1	50
Other payables and accrued expenses	75	41	178

Total liabilities	382	291	5,038

Net Assets	$70,184	$10,164	$719,508

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$6	$1	$53
Capital paid in excess of par value	150,126	9,558	673,078
Accumulated net investment income (loss)	(126)	(3)	(1,792)
Accumulated net realized gain (loss)	(92,267)	(104)	(57,594)
Net unrealized appreciation (depreciation) of investments and foreign currencies	12,445	712	105,763

Net Assets	$70,184	$10,164	$719,508

Class N Shares
Net Assets	$5,648	$542	$14,771
Shares Outstanding	468,835	50,101	1,097,146
Net Asset Value Per Share	$12.05	$10.81	$13.46
Class I Shares
Net Assets	$64,536	$4,336	$359,557
Shares Outstanding	5,299,357	401,086	26,470,513
Net Asset Value Per Share	$12.18	$10.81	$13.58

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 109

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	International Equity Fund	International Leaders Fund (a)	International Small Cap Growth Fund
Investment income
Dividends	$1,778	$30	$16,759
Less foreign tax withheld	(131)	(1)	(1,245)
Interest	1	—	128

Total income	1,648	29	15,642
Expenses
Investment advisory fees	763	22	6,995
Distribution fees	16	—	38
Shareholder administration fees	—	2	566
Custodian fees	77	22	201
Transfer agent fees	6	5	38
Sub-transfer agent fee
Class N	7	—	20
Class I	50	—	266
Professional fees	54	27	98
Registration fees	32	4	41
Shareholder reporting fees	—	—	99
Trustee fees	5	—	36
Other expenses	5	1	27

Total expenses before waiver	1,015	83	8,425
Expenses reimbursed to (waived or absorbed by) the Advisor	(166)	(57)	—

Net expenses	849	26	8,425

Net investment income (loss)	799	3	7,217
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	2,124	(104)	7,787
Forward foreign currency contracts	(46)	9	1,901
Foreign currency transactions	(37)	1	(397)

Total net realized gain (loss)	2,041	(94)	9,291
Change in net unrealized appreciation (depreciation) of:
Investments	8,566	712	125,451
Forward foreign currency contracts	—	—	311
Foreign currency translations	3	—	231

Change in net unrealized appreciation (depreciation)	8,569	712	125,993

Net increase (decrease) in net assets resulting from operations	$11,409	$621	$142,501

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.

See accompanying Notes to Financial Statements.

110 Annual Report	December 31, 2012

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all dollar amounts in thousands)

	International Equity Fund		International Leaders Fund	International Small Cap Growth Fund
	2012	2011	2012(a)	2012	2011
Operations
Net investment income (loss)	$799	$1,890	$3	$7,217	$6,857
Net realized gain (loss) on investments, forwards, and foreign currency	2,041	22,846	(94)	9,291	60,435
Change in net unrealized appreciation (depreciation) on investments, forwards, and foreign currency	8,569	(36,134)	712	125,993	(155,577)

Net increase (decrease) in net assets resulting from operations	11,409	(11,398)	621	142,501	(88,285)
Distributions to shareholders from
Net investment income
Class N	(172)	—	—	(274)	(193)
Class I	(2,061)	—	(6)	(7,774)	(5,147)
Class Institutional	—	—	(10)	(8,146)	(5,384)

Total Distributions	(2,233)	—	(16)	(16,194)	(10,724)
Capital stock transactions
Net proceeds from sale of shares	3,288	26,832	9,543	122,084	313,989
Shares issued in reinvestment of income dividends and capital gain distributions	1,945	—	16	14,490	8,514
Less cost of shares redeemed	(19,882)	(117,832)	—	(261,594)	(152,224)

Net increase (decrease) in net assets resulting from capital share transactions	(14,649)	(91,000)	9,559	(125,020)	170,279

Increase (decrease) in net assets	(5,473)	(102,398)	10,164	1,287	71,270
Net assets
Beginning of year	75,657	178,055	—	718,221	646,951

End of year	$70,184	$75,657	$10,164	$719,508	$718,221

Accumulated net investment income (loss) at the end of the year	$(126)	$1,379	$(3)	$(1,792)	$4,542

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 111

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$781,190	$60,490	$25,817
Investments in affiliate, at cost	23,624	—	—

Investments in securities, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$934,200	$70,624	$27,656
Investments in affiliate, at value	23,624	—	—
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	12
Foreign currency, at value (cost $1,679; $5; $93)	1,680	5	93
Receivable for securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,380	—	311
Receivable for fund shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,660	13	1,239
Receivable from Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	11	25
Dividend and interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	662	40	10

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	975,206	70,693	29,346
Liabilities
Payable for investment securities purchased . . . . . . . . . . . . . . . . . . . . .	7,788	1,563	2,214
Payable for fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	242	—	—
Management fee payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	870	60	14
Distribution and shareholder administration fees payable. . . . . . . . . .	24	3	2
Foreign income tax payable	1,738	—	29
Other payables and accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	307	88	66

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,969	1,714	2,325

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$964,237	$68,979	$27,021

Capital
Composition of Net Assets
Par value of shares of beneficial interest . . . . . . . . . . . . . . . . . . . . . . . .	$71	$8	$2
Capital paid in excess of par value . . . . . . . . . . . . . . . . . . . . . . . . . . . .	852,556	63,868	25,269
Accumulated net investment income (loss) . . . . . . . . . . . . . . . . . . . . .	(2,280)	(44)	(59)
Accumulated realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(37,394)	(4,987)	(4)
Net unrealized appreciation (depreciation) of investments and foreign currencies	151,284	10,134	1,813

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$964,237	$68,979	$27,021

Class N Shares
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$16,724	$249	$3,016
Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,248,048	27,027	232,133
Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13.40	$9.20	$12.99
Class I Shares
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$144,942	$25,628	$8,763
Shares Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,733,551	2,791,568	674,405
Net Asset Value Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13.50	$9.18	$12.99

See accompanying Notes to Financial Statements.

112 Annual Report	December 31, 2012

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,475	1,364	160
Less foreign tax withheld .	(2,200)	(113)	(17)
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	208	1	—

Total income	22,483	1,252	143
Expenses
Investment advisory fees	10,670	631	78
Distribution fees	44	—	5
Shareholder administration fees	232	37	10
Custodian fees	578	121	105
Transfer agent fees	49	21	7
Sub-transfer agent fee
Class N	15	—	—
Class I	70	1	—
Professional fees	165	71	55
Registration fees	50	52	38
Shareholder reporting fees	72	4	5
Trustee fees	50	4	—
Other expenses	42	12	6

Total expenses before waiver and reimbursements	12,037	954	309
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(198)	(205)

Net expenses	12,037	756	104

Net investment income (loss)	10,446	496	39
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities.	(9,098)	(2,337)	54
Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,371)	(53)	(6)

Total net realized gain (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,469)	(2,390)	48
Change in net unrealized appreciation (depreciation) of:
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	172,004	12,648	1,856
Foreign currency translations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,409)	45	(25)

Change in net unrealized appreciation (depreciation)	170,595	12,693	1,831

Net increase (decrease) in net assets resulting from operations	170,572	10,799	1,918

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 113

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all dollar amounts in thousands)

	Emerging Markets Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Small Cap Growth Fund
	2012	2011	2012	2011	2012	2011(a)
Operations
Net investment income (loss)	$10,446	$8,885	$496	$701	$39	$2
Net realized gain (loss) on investments and foreign currency	(10,469)	127,536	(2,390)	112	48	(75)
Change in net unrealized appreciation (depreciation) on investments, and foreign currency	170,595	(304,105)	12,693	(20,181)	1,831	(17)

Net increase (decrease) in net assets resulting from operations	170,572	(167,684)	10,799	(19,368)	1,918	(90)
Distributions to shareholders from
Net investment income
Class N	(88)	—	(1)	—	(13)	—
Class I	(1,209)	(466)	(169)	(126)	(65)	—
Class Institutional	(7,965)	(3,984)	(303)	(181)	—	—
Net realized gain
Class N	—	(2,577)	—	(3)	—	—
Class I	—	(18,690)	—	(1,745)	—	—
Class Institutional	—	(93,763)	—	(1,956)	—	—
Return of capital
Class I	—	—	—	(11)	—	—
Class Institutional	—	—	—	(14)	—	—

Total Distributions	(9,262)	(119,480)	(473)	(4,036)	(78)	—
Capital stock transactions
Net proceeds from sale of shares	260,741	352,369	29,723	19,857	25,035	3,362
Shares issued in reinvestment of income dividends and capital gain distributions	8,174	100,061	413	3,491	52	—
Less cost of shares redeemed	(283,834)	(597,963)	(19,305)	(47,023)	(3,178)	—

Net increase (decrease) in net assets resulting from capital share transactions	(14,919)	(145,533)	10,831	(23,675)	21,909	3,362

Increase (decrease) in net assets	146,391	(432,697)	21,157	(47,079)	23,749	3,272
Net assets
Beginning of year	817,846	1,250,543	47,822	94,901	3,272	—

End of year	$964,237	$817,846	$68,979	$47,822	$27,021	$3,272

Accumulated net investment income (loss) at the end of the year	$(2,280)	$(1,953)	$(44)	$(14)	$(59)	$(13)

(a)	For the period ended from October 24, 2011 (Commencement of Operations) to December 31, 2011.

See accompanying Notes to Financial Statements.

114 Annual Report	December 31, 2012

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	Large Cap Value Fund	Small Cap Value Fund	Mid Cap Value Fund	Small-Mid Cap Value Fund
Assets
Investments in securities, at cost	$3,392	$209,113	$3,633	$2,163

Investments in securities, at value	$3,800	$238,250	$4,107	$2,407
Cash	56	—	53	—
Receivable for fund shares sold	—	399	—	—
Receivable from Advisor	15	32	9	21
Dividend and interest receivable	5	99	5	2

Total assets	3,876	238,780	4,174	2,430
Liabilities
Payable for fund shares redeemed	—	3,162	10	—
Management fee payable	3	220	3	2
Distribution and shareholder administration fees payable	—	9	—	—
Other payables and accrued expenses	28	121	24	36

Total liabilities	31	3,512	37	38

Net Assets	$3,845	$235,268	$4,137	$2,392

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$—	$17	$—	$—
Capital paid in excess of par value	3,436	206,849	3,652	2,126
Accumulated net investment income (loss)	—	97	1	—
Accumulated net realized gain (loss)	1	(832)	10	22
Net unrealized appreciation (depreciation) of investments and foreign currencies	408	29,137	474	244

Net Assets	$3,845	$235,268	$4,137	$2,392

Class N Shares
Net Assets	$1,416	$39,084	$79	$950
Shares Outstanding	122,651	2,863,527	6,948	84,173
Net Asset Value Per Share	$11.54	$13.65	$11.39	$11.29
Class I Shares
Net Assets	$2,429	$196,184	$4,058	$1,442
Shares Outstanding	210,312	14,130,986	356,231	127,705
Net Asset Value Per Share	$11.55	$13.88	$11.39	$11.29

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 115

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	Large Cap Value Fund	Small Cap Value Fund	Mid Cap Value Fund	Small-Mid Cap Value Fund
Investment income
Dividends	70	5,041	92	50
Interest	—	4	—	—

Total income	70	5,045	92	50
Expenses
Investment advisory fees	26	2,663	45	23
Distribution fees	3	107	—	2
Custodian fees	39	36	36	47
Transfer agent fees	6	46	7	7
Sub-transfer agent fee
Class N	—	66	—	3
Class I	—	198	—	2
Professional fees	24	38	25	24
Registration fees	28	41	29	23
Shareholder reporting fees	3	46	1	—
Trustee fees	—	12	—	—
Other expenses	5	13	8	11

Total expenses before waiver and reimbursements	134	3,266	151	142
Expenses reimbursed to (waived or absorbed by) the Advisor	(101)	(294)	(98)	(112)

Net expenses	33	2,972	53	30

Net investment income (loss)	37	2,073	39	20
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	5	6,771	186	93

Total net realized gain (loss)	5	6,771	186	93
Change in net unrealized appreciation (depreciation) of:
Investments	415	19,569	377	150

Change in net unrealized appreciation (depreciation)	415	19,569	377	150

Net increase (decrease) in net assets resulting from operations	457	28,413	602	263

See accompanying Notes to Financial Statements.

116 Annual Report	December 31, 2012

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all dollar amounts in thousands)

	Large Cap Value Fund		Small Cap Value Fund		Mid Cap Value Fund		Small-Mid Cap Value Fund
	2012	2011 (a)	2012	2011	2012	2011	2012	2011 (b)
Operations
Net investment income (loss)	$37	$7	$2,073	$440	$39	$46	$20	$1
Net realized gain (loss) on investments	5	(4)	6,771	890	186	40	93	(3)
Change in net unrealized appreciation (depreciation) on investments	415	(7)	19,569	(16,890)	377	(92)	150	94

Net increase (decrease) in net assets resulting from operations	457	(4)	28,413	(15,560)	602	(6)	263	92
Distributions to shareholders from
Net investment income
Class N	(12)	(3)	(256)	(23)	(1)	(1)	(7)	—
Class I	(25)	(4)	(1,734)	(466)	(35)	(47)	(14)	—
Net realized gain
Class N	—	—	(164)	(1,471)	(3)	(1)	(27)	—
Class I	—	—	(782)	(6,717)	(148)	(50)	(41)	—
Return of capital
Class N	—	—	—	(60)	—	—	—	—
Class I	—	—	—	(273)	—	—	—	—

Total Distributions	(37)	(7)	(2,936)	(9,010)	(187)	(99)	(89)	—
Capital stock transactions
Net proceeds from sale of shares	957	2,457	47,641	162,792	303	1,698	72	2,064
Shares issued in reinvestment of income dividends and capital gain distributions	15	7	2,750	8,075	158	85	20	—
Less cost of shares redeemed	—	—	(71,998)	(79,398)	(1,312)	(498)	(30)	—

Net increase (decrease) in net assets resulting from capital share transactions	972	2,464	(21,607)	91,469	(851)	1,285	62	2,064

Increase (decrease) in net assets	1,392	2,453	3,870	66,899	(436)	1,180	236	2,156
Net assets
Beginning of year	2,453	—	231,398	164,499	4,573	3,393	2,156	—

End of year	$3,845	$2,453	$235,268	$231,398	$4,137	$4,573	$2,392	$2,156

Accumulated net investment income (loss) at the end of the year	$—	$—	$97	$25	$1	$—	$—	$1

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 117

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$272,411	$134,376	$259,259	$1,187,429
Repurchase agreements, at cost	—	—	—	329,304

Investments in securities, at value	$293,824	$140,686	$261,495	$1,187,429
Repurchase agreements, at value	—	—	—	329,304
Cash	—	6	—	—
Receivable for fund shares sold	733	596	26,188	—
Receivable from Advisor	21	—	20	717
Dividend and interest receivable	2,588	910	896	1,730

Total assets	297,166	142,198	288,599	1,519,180
Liabilities
Payable for investment securities purchased	—	—	1,213	3,087
Payable for fund shares redeemed	141	257	30	3
Payable to custodian	—	—	323	—
Management fee payable	71	48	60	286
Distribution and shareholder administration fees payable	28	8	19	409
Shareholder distributions payable	121	44	76	2
Other payables and accrued expenses	63	64	48	63

Total liabilities	424	421	1,769	3,850

Net Assets	$296,742	$141,777	$286,830	$1,515,330

Capital
Composition of Net Assets
Par value of shares of beneficial interest	27	15	29	1,515
Capital paid in excess of par value	273,907	171,215	289,373	1,513,724
Accumulated net investment income (loss)	2	—	—	112
Accumulated net realized gain (loss)	1,393	(35,763)	(4,808)	(21)
Net unrealized appreciation (depreciation) of investments and foreign currencies	21,413	6,310	2,236	—

Net Assets	296,742	141,777	286,830	1,515,330

Class N Shares
Net Assets	$32,867	$68,947	$11,216	$1,515,330
Shares Outstanding	2,912,746	7,219,490	1,141,105	1,515,330,408
Net Asset Value Per Share	$11.28	$9.55	$9.83	$1.00
Class I Shares
Net Assets	$172,836	$72,830	$157,213
Shares Outstanding	15,468,274	7,683,605	15,997,262
Net Asset Value Per Share	$11.17	$9.48	$9.83

See accompanying Notes to Financial Statements.

118 Annual Report	December 31, 2012

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$10,566	$4,277	$4,030	$1,915

Total income	10,566	4,277	4,030	1,915
Expenses
Investment advisory fees	803	533	583	3,131
Distribution fees	36	85	13	—
Shareholder administration fees	280	—	170	4,579
Custodian fees	59	55	71	43
Transfer agent fees	35	40	27	37
Sub-transfer agent fee
Class N	32	72	2	—
Class I	53	16	4	—
Professional fees	33	16	38	108
Registration fees	44	37	57	22
Shareholder reporting fees	14	17	5	87
Trustee fees	12	6	8	64
Other expenses	15	7	12	56

Total expenses before waiver	1,416	884	990	8,127
Expenses reimbursed to (waived or absorbed by) the Advisor	(162)	—	(31)	(6,343)

Net expenses	1,254	884	959	1,784

Net investment income (loss)	9,312	3,393	3,071	131
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	4,348	2,712	192	—

Total net realized gain (loss)	4,348	2,712	192	—
Change in net unrealized appreciation (depreciation) of:
Investments	8,020	1,352	1,977	—

Change in net unrealized appreciation (depreciation)	8,020	1,352	1,977	—

Net increase (decrease) in net assets resulting from operations	$21,680	$7,457	$5,240	$131

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 119

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$9,312	$8,820	$3,393	$3,627	$3,071	$2,586	$131	$125
Net realized gain (loss) on investments	4,348	3,325	2,712	2,582	192	59	—	—
Change in net unrealized appreciation (depreciation) on investments	8,020	3,590	1,352	(897)	1,977	360	—	—

Net increase (decrease) in net assets resulting from operations	21,680	15,735	7,457	5,312	5,240	3,005	131	125
Distributions to shareholders from
Net investment income
Class N	(961)	(229)	(1,884)	(1,377)	(219)	(152)	(131)	(125)
Class I	(6,754)	(6,707)	(2,587)	(2,800)	(2,909)	(2,098)	—	—
Class Institutional	(3,467)	(2,764)	—	—	(2,382)	(1,853)	—	—
Net realized gain
Class N	(211)	(66)	—	—	—	—	—	—
Class I	(1,126)	(1,188)	—	—	—	—	—	—
Class Institutional	(597)	(577)	—	—	—	—	—	—

Total Distributions	(13,116)	(11,531)	(4,471)	(4,177)	(5,510)	(4,103)	(131)	(125)
Capital stock transactions
Net proceeds from sale of shares	82,419	100,839	71,248	34,055	191,001	121,427	867,610	838,997
Shares issued in reinvestment of income dividends and capital gain distributions	10,216	8,489	3,667	3,514	4,275	3,322	131	125
Less cost of shares redeemed	(36,473)	(74,292)	(48,109)	(39,996)	(65,323)	(109,974)	(624,157)	(783,919)

Net increase (decrease) in net assets resulting from capital share transactions	56,162	35,036	26,806	(2,427)	129,953	14,775	243,584	55,203

Increase (decrease) in net assets	64,726	39,240	29,792	(1,292)	129,683	13,677	243,584	55,203
Net assets
Beginning of year	232,016	192,776	111,985	113,277	157,147	143,470	1,271,746	1,216,543

End of year	$296,742	$232,016	$141,777	$111,985	$286,830	$157,147	$1,515,330	$1,271,746

Accumulated net investment income (loss) at the end of the year	$2	$2	$—	$—	$—	$—	$112	$108

See accompanying Notes to Financial Statements.

120 Annual Report	December 31, 2012

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Trust”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Trust

The Trust is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-five funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds

Growth

Large Cap Growth

Small Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Large Cap Value

Small Cap Value

Mid Cap Value

Small-Mid Cap Value

Global Equity Fund

Global Leaders (formerly known as
Global Growth)

Multi-Asset and Alternative Funds

Macro Allocation

Commodity Strategy Long/Short

International Equity Funds

International Growth

International Equity

International Leaders

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Markets Leaders (formerly known as
Emerging Leaders Growth)

Emerging Markets Small Cap Growth

Fixed-Income Funds

Bond

Income

Low Duration

Money Market Fund

Ready Reserves

The Macro Allocation Fund and the Commodity Strategy Long/Short Fund have a fiscal year-end of October 31, and issue a separate report.

The investment objectives of the Funds are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Class of each of the Global Leaders Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N

Class N shares are sold to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Funds and 0.15% for the Fixed-Income Funds) or a service fee (0.35% for the Money Market Fund), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for the Global Leaders, the International Leaders, the International Small Cap Growth, the Emerging Markets Growth, the Emerging Markets Leaders, the Emerging Markets Small Cap Growth, the Bond and the Low Duration)

December 31, 2012	William Blair Funds 121

Class	Description
I

Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class and the Global Leaders, the International Leaders, the International Small Cap Growth, the Emerging Markets Growth, the Emerging Markets Leaders, the Emerging Markets Small Cap Growth, the Bond and the Low Duration carry an annual shareholder administration fee of 0.15%.

Sub-transfer agent fees: The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs the pricing vendor believes accurately represents the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Securities, and other assets, for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s Valuation Procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Investments in other funds that are not exchange-traded funds are valued at the underlying fund’s net asset value on the date of valuation. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates fair value.

As of December 31, 2012, there were securities held in the International Growth, Bond and Income Funds requiring fair valuation pursuant to the Trust’s Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

122 Annual Report	December 31, 2012

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Funds were the rates in effect on December 31, 2012. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended December 31, 2012, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a decrease of net realized loss of $(1,870), $(1,073) and $(2,439), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting year. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the Equity Funds assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the Global Equity and International Equity Funds assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Fund are netted against the amount of redemptions for presentation on the Statements of Changes in Net Assets.

The redemption fees collected by the Funds were as follows (in thousands):

Fund	Year Ended December 31, 2012	Year Ended December 31, 2011
Growth	$7	$11
Large Cap Growth	—	—
Small Cap Growth	4	15
Mid Cap Growth	12	13
Small-Mid Cap Growth	9	8
Global Leaders	1	1
International Growth	38	107
International Equity	7	4
International Leaders	—	—
International Small Cap Growth	19	18
December 31, 2012	William Blair Funds 123

Fund	Year Ended December 31, 2012	Year Ended December 31, 2011
Emerging Markets Growth	1	4
Emerging Markets Leaders	1	1
Emerging Markets Small Cap Growth	3	—
Large Cap Value	—	—
Small Cap Value	8	48
Mid Cap Value	—	—
Small-Mid Cap Value	1	—

Distributions from net investment income, if any, of all Equity Funds are declared and paid at least annually. Distributions from the Bond, Income, Low Duration and Ready Reserves Funds are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Equity and International Equity Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2012, remains open and the returns are subject to examination.

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation (depreciation) at December 31, 2012, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth	$595,000	$127,495	$5,339	$122,156
Large Cap Growth	22,544	6,017	193	5,824
Small Cap Growth	362,402	68,182	34,540	33,642
Mid Cap Growth	347,001	29,795	7,008	22,787
Small-Mid Cap Growth	351,999	44,202	8,393	35,809
Global Leaders	55,537	8,332	304	8,028
124 Annual Report	December 31, 2012

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
International Growth	$3,075,534	$607,683	$20,164	$587,519
International Equity	57,693	12,081	178	11,903
International Leaders	9,453	737	58	679
International Small Cap Growth	618,210	108,461	9,747	98,714
Emerging Markets Growth	818,359	146,056	6,591	139,465
Emerging Markets Leaders	62,365	8,388	129	8,259
Emerging Markets Small Cap Growth	25,961	1,736	41	1,695
Large Cap Value	3,397	469	66	403
Small Cap Value	211,372	33,216	6,338	26,878
Mid Cap Value	3,644	553	90	463
Small-Mid Cap Value	2,163	297	53	244
Bond	272,412	21,690	278	21,412
Income	134,376	6,772	462	6,310
Low Duration	259,260	2,595	360	2,235
Ready Reserves	1,516,733	—	—	—

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, expiration of capital loss carryforward, recharacterization of dividends received from investments in Real Estate Investment Trust, paydown gains and losses, and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2012, the following reclassifications were recorded (in thousands):

Fund	Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$28	$(28)	$—
Large Cap Growth	1	(1)	—
Small Cap Growth	3,984	—	(3,984)
Mid Cap Growth	4	—	(4)
Small-Mid Cap Growth	7	(7)	—
Global Leaders	(20)	20	—
International Growth	20,416	(20,416)	—
International Equity	(71)	71	—
International Leaders	10	(10)	—
International Small Cap Growth	2,643	(2,665)	22
Emerging Markets Growth	(1,511)	1,511	—
Emerging Markets Leaders	(53)	53	—
Emerging Markets Small Cap Growth	(7)	6	1
Large Cap Value	—	—	—
Small Cap Value	(12)	12	—
Mid Cap Value	(2)	(32)	34
Small-Mid Cap Value	—	—	—
Bond	1,870	(1,870)	—
Income	1,078	1,412	(2,490)
Low Duration	2,439	(2,439)	—
Ready Reserves	4	20	(24)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

December 31, 2012	William Blair Funds 125

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 was as follows (in thousands):

	Distributions Paid in 2012				Distributions Paid in 2011
	Ordinary Income		Long-Term Capital Gains		Return of Capital		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$10	$1,133	$7,281	$12,939	$—	$—	$—	$329	$5,882	$10,199
Large Cap Growth	—	—	—	—	—	—	—	37	—	—
Small Cap Growth	—	—	564	1,107	—	—	—	—	—	—
Mid Cap Growth	—	488	905	7,042	—	—	—	—	2,378	8,679
Small-Mid Cap Growth	63	1,436	1,026	8,092	—	—	595	3,772	2,542	16,104
Global Leaders	15	227	—	—	—	—	4	170	—	—
International Growth	37,353	74,977	—	—	—	—	—	6,046	—	—
International Equity	172	2,061	—	—	—	—	—	—	—	—
International Leaders	—	6	—	—	—	—	—	—	—	—
International Small Cap Growth	274	7,774	—	—	—	—	193	5,147	—	—
Emerging Markets Growth	88	1,209	—	—	—	—	—	466	2,577	18,690
Emerging Markets Leaders	1	169	—	—	—	11	1	582	3	1,287
Emerging Markets Small Cap Growth	13	65	—	—	—	—	—	—	—	—
Large Cap Value	12	25	—	—	—	—	3	4	—	—
Small Cap Value	256	1,734	164	782	60	273	6	483	1,471	6,717
Mid Cap Value	1	62	3	121	—	—	1	64	—	34
Small-Mid Cap Value	34	55	—	—	—	—	—	—	—	—
Bond	961	6,754	211	1,126	—	—	229	6,707	66	1,188
Income	1,884	2,587	—	—	—	—	1,377	2,800	—	—
Low Duration	219	2,909	—	—	—	—	152	2,098	—	—
Ready Reserves	131	—	—	—	—	—	125	—	—	—

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Growth	$10	$—	$13,481	$122,156
Large Cap Growth	—	(887)	—	5,824
Small Cap Growth	—	—	6,887	33,642
Mid Cap Growth	—	(168)	3,258	22,787
Small-Mid Cap Growth	—	1	6,952	35,809
Global Leaders	2	(13,781)	—	8,028
International Growth	16,303	(1,105,046)	—	587,519
International Equity	120	(91,971)	—	11,903
International Leaders	30	(104)	—	679
International Small Cap Growth	1,592	(53,929)	—	98,714
Emerging Markets Growth	155	(28,010)	—	139,465
Emerging Markets Leaders	57	(3,213)	—	8,259
Emerging Markets Small Cap Growth	56	(37)	36	1,695
Large Cap Value	1	—	5	403
Small Cap Value	83	—	1,441	26,878
Mid Cap Value	8	—	14	463
Small-Mid Cap Value	14	—	8	244
Bond	2	(104)	1,498	21,412
Income	—	(35,763)	—	6,310
Low Duration	—	(4,807)	—	2,235
Ready Reserves	113	(22)	—	—
126 Annual Report	December 31, 2012

As of December 31, 2012, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2013	2014	2015	2016	2017	2018	Total
Large Cap Growth	$—	$—	$—	$—	$887	$—	$887
Global Leaders	—	—	—	644	13,127	—	13,771
International Growth	—	—	—	—	1,101,382	—	1,101,382
International Equity	—	—	—	10,048	81,926	—	91,974
International Small Cap Growth	—	—	—	—	53,954	—	53,954
Income	3,398	4,138	9,190	14,459	4,577	—	35,762
Low Duration	—	—	—	—	—	955	955
Ready Reserves	—	—	2	—	—	—	2

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

As of December 31, 2012, the Funds incurred the following capital losses which will not expire (in thousands):

Fund	Short- Term	Long- Term
International Leaders	$33	$—
Emerging Markets Growth	23,905	—
Emerging Markets Leaders	2,240	—
Low Duration	2,054	1,296
Ready Reserves	19	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, December 31, 2012. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs, incurred between November 1 and the end of their fiscal year, December 31, 2012.

At December 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

	Qualified Late Year Losses
Fund	Ordinary Loss	Short-Term Capital	Long-Term Capital
Mid Cap Growth	$—	$168	$—
Global Leaders	10	—	—
International Growth	—	4,050	—
International Leaders	—	71	—
Emerging Markets Growth	—	2,380	—
Emerging Markets Leaders	—	464	507
Emerging Markets Small Cap Growth	—	7	—
Bond	—	104	—
Low Duration	—	291	210

(h) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (“William Blair” or the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price

December 31, 2012	William Blair Funds 127

plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(k) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of December 31, 2012, the hierarchical input levels of securities in each Fund, segregated by security class, are as follows (in thousands):

Investments in securities	Growth	Large Cap Growth	Small Cap Growth	Mid Cap Growth	Small-Mid Cap Growth	Global Leaders
Level 1—Quoted prices
Common Stocks	$705,749	$28,103	$374,768	$357,997	$387,079	$32,806
Exchange Traded Funds	—	—	7,433	—	—	—
128 Annual Report	December 31, 2012

Investments in securities	Growth	Large Cap Growth	Small Cap Growth	Mid Cap Growth	Small-Mid Cap Growth	Global Leaders
Level 2—Other significant observable inputs
Common Stocks	—	—	—	—	—	30,421
Short-Term Investments	11,407	265	13,843	11,791	729	338
Level 3—Significant unobservable inputs
None	—	—	—	—	—	—

Total investments in securities	$717,156	$28,368	$396,044	$369,788	$387,808	$63,565

Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	—	—	—	—	—	11,929
Transfers from Level 2 to Level 1	—	—	—	—	—	—

Investments in securities	International Growth	International Equity	International Leaders	International Small Cap Growth	Emerging Markets Growth	Emerging Markets Leaders	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$392,541	$9,247	$1,265	$50,335	$218,872	$16,608	$6,809
Preferred Stocks	—	—	—	—	19,764	2,086	309
Exchange Traded Funds	37,989	—	—	—	—	—	—
Level 2—Other significant observable inputs
Common Stocks	3,148,045	60,349	8,701	646,215	682,040	49,021	18,450
Affiliated Funds	22,022	—	—	—	23,624	—	—
Short-Term Investments	61,401	—	166	20,374	13,524	2,909	2,088
Level 3—Significant unobservable inputs
Common Stock	1,055	—	—	—	—	—	—

Total investments in securities	$3,663,053	$69,596	$10,132	$716,924	$957,824	$70,624	$27,656

Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	1,422,279	25,925	—	352,290	388,205	26,326	1,325
Transfers from Level 2 to Level 1	—	—	—	—	—	—	—

Investments in securities	Large Cap Value	Small Cap Value	Mid Cap Value	Small-Mid Cap Value
Level 1—Quoted prices
Common Stocks	$3,800	$233,731	$4,107	$2,370
Level 2—Other significant observable inputs
Short-Term Investments	—	4,519	—	37
Level 3—Significant unobservable inputs
None	—	—	—	—

Total investments in securities	$3,800	$238,250	$4,107	$2,407

Investments in securities	Bond	Income	Low Duration Fund	Ready Reserves
Level 1—Quoted Prices
Short-Term Investments	$—	$—	$—	$—
Level 2—Other significant observable inputs
US Government and Agency Bonds	119,464	63,957	193,271	115,198
Corporate Bonds	163,377	70,492	37,119	89,509
Asset-Backed Bonds	9,194	4,382	31,105	—
Commercial Paper	—	—	—	982,722
Short-Term Investments	1,622	938	—	329,304
Level 3—Significant unobservable inputs
Asset-Backed Bonds	167	917	—	—

Total investments in securities	$293,824	$140,686	$261,495	$1,516,733

December 31, 2012	William Blair Funds 129

Fair Valuation Transfers

(a)	Fair valuation estimates were obtained from the Funds’ pricing vendor and applied to certain foreign securities at December 31, 2012 but not on December 31, 2011, resulting in a transfer from Level 1 to Level 2.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth, Bond and Income Funds were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the issuer market trends that influence its performance and the potential for an adverse outcome in pending litigation. Level 3 securities represented 0.03%, 0.06%, and 0.65% as a percentage of Net Assets in the International Growth, Bond, and Income Funds, respectively. The change in net unrealized gain (loss) related to those securities held at December 31, 2012 is included in the change in net unrealized appreciation (depreciation) of investments on the Statement of Operations. There were no transfers from or to Level 3 during the period.

(l) Redemptions In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the International Small Cap Growth Fund redeemed in-kind $62,716 (in thousands) with realized gains of $464.

(2) Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. generally accepted accounting principles and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The Trust is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

130 Annual Report	December 31, 2012

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Fund pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds		International Equity Funds
Growth	0.75%	International Growth:
Large Cap Growth	0.80%	First $250 million	1.10%
Small Cap Growth	1.10%	Next $4.75 billion	1.00%
Mid Cap Growth	0.95%	Next $5 billion	0.95%
Small-Mid Cap Growth	1.00%	Next $5 billion	0.925%
Large Cap Value	0.80%	In excess of $15 billion	0.90%
Small Cap Value	1.10%	International Equity:
Mid Cap Value	0.95%	First $250 million	1.10%
Small-Mid Cap Value	1.00%	In excess of $250 million	1.00%
		International Leaders	0.95%
		International Small Cap Growth	1.00%
Global Equity Fund		Emerging Markets Growth	1.10%
Global Leaders	1.00%	Emerging Markets Leaders	1.10%
		Emerging Markets Small Cap Growth	1.10%

Fixed-Income Funds		Money Market Fund
Bond	0.30%	Ready Reserves:
Low Duration	0.30%	First $250 million	0.275%
Income*		Next $250 million	0.250%
First $250 million	0.25%	Next $2 billion	0.225%
In excess of $250 million	0.20%	In excess of $2.5 billion	0.200%

*Management fee also includes a charge of 5% of gross income.

Some of the Funds have also entered into an Expense Limitation Agreement with the Advisor. Under the terms of the agreement, the Advisor will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Advisor owes a Fund as of the reporting date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Funds on a monthly basis. Under the terms of the agreement, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2013, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N			Class I
Fund	Effective May 1, 2012 through April 30, 2013		Effective May 1, 2011 through April 30, 2012	Effective May 1, 2012 through April 30, 2013		Effective May 1, 2011 through April 30, 2012
Large Cap Growth	1.20%		1.20%	0.95%		0.95%
Small Cap Growth	1.50%		1.50%	1.25%		1.25%
Mid Cap Growth	1.35%		1.35%	1.10%		1.10%
Small-Mid Cap Growth	1.35%		1.35%	1.10%		1.10%
Global Leaders	1.50%		1.50%	1.25%		1.25%
International Growth	1.45%		1.45%	1.20%		1.20%
International Equity	1.45%		1.45%	1.20%		1.20%
International Leaders	1.45	% (a)	N/A	1.20	% (a)	N/A
International Small Cap Growth	1.65%		1.65%	1.40%		1.40%
Emerging Markets Growth	1.70%		1.70%	1.45%		1.45%
Emerging Markets Leaders	1.65%		1.65%	1.40%		1.40%
Emerging Markets Small Cap Growth	1.65%		1.65%	1.40%		1.40%
Large Cap Value	1.20%		1.20%	0.95%		0.95%
Small Cap Value	1.45%		1.40%	1.20%		1.15%
Mid Cap Value	1.35%		1.35%	1.10%		1.10%
December 31, 2012	William Blair Funds 131

	Class N		Class I
Fund	Effective May 1, 2012 through April 30, 2013	Effective May 1, 2011 through April 30, 2012	Effective May 1, 2012 through April 30, 2013	Effective May 1, 2011 through April 30, 2012
Small—Mid Cap Value	1.40%	1.40%	1.15%	1.15%
Bond	0.65%	0.65%	0.50%	0.50%
Income	0.85%	0.85%	0.70%	0.70%
Low Duration	0.70%	0.70%	0.55%	0.55%

(a)	Effective August 16, 2012 through April 30, 2014

For a period of three years subsequent to the commencement of operations, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amount available for recapture at December 31, 2012 was (in thousands):

Fund	Available for Recapture
International Leaders	$57
Emerging Markets Small Cap Growth	253
Large Cap Value	130
Mid Cap Value	279
Small-Mid Cap Value	128

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Fund in order to maintain a minimum yield given the current interest rate environment.

For the year ended December 31, 2012, the fee waivers and/or reimbursements for each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	66	10	5	81
Small Cap Growth	—	360	148	508
Mid Cap Growth	—	—	34	34
Small-Mid Cap Growth	9	267	58	334
Global Leaders	140	14	3	157
International Growth	—	—	—	—
International Equity	112	47	7	166
International Leaders	57	—	—	57
International Small Cap Growth	—	—	—	—
Emerging Markets Growth	—	—	—	—
Emerging Markets Leaders	196	1	1	198
Emerging Markets Small Cap Growth	205	—	—	205
Large Cap Value	101	—	—	101
Small Cap Value	36	193	65	294
Mid Cap Value	98	—	—	98
Small-Mid Cap Value	112	—	—	112
Bond	77	53	32	162
Income	—	—	—	—
Low Duration	25	4	2	31
Ready Reserves	6,343	—	—	6,343

(b) Underwriting, Distribution Services and Service Agreements

Each Fund, except the Ready Reserves Fund, has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Income, Bond and Low Duration Funds, which is 0.15%. Pursuant to the Distribution

132 Annual Report	December 31, 2012

Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Ready Reserves Fund has entered into a Service Agreement with the Advisor under which the Advisor agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average daily net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fee” (as defined by FINRA, Financial Industry Regulatory Authority) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Funds have a Shareholder Administration Agreement with William Blair to provide shareholder administration services. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2012, the following fees were incurred (in thousands):

Fund	Class N	Class I	Total
Global Leaders	$7	$68	$75
International Leaders	—	2	2
International Small Cap Growth	23	543	566
Emerging Markets Growth	26	206	232
Emerging Markets Leaders	—	37	37
Emerging Markets Small Cap Growth	3	7	10
Bond	36	244	280
Low Duration	13	157	170
Ready Reserves	4,579	—	4,579

(4) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the year ended December 31, 2012, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$517,771	$(453,240)
Large Cap Growth	13,602	(14,813)
Small Cap Growth	433,203	(688,431)
Mid Cap Growth	381,110	(189,676)
Small-Mid Cap Growth	383,753	(272,728)
Global Leaders	49,749	(36,269)
International Growth	2,776,011	(3,044,611)
International Equity	54,762	(70,050)
International Leaders	10,340	(982)
International Small Cap Growth	522,503	(661,617)
Emerging Markets Growth	847,110	(869,517)
Emerging Markets Leaders	61,689	(52,654)
Emerging Markets Small Cap Growth	26,387	(5,999)
Large Cap Value	1,608	(644)
Small Cap Value	121,348	(142,014)
Mid Cap Value	2,843	(3,813)
Small-Mid Cap Value	1,273	(1,264)
Bond	148,553	(92,844)
Income	82,791	(56,684)
Low Duration	186,371	(78,475)
December 31, 2012	William Blair Funds 133

(5) Forward Foreign Currency Contracts

The Global and International Equity Funds from time to time may enter into forward foreign currency contracts with the Fund's custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2012, the International Growth, International Equity, International Leaders, and International Small Cap Growth Funds engaged in forward foreign currency contracts with average notional volume (in thousands) of:

Fund	Average Notional Value
International Growth	$310,013
International Equity	2,510
International Leaders	351
International Small Cap Growth	7,102

The effect of forward foreign currency contracts on the Statements of Operations for the year ended December 31, 2012 (values in thousands):

Net realized gain (loss) on transactions from forward foreign currency contracts
Fund	Value
International Growth	$20,690
International Equity	(46)
International Leaders	9
International Small Cap Growth	1,901

Change in net unrealized appreciation (depreciation) of forward foreign currency contracts
Fund	Value
International Growth	$1,799
International Equity	—
International Leaders	—
International Small Cap Growth	311

There were no open Forward Foreign Currency Contracts as of December 31, 2012.

134 Annual Report	December 31, 2012

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Fund (in thousands):

	Sales (Dollars)
	Year Ended December 31, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	$78,696	$99,399	$178,095	$71,261	$62,869	$134,130
Large Cap Growth	910	3,057	3,967	900	3,239	4,139
Small Cap Growth	11,395	82,018	93,413	30,204	93,243	123,447
Mid Cap Growth	23,163	250,069	273,232	21,824	66,999	88,823
Small Mid-Cap Growth	21,591	166,456	188,047	14,552	70,787	85,339
Global Leaders	2,165	14,574	16,739	475	3,263	3,738
International Growth	201,960	471,066	673,026	280,122	476,293	756,415
International Equity	230	3,058	3,288	693	26,139	26,832
International Leaders (a)	501	4,042	4,543	—	—	—
International Small Cap Growth	1,764	70,906	72,670	5,220	163,897	169,117
Emerging Markets Growth	439	14,379	14,818	1,576	24,982	26,558
Emerging Markets Leaders	182	5,784	29,541	34	19,823	19,857
Emerging Markets Small Cap Growth (b)	3,152	6,883	10,035	1,040	2,322	3,362
Large Cap Value (b)	247	710	957	1,000	1,457	2,457
Small Cap Value	13,727	33,914	47,641	42,726	120,066	162,792
Mid Cap Value	27	276	303	81	1,617	1,698
Small-Mid Cap Value (c)	22	50	72	823	1,241	2,064
Bond	29,217	30,744	59,961	4,585	41,430	46,015
Income	46,878	24,370	71,248	25,156	8,899	34,055
Low Duration	13,181	106,781	119,962	2,975	56,988	59,963
Ready Reserves	867,610	—	867,610	838,997	—	838,997

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	$7,021	$12,799	$19,820	$5,705	$9,211	$14,916
Large Cap Growth	—	—	—	—	32	32
Small Cap Growth	558	1,069	1,627	—	—	—
Mid Cap Growth	883	7,459	8,342	2,354	8,544	10,898
Small Mid-Cap Growth	1,057	8,330	9,387	3,020	17,544	20,564
Global Leaders	14	220	234	4	162	166
International Growth	36,834	66,346	103,180	—	5,030	5,030
International Equity	172	1,773	1,945	—	—	—
International Leaders (a)	—	6	6	—	—	—
International Small Cap Growth	249	6,537	6,786	182	3,176	3,358
Emerging Markets Growth	71	863	934	2,055	13,471	15,526
Emerging Markets Leaders	1	109	110	3	1,336	1,339
Emerging Markets Small Cap Growth (b)	12	40	52	—	—	—
Large Cap Value (b)	2	13	15	3	4	7
Small Cap Value	412	2,338	2,750	1,502	6,573	8,075
Mid Cap Value	4	154	158	1	84	85
Small-Mid Cap Value (c)	1	19	20	—	—	—
Bond	1,107	5,895	7,002	219	5,706	5,925
Income	1,690	1,977	3,667	1,249	2,265	3,514
Low Duration	97	1,897	1,994	80	1,426	1,506
Ready Reserves	131	—	131	125	—	125
December 31, 2012	William Blair Funds 135

	Redemptions (Dollars)
	Year Ended December 31, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	$66,403	$51,187	$117,590	$61,036	$69,123	$130,159
Large Cap Growth	679	4,361	5,040	4,715	5,839	10,554
Small Cap Growth	114,495	223,185	337,680	188,253	180,687	368,940
Mid Cap Growth	15,631	56,818	72,449	6,014	38,969	44,983
Small Mid-Cap Growth	18,344	66,523	84,867	7,153	28,620	35,773
Global Leaders	1,342	14,834	16,176	1,725	2,783	4,508
International Growth	478,336	477,179	955,515	1,472,224	568,925	2,041,149
International Equity	2,397	17,485	19,882	6,340	111,492	117,832
International Leaders (a)	—	—	—	—	—	—
International Small Cap Growth	8,879	146,425	155,304	5,634	95,320	100,954
Emerging Markets Growth	4,491	19,348	23,839	12,534	59,984	72,518
Emerging Markets Leaders	10	6,173	6,183	30	8,683	8,713
Emerging Markets Small Cap Growth (b)	1,607	1,571	3,178	—	—	—
Large Cap Value (b)	—	—	—	—	—	—
Small Cap Value	20,304	51,694	71,998	33,678	45,720	79,398
Mid Cap Value	16	1,296	1,312	24	474	498
Small-Mid Cap Value (c)	2	28	30	—	—	—
Bond	6,469	23,329	29,798	1,033	43,605	44,638
Income	25,694	22,415	48,109	17,730	22,266	39,996
Low Duration	8,314	34,142	42,456	3,689	63,525	67,214
Ready Reserves	624,157	—	624,157	783,918	—	783,918

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Year Ended December 31, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	$19,314	$61,011	$80,325	$15,930	$2,957	$18,887
Large Cap Growth	231	(1,304)	(1,073)	(3,815)	(2,568)	(6,383)
Small Cap Growth	(102,542)	(140,098)	(242,640)	(158,049)	(87,444)	(245,493)
Mid Cap Growth	8,415	200,710	209,125	18,164	36,574	54,738
Small Mid-Cap Growth	4,304	108,263	112,567	10,419	59,711	70,130
Global Leaders	837	(40)	797	(1,246)	642	(604)
International Growth	(239,542)	60,233	(179,309)	(1,192,102)	(87,602)	(1,279,704)
International Equity	(1,995)	(12,654)	(14,649)	(5,647)	(85,353)	(91,000)
International Leaders (a)	501	4,048	4,549	—	—	—
International Small Cap Growth	(6,866)	(68,982)	(75,848)	(232)	71,753	71,521
Emerging Markets Growth	(3,981)	(4,106)	(8,087)	(8,903)	(21,531)	(30,434)
Emerging Markets Leaders	23,748	(280)	23,468	7	12,476	12,483
Emerging Markets Small Cap Growth (b)	1,557	5,352	6,909	1,040	2,322	3,362
Large Cap Value (b)	249	723	972	1,003	1,461	2,464
Small Cap Value	(6,165)	(15,442)	(21,607)	10,550	80,919	91,469
Mid Cap Value	15	(866)	(851)	58	1,227	1,285
Small-Mid Cap Value (c)	21	41	62	823	1,241	2,064
Bond	23,855	13,310	37,165	3,771	3,531	7,302
Income	22,874	3,932	26,806	8,675	(11,102)	(2,427)
Low Duration	4,964	74,536	79,500	(634)	(5,111)	(5,745)
Ready Reserves	243,584	—	243,584	55,204	—	55,204

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
(b)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(c)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
136 Annual Report	December 31, 2012

	Sales (Shares)
	Year Ended December 31, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	6,511	7,918	14,429	6,242	5,321	11,563
Large Cap Growth	117	382	499	125	451	576
Small Cap Growth	507	3,541	4,048	1,396	4,242	5,638
Mid Cap Growth	1,835	19,576	21,411	1,734	5,091	6,825
Small Mid-Cap Growth	1,549	11,543	13,092	997	4,690	5,687
Global Leaders	237	1,589	1,826	59	378	437
International Growth	9,747	22,026	31,773	13,859	22,239	36,098
International Equity	20	266	286	58	2,177	2,235
International Leaders (a)	50	401	451	—	—	—
International Small Cap Growth	140	5,547	5,687	409	12,634	13,043
Emerging Markets Growth	35	1,140	1,175	110	1,744	1,854
Emerging Markets Leaders	22	702	724	3	2,073	2,076
Emerging Markets Small Cap Growth (b)	261	568	829	104	232	336
Large Cap Value (b)	23	63	86	100	145	245
Small Cap Value	1,057	2,556	3,613	3,200	8,897	12,097
Mid Cap Value	2	24	26	8	151	159
Small-Mid Cap Value (c)	2	5	7	82	124	206
Bond	2,628	2,776	5,404	421	3,871	4,292
Income	4,948	2,595	7,543	2,705	967	3,672
Low Duration	1,337	10,837	12,174	301	5,769	6,070
Ready Reserves	867,610	—	867,610	838,996	—	838,996

	Reinvested Distributions (Shares)
	Year Ended December 31, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	581	1,014	1,595	552	854	1,406
Large Cap Growth	—	—	—	—	5	5
Small Cap Growth	24	44	68	—	—	—
Mid Cap Growth	70	576	646	208	742	950
Small Mid-Cap Growth	74	570	644	239	1,356	1,595
Global Leaders	1	24	25	—	21	21
International Growth	1,647	2,899	4,546	—	271	271
International Equity	14	146	160	—	—	—
International Leaders (a)	—	—	—	—	—	—
International Small Cap Growth	19	483	502	17	286	303
Emerging Markets Growth	5	64	69	188	1,225	1,413
Emerging Markets Leaders	—	12	12	1	178	179
Emerging Markets Small Cap Growth (b)	1	3	4	—	—	—
Large Cap Value (b)	—	1	1	—	1	1
Small Cap Value	30	169	199	128	550	678
Mid Cap Value	—	14	14	—	8	8
Small-Mid Cap Value (c)	—	2	2	—	—	—
Bond	99	531	630	20	533	553
Income	178	210	388	135	246	381
Low Duration	10	192	202	8	145	153
Ready Reserves	131	—	131	125	—	125
December 31, 2012	William Blair Funds 137

	Redemptions (Shares)
	Year Ended December 31, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	5,556	4,123	9,679	5,345	5,968	11,313
Large Cap Growth	88	550	638	633	802	1,435
Small Cap Growth	5,073	9,629	14,702	8,432	7,958	16,390
Mid Cap Growth	1,251	4,392	5,643	465	2,990	3,455
Small Mid-Cap Growth	1,290	4,593	5,883	478	1,908	2,386
Global Leaders	150	1,585	1,735	204	334	538
International Growth	23,161	22,367	45,528	68,547	27,431	95,978
International Equity	207	1,569	1,776	549	9,168	9,717
International Leaders (a)	—	—	—	—	—	—
International Small Cap Growth	734	11,369	12,103	431	7,627	8,058
Emerging Markets Growth	358	1,558	1,916	911	4,152	5,063
Emerging Markets Leaders	1	745	746	3	1,006	1,009
Emerging Markets Small Cap Growth (b)	134	129	263	—	—	—
Large Cap Value (b)	—	—	—	—	—	—
Small Cap Value	1,543	3,881	5,424	2,509	3,505	6,014
Mid Cap Value	1	113	114	2	43	45
Small-Mid Cap Value (c)	—	3	3	—	—	—
Bond	579	2,114	2,693	95	4,083	4,178
Income	2,712	2,382	5,094	1,913	2,423	4,336
Low Duration	843	3,465	4,308	373	6,432	6,805
Ready Reserves	624,157	—	624,157	783,918	—	783,918

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Year Ended December 31, 2012			Year Ended December 31, 2011
Fund	Class N	Class I	Total	Class N	Class I	Total
Growth	1,536	4,809	6,345	1,449	207	1,656
Large Cap Growth	29	(168)	(139)	(508)	(346)	(854)
Small Cap Growth	(4,542)	(6,044)	(10,586)	(7,036)	(3,716)	(10,752)
Mid Cap Growth	654	15,760	16,414	1,477	2,843	4,320
Small Mid-Cap Growth	333	7,520	7,853	758	4,138	4,896
Global Leaders	88	28	116	(145)	65	(80)
International Growth	(11,767)	2,558	(9,209)	(54,688)	(4,921)	(59,609)
International Equity	(173)	(1,157)	(1,330)	(491)	(6,991)	(7,482)
International Leaders (a)	50	401	451	—	—	—
International Small Cap Growth	(575)	(5,339)	(5,914)	(5)	5,293	5,288
Emerging Markets Growth	(318)	(354)	(672)	(613)	(1,183)	(1,796)
Emerging Markets Leaders	21	(31)	(10)	1	1,245	1,246
Emerging Markets Small Cap Growth (b)	128	442	570	104	232	336
Large Cap Value (b)	23	64	87	100	146	246
Small Cap Value	(456)	(1,156)	(1,612)	819	5,942	6,761
Mid Cap Value	1	(75)	(74)	6	116	122
Small-Mid Cap Value (c)	2	4	6	82	124	206
Bond	2,148	1,193	3,341	346	321	667
Income	2,414	423	2,837	927	(1,210)	(283)
Low Duration	504	7,564	8,068	(64)	(518)	(582)
Ready Reserves	243,584	—	243,584	55,203	—	55,203

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
(b)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(c)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
138 Annual Report	December 31, 2012

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$10.73	$11.28	$9.89	$7.12		$11.70
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.01)	(0.02)		(0.05)
Net realized and unrealized gain (loss) on investments	1.69	(0.19)	1.40	2.79		(4.35)

Total from investment operations	1.68	(0.23)	1.39	2.77		(4.40)
Less distributions from:
Net investment income	0.00 ^	—	—	—		—
Net realized gain	0.36	0.32	—	—		0.18

Total distributions	0.36	0.32	—	—		0.18

Net asset value, end of year	$12.05	$10.73	$11.28	$9.89		$7.12

Total Return (%)	15.67	(1.93)	14.05	38.90		(37.61)
Ratios to average daily net assets (%):
Expenses	1.20	1.21	1.16	1.23		1.17
Net investment income (loss)	(0.06)	(0.37)	(0.13)	(0.20)		(0.54)
Net assets at end of year (in thousands)	$248,121	$204,476	$198,622	$186,964		$85,142
Portfolio turnover rate (%)	73	58	66	67		60

	Class I
	Years Ended December 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$11.18	$11.71	$10.24	$7.35		$12.02
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.00 ^	0.02	0.01		(0.02)
Net realized and unrealized gain (loss) on investments	1.75	(0.20)	1.45	2.88		(4.65)

Total from investment operations	1.79	(0.20)	1.47	2.89		(4.67)
Less distributions from:
Net investment income	0.03	0.01	0.00 ^	0.00	^	—
Net realized gain	0.36	0.32	—	—		—

Total distributions	0.39	0.33	—	0.00	^	—

Net asset value, end of year	$12.58	$11.18	$11.71	$10.24		$7.35

Total Return (%)	16.03	(1.60)	14.36	39.34		(37.35)
Ratios to average daily net assets (%):
Expenses	0.89	0.86	0.84	0.89		0.85
Net investment income (loss)	0.30	(0.03)	(0.03)	0.14		(0.22)
Net assets at end of year (in thousands)	$468,124	$362,266	$376,991	$285,909		$153,444
Portfolio turnover rate (%)	73	58	66	67		60

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 139

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.88	$7.14	$6.16	$4.68	$7.52
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.00)^	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.28	(0.25)	0.98	1.49	(2.82)

Total from investment operations	1.26	(0.26)	0.98	1.48	(2.84)
Less distributions from:
Net investment income	—	—	—	—	0.00 ^
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	0.00 ^

Net asset value, end of year	$8.14	$6.88	$7.14	$6.16	$4.68

Total Return (%)	18.31	(3.64)	15.91	31.62	(37.76)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.21	1.23	1.23
Expenses, before waivers and reimbursements	1.57	1.51	1.53	2.28	1.85
Net investment income (loss), net of waivers and reimbursements	(0.21)	(0.13)	(0.08)	(0.13)	(0.29)
Net investment income (loss), before waivers and reimbursements	(0.58)	(0.44)	(0.40)	(1.18)	(0.91)
Net assets at end of year (in thousands)	$4,238	$3,387	$7,135	$5,952	$4,842
Portfolio turnover rate (%)	50	67	54	88	85

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$7.03	$7.30	$6.30	$4.77	$7.64
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.01	0.02	0.01	0.00 ^
Net realized and unrealized gain (loss) on investments	1.32	(0.27)	1.00	1.52	(2.87)

Total from investment operations	1.32	(0.26)	1.01	1.53	(2.87)
Less distributions from:
Net investment income	—	0.01	0.01	0.00 ^	0.00 ^
Net realized gain	—	—	—	—	—

Total distributions	—	0.01	0.01	0.00 ^	0.00 ^

Net asset value, end of year	$8.35	$7.03	$7.30	$6.30	$4.77

Total Return (%)	18.78	(3.54)	16.03	32.17	(37.56)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.95	0.95	0.96	0.98	0.98
Expenses, before waivers and reimbursements	1.23	1.16	1.16	1.26	1.21
Net investment income (loss), net of waivers and reimbursements	0.03	0.11	0.16	0.12	(0.04)
Net investment income (loss), before waivers and reimbursements	(0.25)	(0.10)	(0.04)	(0.16)	(0.27)
Net assets at end of year (in thousands)	$24,175	$21,562	$24,900	$24,359	$18,437
Portfolio turnover rate (%)	50	67	54	88	85

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

140 Annual Report	December 31, 2012

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$20.13	$23.22	$19.99	$11.79	$23.30
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.28)	(0.21)	(0.15)	(0.19)
Net realized and unrealized gain (loss) on investments	3.87	(2.81)	3.44	8.35	(10.73)

Total from investment operations	3.65	(3.09)	3.23	8.20	(10.92)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.10	—	—	—	0.59

Total distributions	0.10	—	—	—	0.59

Net asset value, end of year	$23.68	$20.13	$23.22	$19.99	$11.79

Total Return (%)	18.15	(13.31)	16.16	69.55	(46.85)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.59	1.59	1.52	1.55	1.50
Net investment income (loss), net of waivers and reimbursements	(0.96)	(1.25)	(1.03)	(0.93)	(1.05)
Net investment income (loss), before waivers and reimbursements	(1.05)	(1.34)	(1.05)	(0.98)	(1.05)
Net assets at end of year (in thousands)	$130,382	$352,397	$396,767	$469,746	$224,612
Portfolio turnover rate (%)	89	99	117	122	135

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$20.91	$24.07	$20.64	$12.14	$23.89
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.23)	(0.16)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	4.01	(2.93)	3.59	8.61	(11.61)

Total from investment operations	3.85	(3.16)	3.43	8.50	(11.75)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.10	—	—	—	—

Total distributions	0.10	—	—	—	—

Net asset value, end of year	$24.66	$20.91	$24.07	$20.64	$12.14

Total Return (%)	18.43	(13.13)	16.62	70.02	(46.70)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.20	1.20
Expenses, before waivers and reimbursements	1.35	1.35	1.25	1.20	1.20
Net investment income (loss), net of waivers and reimbursements	(0.71)	(1.00)	(0.76)	(0.63)	(0.75)
Net investment income (loss), before waivers and reimbursements	(0.81)	(1.10)	(0.76)	(0.63)	(0.75)
Net assets at end of year (in thousands)	$266,431	$202,341	$494,822	$293,052	$177,015
Portfolio turnover rate (%)	89	99	117	122	135

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 141

Financial Highlights

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.66	$12.50	$10.08	$7.41	$11.35
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.08)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	1.29	0.25	2.47	2.71	(3.87)

Total from investment operations	1.27	0.17	2.42	2.67	(3.94)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.28	1.01	—	—	0.00 ^

Total distributions	0.28	1.01	—	—	0.00 ^

Net asset value, end of year	$12.65	$11.66	$12.50	$10.08	$7.41

Total Return (%)	10.90	1.65	24.01	36.03	(34.71)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.36	1.36
Expenses, before waivers and reimbursements	1.42	1.43	1.42	2.13	2.03
Net investment income (loss), net of waivers and reimbursements	(0.15)	(0.65)	(0.42)	(0.51)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.22)	(0.73)	(0.49)	(1.28)	(1.43)
Net assets at end of year (in thousands)	$40,940	$30,093	$13,802	$10,379	$4,803
Portfolio turnover rate (%)	62	69	73	87	76

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.87	$12.68	$10.20	$7.48	$11.42
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.05)	0.02	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	1.31	0.25	2.50	2.74	(3.89)

Total from investment operations	1.34	0.20	2.48	2.72	(3.94)
Less distributions from:
Net investment income	0.02	—	—	—	—
Net realized gain	0.28	1.01	—	—	—

Total distributions	0.30	1.01	—	—	—

Net asset value, end of year	$12.91	$11.87	$12.68	$10.20	$7.48

Total Return (%)	11.30	1.86	24.31	36.36	(34.50)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.07	1.10	1.10	1.11	1.11
Expenses, before waivers and reimbursements	1.07	1.13	1.15	1.28	1.23
Net investment income (loss), net of waivers and reimbursements	0.19	(0.42)	(0.14)	(0.26)	(0.51)
Net investment income (loss), before waivers and reimbursements	0.19	(0.45)	(0.19)	(0.43)	(0.63)
Net assets at end of year (in thousands)	$329,295	$115,661	$87,446	$60,455	$35,723
Portfolio turnover rate (%)	62	69	73	87	76

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

142 Annual Report	December 31, 2012

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.00	$14.40	$11.73	$8.16	$13.10
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.11)	(0.09)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	1.57	0.03	2.76	3.63	(4.91)

Total from investment operations	1.59	(0.08)	2.67	3.57	(4.94)
Less distributions from:
Net investment income	0.02	—	—	—	—
Net realized gain	0.36	1.32	—	—	0.00 ^

Total distributions	0.38	1.32	—	—	0.00 ^

Net asset value, end of year	$14.21	$13.00	$14.40	$11.73	$8.16

Total Return (%)	12.20	(0.27)	22.76	43.75	(37.71)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.36	1.36
Expenses, before waivers and reimbursements	1.47	1.46	1.46	1.49	1.41
Net investment income (loss), net of waivers and reimbursements	0.16	(0.77)	(0.76)	(0.60)	(0.26)
Net investment income (loss), before waivers and reimbursements	0.04	(0.88)	(0.87)	(0.73)	(0.31)
Net assets at end of year (in thousands)	$42,015	$34,123	$26,876	$23,576	$7,954
Portfolio turnover rate (%)	82	75	93	112	77

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.32	$14.68	$11.93	$8.27	$13.24
Income (loss) from investment operations:
Net investment income (loss)	0.07	(0.08)	(0.06)	(0.03)	0.00
Net realized and unrealized gain (loss) on investments	1.58	0.04	2.81	3.69	(4.97)

Total from investment operations	1.65	(0.04)	2.75	3.66	(4.97)
Less distributions from:
Net investment income	0.06	—	—	0.00 ^	—
Net realized gain	0.36	1.32	—	—	—

Total distributions	0.42	1.32	—	0.00 ^	—

Net asset value, end of year	$14.55	$13.32	$14.68	$11.93	$8.27

Total Return (%)	12.36	0.01	23.05	44.26	(37.54)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.11	1.11
Expenses, before waivers and reimbursements	1.20	1.12	1.11	1.18	1.17
Net investment income (loss), net of waivers and reimbursements	0.48	(0.54)	(0.50)	(0.33)	0.03
Net investment income (loss), before waivers and reimbursements	0.38	(0.56)	(0.51)	(0.40)	(0.03)
Net assets at end of year (in thousands)	$349,345	$219,474	$181,189	$123,252	$75,525
Portfolio turnover rate (%)	82	75	93	112	77

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 143

Financial Highlights

Global Leaders Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.10	$8.40	$6.97	$4.96	$9.89
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.02	(0.01)	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	1.37	(0.31)	1.44	2.02	(4.98)

Total from investment operations	1.40	(0.29)	1.43	2.01	(4.90)
Less distributions from:
Net investment income	0.03	—	—	—	0.03
Net realized gain	—	—	—	—	—

Total distributions	0.03	—	—	—	0.03

Net asset value, end of year	$9.47	$8.10	$8.40	$6.97	$4.96

Total Return (%)	17.25	(3.47)	20.52	40.52	(49.52)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.52	1.55	1.55
Expenses, before waivers and reimbursements	1.84	1.82	1.93	2.61	2.17
Net investment income (loss), net of waivers and reimbursements	0.29	0.29	(0.09)	(0.17)	0.98
Net investment income (loss), before waivers and reimbursements	(0.05)	(0.03)	(0.50)	(1.23)	0.36
Net assets at end of year (in thousands)	$5,215	$3,740	$5,101	$4,721	$3,652
Portfolio turnover rate (%)	73	75	96	133	124

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.09	$8.40	$6.96	$4.94	$9.91
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.04	0.02	0.00 ^	0.08
Net realized and unrealized gain (loss) on investments	1.38	(0.31)	1.43	2.02	(4.98)

Total from investment operations	1.43	(0.27)	1.44	2.02	(4.90)
Less distributions from:
Net investment income	0.05	0.04	0.00 ^	0.00 ^	0.07
Net realized gain	—	—	—	—	—

Total distributions	0.05	0.04	0.00 ^	0.00 ^	0.07

Net asset value, end of year	$9.47	$8.09	$8.40	$6.96	$4.94

Total Return (%)	17.64	(3.26)	20.73	40.90	(49.41)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.27	1.30	1.30
Expenses, before waivers and reimbursements	1.56	1.55	1.62	1.62	1.74
Net investment income (loss), net of waivers and reimbursements	0.54	0.52	0.16	0.05	1.05
Net investment income (loss), before waivers and reimbursements	0.23	0.22	(0.19)	(0.27)	0.61
Net assets at end of year (in thousands)	$45,757	$38,834	$39,776	$33,566	$24,353
Portfolio turnover rate (%)	73	75	96	133	124

(a)	Excludes $0.00, $0.00, $0.00, $0.00 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009 and 2008, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

144 Annual Report	December 31, 2012

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$18.68	$21.85	$18.55	$13.12	$29.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.26	0.14	0.07	0.29
Net realized and unrealized gain (loss) on investments	4.16	(3.43)	3.58	5.47	(15.54)

Total from investment operations	4.42	(3.17)	3.72	5.54	(15.25)
Less distributions from:
Net investment income	0.67	—	0.42	0.11	—
Net realized gain	—	—	—	—	0.75

Total distributions	0.67	—	0.42	0.11	0.75

Net asset value, end of year	$22.43	$18.68	$21.85	$18.55	$13.12

Total Return (%)	23.67	(14.51)	20.09	42.27	(52.33)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.44	1.45	1.43	1.45	1.39
Expenses, before waivers and reimbursements	1.44	1.46	1.43	1.46	1.39
Net investment income (loss), net of waivers and reimbursements	1.25	1.22	0.73	0.48	1.29
Net investment income (loss), before waivers and reimbursements	1.25	1.21	0.73	0.47	1.29
Net assets at end of year (in thousands)	$1,269,736	$1,277,534	$2,689,418	$2,539,596	$1,980,750
Portfolio turnover rate (%)	81	105	99	121	91

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$19.10	$22.34	$18.95	$13.40	$29.61
Income (loss) from investment operations:
Net investment income (loss) (a)	0.32	0.30	0.20	0.12	0.37
Net realized and unrealized gain (loss) on investments	4.25	(3.48)	3.67	5.59	(16.58)

Total from investment operations	4.57	(3.18)	3.87	5.71	(16.21)
Less distributions from:
Net investment income	0.73	0.06	0.48	0.16	—
Net realized gain	—	—	—	—	—

Total distributions	0.73	0.06	0.48	0.16	—

Net asset value, end of year	$22.94	$19.10	$22.34	$18.95	$13.40

Total Return (%)	23.96	(14.23)	20.47	42.63	(52.17)
Ratios to average daily net assets (%):
Expenses	1.15	1.15	1.14	1.17	1.08
Net investment income (loss)	1.51	1.40	0.99	0.74	1.58
Net assets at end of year (in thousands)	$2,402,897	$1,951,368	$2,392,762	$1,933,812	$1,150,188
Portfolio turnover rate (%)	81	105	99	121	91

(a)	Excludes $0.10, $0.00, $0.13, $0.08 and $(0.18) of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009, and 2008, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 145

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.56	$12.12	$11.07	$8.35	$16.53
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.13	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	1.75	(1.69)	1.15	2.64	(8.16)

Total from investment operations	1.86	(1.56)	1.21	2.73	(8.06)
Less distributions from:
Net investment income	0.37	—	0.16	0.01	—
Net realized gain	—	—	—	—	0.12

Total distributions	0.37	—	0.16	0.01	0.12

Net asset value, end of year	$12.05	$10.56	$12.12	$11.07	$8.35

Total Return (%)	17.57	(12.87)	10.92	32.69	(48.75)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.71	1.60	1.66	1.59	1.45
Net investment income (loss), net of waivers and reimbursements	0.95	1.09	0.55	1.03	0.80
Net investment income (loss), before waivers and reimbursements	0.69	0.94	0.34	0.89	0.80
Net assets at end of year (in thousands)	$5,648	$6,773	$13,733	$15,436	$42,824
Portfolio turnover rate (%)	80	102	71	88	92

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.67	$12.22	$11.16	$8.44	$16.66
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.17	0.10	0.08	0.15
Net realized and unrealized gain (loss) on investments	1.77	(1.72)	1.15	2.70	(8.37)

Total from investment operations	1.91	(1.55)	1.25	2.78	(8.22)
Less distributions from:
Net investment income	0.40	—	0.19	0.06	—
Net realized gain	—	—	—	—	—

Total distributions	0.40	—	0.19	0.06	—

Net asset value, end of year	$12.18	$10.67	$12.22	$11.16	$8.44

Total Return (%)	17.89	(12.68)	11.19	32.93	(48.61)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.44	1.33	1.28	1.39	1.22
Net investment income (loss), net of waivers and reimbursements	1.17	1.43	0.88	0.86	1.12
Net investment income (loss), before waivers and reimbursements	0.93	1.30	0.80	0.67	1.10
Net assets at end of year (in thousands)	$64,536	$68,884	$164,322	$282,732	$185,662
Portfolio turnover rate (%)	80	102	71	88	92

(a)	Excludes $0.01, $0.00, $0.04, $0.00 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2012, 011, 2010, 2009, and 2008, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146 Annual Report	December 31, 2012

Financial Highlights

International Leaders Fund

Class N
Period Ended December 31,
2012 (a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.00 ^
Net realized and unrealized gain (loss) on investments	0.82

Total from investment operations	0.82
Less distributions from:
Net investment income	0.01
Net realized gain	—

Total distributions	0.01

Net asset value, end of year	$10.81

Total Return (%)*	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45
Expenses, before waivers and reimbursements	4.98
Net investment income (loss), net of waivers and reimbursements	—
Net investment income (loss), before waivers and reimbursements	(3.53)
Net assets at end of year (in thousands)	$542
Portfolio turnover rate (%)*	16

Class I
Period Ended December 31,
2012 (a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01
Net realized and unrealized gain (loss) on investments	0.82

Total from investment operations	0.83
Less distributions from:
Net investment income	0.02
Net realized gain	—

Total distributions	0.02

Net asset value, end of year	$10.81

Total Return (%)*	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20
Expenses, before waivers and reimbursements	4.56
Net investment income (loss), net of waivers and reimbursements	0.22
Net investment income (loss), before waivers and reimbursements	(3.14)
Net assets at end of year (in thousands)	$4,336
Portfolio turnover rate (%)*	16
(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 147

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.36	$13.07	$10.40	$6.62	$13.98
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.07	0.03	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	2.27	(1.66)	2.66	3.79	(7.22)

Total from investment operations	2.35	(1.59)	2.69	3.78	(7.24)
Less distributions from:
Net investment income	0.25	0.12	0.02	—	—
Net realized gain	—	—	—	—	0.12

Total distributions	0.25	0.12	0.02	—	0.12

Net asset value, end of year	$13.46	$11.36	$13.07	$10.40	$6.62

Total Return (%)	20.73	(12.16)	25.88	57.10	(51.82)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.61	1.64	1.55	1.65	1.65
Expenses, before waivers and reimbursements	1.61	1.64	1.55	1.83	1.62
Net investment income (loss), net of waivers and reimbursements	0.65	0.55	0.30	(0.16)	(0.20)
Net investment income (loss), before waivers and reimbursements	0.65	0.55	0.30	(0.34)	(0.17)
Net assets at end of year (in thousands)	$14,771	$18,991	$21,916	$14,854	$11,363
Portfolio turnover rate (%)	76	85	85	136	78

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.46	$13.19	$10.49	$6.67	$14.01
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.12	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments	2.30	(1.69)	2.68	3.83	(7.35)

Total from investment operations	2.42	(1.57)	2.75	3.84	(7.34)
Less distributions from:
Net investment income	0.30	0.16	0.05	0.02	—
Net realized gain	—	—	—	—	—

Total distributions	0.30	0.16	0.05	0.02	—

Net asset value, end of year	$13.58	$11.46	$13.19	$10.49	$6.67

Total Return (%)	21.10	(11.84)	26.24	57.51	(51.56)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	1.28	1.25	1.31	1.31
Expenses, before waivers and reimbursements	1.30	1.28	1.25	1.31	1.28
Net investment income (loss), net of waivers and reimbursements	0.95	0.92	0.61	0.11	0.11
Net investment income (loss), before waivers and reimbursements	0.95	0.92	0.61	0.11	0.14
Net assets at end of year (in thousands)	$359,557	$364,574	$349,679	$210,561	$89,452
Portfolio turnover rate (%)	76	85	85	136	78

(a)	Excludes $0.04, $0.00, $0.15, $0.01 and $(0.02) of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009 and 2008, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148 Annual Report	December 31, 2012

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$11.16	$15.76	$12.87	$7.46		$21.92
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.07	(0.01)	0.00	^	0.11
Net realized and unrealized gain (loss) on investments	2.24	(2.84)	3.02	5.51		(13.63)

Total from investment operations	2.31	(2.77)	3.01	5.51		(13.52)
Less distributions from:
Net investment income	0.07	—	0.12	0.10		—
Net realized gain	—	1.83	—	—		0.94

Total distributions	0.07	1.83	0.12	0.10		0.94

Net asset value, end of year	$13.40	$11.16	$15.76	$12.87		$7.46

Total Return (%)	20.70	(17.29)	23.44	73.85		(61.71)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.69	1.68	1.63	1.70		1.67
Expenses, before waivers and reimbursements	1.69	1.68	1.63	1.81		1.65
Net investment income (loss), net of waivers and reimbursements	0.59	0.48	(0.05)	0.04		0.65
Net investment income (loss), before waivers and reimbursements	0.59	0.48	(0.05)	(0.07)		0.67
Net assets at end of year (in thousands)	$16,724	$17,474	$34,324	$27,271		$16,486
Portfolio turnover rate (%)	90	106	121	113		118

	Class I
	Years Ended December 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of year	$11.25	$15.87	$12.95	$7.51		$21.99
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.11	0.04	0.03		0.15
Net realized and unrealized gain (loss) on investments	2.25	(2.85)	3.03	5.54		(14.63)

Total from investment operations	2.36	(2.74)	3.07	5.57		(14.48)
Less distributions from:
Net investment income	0.11	0.05	0.15	0.13		—
Net realized gain	—	1.83	—	—		—

Total distributions	0.11	1.88	0.15	0.13		—

Net asset value, end of year	$13.50	$11.25	$15.87	$12.95		$7.51

Total Return (%)	21.01	(17.00)	23.77	74.18		(61.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.41	1.38	1.36	1.41		1.41
Expenses, before waivers and reimbursements	1.41	1.38	1.36	1.41		1.39
Net investment income (loss), net of waivers and reimbursements	0.86	0.77	0.26	0.31		0.91
Net investment income (loss), before waivers and reimbursements	0.86	0.77	0.26	0.31		0.93
Net assets at end of year (in thousands)	$144,942	$124,739	$194,763	$180,329		$69,363
Portfolio turnover rate (%)	90	106	121	113		118

(a)	Excludes $0.00, $0.01, $0.11, $0.15 and $(0.09) of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009 and 2008, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 149

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	Periods Ended December 31,
	2012	2011	2010(a)
Net asset value, beginning of year	$7.68	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss) (c)	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	1.54	(2.08)	1.64

Total from investment operations	1.56	(2.04)	1.62
Less distributions from:
Net investment income	0.04	—	0.02
Net realized gain	—	0.62	0.06
Total distributions	0.04	0.62	0.08

Net asset value, end of year	$9.20	$7.68	$10.34

Total Return (%)*	20.37	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65
Expenses, before waivers and reimbursements	2.10	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	0.26	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	(0.19)	0.26	(0.44)
Net assets at end of year (in thousands)	$249	$46	$53
Portfolio turnover rate (%)*	94	142	176

	Class I
	Periods Ended December 31,
	2012	2011	2010	2009	2008(b)
Net asset value, beginning of year	$7.66	$10.35	$8.43	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.07	0.06	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	1.51	(2.08)	1.98	3.73	(5.25)

Total from investment operations	1.58	(2.02)	2.00	3.75	(5.21)
Less distributions from:
Net investment income	0.06	0.05	0.02	0.11	0.00^
Net realized gain	—	0.62	0.06	—	—
Return of capital	—	0.00 ^	—	—	—

Total distributions	0.06	0.67	0.08	0.11	0.00^

Net asset value, end of year	$9.18	$7.66	$10.35	$8.43	$4.79

Total Return (%)*	20.64	(19.34)	23.70	78.38	(52.09)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.75	1.58	1.52	1.54	1.56
Net investment income (loss), net of waivers and reimbursements	0.83	0.69	0.25	0.37	0.70
Net investment income (loss), before waivers and reimbursements	0.48	0.51	0.13	0.23	0.54
Net assets at end of year (in thousands)	$25,628	$21,610	$16,332	$8,823	$2,914
Portfolio turnover rate (%)*	94	142	176	176	151

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	Excludes $0.00, $0.00, $0.96, $1.29, and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009, and 2008, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150 Annual Report	December 31, 2012

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	Periods Ended December 31,
	2012	2011(a)
Net asset value, beginning of year	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	3.27	(0.27)

Total from investment operations	3.33	(0.27)
Less distributions from:
Net investment income	0.07	—
Net realized gain	—	—

Total distributions	0.07	—

Net asset value, end of year	$12.99	$9.73

Total Return (%)*	34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	3.30
Expenses, before waivers and reimbursements	4.76	19.05
Net investment income (loss), net of waivers and reimbursements	0.56	0.17
Net investment income (loss), before waivers and reimbursements	(2.54)	(15.60)
Net assets at end of year (in thousands)	$3,016	$1,012
Portfolio turnover rate (%)*	78	17

	Class I
	Periods Ended December 31,
	2012	2011(a)
Net asset value, beginning of year	$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.01
Net realized and unrealized gain (loss) on investments	3.29	(0.28)

Total from investment operations	3.37	(0.27)
Less distributions from:
Net investment income	0.11	—
Net realized gain	—	—

Total distributions	0.11	—

Net asset value, end of year	$12.99	$9.73

Total Return (%)*	34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	2.80
Expenses, before waivers and reimbursements	4.40	18.57
Net investment income (loss), net of waivers and reimbursements	0.70	0.66
Net investment income (loss), before waivers and reimbursements	(2.30)	(15.11)
Net assets at end of year (in thousands)	$8,763	$2,260
Portfolio turnover rate (%)*	78	17

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	Excludes $0.05 and $0.00, of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the year 2012 and 2011 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 151

Financial Highlights

Large Cap Value Fund

	Class N
	Periods Ended December 31,
	2012	2011(a)
Net asset value, beginning of year	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.03
Net realized and unrealized gain (loss) on investments	1.57	(0.05)

Total from investment operations	1.68	(0.02)
Less distributions from:
Net investment income	0.09	0.03
Net realized gain	—	0.00 ^

Total distributions	0.09	0.03

Net asset value, end of year	$11.54	$9.95

Total Return (%)*	16.92	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20
Expenses, before waivers and reimbursements	4.25	7.83
Net investment income (loss), net of waivers and reimbursements	0.96	1.41
Net investment income (loss), before waivers and reimbursements	(2.09)	(5.22)
Net assets at end of year (in thousands)	$1,416	$998
Portfolio turnover rate (%)*	20	5

	Class I
	Periods Ended December 31,
	2012	2011(a)
Net asset value, beginning of year	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.03
Net realized and unrealized gain (loss) on investments	1.58	(0.05)

Total from investment operations	1.72	(0.02)
Less distributions from:
Net investment income	0.12	0.03
Net realized gain	—	0.00 ^

Total distributions	0.12	0.03

Net asset value, end of year	$11.55	$9.95

Total Return (%)*	17.28	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.95
Expenses, before waivers and reimbursements	4.06	7.58
Net investment income (loss), net of waivers and reimbursements	1.22	1.66
Net investment income (loss), before waivers and reimbursements	(1.89)	(4.97)
Net assets at end of year (in thousands)	$2,429	$1,455
Portfolio turnover rate (%)*	20	5

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152 Annual Report	December 31, 2012

Financial Highlights

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.26	$13.71	$10.49	$8.33	$11.31
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.00 ^	0.03	0.06	0.09
Net realized and unrealized gain (loss) on investments	1.43	(0.97)	3.22	2.13	(3.02)

Total from investment operations	1.53	(0.97)	3.25	2.19	(2.93)
Less distributions from:
Net investment income	0.08	0.02	0.03	0.03	0.05
Net realized gain	0.06	0.46	—	—	—
Return of capital	—	0.00 ^	—	—	—

Total distributions	0.14	0.48	0.03	0.03	0.05

Net asset value, end of year	$13.65	$12.26	$13.71	$10.49	$8.33

Total Return (%)	12.49	(6.95)	30.94	26.24	(25.85)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.43	1.38	1.33	1.29	1.29
Expenses, before waivers and reimbursements	1.60	1.60	1.57	1.78	1.82
Net investment income (loss), net of waivers and reimbursements	0.78	(0.01)	0.25	0.68	0.84
Net investment income (loss), before waivers and reimbursements	0.61	(0.23)	0.01	0.19	0.31
Net assets at end of year (in thousands)	$39,084	$40,712	$34,285	$7,745	$7,061
Portfolio turnover rate (%)	51	65	71	62	87

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.47	$13.93	$10.65	$8.45	$11.50
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.03	0.05	0.08	0.11
Net realized and unrealized gain (loss) on investments	1.45	(0.98)	3.27	2.16	(3.08)

Total from investment operations	1.59	(0.95)	3.32	2.24	(2.97)
Less distributions from:
Net investment income	0.12	0.03	0.04	0.04	0.08
Net realized gain	0.06	0.46	—	—	—
Return of capital	—	0.02	—	—	—

Total distributions	0.18	0.51	0.04	0.04	0.08

Net asset value, end of year	$13.88	$12.47	$13.93	$10.65	$8.45

Total Return (%)	12.73	(6.68)	31.16	26.56	(25.77)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.18	1.14	1.10	1.09	1.09
Expenses, before waivers and reimbursements	1.29	1.30	1.29	1.50	1.57
Net investment income (loss), net of waivers and reimbursements	1.02	0.26	0.43	0.86	1.06
Net investment income (loss), before waivers and reimbursements	0.91	0.10	0.24	0.45	0.58
Net assets at end of year (in thousands)	$196,184	$190,686	$130,214	$47,114	$29,188
Portfolio turnover rate (%)	51	65	71	62	87

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 153

Financial Highlights

Mid Cap Value Fund

	Class N
	Periods Ended December 31,
	2012	2011	2010(a)
Net asset value, beginning of year	$10.48	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.12	0.09
Net realized and unrealized gain (loss) on investments	1.34	(0.17)	0.74

Total from investment operations	1.42	(0.05)	0.83
Less distributions from:
Net investment income	0.08	0.09	0.06
Net realized gain	0.43	0.13	0.02

Total distributions	0.51	0.22	0.08

Net asset value, end of year	$11.39	$10.48	$10.75

Total Return (%)*	13.54	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35
Expenses, before waivers and reimbursements	3.40	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	0.70	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(1.35)	(1.35)	(2.82)
Net assets at end of year (in thousands)	$79	$58	$4
Portfolio turnover rate (%)*	63	68	35

	Class I
	Periods Ended December 31,
	2012	2011	2010(a)
Net asset value, beginning of year	$10.48	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	1.35	(0.17)	0.75

Total from investment operations	1.45	(0.04)	0.86
Less distributions from:
Net investment income	0.11	0.11	0.08
Net realized gain	0.43	0.13	0.02

Total distributions	0.54	0.24	0.10

Net asset value, end of year	$11.39	$10.48	$10.76

Total Return (%)*	13.77	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.13	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	0.92	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.11)	(1.30)	(2.72)
Net assets at end of year (in thousands)	$4,058	$4,515	$3,389
Portfolio turnover rate (%)*	63	68	35

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154 Annual Report	December 31, 2012

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	Periods Ended December 31,
	2012	2011(a)
Net asset value, beginning of year	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	1.15	0.45

Total from investment operations	1.25	0.45
Less distributions from:
Net investment income	0.09	—
Net realized gain	0.32	—

Total distributions	0.41	—

Net asset value, end of year	$11.29	$10.45

Total Return (%)*	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40
Expenses, before waivers and reimbursements	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(4.07)	(16.75)
Net assets at end of year (in thousands)	$950	$860
Portfolio turnover rate (%)*	56	2

	Class I
	Periods Ended December 31,
	2012	2011(a)
Net asset value, beginning of year	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	1.15	0.45

Total from investment operations	1.28	0.45
Less distributions from:
Net investment income	0.12	—
Net realized gain	0.32	—

Total distributions	0.44	—

Net asset value, end of year	$11.29	$10.45

Total Return (%)*	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.15	1.15
Expenses, before waivers and reimbursements	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(3.61)	(16.49)
Net assets at end of year (in thousands)	$1,442	$1,296
Portfolio turnover rate (%)*	56	2

(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 155

Financial Highlights

Bond Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.91	$10.70	$10.40	$9.82	$10.07
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.43	0.46	0.48	0.47
Net realized and unrealized gain (loss) on investments	0.53	0.34	0.35	0.59	(0.31)

Total from investment operations	0.89	0.77	0.81	1.07	0.16
Less distributions from:
Net investment income	0.45	0.47	0.48	0.49	0.41
Net realized gain	0.07	0.09	0.03	—	—

Total distributions	0.52	0.56	0.51	0.49	0.41

Net asset value, end of year	$11.28	$10.91	$10.70	$10.40	$9.82

Total Return (%)	8.33	7.41	7.86	11.11	1.64
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.81	0.76	0.70	1.40	2.47
Net investment income (loss), net of waivers and reimbursements	3.25	3.97	4.25	4.76	4.69
Net investment income (loss), before waivers and reimbursements	3.09	3.86	4.20	4.01	2.87
Net assets at end of year (in thousands)	$32,867	$8,345	$4,479	$3,580	$407
Portfolio turnover rate (%)	25	28	25	29	52

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.80	$10.59	$10.31	$9.72	$10.04
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.45	0.47	0.49	0.48
Net realized and unrealized gain (loss) on investments	0.52	0.33	0.33	0.59	(0.31)

Total from investment operations	0.90	0.80	0.80	1.08	0.17
Less distributions from:
Net investment income	0.46	0.48	0.49	0.49	0.49
Net realized gain	0.07	0.09	0.03	—	—

Total distributions	0.53	0.57	0.52	0.49	0.49

Net asset value, end of year	$11.17	$10.80	$10.59	$10.31	$9.72

Total Return (%)	8.54	7.62	7.89	11.40	1.72
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.56	0.55	0.55	0.58	0.71
Net investment income (loss), net of waivers and reimbursements	3.45	4.17	4.41	4.92	4.90
Net investment income (loss), before waivers and reimbursements	3.39	4.12	4.36	4.84	4.69
Net assets at end of year (in thousands)	$172,836	$154,224	$147,807	$127,538	$63,763
Portfolio turnover rate (%)	25	28	25	29	52

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156 Annual Report	December 31, 2012

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.32	$9.22	$9.07	$8.69	$9.29
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.32	0.35	0.40	0.37
Net realized and unrealized gain (loss) on investments	0.31	0.15	0.19	0.44	(0.59)

Total from investment operations	0.55	0.47	0.54	0.84	(0.22)

Less distributions from:
Net investment income	0.32	0.37	0.39	0.46	0.38
Net realized gain	—	—	—	—	—

Total distributions	0.32	0.37	0.39	0.46	0.38

Net asset value, end of year	$9.55	$9.32	$9.22	$9.07	$8.69

Total Return (%)	6.00	5.21	6.04	9.88	(2.46)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.83	0.85	0.85	0.85	0.90
Expenses, before waivers and reimbursements	0.83	0.91	0.85	0.93	0.93
Net investment income (loss), net of waivers and reimbursements	2.49	3.40	3.79	4.48	4.38
Net investment income (loss), before waivers and reimbursements	2.49	3.34	3.79	4.41	4.35
Net assets at end of year (in thousands)	$68,947	$44,802	$35,755	$37,567	$47,009
Portfolio turnover rate (%)	33	39	29	40	38

	Class I
	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.25	$9.15	$9.00	$8.64	$9.30
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.34	0.37	0.41	0.39
Net realized and unrealized gain (loss) on investments	0.31	0.15	0.19	0.43	(0.59)

Total from investment operations	0.57	0.49	0.56	0.84	(0.20)

Less distributions from:
Net investment income	0.34	0.39	0.41	0.48	0.46
Net realized gain	—	—	—	—	—

Total distributions	0.34	0.39	0.41	0.48	0.46

Net asset value, end of year	$9.48	$9.25	$9.15	$9.00	$8.64

Total Return (%)	6.28	5.46	6.33	9.89	(2.26)
Ratios to average daily net assets (%):
Expenses	0.58	0.64	0.63	0.66	0.72
Net investment income (loss)	2.78	3.66	4.01	4.67	4.57
Net assets at end of year (in thousands)	$72,830	$67,183	$77,522	$80,041	$93,426
Portfolio turnover rate (%)	33	39	29	40	38

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 157

Financial Highlights

Low Duration Bond Fund

	Class N
	Periods Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.82	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.15	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.14	0.02	0.05	(0.07)

Total from investment operations	0.27	0.17	0.18	(0.06)
Less distributions from:
Net investment income	0.26	0.25	0.21	0.01
Net realized gain	—	—	—	—

Total distributions	0.26	0.25	0.21	0.01

Net asset value, end of year	$9.83	$9.82	$9.90	$9.93

Total Return (%)*	2.80	1.73	1.86	(0.60)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.70	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.74	0.73	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.37	1.52	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.33	1.49	1.25	1.03
Net assets at end of year (in thousands)	$11,216	$6,260	$6,937	$1,861
Portfolio turnover rate (%)*	20	43	51	—

	Class I
	Periods Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.82	$9.89	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.17	0.15	0.01
Net realized and unrealized gain (loss) on investments	0.14	0.02	0.04	(0.07)

Total from investment operations	0.29	0.19	0.19	(0.06)
Less distributions from:
Net investment income	0.28	0.26	0.23	0.01
Net realized gain	—	—	—	—

Total distributions	0.28	0.26	0.23	0.01

Net asset value, end of year	$9.83	$9.82	$9.89	$9.93

Total Return (%)*	2.96	1.99	1.89	(0.59)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.57	0.58	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.52	1.67	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.50	1.64	1.38	1.15
Net assets at end of year (in thousands)	$157,213	$82,828	$88,568	$79,773
Portfolio turnover rate (%)*	20	43	51	—

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158 Annual Report	December 31, 2012

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.00	^	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	—		—		—		—		—

Total from investment operations	0.00	^	0.00	^	0.00	^	0.00	^	0.02
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.00	^	0.02
Net realized gain	—		—		—		—		—
Return of capital	—		—		—		—		—

Total distributions	0.00	^	0.00	^	0.00	^	0.00	^	0.02

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return (%)	0.01		0.01		0.01		0.10		2.20
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.14		0.14		0.24		0.46		0.60
Expenses, before waivers and reimbursements	0.62		0.62		0.61		0.66		0.60
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.01		0.11		2.12
Net investment income (loss), before waivers and reimbursements	(0.47)		(0.47)		(0.36)		(0.09)		2.12
Net assets at end of year (in thousands)	$1,515,330		$1,271,746		$1,216,543		$1,352,901		$1,841,189

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 159

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Leaders Fund (formerly known as Global Growth Fund), International Growth Fund, International Equity Fund, International Leaders Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Markets Leaders Fund (formerly known as Emerging Leaders Growth Fund), Emerging Markets Small Cap Growth Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Value Fund, Small-Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund (collectively, the “Funds”) (twenty-one of the Funds constituting William Blair Funds) as of December 31, 2012, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of William Blair Funds at December 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 19, 2013

160 Annual Report	December 31, 2012

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 Since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Director, William Blair SICAV Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.;

Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings since 2009; formerly, co-founder and Managing Director, Oxford Capital Partners, Inc. from 1994 to 2006	25	Potbelly Sandwich Works, LLC

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (87 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (14 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002 to 2007.	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	25	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance
December 31, 2012	William Blair Funds 161

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital (2005-2009)		N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.		N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Partner, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President Vice President	Since 2011 2006-2011	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.		N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.		N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A
162 Annual Report	December 31, 2012

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.	N/A

Brian D. Singer, 1960	Senior Vice President Vice President	Since 2012 2011-2012

Partner, William Blair & Company, L.L.C.

Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)

N/A

Paul J. Sularz, 1967	Senior Vice President Vice President	Since 2012 2009-2012	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager Large Cap Value, Deutsche Asset Management (2002-2010)	N/A

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)	N/A

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)	N/A

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A
December 31, 2012	William Blair Funds 163

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)	N/A

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)	N/A

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a partner of William Blair & Company, L.L.C., the Fund’s investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all partners of William Blair & Company, L.L.C. also became limited partners in WBC Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

164 Annual Report	December 31, 2012

Approval of the Management Agreement for the William Blair International Leaders Fund

On April 24, 2012 and August 3, 2012, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair International Leaders Fund (the “Fund”), and William Blair & Company, L.L.C. (the “Advisor”). On April 23 and 24, 2012 and August 3, 2012, the Board met to consider the approval of the Management Agreement. On April 23 and 24, 2012 and August 2, 2012, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Fund, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Fund’s portfolio managers, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Fund. The Board considered that the proposed portfolio management team currently co-manages the William Blair Global Growth Fund and that a member of the portfolio management team currently manages the William Blair International Growth Fund and the William Blair Institutional International Growth Fund. The Board also considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer group of funds provided by Lipper Inc. The Lipper peer group for the Fund consisted of other no-load international large-cap growth funds. In considering the information, the Board noted that the proposed advisory fee for the Fund was slightly above the median of the Lipper peer group. The Board also considered that the Advisor had proposed to limit total operating expenses, including waiving advisory fees, if necessary, for each share class of the Fund until April 30, 2014. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the proposed advisory fee, that the Fund was newly organized and had no assets and the Advisor’s agreement to limit total expenses until April 30, 2014. The Board concluded that the expected profits to be realized by the Advisor were not expected to be unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds and the Fund’s estimated expense ratios giving effect to the Advisor’s agreement to limit total expenses until April 30, 2014, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

December 31, 2012	William Blair Funds 165

(unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of William Blair Funds (the “Trust”) was held on August 2, 2012 in the 2nd Floor Conference Room at 222 West Adams Street, Chicago, Illinois 60606. At the Meeting, the following matter was voted upon by shareholders (the resulting votes are presented below).

1.	Election of Trustees to the Board of Trustees of the Trust. (“Number of Votes” represents all series of the Trust.)

	Number of Votes:
Trustee	For	Withhold
Vann A. Avedisian	1,644,687,158.154	12,090,164.011
Phillip O. Peterson	1,644,159,693.572	12,617,628.593
Lisa A. Pollina*	1,644,478,204.339	12,299,117.826
Donald J. Reaves	1,642,694,755.277	14,082,566.888
Donald L. Seeley	1,644,312,102.168	12,465,219.997
Michelle R. Seitz	1,640,209,136.710	16,568,185.455
Thomas J. Skelly	1,643,851,882.961	12,925,439.204
Richard W. Smirl	1,640,721,918.768	16,055,403.397

*	Ms. Pollina resigned from the Board of Trustees on October 23, 2012.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2012:

Growth Fund	Small Cap Growth	Mid Cap Growth	Small Mid Cap Growth
20,221,469	1,671,239	7,948,197	9,118,849

Small Cap Value	Mid Cap Value	Small Mid Cap Value	Bond Fund
946,031	145,618	123	1,934,272
166 Annual Report	December 31, 2012

The following table provides the percentage of the 2012 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Fund	Dividend Received Deduction%	Qualified Dividend Income%
Growth	100.00%	100.00%
Large Cap Growth	0.00%	0.00%
Small Cap Growth	0.00%	0.00%
Mid Cap Growth	100.00%	100.00%
Small Mid-Cap Growth	99.13%	100.00%
Global Leaders	100.00%	100.00%
International Growth	0.00%	72.82%
International Equity	0.00%	70.29%
International Leaders	0.42%	92.76%
International Small Cap Growth	0.00%	78.98%
Emerging Markets Growth	0.27%	100.00%
Emerging Markets Leaders	0.00%	100.00%
Emerging Markets Small Cap Growth	0.21%	100.00%
Large Cap Value	100.00%	100.00%
Small Cap Value	100.00%	100.00%
Mid Cap Value	89.10%	100.00%
Small-Mid Cap Value	38.86%	47.73%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.00%	0.00%

In January 2013, investors were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by investors in the calendar year 2012.

December 31, 2012	William Blair Funds 167

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Fund), service fees (for Class N shares of the Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2012 to December 30, 2012.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

168 Annual Report	December 31, 2012

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During the Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,061.71	$6.17	1.19%
Class N—hypothetical 5% return	1,000.00	1,019.15	6.04	1.19
Class I—actual return	1,000.00	1,063.30	4.66	0.90
Class I—hypothetical 5% return	1,000.00	1,020.62	4.56	0.90
Large Cap Growth Fund
Class N—actual return	1,000.00	1,055.77	6.20	1.20
Class N—hypothetical 5% return	1,000.00	1,019.10	6.09	1.20
Class I—actual return	1,000.00	1,056.96	4.91	0.95
Class I—hypothetical 5% return	1,000.00	1,020.36	4.82	0.95
Small Cap Growth Fund
Class N—actual return	1,000.00	1,082.02	7.85	1.50
Class N—hypothetical 5% return	1,000.00	1,017.60	7.61	1.50
Class I—actual return	1,000.00	1,083.23	6.55	1.25
Class I—hypothetical 5% return	1,000.00	1,018.85	6.34	1.25
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,036.18	6.91	1.35
Class N—hypothetical 5% return	1,000.00	1,018.35	6.85	1.35
Class I—actual return	1,000.00	1,037.81	5.53	1.08
Class I—hypothetical 5% return	1,000.00	1,019.71	5.48	1.08
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,068.54	6.95	1.34
Class N—hypothetical 5% return	1,000.00	1,018.42	6.78	1.34
Class I—actual return	1,000.00	1,069.04	5.72	1.10
Class I—hypothetical 5% return	1,000.00	1,019.61	5.58	1.10
Global Leaders Fund
Class N—actual return	1,000.00	1,079.20	7.84	1.50
Class N—hypothetical 5% return	1,000.00	1,017.60	7.61	1.50
Class I—actual return	1,000.00	1,081.49	6.54	1.25
Class I—hypothetical 5% return	1,000.00	1,018.85	6.34	1.25
International Growth Fund
Class N—actual return	1,000.00	1,148.74	7.62	1.41
Class N—hypothetical 5% return	1,000.00	1,018.04	7.16	1.41
Class I—actual return	1,000.00	1,149.89	6.17	1.14
Class I—hypothetical 5% return	1,000.00	1,019.40	5.79	1.14
International Equity Fund
Class N—actual return	1,000.00	1,124.54	7.74	1.45
Class N—hypothetical 5% return	1,000.00	1,017.85	7.35	1.45
Class I—actual return	1,000.00	1,126.16	6.41	1.20
Class I—hypothetical 5% return	1,000.00	1,019.10	6.09	1.20
International Leaders Fund
Class N—actual return(b)	1,000.00	1,106.60	7.68	1.45
Class N—hypothetical 5% return (6 month period)	1,000.00	1,017.85	7.35	1.45
Class I—actual return(b)	1,000.00	1,108.60	6.36	1.20
Class I—hypothetical 5% return (6 month period)	1,000.00	1,019.10	6.09	1.20
International Small Cap Growth Fund
Class N—actual return	1,000.00	1,137.22	8.48	1.58
Class N—hypothetical 5% return	1,000.00	1,017.20	8.01	1.58
Class I—actual return	1,000.00	1,139.40	7.01	1.30
Class I—hypothetical 5% return	1,000.00	1,018.59	6.61	1.30

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 366 (to reflect the one-half year period).
(b)	For the period August 16, 2012 (Commencement of Operations) to December 31, 2012.
December 31, 2012	William Blair Funds 169

Expense Example	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During the Period(a)	Annualized Expense Ratio
Emerging Markets Growth Fund
Class N—actual return	$1,000.00	$1,127.25	$8.98	1.68%
Class N—hypothetical 5% return	1,000.00	1,016.70	8.51	1.68
Class I—actual return	1,000.00	1,127.85	7.55	1.41
Class I—hypothetical 5% return	1,000.00	1,018.04	7.16	1.41
Emerging Markets Leaders Fund
Class N—actual return	1,000.00	1,125.97	8.82	1.65
Class N—hypothetical 5% return	1,000.00	1,016.84	8.36	1.65
Class I—actual return	1,000.00	1,128.32	7.49	1.40
Class I—hypothetical 5% return	1,000.00	1,018.10	7.10	1.40
Emerging Markets Small Cap Growth Fund
Class N—actual return	1,000.00	1,174.55	9.02	1.65
Class N—hypothetical 5% return	1,000.00	1,016.84	8.36	1.65
Class I—actual return	1,000.00	1,175.79	7.66	1.40
Class I—hypothetical 5% return	1,000.00	1,018.10	7.10	1.40
Large Cap Value Fund
Class N—actual return	1,000.00	1,071.23	6.25	1.20
Class N—hypothetical 5% return	1,000.00	1,019.10	6.09	1.20
Class I—actual return	1,000.00	1,072.56	4.95	0.95
Class I—hypothetical 5% return	1,000.00	1,020.36	4.82	0.95
Small Cap Value Fund
Class N—actual return	1,000.00	1,066.59	7.53	1.45
Class N—hypothetical 5% return	1,000.00	1,017.85	7.35	1.45
Class I—actual return	1,000.00	1,068.16	6.24	1.20
Class I—hypothetical 5% return	1,000.00	1,019.10	6.09	1.20
Mid Cap Value Fund
Class N—actual return	1,000.00	1,084.71	7.07	1.35
Class N—hypothetical 5% return .	1,000.00	1,018.35	6.85	1.35
Class I—actual return	1,000.00	1,085.88	5.77	1.10
Class I—hypothetical 5% return	1,000.00	1,019.61	5.58	1.10
Small-Mid Cap Value Fund
Class N—actual return	1,000.00	1,070.36	7.29	1.40
Class N—hypothetical 5% return	1,000.00	1,018.10	7.10	1.40
Class I—actual return	1,000.00	1,071.92	5.99	1.15
Class I—hypothetical 5% return	1,000.00	1,019.36	5.84	1.15
Bond Fund
Class N—actual return	1,000.00	1,042.40	3.34	0.65
Class N—hypothetical 5% return	1,000.00	1,021.87	3.30	0.65
Class I—actual return	1,000.00	1,043.43	2.57	0.50
Class I—hypothetical 5% return	1,000.00	1,022.62	2.54	0.50
Income Fund
Class N—actual return	1,000.00	1,029.70	4.29	0.84
Class N—hypothetical 5% return	1,000.00	1,020.91	4.27	0.84
Class I—actual return	1,000.00	1,031.08	2.97	0.58
Class I—hypothetical 5% return	1,000.00	1,022.22	2.95	0.58
Low Duration Fund
Class N—actual return	1,000.00	1,011.91	3.54	0.70
Class N—hypothetical 5%	1,000.00	1,021.62	3.56	0.70
Class I—actual return	1,000.00	1,012.69	2.78	0.55
Class I—hypothetical 5%	1,000.00	1,022.37	2.80	0.55
Ready Reserves Fund
Class N—actual return	1,000.00	1,000.23	0.50	0.10
Class N—hypothetical 5% return	1,000.00	1,024.63	0.51	0.10

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 366 (to reflect the one-half year period).
170 Annual Report	December 31, 2012

BOARD OF TRUSTEES

Vann A. Avedisian

Principal, Highgate Holdings

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairman and President

Partner, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Brian D. Singer, Senior Vice President

Paul J. Sularz, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

David F. Hone, Vice President

John Abunassar, Vice President

Peter Carl, Vice President

D. Trowbridge Elliman III, Vice President

Christopher Walvoord, Vice President

Brian Ziv, Vice President

Edwin Denson, Vice President

Thomas Clarke, Vice President

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

December 31, 2012	William Blair Funds 171

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Small Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Growth Fund	International Equity Fund	MONEY MARKET
International Leaders Fund
Large Cap Value Fund	International Small Cap Growth Fund	Ready Reserves Fund
Small Cap Value Fund	Emerging Markets Growth Fund
Mid Cap Value Fund	Emerging Markets Leaders Fund
Small-Mid Cap Value Fund	Emerging Markets Small Cap Growth Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606	00093586

William Blair Funds

Institutional

Annual Report

December 31, 2012

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

December 31, 2012	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

In a year beset by concerns about macroeconomic policies, debt and global growth, where most investors generally maintained a cautious stance, risk assets produced a stealth rally. The global equity market, as reflected by the MSCI ACWI IMI rose 16.38% during the period, while high yield fixed income and real estate also performed well. Financials was the strongest performing sector during 2012, rising nearly 28%, followed by a 24% Discretionary return, as Utilities and Energy lagged, each returning below 3%. The strong 2012 double digit equity return, however, masks the volatility that occurred during the year, as the market moved from expectations of reinvigorated China-led global growth in the first quarter, to second quarter concerns about a European Union collapse, to third quarter improved European sentiment and stabilizing Chinese economic indicators. The fourth quarter of 2012 ended with a bang despite US Fiscal Cliff concerns as equity markets rallied on the expectations of a stabilizing Chinese economy, continued progress in Europe, and as a reform-minded Shinzo Abe was re-elected as prime minister of Japan. High quality stocks with good earnings trends and growth prospects outpaced their lower quality counterparts during 2012; although this varied during the period. In particular, as the market rallied in the first and fourth quarters on expectations of improving global growth, companies with low valuations and lower quality characteristics rallied the strongest.

The MSCI EM IMI rose 18.68% during the year, outpacing the developed world, due largely to a strong fourth quarter, when the Index rose 5.52%. EMEA and Asia were particularly strong, rising 22.55% and 20.72%, respectively. Within Asia, Southeast Asia countries Thailand and Philippines led the rally, while Indonesia lagged, up just 4.2%. Within EMEA, Turkey rose over 63%, while Egypt was up nearly 50%; conversely, the Czech Republic and Russia trailed. Latin America was the worst performing emerging markets region, up 9.88%, as Brazil was the key laggard, rising only 1.61% on a slowing economy and concerns about the interventionist government. The MSCI World Index was up 16.06% during the year, led by Pacific ex-Japan, which rose by 23.88% on strength in Singapore and New Zealand. Despite market angst about the viability of the European Union during the second quarter, Europe ex-UK rose 21.63% in USD terms, led by Core Europe and the Nordic Region, as well as Greece, which was up 24.60%, due largely to December’s results. Conversely, Spain and Portugal lagged notably during the period, up just 3.17% and 8.17%, respectively, as concerns about the banking system continued to plague the markets. Conversely, Japan and Canada were notable laggards, rising 7.54% and 8.10%, respectively, as the USD appreciated approximately 11% versus the Japanese Yen during the period. Small cap stocks generally outpaced their larger cap counterparts during 2012, particularly in Europe, Emerging Markets and the US, while Developed Asian and Canadian small cap stocks lagged.

2 Annual Report	December 31, 2012

W. George Greig

Kenneth J. McAtamney

GLOBAL LEADERS FUND (FORMERLY KNOWN AS GLOBAL GROWTH FUND)

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Global Leaders Fund (formerly the Global Growth Fund) posted a 0.32% decrease (Institutional Class Shares) since its inception date of December 19, 2012 through December 31, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World IMI Index (net) increased 0.59%.

Year to date Fund outperformance was driven by good stock selection in Consumer Staples, Health Care, Industrials, and Information Technology (IT), which more than offset weakness in Consumer Discretionary, Energy and Financials. Consumer Staples stock selection was bolstered by strong performance by Monster Beverage in the first half of the year, Diageo, a beverage company, on continued emerging markets demand and solid North American results and McCormick & Company, the US food company, on solid operating performance throughout the year. Pharmaceuticals performed particularly well during the year, while Industrials benefited from strong Aerospace performance, coupled with solid operating results by a number of holdings. Despite underperforming in the fourth quarter, Apple was a full year contributor to IT performance, along with ARM Holdings, a semiconductors company, and Samsung Electronics. Offsetting these positive results were Autos and Luxury performance, while Energy was hampered by weakness in Oil/Gas, due largely to BG Group, oil & gas company’s production cuts. Financials stock selection was hurt by limited exposure in Commercial Banks, which accelerated beginning in mid-year, along with limited real estate-related holdings. Regionally the US and Europe performed well, offsetting weakness in Japan and Emerging Asia.

The Fund’s Financials weighting increased from approximately 15% of the fund as of year-end 2011 to 21%, due to an increase in Commercial Banks. Funding this increase was a decrease in Consumer Staples, IT and Energy. Regionally, the US remained underweighted during the period, ending the year at 41.9% of the Fund, with the biggest weighting in Consumer Discretionary. Developed Europe was overweighted versus the Index, while Developed Asia and Emerging Markets largely approximated the Index.

December 31, 2012	William Blair Funds 3

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

Since Inception(a)
Institutional Class	(0.32)%
MSCI All Country World IMI (net)	0.59
(a)	For the period from December 19, 2012 (Commencement of Operations)
to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

4 Annual Report	December 31, 2012

Global Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Western Hemisphere—45.0%
Canada—3.1%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	27,755	$1,017
The Toronto-Dominion Bank (Commercial banks)	12,657	1,066

		2,083

United States—41.9%
*Affiliated Managers Group, Inc. (Capital markets)	6,298	820
American Express Co. (Consumer finance)	16,739	962
AMETEK, Inc. (Electrical equipment)	20,843	783
Apple, Inc. (Computers & peripherals)	2,859	1,524
*Citrix Systems, Inc. (Software)	12,481	821
Colgate-Palmolive Co. (Household products)	7,150	747
Costco Wholesale Corporation (Food & staples retailing)	9,914	979
*Discovery Communications, Inc. Class “A” (Media)	16,667	1,058
*Express Scripts Holding Co. (Health care providers & services)	19,257	1,040
Exxon Mobil Corporation (Oil, gas & consumable fuels)	14,071	1,218
*Fortune Brands Home & Security, Inc. (Building products)	26,545	776
Harley-Davidson, Inc. (Automobiles)	21,962	1,072
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	6,102	566
Jones Lang LaSalle, Inc. (Real estate management & development)	10,376	871
JPMorgan Chase & Co. (Diversified financial services)	33,820	1,487
Marriott International, Inc. Class “A” (Hotels, restaurants & leisure)	25,678	957
Mastercard, Inc. Class “A” (IT services)	2,477	1,217
McCormick & Co., Inc. (Food products)	10,395	660
*O’Reilly Automotive, Inc. (Specialty retail)	7,973	713
*priceline.com, Inc. (Internet & catalog retail)	1,579	981
QUALCOMM, Inc. (Communications equipment)	17,836	1,106
Schlumberger, Ltd. (Energy equipment & services)†	20,623	1,429
*SolarWinds, Inc. (Software)	9,873	518
Starbucks Corporation (Hotels, restaurants & leisure)	19,091	1,024
The Walt Disney Co. (Media)	22,640	1,127
Union Pacific Corporation (Road & rail)	9,858	1,239
W.W. Grainger, Inc. (Trading companies & distributors)	1,872	379
Williams-Sonoma, Inc. (Specialty retail)	22,508	985
Yum! Brands, Inc. (Hotels, restaurants & leisure)	15,116	1,004

		28,063

Europe, Mid-East—19.2%
Denmark—2.8%
CHR Hansen Holding A/S (Chemicals)	9,194	300
Coloplast A/S Class “B” (Health care equipment & supplies)	8,185	401
Novo Nordisk A/S Class “B” (Pharmaceuticals)	7,285	1,186

		1,887

Common Stocks—Europe, Mid-East—19.2%—(continued)
France—4.0%
BNP Paribas S.A. (Commercial banks)	24,001	$1,366
Essilor International S.A. (Health care equipment & supplies)	3,726	376
Technip S.A. (Energy equipment & services)	8,078	934

		2,676

Germany—5.4%
Bayerische Motoren Werke AG (Automobiles)	10,923	1,063
Brenntag AG (Trading companies & distributors)	4,078	537
Fresenius SE & Co. KGaA (Health care providers & services)	6,241	718
MTU Aero Engines Holding AG (Aerospace & defense)	3,653	334
SAP AG (Software)	11,804	949

		3,601

Ireland—0.7%
Paddy Power plc (Hotels, restaurants & leisure)	5,311	439

Israel—1.1%
*Check Point Software Technologies, Ltd. (Software)†	15,704	748

Sweden—1.4%
Atlas Copco AB Class “A” (Machinery)	34,197	948

Switzerland—3.8%
Nestle S.A. (Food products)	10,123	660
Partners Group Holding AG (Capital markets)	3,434	794
Syngenta AG (Chemicals)	2,737	1,106

		2,560

United Kingdom—13.8%
Abcam plc (Biotechnology)	42,503	268
AMEC plc (Energy equipment & services)	29,001	479
ARM Holdings plc (Semiconductors & semiconductor equipment)	69,599	879
Ashmore Group plc (Capital markets)	85,961	508
Babcock International Group plc (Commercial services & supplies)	26,705	422
BHP Billiton plc (Metals & mining)	38,069	1,343
Compass Group plc (Hotels, restaurants & leisure)	84,563	1,004
Diageo plc (Beverages)	39,426	1,148
Experian plc (Professional services)	63,378	1,021
Hargreaves Lansdown plc (Capital markets)	36,243	405
Lancashire Holdings, Ltd. (Insurance)	14,531	185
*Rolls-Royce Holdings plc (Aerospace & defense)	68,186	978
The Weir Group plc (Machinery)	18,668	577

		9,217

Emerging Asia—7.0%
China—2.6%
*Baidu, Inc.—ADR (Internet software & services)	6,586	661
China Mobile, Ltd. (Wireless telecommunication services)	80,000	941

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 5

Global Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount		Value

Common Stocks—Emerging Asia—7.0%—(continued)
China—(continued)
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	9,897		$156

			1,758

Indonesia—1.2%
PT Bank Rakyat Indonesia (Commercial banks)	1,071,500		777

South Korea—3.2%
*Hyundai Motor Co. (Automobiles)	4,125		850
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	903		1,298

			2,148

Japan—3.2%
Fanuc Corporation (Machinery)	5,800		1,079
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	28,600		1,040

			2,119

Emerging Europe, Mid-East, Africa—2.8%
South Africa—1.5%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	27,661		554
Bidvest Group, Ltd. (Industrial conglomerates)	17,601		450

			1,004

Turkey—1.3%
Turkiye Halk Bankasi A.S. (Commercial banks)	88,141		869

Asia—1.8%
Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	311,400		1,235

Emerging Latin America—1.6%
Argentina—0.6%
MercadoLibre, Inc. (Internet software & services)	5,651		444

Brazil—1.0%
BR Malls Participacoes S.A. (Real estate management & development)	49,300		651

Total Common Stocks—94.4% (cost $54,930)			63,227

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $338, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$338		338

Total Repurchase Agreement—0.5% (cost $338)			338

Total Investments—94.9% (cost $55,268)		$63,565
Cash and other assets, less liabilities—5.1%		3,429

Net assets—100.0%		$66,994

ADR = American Depository Receipt

† = U.S. listed foreign security

*Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	20.7%
Consumer Discretionary	19.4%
Information Technology	17.7%
Industrials	15.1%
Health Care	8.3%
Consumer Staples	6.6%
Energy	6.4%
Materials	4.3%
Telecommunication Services	1.5%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	48.9%
British Pound Sterling	14.6%
Euro	10.6%
Swiss Franc	4.0%
Hong Kong Dollar	3.7%
South Korean Won	3.4%
Japanese Yen	3.4%
Danish Krone	3.0%
Canadian Dollar	1.7%
South African Rand	1.6%
Swedish Krona	1.5%
Turkish Lira	1.4%
Indonesian Rupiah	1.2%
Brazilian Real	1.0%

Total	100.0%

See accompanying Notes to Financial Statements.

6 Annual Report	December 31, 2012

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Growth Fund posted a 24.11% increase for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. IMI Index (net) increased 17.04%.

The Fund slightly outpaced the Index during the fourth quarter, but added significant alpha during 2012. Fourth quarter performance was bolstered by positive stock selection across a number of sectors, more than offsetting Consumer and Energy underperformance. In particular, Financials stock selection was strong, particularly within Commercial Banks, while REITs also added value. The Fund’s Health Care stocks outperformed the Index by over 3% during the period, given strong results in Pharmaceuticals, while Samsung Electronics, the South Korean Semiconductors & semiconductor equipment company and ARM Holdings, the UK Semiconductors & semiconductor equipment company reported good results during the period, bolstering Information Technology (IT ) performance. Discretionary results were hampered by underperformance by Hyundai Motor, the South Korean Automobiles company, along with Nitori Holdings, the Japanese Specialty retail company, on weak sales results and a price cutting initiative, while both Services and Oil/Gas underperformed within Energy during the period. Stock selection was strong across regions during the fourth quarter, with the notable exception of Japan, while currency hedging added approximately 20 basis points to performance, as we hedged Japanese Yen exposure and the USD rallied.

As of year end, the Fund remained focused on Europe at the expense of Developed Asia and Canada. Japan represented 13.6% of the Fund, an increase since December 2011. Emerging Markets totaled 20.4% of the Fund as of December 31, and shifted towards Emerging Asia at the expense of Latin America. From a sector perspective, Financials was the largest weighting at nearly 26% of the Fund, just above the 25.2% Index weighting, increasing throughout the year. The Fund remained overweighted in Discretionary, Healthcare and Industrials at the expense of Energy and Materials.

December 31, 2012	William Blair Funds 7

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	24.11%	8.77%	(2.47)%	10.31%
MSCI All Country World Ex-US IMI (net)	17.04	4.18	(2.59)	10.16

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

8 Annual Report	December 31, 2012

Institutional International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—33.0%
Austria—0.8%
Andritz AG (Machinery)	194,576	$12,503
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	35,819	3,754

		16,257

Belgium—0.3%
Colruyt S.A. (Food & staples retailing)	117,882	5,845

Denmark—1.2%
Coloplast A/S Class “B” (Health care equipment & supplies)	310,515	15,228
GN Store Nord A/S (Health care equipment & supplies)	369,812	5,374
SimCorp A/S (Software)	14,716	3,283

		23,885

Finland—1.1%
Kone Oyj (Machinery)	185,526	13,721
Nokian Renkaat Oyj (Auto components)	171,094	6,854

		20,575

France—9.9%
Arkema S.A. (Chemicals)	202,193	21,230
BNP Paribas S.A. (Commercial banks)	944,659	53,779
Christian Dior S.A. (Textiles, apparel & luxury goods)	94,916	16,179
Hermes International (Textiles, apparel & luxury goods)	22,941	6,859
Sanofi (Pharmaceuticals)	417,747	39,615
Societe BIC S.A. (Commercial services & supplies)	59,323	7,111
Unibail-Rodamco SE (Real estate investment trusts (REITs))	106,346	25,789
Vivendi S.A. (Diversified telecommunication services)	820,530	18,557
Zodiac Aerospace (Aerospace & defense)	54,135	5,993

		195,112

Germany—3.9%
Aixtron AG (Semiconductors & semiconductor equipment)	50,114	598
Bayer AG (Pharmaceuticals)	266,450	25,409
Bertrandt AG (Professional services)	16,168	1,623
Brenntag AG (Trading companies & distributors)	56,064	7,386
Deutsche Bank AG (Capital markets)	170,238	7,490
Deutsche Wohnen AG (Real estate management & development)	329,116	6,110
Fresenius SE & Co. KGaA (Health care providers & services)	117,109	13,475
Gerry Weber International AG (Textiles, apparel & luxury goods)	106,286	5,148
MTU Aero Engines Holding AG (Aerospace & defense)	107,678	9,827

		77,066

Ireland—0.2%
Paddy Power plc (Hotels, restaurants & leisure)	55,910	4,616

Common Stocks—Europe—33.0%—(continued)
Italy—0.9%
Azimut Holding SpA (Capital markets)	238,414	$3,431
Intesa Sanpaolo SpA (Commercial banks)	3,967,997	6,862
Pirelli & C. SpA (Auto components)	260,418	3,000
Tod’s SpA (Textiles, apparel & luxury goods)	40,134	5,096

		18,389

Netherlands—3.7%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	102,288	6,560
Royal Dutch Shell plc Class “B” (Oil, gas & consumable fuels)	969,528	34,589
Unilever N.V. (Food products)	832,186	31,843

		72,992

Norway—3.0%
Fred Olsen Energy ASA (Energy equipment & services)	80,938	3,554
Schibsted ASA (Media)	129,332	5,531
Statoil ASA (Oil, gas & consumable fuels)	1,208,676	30,464
Telenor ASA (Diversified telecommunication services)	974,291	19,838

		59,387

Spain—1.4%
Inditex S.A. (Specialty retail)	160,875	22,604
Viscofan S.A. (Food products)	76,567	4,337

		26,941

Sweden—2.0%
Atlas Copco AB Class “A” (Machinery)	769,266	21,332
Getinge AB (Health care equipment & supplies)	379,333	12,894
Hexpol AB (Chemicals)	89,005	4,723

		38,949

Switzerland—4.6%
Burckhardt Compression Holding AG (Machinery)	5,223	1,717
*Credit Suisse Group AG (Capital markets)	406,213	9,914
*Geberit AG (Building products)	57,955	12,847
Glencore International plc (Metals & mining)	4,985,620	28,801
Partners Group Holding AG (Capital markets)	46,350	10,715
SGS S.A. (Professional services)	5,214	11,581
Syngenta AG (Chemicals)	37,826	15,281

		90,856

United Kingdom—18.2%
Abcam plc (Biotechnology)	555,441	3,498
Aberdeen Asset Management plc (Capital markets)	882,711	5,312
AMEC plc (Energy equipment & services)	541,215	8,947
Amlin plc (Insurance)	1,018,489	6,332
ARM Holdings plc (Semiconductors & semiconductor equipment)	793,041	10,015
Ashmore Group plc (Capital markets)	1,447,183	8,545
Babcock International Group plc (Commercial services & supplies)	1,013,408	15,997

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 9

Institutional International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—18.2%—(continued)
Bunzl plc (Trading companies & distributors)	381,112	$6,308
Croda International plc (Chemicals)	93,425	3,652
Debenhams plc (Multiline retail)	334,010	624
Derwent London plc (Real estate investment trusts (REITs))	185,767	6,429
Diageo plc (Beverages)	1,200,964	34,980
Dunelm Group plc (Specialty retail)	553,921	6,352
Elementis plc (Chemicals)	1,194,458	4,561
Experian plc (Professional services)	595,519	9,598
Halma plc (Electronic equipment, instruments & components)	732,846	5,515
Hargreaves Lansdown plc (Capital markets)	119,752	1,339
Hiscox, Ltd. (Insurance)	501,767	3,735
IG Group Holdings plc (Diversified financial services)	686,902	5,055
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	590,818	16,567
ITV plc (Media)	10,168,053	17,639
John Wood Group plc (Energy equipment & services)	868,086	10,378
Johnson Matthey plc (Chemicals)	294,755	11,579
Jupiter Fund Management plc (Capital markets)	822,574	3,765
Lancashire Holdings, Ltd. (Insurance)	580,483	7,391
Meggitt plc (Aerospace & defense)	1,023,504	6,409
Moneysupermarket.com Group plc (Internet software & services)	1,658,536	4,252
*Ocado Group plc (Internet & catalog retail)	1,026,644	1,467
Oxford Instruments plc (Electronic equipment, instruments & components)	91,517	2,139
Prudential plc (Insurance)	1,672,556	23,863
Reckitt Benckiser Group plc (Household products)	357,445	22,690
Rightmove plc (Media)	147,708	3,473
*Rolls-Royce Holdings plc (Aerospace & defense)	1,336,392	19,168
Rotork plc (Machinery)	152,968	6,385
RPS Group plc (Commercial services & supplies)	552,726	1,911
Spirax-Sarco Engineering plc (Machinery)	107,962	4,042
St James’s Place plc (Insurance)	487,514	3,370
*The Berkeley Group Holdings plc (Household durables)	470,683	13,541
Tullow Oil plc (Oil, gas & consumable fuels)	969,148	20,204
Victrex plc (Chemicals)	201,886	5,381
Wolseley plc (Trading companies & distributors)	124,506	5,954

		358,362

Japan—13.6%
ABC-Mart, Inc. (Specialty retail)	82,200	3,579
Ain Pharmaciez, Inc. (Food & staples retailing)	33,800	1,849
Arnest One Corporation (Household durables)	192,500	3,153
Astellas Pharma, Inc. (Pharmaceuticals)	288,300	12,962

Common Stocks—Japan—13.6%—(continued)
Chiyoda Corporation (Construction & engineering)	538,000	$7,707
Cosmos Pharmaceutical Corporation (Food & staples retailing)	19,200	1,908
Daito Trust Construction Co., Ltd. (Real estate management & development)	89,300	8,440
FamilyMart Co., Ltd. (Food & staples retailing)	186,600	7,688
Fast Retailing Co., Ltd. (Specialty retail)	49,900	12,735
Fuji Heavy Industries, Ltd. (Automobiles)	1,031,000	13,001
Japan Tobacco, Inc. (Tobacco)	650,700	18,382
Keyence Corporation (Electronic equipment, instruments & components)	44,500	12,341
Lawson, Inc. (Food & staples retailing)	156,500	10,616
M3, Inc. (Health care technology)	2,007	3,203
Miraca Holdings, Inc. (Health care providers & services)	75,400	3,040
MISUMI Group, Inc. (Trading companies & distributors)	114,300	3,124
MonotaRO Co., Ltd. (Trading companies & distributors)	56,300	1,814
Nitori Co., Ltd. (Specialty retail)	62,430	4,574
ORIX Corporation (Diversified financial services)	307,270	34,709
Ryohin Keikaku Co., Ltd. (Multiline retail)	46,200	2,584
Shimamura Co., Ltd. (Specialty retail)	53,900	5,238
Ship Healthcare Holdings, Inc. (Health care providers & services)	108,600	2,886
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,185,700	43,090
Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	692,000	23,053
Sundrug Co., Ltd. (Food & staples retailing)	106,900	3,656
Suruga Bank, Ltd. (Commercial banks)	476,000	5,854
Tsuruha Holdings, Inc. (Food & staples retailing)	38,300	3,021
United Arrows, Ltd. (Specialty retail)	81,100	1,868
Yahoo! Japan Corporation (Internet software & services)	40,299	13,049

		269,124

Emerging Asia—11.2%
China—2.6%
*Brilliance China Automotive Holdings, Ltd. (Automobiles)	6,108,000	7,676
China Overseas Land & Investment, Ltd. (Real estate management & development)	6,532,000	19,860
Great Wall Motor Co., Ltd. Class “H” (Automobiles)	2,804,000	9,018
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	214,215	2,543
Lenovo Group, Ltd. (Computers & peripherals)	9,164,000	8,450
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	134,617	2,369

See accompanying Notes to Financial Statements.

10 Annual Report	December 31, 2012

Institutional International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—11.2%—(continued)
China—(continued)
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	124,883	$1,967

		51,883

India—2.1%
CRISIL, Ltd. (Diversified financial services)	93,643	1,857
Gruh Finance, Ltd. (Thrifts & mortgage finance)	308,895	1,342
IndusInd Bank, Ltd. (Commercial banks)	327,111	2,525
Ipca Laboratories, Ltd. (Pharmaceuticals)	323,767	3,066
Lupin, Ltd. (Pharmaceuticals)	399,258	4,509
Oberoi Realty, Ltd. (Real estate management & development)	457,649	2,429
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	562,110	7,603
Tata Motors, Ltd. (Automobiles)	2,436,173	14,003
Yes Bank, Ltd. (Commercial banks)	487,715	4,154

		41,488

Indonesia—1.0%
PT Alam Sutera Realty Tbk (Real estate management & development)	48,039,500	3,006
PT Bank Rakyat Indonesia (Commercial banks)	9,358,000	6,787
PT Kalbe Farma Tbk (Pharmaceuticals)	55,774,500	6,147
PT Media Nusantara Citra Tbk (Media)	11,878,500	3,086

		19,026

Philippines—0.4%
International Container Terminal Services, Inc. (Transportation infrastructure)	1,101,280	1,989
Puregold Price Club, Inc. (Food & staples retailing)	2,466,100	1,984
SM Prime Holdings, Inc. (Real estate management & development)	10,867,375	4,381

		8,354

South Korea—3.5%
*Hyundai Motor Co. (Automobiles)	98,605	20,327
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	29,729	42,715
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	27,818	5,651

		68,693

Taiwan—0.4%
Asustek Computer, Inc. (Computers & peripherals)	584,000	6,613

Thailand—1.2%
Advanced Info Service PCL (Wireless telecommunication services)	1,380,500	9,495
BEC World PCL (Media)	1,669,200	3,891
Kasikornbank PCL (Commercial banks)	1,688,200	10,731

		24,117

Common Stocks—Asia—6.7%
Australia—2.5%
Cochlear, Ltd. (Health care equipment & supplies)	77,780	$6,448
CSL, Ltd. (Biotechnology)	268,263	15,145
Telstra Corporation, Ltd. (Diversified telecommunication services)	6,237,029	28,421

		50,014

Hong Kong—2.2%
AIA Group, Ltd. (Insurance)	6,340,400	25,148
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	540
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	10,414,000	4,818
Sa Sa International Holdings, Ltd. (Specialty retail)	5,494,000	4,562
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	2,556,000	4,686
Value Partners Group, Ltd. (Capital markets)	3,920,000	2,641

		42,395

Singapore—2.0%
First Resources, Ltd. (Food products)	2,110,000	3,518
Global Logistic Properties, Ltd. (Real estate management & development)	7,074,000	16,360
Keppel Corporation, Ltd. (Industrial conglomerates)	2,226,300	20,330

		40,208

Emerging Latin America—5.6%
Brazil—2.1%
BR Malls Participacoes S.A. (Real estate management & development)	510,900	6,742
Cia de Concessoes Rodoviarias (Transportation infrastructure)	975,900	9,270
Cia Hering (Specialty retail)	322,100	6,606
Cielo S.A. (IT services)	239,800	6,675
*Lupatech S.A. (Energy equipment & services)	247,483	199
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	194,500	3,230
*Qualicorp S.A. (Health care providers & services)	203,900	2,112
T4F Entretenimento S.A. (Media)	104,900	402
Tractebel Energia S.A. (Independent power producers & energy traders)	270,500	4,406
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Commercial services & supplies)	117,700	2,615

		42,257

Chile—1.5%
CFR Pharmaceuticals S.A. (Pharmaceuticals)	13,064,602	3,302
ENTEL Chile S.A. (Wireless telecommunication services)	327,708	6,777

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 11

Institutional International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.6%—(continued)
Chile—(continued)
Inversiones La Construccion S.A. (Diversified financial services)	112,289	$2,205
Parque Arauco S.A. (Real estate management & development)	2,800,655	6,955
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	119,536	6,890
Sonda S.A. (IT services)	922,766	2,939

		29,068

Colombia—0.8%
Ecopetrol S.A. (Oil, gas & consumable fuels)	4,945,608	15,282

Mexico—0.9%
Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	602,900	2,747
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	325,400	2,101
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	3,519,600	12,697

		17,545

Panama—0.3%
Copa Holdings S.A. (Airlines)†	64,037	6,368

Western Hemisphere—4.7%
Bermuda—0.3%
RenaissanceRe Holdings, Ltd. (Insurance)†	81,975	6,661

Canada—4.4%
Alimentation Couche Tard, Inc. (Food & staples retailing)	196,099	9,646
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	709,440	26,001
Canadian National Railway Co. (Road & rail)†	258,736	23,548
CI Financial Corporation (Capital markets)	333,611	8,361
Metro, Inc. (Food & staples retailing)	169,690	10,804
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	358,639	8,289

		86,649

Emerging Europe, Mid-East, Africa—3.6%
Nigeria—0.3%
Guaranty Trust Bank plc (Commercial banks)	37,969,896	5,613

South Africa—2.7%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	514,677	10,304
Bidvest Group, Ltd. (Industrial conglomerates)	384,058	9,826
FirstRand, Ltd. (Diversified financial services)	3,170,179	11,665
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	1,060,597	4,262

Common Stocks—Emerging Europe, Mid-East, Africa—3.6%—(continued)
Naspers, Ltd. (Media)	169,900	$10,974
Tiger Brands, Ltd. (Food products)	171,094	6,598

		53,629

Turkey—0.4%
Turkiye Halk Bankasi A.S. (Commercial banks)	855,961	8,438

United Arab Emirates—0.2%
First Gulf Bank PJSC (Commercial banks)	1,019,268	3,272

Total Common Stocks—96.6% (cost $1,577,573)		1,905,929

Exchange-Traded Fund
China—1.0%
iShares FTSE A50 China Index	14,221,840	20,441

Total Exchange-Traded Fund—1.0% (cost $18,862)		20,441

Affiliated Fund
China—0.6%
William Blair China A—Share Fund, LLC	1,183,400	11,834

Total Affiliated Fund—0.6% (cost $11,834)		11,834

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $37,717, collateralized by U.S. Treasury Note, 1.375%, due 11/30/15	$37,717	37,717

Total Repurchase Agreement—1.9% (cost $37,717)		37,717

Total Investments—100.1% (cost $1,645,986)		1,975,921
Liabilities, plus cash and other assets—(0.1)%		(1,791)

Net assets—100.0%		$1,974,130

ADR = American Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.03% of the Fund’s net assets at December 31, 2012.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.03% of the net assets at December 31, 2012.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

12 Annual Report	December 31, 2012

Institutional International Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	25.3%
Industrials	14.1%
Consumer Discretionary	13.6%
Health Care	10.5%
Consumer Staples	9.3%
Information Technology	8.1%
Energy	7.0%
Materials	6.0%
Telecommunication Services	4.8%
Exchange-Traded Funds	1.1%
Utilities	0.2%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	21.8%
Euro	20.8%
Japanese Yen	13.9%
Hong Kong Dollar	5.8%
U.S. Dollar	4.3%
South Korean Won	3.5%
Swiss Franc	3.2%
Norwegian Krone	3.1%
South African Rand	2.8%
Australian Dollar	2.6%
Brazilian Real	2.2%
Indian Rupee	2.1%
Singapore Dollar	2.1%
Swedish Krona	2.0%
Canadian Dollar	1.9%
Thai Baht	1.3%
Danish Krone	1.2%
Chilean Peso	1.1%
All Other Currencies	4.3%

Total	100.0%

The Institutional International Growth Fund invested in the following affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment monthly.

	Share Activity				Year Ended December 31, 2012
					(in thousands)
Fund Name	Balance 12/31/2011	Purchases	Sales	Balance 12/31/2012	Value	Dividends Included in Income
William Blair China A—Share Fund, LLC	—	1,183,400	—	1,183,400	$11,834	—

As of December 31, 2012, the Fund invested in the William Blair China A—Share Fund, LLC, an affiliated fund. There was no realized or unrealized gain/ (loss) from investments in the affiliated fund.

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 13

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Equity Fund posted an 18.31% increase for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI World ex-US Index (net) increased 16.41%.

In 2012, the Fund outpaced the MSCI World ex-US Index (net) on strong Healthcare, Information Technology (IT), Materials and Telecom Services stock selection. Essilor, the contact lens manufacturer, was a strong contributor as it continued to perform well fundamentally and benefited from its defensive nature mid-year, while the Fund’s Pharmaceutical companies also performed well, led by Novo Nordisk and Bayer. IT stock selection benefited from the overweighting and performance in Semiconductors and Semiconductor Equipment, particularly due to strong performance by Samsung Electronics and Arm Holdings. Materials added value given the Fund’s underweighting in the underperforming Metals/Mining industry, coupled with good Chemicals stock selection. Somewhat mitigating these positive results were the Fund’s Discretionary, Energy and Financials stock selection. Discretionary underperformance was largely the result of Automobiles performance, coupled with underperformance in Japanese holdings. Energy’s underperformance was due largely to BG Group’s production guidance in the fourth quarter, along with broader Oil/Gas stock selection. Financials stock selection was hampered by conservative positioning in Commercial Banks during the latter part of 2012, as the market accelerated.

During the year, we increased the weighting in European and Emerging Markets commercial banks, thereby increasing the Financials weighting from approximately 19.9% to just over 21%, although it remained underweighted relative to the 25.7% Index weighting. IT also increased from approximately 11.2% to 13.5%, well ahead of the 4% Index weighting, which was funded by reduced Discretionary and Energy weightings. Regionally, emerging markets totaled approximately 13%. The Fund ended the year overweighted in Developed Europe and underweighted in Developed Asia.

14 Annual Report	December 31, 2012

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Equity Fund	18.31%	4.93%	(4.93)%	3.62%
MSCI World Ex-U.S. (net)	16.41	3.65	(3.43)	4.32
(a)	For the period December 1, 2004 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 15

Institutional International Equity Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—42.2%
Denmark—2.4%
Coloplast A/S Class “B” (Health care equipment & supplies)	18,300	$898
Novo Nordisk A/S Class “B” (Pharmaceuticals)	10,631	1,731

		2,629

France—13.4%
Arkema S.A. (Chemicals)	12,431	1,305
BNP Paribas S.A. (Commercial banks)	38,756	2,206
Christian Dior S.A. (Textiles, apparel & luxury goods)	9,324	1,589
Dassault Systemes S.A. (Software)	17,400	1,946
Essilor International S.A. (Health care equipment & supplies)	13,449	1,357
L’Oreal S.A. (Personal products)	6,326	880
Sanofi (Pharmaceuticals)	26,394	2,503
Technip S.A. (Energy equipment & services)	14,884	1,721
Unibail-Rodamco SE (Real estate investment trusts (REITs))	5,124	1,243

		14,750

Germany—8.4%
BASF SE (Chemicals)	23,014	2,176
Bayer AG (Pharmaceuticals)	20,491	1,954
Fresenius SE & Co. KGaA (Health care providers & services)	16,552	1,905
MTU Aero Engines Holding AG (Aerospace & defense)	8,343	761
SAP AG (Software)	30,112	2,422

		9,218

Ireland—4.5%
Accenture plc Class “A” (IT services)†	25,540	1,698
Ryanair Holdings plc—ADR (Airlines)	39,838	1,366
Shire plc (Pharmaceuticals)	60,114	1,849

		4,913

Netherlands—2.0%
Unilever N.V. (Food products)	56,374	2,157

Norway—1.6%
Telenor ASA (Diversified telecommunication services)	84,131	1,713

Spain—1.9%
Inditex S.A. (Specialty retail)	14,956	2,101

Sweden—1.5%
Atlas Copco AB Class “A” (Machinery)	60,522	1,678

Switzerland—6.5%
*Geberit AG (Building products)	7,240	1,605
Nestle S.A. (Food products)	19,953	1,302
Roche Holding AG (Pharmaceuticals)	7,808	1,578
Syngenta AG (Chemicals)	6,453	2,607

		7,092

United Kingdom—20.8%
ARM Holdings plc (Semiconductors & semiconductor equipment)	122,394	1,546

Common Stocks—United Kingdom—20.8%—(continued)
Babcock International Group plc (Commercial services & supplies)	81,755	$1,290
Burberry Group plc (Textiles, apparel & luxury goods)	66,664	1,340
Compass Group plc (Hotels, restaurants & leisure)	212,105	2,518
Diageo plc (Beverages)	76,798	2,237
Experian plc (Professional services)	74,463	1,200
HSBC Holdings plc (Commercial banks)	157,199	1,666
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	40,662	1,140
John Wood Group plc (Energy equipment & services)	118,551	1,417
Johnson Matthey plc (Chemicals)	42,209	1,658
Prudential plc (Insurance)	131,868	1,881
*Rolls-Royce Holdings plc (Aerospace & defense)	137,211	1,968
Tullow Oil plc (Oil, gas & consumable fuels)	44,567	929
Wolseley plc (Trading companies & distributors)	42,902	2,052

		22,842

Japan—11.3%
Chiyoda Corporation (Construction & engineering)	46,000	659
Daito Trust Construction Co., Ltd. (Real estate management & development)	18,200	1,720
Fuji Heavy Industries, Ltd. (Automobiles)	107,000	1,349
Keyence Corporation (Electronic equipment, instruments & components)	5,200	1,442
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	24,800	1,463
ORIX Corporation (Diversified financial services)	16,790	1,897
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	54,100	1,966
Suruga Bank, Ltd. (Commercial banks)	81,000	996
Yahoo! Japan Corporation (Internet software & services)	2,645	857

		12,349

Emerging Asia—8.5%
China—4.1%
China Mobile, Ltd. (Wireless telecommunication services)	135,500	1,595
CNOOC, Ltd. (Oil, gas & consumable fuels)	559,000	1,231
Sun Art Retail Group, Ltd. (Food & staples retailing)	1,061,000	1,640

		4,466

India—0.7%
Tata Consultancy Services, Ltd. (IT services)	35,652	822

Papua New Guinea—0.7%
Oil Search, Ltd. (Oil, gas & consumable fuels)	110,906	820

South Korea—2.3%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,738	2,497

See accompanying Notes to Financial Statements.

16 Annual Report	December 31, 2012

Institutional International Equity Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.5%—(continued)
Thailand—0.7%
Kasikornbank PCL (Commercial banks)	121,800	$774

Canada—6.3%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	61,865	2,267
Canadian National Railway Co. (Road & rail)†	16,870	1,535
Goldcorp, Inc. (Metals & mining)†	40,868	1,500
The Toronto-Dominion Bank (Commercial banks)	19,353	1,630

		6,932

Asia—5.3%
Australia—1.7%
BHP Billiton, Ltd.—ADR (Metals & mining)	24,301	1,906

Hong Kong—2.2%
AIA Group, Ltd. (Insurance)	607,000	2,408

Singapore—1.4%
Keppel Corporation, Ltd. (Industrial conglomerates)	166,000	1,516

Emerging Latin America—2.3%
Mexico—1.2%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	12,967	1,306

Panama—1.1%
Copa Holdings S.A. (Airlines)†	12,286	1,222

Emerging Europe, Mid-East, Africa—2.3%
South Africa—1.7%
FirstRand, Ltd. (Diversified financial services)	503,396	1,852

Turkey—0.6%
Turkiye Garanti Bankasi A.S. (Commercial banks)	124,423	650

Total Common Stocks—99.0% (cost $88,597)		108,613

Total Investments—99.0% (cost $88,597)		108,613
Cash and other assets, less liabilities—1.0%		1,077

Net assets—100.0%		$109,690

ADR = American Depository Receipt

† = U.S. listed foreign security

*Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	21.3%
Industrials	15.5%
Information Technology	13.5%
Health Care	12.7%
Materials	10.3%
Consumer Discretionary	9.2%
Consumer Staples	8.8%
Energy	5.6%
Telecommunication Services	3.1%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.0%
British Pound Sterling	22.7%
U.S. Dollar	11.8%
Japanese Yen	11.4%
Swiss Franc	6.5%
Hong Kong Dollar	6.3%
Danish Krone	2.4%
South Korean Won	2.3%
South African Rand	1.7%
Norwegian Krone	1.6%
Swedish Krona	1.6%
Canadian Dollar	1.5%
Singapore Dollar	1.4%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 17

W. George Greig

Kenneth J. McAtamney

INTERNATIONAL LEADERS FUND

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The International Leaders Fund posted a 5.67% increase (Institutional Class Shares) since its inception date of December 2, 2012 through December 31, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. IMI Index (net) increased 4.74% over the same period.

The International Leaders Fund outperformed the Index since its December 2012 inception. Auto companies bolstered Discretionary results, while Pharmaceuticals stock selection was also particularly strong. Within Industrials, the overweighting in the outperforming Machinery industry added value, as did stock selection in Trading Companies.

The market’s increased confidence in a positive resolution to the European sovereign crisis and related banking system has highlighted the attractive valuations in Financials, not only in Europe but globally as well. As a result, during the course of the period Financials increased to approximately 25% of the fund, due largely to an increase in Developed Market Commercial Banks. Industrials increased to 17% of the fund on an improved outlook and good valuations. Conversely, IT, Telecommunication Services and Consumer Staples decreased, as we reduced valuation risk in the Fund and on company-specific concerns. Regionally, the Fund maintained its significant overweighting in Europe, due largely to Health Care and IT, while the UK was also significantly overweighted in Consumer Discretionary and Industrials. Conversely, emerging markets and Developed Asia remained underweighted versus the Index.

18 Annual Report	December 31, 2012

International Leaders Fund

Performance Highlights (Unaudited)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

Average Annual Total Return at 12/31/2012

Since Inception(a)
Institutional Class	5.67%
MSCI All Country World Ex-US IMI (net)	4.74
(a)	For the period from November 2, 2012 (Commencement of Operations) to December 31, 2012.

December 31, 2012	William Blair Funds 19

International Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe, Mid-East—41.4%
Denmark—3.7%
Coloplast A/S Class “B” (Health care equipment & supplies)	2,795	$137
Novo Nordisk A/S Class “B” (Pharmaceuticals)	1,502	245

		382

France—10.7%
Arkema S.A. (Chemicals)	1,633	171
BNP Paribas S.A. (Commercial banks)	5,569	317
Dassault Systemes S.A. (Software)	1,633	182
Sanofi (Pharmaceuticals)	2,380	226
Technip S.A. (Energy equipment & services)	1,623	188

		1,084

Germany—7.6%
Bayerische Motoren Werke AG (Automobiles)	2,451	238
Brenntag AG (Trading companies & distributors)	834	110
Fresenius SE & Co. KGaA (Health care providers & services)	1,816	209
SAP AG (Software)	2,645	213

		770

Israel—1.4%
*Check Point Software Technologies, Ltd. (Software)†	2,951	141

Netherlands—3.8%
Royal Dutch Shell plc Class “B” (Oil, gas & consumable fuels)	5,940	212
Unilever N.V. (Food products)	4,583	175

		387

Norway—1.7%
Statoil ASA (Oil, gas & consumable fuels)	6,722	169

Spain—2.4%
Inditex S.A. (Specialty retail)	1,719	242

Sweden—2.1%
Atlas Copco AB Class “A” (Machinery)	7,605	211

Switzerland—8.0%
*Geberit AG (Building products)	631	140
Glencore International plc (Metals & mining)	34,532	199
*Lindt & Spruengli AG (Food products)	2	76
Partners Group Holding AG (Capital markets)	693	160
Syngenta AG (Chemicals)	604	244

		819

United Kingdom—22.1%
ARM Holdings plc (Semiconductors & semiconductor equipment)	15,539	196
Babcock International Group plc (Commercial services & supplies)	7,982	126
Compass Group plc (Hotels, restaurants & leisure)	16,940	201
Diageo plc (Beverages)	6,181	180
Experian plc (Professional services)	7,720	125
HSBC Holdings plc (Commercial banks)	21,600	229
InterContinental Hotels Group plc (Hotels, restaurants & leisure)	6,025	169

Common Stocks—United Kingdom—22.1%—(continued)
Intertek Group plc (Professional services)	3,025	$154
John Wood Group plc (Energy equipment & services)	9,330	112
Johnson Matthey plc (Chemicals)	4,221	166
*Rolls-Royce Holdings plc (Aerospace & defense)	7,130	102
*The Berkeley Group Holdings plc (Household durables)	4,737	136
The Weir Group plc (Machinery)	4,686	145
Wolseley plc (Trading companies & distributors)	4,212	201

		2,242

Japan—10.0%
Daito Trust Construction Co., Ltd. (Real estate management & development)	800	76
Fanuc Corporation (Machinery)	1,100	205
Fuji Heavy Industries, Ltd. (Automobiles)	8,000	101
Makita Corporation (Machinery)	3,400	158
ORIX Corporation (Diversified financial services)	2,410	272
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	5,700	207

		1,019

Emerging Asia—6.9%
China—3.3%
*Baidu, Inc.—ADR (Internet software & services)	1,417	142
China Mobile, Ltd. (Wireless telecommunication services)	16,000	188

		330

Indonesia—1.2%
PT Bank Rakyat Indonesia (Commercial banks)	170,000	123

South Korea—2.4%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	173	249

Emerging Latin America—5.4%
Argentina—1.1%
MercadoLibre, Inc. (Internet software & services)	1,418	111

Brazil—1.0%
BR Malls Participacoes S.A. (Real estate management & development)	7,500	99

Mexico—1.5%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	1,506	152

Peru—1.8%
Credicorp, Ltd. (Commercial banks)†	1,290	189

Asia—4.3%
Hong Kong—4.3%
AIA Group, Ltd. (Insurance)	70,600	280
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	12,500	154

		434

See accompanying Notes to Financial Statements.

20 Annual Report	December 31, 2012

International Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Asia—4.3%—(continued)
Canada—4.2%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	5,720	$209
The Toronto-Dominion Bank (Commercial banks)	2,622	221

		430

Emerging Europe, Mid-East, Africa—3.8%
South Africa—3.8%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	4,198	84
Discovery Holdings, Ltd. (Insurance)	19,787	146
FirstRand, Ltd. (Diversified financial services)	41,624	153

		383

Total Common Stocks—98.1% (cost $9,254)		9,966

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $166, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$166	166

Total Repurchase Agreement—1.6% (cost $166)		166

Total Investments—99.7% (cost $9,420)		10,132
Cash and other assets, less liabilities—0.3%		32

Net assets—100.0%		$10,164

ADR = American Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	24.9%
Industrials	16.9%
Information Technology	16.0%
Consumer Discretionary	10.9%
Health Care	9.0%
Materials	7.8%
Energy	6.8%
Consumer Staples	5.8%
Telecommunication Services	1.9%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	24.3%
Euro	22.8%
Japanese Yen	10.2%
U.S. Dollar	9.5%
Hong Kong Dollar	8.6%
Swiss Franc	6.2%
South African Rand	3.9%
Danish Krone	3.8%
South Korean Won	2.5%
Canadian Dollar	2.2%
Swedish Krona	2.1%
Norwegian Krone	1.7%
Indonesian Rupiah	1.2%
All Other Currencies	1.0%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 21

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund posted a 21.36% increase (Institutional Class Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. Small Cap Index (net) increased 18.52%.

2012 performance was bolstered by particularly strong Discretionary stock selection, coupled with the significant overweighting, as well as strong performance in Materials and Industrials. Discretionary performance was driven by strong Auto-related company performance, in addition to strength in Hotels/Restaurants, Household Durables and Luxury holdings, which more than offset weakness in Japanese internet-related holdings. The Fund’s Materials stocks were up over 34%, as compared to the 5.25% Index return in the benchmark index, led by strength in Chemicals, and benefiting from the underweighting in the underperforming Metals/Mining industry. Industrials stock selection was also additive, as MTU Aero Engines, the German aerospace engine company, benefited from strong sales and earnings growth during the period. Babcock International, the UK engineering outsourcing company, also benefited from strong results that exceeded market expectations. Somewhat offsetting these positive results were the Fund’s underweighting in Materials and Financials, coupled with Energy and Information Technology (IT) stock selection.

Overall sector positioning did not substantially change during the year, although Discretionary was marginally increased to 26.9%, and remained overweighted versus the 17.4% Index weighting. While Financials increased to 13.2% of the Fund during the period, it remained significantly underweighted versus the 19.7% benchmark Index weighting. Industrials and Materials remained significantly underweighted as well, with a corresponding overweighting in Healthcare, which totaled 13.6% of the Fund as of year end, well ahead of the 5.2% benchmark Index weighting, due to significant holdings in Healthcare Providers and Pharmaceuticals. Regionally, the Fund remained focused on Developed Europe at the expense of Developed Asia, particularly Pacific ex-Japan. Emerging markets totaled 15.2% of the Fund, below the 23.3% Index weighting, due largely to a significant underweighting in Emerging Asia.

22 Annual Report	December 31, 2012

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	21.36%	10.69%	0.74%	6.68%
MSCI ACWI Ex-U.S. Small Cap (net)	18.52	6.54	(0.39)	5.99
(a)	For the period November 1, 2005 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 23

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—28.5%
Austria—0.3%
AMS AG (Semiconductors & semiconductor equipment)	22,333	$2,405

Belgium—0.4%
*ThromboGenics N.V. (Biotechnology)	52,627	2,929

Denmark—1.0%
CHR Hansen Holding A/S (Chemicals)	70,769	2,305
GN Store Nord A/S (Health care equipment & supplies)	318,173	4,624

		6,929

Finland—0.7%
Tikkurila Oyj (Chemicals)	259,406	5,067

France—0.1%
*GameLoft SE (Software)	150,004	1,055

Germany—9.2%
Aixtron AG (Semiconductors & semiconductor equipment)	29,277	349
Bertrandt AG (Professional services)	20,097	2,018
ElringKlinger AG (Auto components)	331,992	11,260
Gerry Weber International AG (Textiles, apparel & luxury goods)	141,348	6,846
MTU Aero Engines Holding AG (Aerospace & defense)	116,389	10,621
Pfeiffer Vacuum Technology AG (Machinery)	42,530	5,183
Symrise AG (Chemicals)	215,847	7,755
Wincor Nixdorf AG (Computers & peripherals)	297,749	14,042
Wirecard AG (IT services)	320,351	7,909

		65,983

Ireland—2.1%
Paddy Power plc (Hotels, restaurants & leisure)	181,117	14,952

Italy—5.4%
Azimut Holding SpA (Capital markets)	733,543	10,556
De’Longhi SpA (Household durables)	544,103	7,819
Recordati SpA (Pharmaceuticals)	863,611	7,897
Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	76,084	1,684
Tod’s SpA (Textiles, apparel & luxury goods)	51,896	6,589
*Yoox SpA (Internet & catalog retail)	257,471	4,078

		38,623

Norway—2.8%
Fred Olsen Energy ASA (Energy equipment & services)	153,966	6,760
Opera Software ASA (Internet software & services)	676,617	3,876
Schibsted ASA (Media)	222,219	9,503

		20,139

Spain—2.6%
Viscofan S.A. (Food products)	331,071	18,753

Common Stocks—Europe—28.5%—(continued)
Sweden—3.2%
Axis Communications AB (Communications equipment)	341,012	$9,392
Hexpol AB (Chemicals)	171,111	9,080
JM AB (Household durables)	234,915	4,213
NIBE Industrier AB (Building products)	39,408	571

		23,256

Switzerland—0.7%
Burckhardt Compression Holding AG (Machinery)	15,674	5,150

United Kingdom—26.2%
Abcam plc (Biotechnology)	932,027	5,870
Ashmore Group plc (Capital markets)	1,736,586	10,254
*ASOS plc (Internet & catalog retail)	253,510	11,182
Aveva Group plc (Software)	321,425	11,535
AZ Electronic Materials S.A. (Chemicals)	903,483	5,198
Booker Group plc (Food & staples retailing)	8,108,578	12,940
Debenhams plc (Multiline retail)	4,908,407	9,164
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	653,589	5,336
Dunelm Group plc (Specialty retail)	582,726	6,683
Elementis plc (Chemicals)	904,915	3,455
Fidessa Group plc (Software)	119,591	2,975
Halma plc (Electronic equipment, instruments & components)	850,474	6,400
Hiscox, Ltd. (Insurance)	470,236	3,501
IG Group Holdings plc (Diversified financial services)	1,232,896	9,074
*Imagination Technologies Group plc (Computers & peripherals)	187,732	1,224
Lancashire Holdings, Ltd. (Insurance)	897,939	11,433
Moneysupermarket.com Group plc (Internet software & services)	2,922,139	7,492
Oxford Instruments plc (Electronic equipment, instruments & components)	240,759	5,627
Rotork plc (Machinery)	347,388	14,501
RPS Group plc (Commercial services & supplies)	872,849	3,018
*Salamander Energy plc (Oil, gas & consumable fuels)	1,617,863	5,009
*Sports Direct International plc (Specialty retail)	873,033	5,524
St James’s Place plc (Insurance)	613,072	4,238
Synergy Health plc (Health care providers & services)	201,939	3,582
Telecity Group plc (Internet software & services)	260,085	3,359
*The Berkeley Group Holdings plc (Household durables)	432,957	12,455
Victrex plc (Chemicals)	268,463	7,155

		188,184

Japan—16.4%
Ain Pharmaciez, Inc. (Food & staples retailing)	109,000	5,962
Chiyoda Corporation (Construction & engineering)	885,000	12,678
Cosmos Pharmaceutical Corporation (Food & staples retailing)	77,000	7,652

See accompanying Notes to Financial Statements.

24 Annual Report	December 31, 2012

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—16.4%—(continued)
CyberAgent, Inc. (Media)	2,170	$4,459
F.C.C. Co., Ltd. (Auto components)	365,509	7,592
FamilyMart Co., Ltd. (Food & staples retailing)	165,500	6,818
Kakaku.com, Inc. (Internet software & services)	89,600	2,958
M3, Inc. (Health care technology)	3,791	6,051
Miraca Holdings, Inc. (Health care providers & services)	254,200	10,250
MISUMI Group, Inc. (Trading companies & distributors)	269,500	7,365
MonotaRO Co., Ltd. (Trading companies & distributors)	126,000	4,059
Park24 Co., Ltd. (Commercial services & supplies)	116,000	1,832
Ryohin Keikaku Co., Ltd. (Multiline retail)	164,900	9,222
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	64,800	6,505
Ship Healthcare Holdings, Inc. (Health care providers & services)	301,200	8,005
Suruga Bank, Ltd. (Commercial banks)	985,000	12,115
United Arrows, Ltd. (Specialty retail)	197,800	4,555

		118,078

Emerging Asia—7.8%
China—4.9%
China Medical System Holdings, Ltd. (Pharmaceuticals)	5,891,000	4,598
Dongyue Group (Chemicals)	8,759,000	5,922
*Haier Electronics Group Co., Ltd. (Household durables)	7,758,000	11,507
Haitian International Holdings, Ltd. (Machinery)	3,933,496	4,714
Minth Group, Ltd. (Auto components)	1,580,000	1,836
Sino Biopharmaceutical (Pharmaceuticals)	7,808,000	3,765
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)†	176,359	2,778

		35,120

India—2.9%
CRISIL, Ltd. (Diversified financial services)	174,919	3,469
eClerx Services, Ltd. (Professional services)	100,070	1,251
Ipca Laboratories, Ltd. (Pharmaceuticals)	429,511	4,068
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	146,216	3,471
Motherson Sumi Systems, Ltd. (Auto components)	1,957,109	7,126
Oberoi Realty, Ltd. (Real estate management & development)	337,316	1,790

		21,175

Emerging Europe, Mid-East, Africa—5.7%
Russia—0.1%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)†	154,616	845

South Africa—2.9%
Capitec Bank Holdings, Ltd. (Commercial banks)	227,238	4,917
Coronation Fund Managers, Ltd. (Capital markets)	998,657	4,676

Common Stocks—Emerging Europe, Mid-East, Africa—5.7%—(continued)
South Africa—(continued)
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,746,547	$11,038

		20,631

Turkey—2.7%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	1,196,176	7,042
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	9,869,085	12,728

		19,770

Asia—5.7%
Australia—1.4%
Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	327,274	3,588
Seek, Ltd. (Professional services)	900,328	6,653

		10,241

Hong Kong—2.9%
Sa Sa International Holdings, Ltd. (Specialty retail)	11,950,000	9,923
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	5,804,000	10,641

		20,564

Singapore—1.4%
ARA Asset Management Ltd.—144A (Capital markets)	343,000	459
*Biosensors International Group, Ltd. (Health care equipment & supplies)	2,932,000	2,927
First Resources, Ltd. (Food products)	4,203,000	7,008

		10,394

Canada—4.8%
Canadian Energy Services & Technology Corporation (Energy equipment & services)	312,295	3,328
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	1,326,320	9,147
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	261,923	6,054
Precision Drilling Corporation (Energy equipment & services)	745,292	6,159
Total Energy Services, Inc. (Energy equipment & services)	222,362	3,351
Trilogy Energy Corporation (Oil, gas & consumable fuels)	214,885	6,288

		34,327

Emerging Latin America—1.7%
Brazil—0.9%
*Lupatech S.A. (Energy equipment & services)	252,217	203
OdontoPrev S.A. (Health care providers & services)	472,000	2,473
*Qualicorp S.A. (Health care providers & services)	359,100	3,720
T4F Entretenimento S.A. (Media)	88,500	339

		6,735

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 25

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—1.7%—(continued)
Chile—0.5%
CFR Pharmaceuticals S.A. (Pharmaceuticals)	13,645,276	$3,449

Mexico—0.3%
*Macquarie Mexico Real Estate Management S.A. de C.V.—144A (Real estate investment trusts (REITs))	906,973	1,796

Total Common Stocks—96.8% (cost $590,782)		696,550

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $20,374, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$20,374	20,374

Total Repurchase Agreement—2.8% (cost $20,374)		20,374

Total Investments—99.6% (cost $611,156)		716,924
Cash and other assets, less liabilities—0.4%		2,584

Net assets—100.0%		$719,508

ADR = American Depository Receipt

GDR = Global Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Consumer Discretionary	26.9%
Health Care	13.6%
Financials	13.2%
Information Technology	11.8%
Industrials	11.3%
Consumer Staples	8.5%
Energy	6.6%
Materials	6.6%
Telecommunication Services	1.5%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	27.0%
Euro	21.2%
Japanese Yen	17.0%
Hong Kong Dollar	8.0%
Canadian Dollar	4.9%
Swedish Krona	3.3%
Indian Rupee	3.0%
South African Rand	3.0%
Norwegian Krone	2.9%
Turkish Lira	2.8%
Singapore Dollar	1.5%
Australian Dollar	1.5%
Swiss Franc	1.1%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

26 Annual Report	December 31, 2012

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 21.28% increase (Institutional Class Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net) increased 18.68%.

2012 outperformance was driven by strong stock selection across most sectors, with particular value added in the overweighted Consumer sectors, coupled with strong results in Materials and Energy. The Fund’s Discretionary stocks were up over 25%, compared to the 17.6% return in the benchmark Index due to broad strength across industries. Staples was up over 38%, due largely to strong outperformance in overweighted Food/Staples Retailing. Energy benefited from strong performance by CNOOC on a recovering production growth profile and Ecopetrol on strong results during the first half. In addition, limited exposure to Petrobras, a Brazil oil company, during the year was positive, given operational disappointments and continued concerns about governmental intervention. Materials benefited from good operational results from Grupo Mexico, the Fund’s sole Metals/Mining holding during the period. The key detractor from 2012 results was Information Technology (IT) stock selection, due largely to Chinese internet-related performance coupled with operational weakness at Comba Telecom and HTC, which we sold during the year.

As of year end, Consumer Discretionary and Staples remained overweighted at a combined 27.1% of the Fund, compared to the 17.7% Index weighting, with a tilt towards Discretionary. Financials increased during the year to 24.7% from 15.9% as of year-end 2012 primarily due to an increase in Commercial Banks and real estate-related weightings, but remained underweighted versus the 25.7% benchmark Index weighting. IT and Energy marginally decreased to fund this increase. Regionally, the Fund was underweighted in Emerging Asia, despite above-market weightings in China, India and the ASEAN countries, due to significantly underweighted Korea and Taiwan. Latin America totaled 21.1% of the Fund at year-end, a significant decrease since year-end 2011 due to lower exposure in Brazil on economic slowdown and governmental intervention concerns.

December 31, 2012	William Blair Funds 27

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	21.28%	7.72%	(3.46)%	11.58%
MSCI Emerging Markets IMI (net)	18.68	4.64	(0.70)	11.50
(a)	For the period June 6, 2005 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

28 Annual Report	December 31, 2012

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.5%
China—19.8%
AAC Technologies Holdings, Inc. (Communications equipment)	875,959	$3,106
*Baidu, Inc.—ADR (Internet software & services)	47,987	4,813
Belle International Holdings, Ltd. (Specialty retail)	2,346,610	5,190
*Brilliance China Automotive Holdings, Ltd. (Automobiles)	8,818,000	11,081
China BlueChemical, Ltd. (Chemicals)	3,610,609	2,463
China Mobile, Ltd. (Wireless telecommunication services)	3,274,755	38,536
China Overseas Land & Investment, Ltd. (Real estate management & development)	3,456,000	10,508
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	2,233,304	10,004
CNOOC, Ltd. (Oil, gas & consumable fuels)	10,840,601	23,882
Dongyue Group (Chemicals)	5,456,287	3,689
Golden Eagle Retail Group, Ltd. (Multiline retail)	956,547	2,382
*Haier Electronics Group Co., Ltd. (Household durables)	4,822,000	7,152
Haitian International Holdings, Ltd. (Machinery)	2,334,870	2,798
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	19,945,000	14,396
Lenovo Group, Ltd. (Computers & peripherals)	15,575,014	14,361
Sino Biopharmaceutical (Pharmaceuticals)	1,548,000	746
Sun Art Retail Group, Ltd. (Food & staples retailing)	5,414,745	8,371
Tencent Holdings, Ltd. (Internet software & services)	446,835	14,655
Want Want China Holdings, Ltd. (Food products)	6,291,217	8,817
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	144,501	2,276
Yingde Gases (Chemicals)	2,062,981	2,114

		191,340

India—9.5%
Asian Paints, Ltd. (Chemicals)	40,286	3,282
Bajaj Auto, Ltd. (Automobiles)	217,835	8,522
HDFC Bank, Ltd. (Commercial banks)	614,440	7,660
Housing Development Finance Corporation (Thrifts & mortgage finance)	648,245	9,903
IndusInd Bank, Ltd. (Commercial banks)	370,437	2,859
ITC, Ltd. (Tobacco)	2,622,889	13,812
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	107,827	2,559
Lupin, Ltd. (Pharmaceuticals)	208,913	2,359
Motherson Sumi Systems, Ltd. (Auto components)	1,019,801	3,713
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	560,729	7,585
Tata Consultancy Services, Ltd. (IT services)	416,320	9,592
Tata Motors, Ltd. (Automobiles)	3,400,953	19,549

		91,395

Common Stocks—Emerging Asia—55.5%—(continued)
Indonesia—4.4%
PT Astra International Tbk (Automobiles)	17,263,240	$13,675
PT Bank Rakyat Indonesia (Commercial banks)	18,996,821	13,778
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	876,724	3,795
PT Jasa Marga Persero Tbk (Transportation infrastructure)	7,091,000	4,017
PT Kalbe Farma Tbk (Pharmaceuticals)	28,249,415	3,113
PT XL Axiata Tbk (Diversified telecommunication services)	6,536,500	3,879

		42,257

Malaysia—2.1%
CIMB Group Holdings Bhd (Commercial banks)	5,420,087	13,567
*IHH Healthcare Bhd (Health care providers & services)	5,739,800	6,358

		19,925

Papua New Guinea—1.0%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,306,597	9,662

Philippines—0.4%
SM Prime Holdings, Inc. (Real estate management & development)	9,556,100	3,852

South Korea—8.3%
Celltrion, Inc. (Pharmaceuticals)	175,399	4,283
*Hyundai Motor Co. (Automobiles)	87,825	18,105
*LG Household & Health Care, Ltd. (Household products)	5,802	3,554
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	27,900	40,087
Samsung Engineering Co., Ltd. (Construction & engineering)	15,089	2,351
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	34,088	6,925
Samsung Heavy Industries Co., Ltd. (Machinery)	135,964	4,968

		80,273

Taiwan—5.6%
Asustek Computer, Inc. (Computers & peripherals)	1,341,000	15,186
Catcher Technology Co., Ltd. (Computers & peripherals)	464,064	2,330
Hiwin Technologies Corporation (Machinery)	239,429	1,770
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	5,845,893	18,095
MediaTek, Inc. (Semiconductors & semiconductor equipment)	851,064	9,521
TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	383,979	6,876

		53,778

Thailand—4.4%
Advanced Info Service PCL (Wireless telecommunication services)	1,168,362	8,036
BEC World PCL (Media)	3,646,100	8,498

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 29

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.5%—(continued)
Thailand—(continued)
CP ALL PCL (Food & staples retailing)	5,417,518	$8,146
Kasikornbank PCL (Commercial banks)	2,248,482	14,293
Siam Makro PCL (Food & staples retailing)	226,932	3,319

		42,292

Emerging Latin America—21.1%
Argentina—0.5%
MercadoLibre, Inc. (Internet software & services)	56,934	4,473

Brazil—7.9%
BR Malls Participacoes S.A. (Real estate management & development)	858,690	11,332
BR Properties S.A. (Real estate management & development)	275,997	3,437
Cia de Bebidas das Americas—ADR (Beverages)	590,382	24,790
Cia de Concessoes Rodoviarias (Transportation infrastructure)	750,389	7,128
Cia Hering (Specialty retail)	201,116	4,125
Cielo S.A. (IT services)	201,100	5,598
CPFL Energia S.A.—ADR (Electric utilities)	25,717	539
Iochpe-Maxion S.A. (Machinery)	167,600	2,239
Lojas Renner S.A. (Multiline retail)	67,222	2,618
*Lupatech S.A. (Energy equipment & services)	421,326	340
OdontoPrev S.A. (Health care providers & services)	448,666	2,351
*Qualicorp S.A. (Health care providers & services)	234,300	2,427
Raia Drogasil S.A. (Food & staples retailing)	219,145	2,469
Totvs S.A. (Software)	110,832	2,186
Tractebel Energia S.A. (Independent power producers & energy traders)	296,538	4,830

		76,409

Chile—2.9%
Banco Santander Chile—ADR (Commercial banks)	166,393	4,740
CFR Pharmaceuticals S.A. (Pharmaceuticals)	9,228,150	2,332
ENTEL Chile S.A. (Wireless telecommunication services)	334,333	6,914
Inversiones La Construccion S.A. (Diversified financial services)	102,017	2,003
S.A.C.I. Falabella (Multiline retail)	446,216	4,586
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	84,509	4,871
Sonda S.A. (IT services)	907,561	2,891

		28,337

Colombia—2.8%
Ecopetrol S.A. (Oil, gas & consumable fuels)	6,054,150	18,707
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	369,891	8,594

		27,301

Common Stocks—Emerging Latin America—21.1%—(continued)
Mexico—5.7%
Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	192,369	$581
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	93,678	9,433
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	3,230,910	20,863
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	6,740,267	24,315

		55,192

Panama—0.2%
Copa Holdings S.A. Class “A” (Airlines)†	16,927	1,683

Peru—1.1%
Credicorp, Ltd. (Commercial banks)†	69,363	10,166

Emerging Europe, Mid-East, Africa—16.8%
Nigeria—0.7%
Guaranty Trust Bank plc (Commercial banks)	28,471,188	4,209
Nigerian Breweries plc (Beverages)	2,388,036	2,257

		6,466

Poland—0.2%
Eurocash S.A. (Food & staples retailing)	166,187	2,351

Qatar—1.2%
Industries Qatar QSC (Industrial conglomerates)	271,417	11,604

Russia—2.5%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	408,600	2,235
M Video OJSC (Specialty retail)	193,600	1,543
Magnit OAO (Food & staples retailing)†	64,463	10,227
Mail.ru Group, Ltd.—GDR (Internet software & services)	69,724	2,435
*Yandex N.V. Class “A” (Internet software & services)†	381,211	8,223

		24,663

South Africa—7.8%
*Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	283,871	5,683
AVI, Ltd. (Food products)	316,748	2,244
Bidvest Group, Ltd. (Industrial conglomerates)	189,187	4,840
Discovery Holdings, Ltd. (Insurance)	439,270	3,240
FirstRand, Ltd. (Diversified financial services)	4,241,154	15,606
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	1,827,565	7,345
Mr Price Group, Ltd. (Specialty retail)	134,316	2,226
MTN Group, Ltd. (Wireless telecommunication services)	519,782	10,941
Naspers, Ltd. (Media)	228,562	14,763
Shoprite Holdings, Ltd. (Food & staples retailing)	224,152	5,438
Tiger Brands, Ltd. (Food products)	65,572	2,529

		74,855

See accompanying Notes to Financial Statements.

30 Annual Report	December 31, 2012

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—16.8%—(continued)
Turkey—3.8%
Arcelik A.S. (Household durables)	735,219	$4,835
BIM Birlesik Magazalar A.S. (Food & staples retailing)	49,474	2,426
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	639,220	3,763
Turkiye Halk Bankasi A.S. (Commercial banks)	2,586,661	25,498

		36,522

United Arab Emirates—0.6%
First Gulf Bank PJSC (Commercial banks)	1,905,256	6,116

Total Common Stocks—93.4% (cost $749,631)		900,912

Preferred Stock
Brazil—2.0%
Itau Unibanco Holding S.A. (Commercial banks)	1,211,941	19,764

Total Preferred Stock—2.0% (cost $18,035)		19,764

Affiliated Fund
China—2.5%
William Blair China A—Share Fund, LLC	2,362,400	23,624

Total Affiliated Fund—2.5% (cost $23,624)		23,624

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $13,524, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$13,524	13,524

Total Repurchase Agreement—1.4% (cost $13,524)		13,524

Total Investments—99.3% (cost $804,814)		957,824
Cash and other assets, less liabilities—0.7%		6,413

Net assets—100.0%		$964,237

ADR = American Depository Receipt

GDR = Global Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

The Emerging Markets Growth Fund invested in the following affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment monthly.

	Share Activity				Year Ended December 31, 2012
					(in thousands)
Fund Name	Balance 12/31/2011	Purchases	Sales	Balance 12/31/2012	Value	Dividends Included in Income
William Blair China A—Share Fund, LLC	—	2,362,400	—	2,362,400	$23,624	—

As of December 31, 2012, the Fund invested in the William Blair China A—Share Fund, LLC, an affiliated fund. There was no realized or unrealized gain/(loss) from investments in the affiliated fund.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	24.7%
Information Technology	17.9%
Consumer Discretionary	15.1%
Consumer Staples	12.0%
Energy	8.1%
Telecommunication Services	7.3%
Health Care	5.1%
Industrials	4.8%
Materials	4.4%
Utilities	0.6%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	19.8%
U.S. Dollar	11.8%
Indian Rupee	9.7%
South Korean Won	8.5%
South African Rand	7.9%
Brazilian Real	7.5%
New Taiwan Dollar	5.7%
Mexican Peso	4.8%
Thai Baht	4.5%
Indonesian Rupiah	4.5%
Turkish Lira	3.9%
Malaysian Ringgit	2.1%
Chilean Peso	2.0%
Colombian Peso	2.0%
Qatari Rial	1.2%
Australian Dollar	1.0%
All Other Currencies	3.1%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 31

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS LEADERS FUND

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Leaders Fund (formerly the Emerging Leaders Growth Fund Institutional Class Shares) posted a 20.97% increase (Institutional Class Shares) for the twelve months ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Index (net) increased 18.22%.

2012 to date performance surpassed the MSCI Emerging Markets Index (net), on strong outperformance across a number of sectors. The overweighted Consumer Staples sector added approximately 2% to outperformance, as the overweighted Food/Staples Retailing segment was up over 52% with broad strength across names. Energy stock selection was bolstered by limited exposure in Petrobras , a Brazil oil company, during the year, given operational disappointments and continued concerns about governmental intervention. It also benefited from strong performance by CNOOC, a Chinese energy company, on a recovering production growth profile and Ecopetrol on strong results during the first half. Commercial Banks were up nearly 29% during the year and were the most significant contributor to Financials outperformance, while Materials benefited from good operational results from Grupo Mexico, the Fund’s sole Metals/Mining holding during the period. The key detractor from 2012 results was Information Technology (IT) stock selection, due largely to Chinese internet-related performance coupled with concerns about revenue trends at Cielo, the Brazilian card processing company.

During the year as valuations expanded, the Fund’s weighting in Consumer Discretionary and Staples decreased substantially from approximately 36% of the Fund to approximately 28%, but remained above the 16.7% benchmark Index weighting. Conversely, Financials increased from 19.8% to 30.6%, as we added to Commercial Banks and Real Estate-related holdings. Conversely, Industrials decreased from a index weighting of approximately 6.5% to 3.1% on deteriorating demand trends, while IT marginally increased. Regionally, the Fund was underweighted in Emerging Asia, despite above-market weightings in China, India and the Southeast Asia countries, due to significantly underweighted Korea and Taiwan. Europe, Middle East and Africa decreased slightly during the year, due to a reduction in South African holdings on valuation concerns. Latin America totaled 21.3% of the Fund at year end, approximately 3% above the Index weighting, due to holdings in Chile, Colombia, Mexico and Peru, which more than offset the lower Brazil weighting.

32 Annual Report	December 31, 2012

Emerging Markets Leaders Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	Since Inception(a)
Institutional Class	20.97%	6.53%	0.75%
MSCI Emerging Markets Large Cap (net)	17.79	4.71	1.32
MSCI Emerging Markets (net)	18.22	4.66	1.43
(a)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

On December 31, 2012, the Fund’s Benchmark changed from the Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) to the Morgan Stanley Capital International (MSCI) Emerging Markets Index (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 33

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—56.6%
China—20.0%
Belle International Holdings, Ltd. (Specialty retail)	449,000	$993
*Brilliance China Automotive Holdings, Ltd. (Automobiles)	938,000	1,179
China Mobile, Ltd. (Wireless telecommunication services)	260,500	3,066
China Overseas Land & Investment, Ltd. (Real estate management & development)	546,000	1,660
CNOOC, Ltd. (Oil, gas & consumable fuels)	618,000	1,361
Lenovo Group, Ltd. (Computers & peripherals)	1,506,000	1,389
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	87,500	746
Sun Art Retail Group, Ltd. (Food & staples retailing)	484,000	748
Tencent Holdings, Ltd. (Internet software & services)	59,700	1,958
Want Want China Holdings, Ltd. (Food products)	521,000	730

		13,830

India—10.1%
Bajaj Auto, Ltd. (Automobiles)	26,380	1,032
HDFC Bank, Ltd. (Commercial banks)	59,521	742
Housing Development Finance Corporation (Thrifts & mortgage finance)	50,310	769
ITC, Ltd. (Tobacco)	210,623	1,109
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	77,316	1,046
Tata Consultancy Services, Ltd. (IT services)	30,914	712
Tata Motors, Ltd. (Automobiles)	271,948	1,563

		6,973

Indonesia—3.1%
PT Astra International Tbk (Automobiles)	1,155,000	915
PT Bank Rakyat Indonesia (Commercial banks)	1,656,500	1,201

		2,116

Malaysia—2.9%
CIMB Group Holdings Bhd (Commercial banks)	514,800	1,289
*IHH Healthcare Bhd (Health care providers & services)	630,600	698

		1,987

South Korea—7.9%
*Hyundai Motor Co. (Automobiles)	8,070	1,664
*LG Household & Health Care, Ltd. (Household products)	582	356
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,383	3,424

		5,444

Taiwan—6.5%
Asustek Computer, Inc. (Computers & peripherals)	124,000	1,404
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	552,770	1,711
MediaTek, Inc. (Semiconductors & semiconductor equipment)	61,000	683

Common Stocks—Emerging Asia—56.6%—(continued)
Taiwan—(continued)
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	40,175	$689

		4,487

Thailand—6.1%
Advanced Info Service PCL (Wireless telecommunication services)	222,500	1,530
CP ALL PCL (Food & staples retailing)	881,400	1,326
Kasikornbank PCL (Commercial banks)	210,200	1,336

		4,192

Emerging Latin America—21.3%
Brazil—4.6%
BR Malls Participacoes S.A. (Real estate management & development)	104,600	1,381
Cia de Bebidas das Americas—ADR (Beverages)	43,016	1,806

		3,187

Chile—3.3%
Banco Santander Chile—ADR (Commercial banks)	24,273	691
S.A.C.I. Falabella (Multiline retail)	70,614	726
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	15,429	889

		2,306

Colombia—2.9%
Ecopetrol S.A. (Oil, gas & consumable fuels)	654,079	2,021

Mexico—8.9%
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	13,452	1,355
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	358,800	2,317
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	676,400	2,440

		6,112

Peru—1.6%
Credicorp, Ltd. (Commercial banks)†	7,284	1,067

Emerging Europe, Mid-East, Africa—17.3%
Qatar—2.0%
Industries Qatar QSC (Industrial conglomerates)	33,058	1,414

Russia—4.8%
Magnit OAO (Food & staples retailing)†	902	143
Magnit OJSC—144A—GDR (Food & staples retailing)	30,146	1,226
Sberbank of Russian Federation (Commercial banks)†	628,838	1,922

		3,291

South Africa—7.0%
Bidvest Group, Ltd. (Industrial conglomerates)	27,569	705
FirstRand, Ltd. (Diversified financial services)	304,841	1,122
MTN Group, Ltd. (Wireless telecommunication services)	37,013	779

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2012

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—17.3%—(continued)
South Africa—(continued)
Naspers, Ltd. (Media)	16,375	$1,058
Shoprite Holdings, Ltd. (Food & staples retailing)	32,125	779
Tiger Brands, Ltd. (Food products)	9,106	351

		4,794

Turkey—3.5%
Turkiye Garanti Bankasi A.S. (Commercial banks)	461,388	2,408

Total Common Stocks—95.2% (cost $55,595)		65,629

Preferred Stock
Brazil—3.0%
Itau Unibanco Holding S.A. (Commercial banks)	127,900	2,086

Total Preferred Stock—3.0% (cost $1,986)		2,086

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $2,909, collateralized by U.S.Treasury Note, 2.125%, due 12/31/15	$2,909	2,909

Total Repurchase Agreement—4.2% (cost $2,909)		2,909

Total Investments—102.4% (cost $60,490)		70,624
Liabilities, plus cash and other assets—(2.4)%		(1,645)

Net assets—100.0%		$68,979

ADR = American Depository Receipt

GDR = Global Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Financials	30.6%
Information Technology	17.7%
Consumer Staples	14.7%
Consumer Discretionary	13.5%
Telecommunication Services	7.9%
Energy	5.0%
Materials	4.9%
Industrials	3.1%
Health Care	2.6%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	20.4%
U.S. Dollar	14.5%
Indian Rupee	10.3%
South Korean Won	8.0%
South African Rand	7.1%
Mexican Peso	7.0%
Thai Baht	6.2%
New Taiwan Dollar	5.6%
Brazilian Real	5.1%
Turkish Lira	3.6%
Indonesian Rupiah	3.1%
Colombian Peso	3.0%
Malaysian Ringgit	2.9%
Qatari Rial	2.1%
Chilean Peso	1.1%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 35

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS SMALL CAP GROWTH FUND

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Small Cap Growth Fund posted a 1.64% increase (Institutional Class Shares) for the period ended December 31, 2012. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Small Cap Index (net) increased 1.43%.

The Fund outpaced the Index, led by outperformance in the overweighted Consumer sectors. Discretionary stocks were up over 41% for the year, well ahead of the 22% Index return, due largely to outperformance in Latin American and Asian Hotels/Restaurants, coupled with strong results in Household Durables and in Asian Media companies. The Fund’s Staples stocks were up approximately 57%, well ahead of the 27% Index return, on strength in the overweighted Food/Staples Retailing industry, in addition to outperformance in Asian Food products companies. The Fund’s Industrials stocks were up over 35%, with broad-based strength across industries except Transportation Infrastructure. In addition, the lack of Construction/Engineering holdings somewhat detracted from results. While the underweighting in Materials added significant value during the year, stock selection was negative, as all industries underperformed. Regionally, Asian stock selection was particularly strong as a focus on Southeast Asian Nation (ASEAN) countries at the expense of South Korea and Taiwan added value, as did strong stock selection across a number of countries.

The Fund maintained its significant focus on Consumer, which represented a combined 46% of the Fund as of year end, compared with the 26% Index weighting. Financials was also overweighted at 23% of the Fund versus the 20% Index weighting, an increase since year-end 2011. Conversely, Industrials, Information Technology (IT) and Telecommunication Services were the most underweighted. Regionally, the Fund’s Asian holdings totalled 57.2%, well below the 74.5% Index weighting due primarily to significant underweightings in South Korea and Taiwan, which were only somewhat mitigated by higher India and ASEAN exposures. Conversely, Latin America totalled 22.8%, well above the 11.3% Index weighting, due to significant exposure in Brazil and Mexico and a higher weighting in Chile.

36 Annual Report	December 31, 2012

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2012

Since Inception(a)
Institutional Class	1.64%
MSCI Emerging Markets Small Cap (net)	1.43
(a)	For the period from December 20, 2012 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2012	William Blair Funds 37

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.2%
Cambodia—1.6%
NagaCorp, Ltd. (Hotels, restaurants & leisure)	710,000	$434

China—12.1%
AAC Technologies Holdings, Inc. (Communications equipment)	73,000	259
China Medical System Holdings, Ltd. (Pharmaceuticals)	240,000	187
China Overseas Grand Oceans Group, Ltd. (Real estate management & development)	428,000	523
Dongyue Group (Chemicals)	500,000	338
Golden Eagle Retail Group, Ltd. (Multiline retail)	130,000	324
*Haier Electronics Group Co., Ltd. (Household durables)	255,000	378
Haitian International Holdings, Ltd. (Machinery)	250,000	300
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	11,059	131
Minth Group, Ltd. (Auto components)	108,000	125
Prince Frog International Holdings, Ltd. (Personal products)	571,000	243
Sino Biopharmaceutical Ltd. (Pharmaceuticals)	580,000	280
Tiangong International Co., Ltd. (Metals & mining)	776,000	189

		3,277

India—12.7%
Bata India, Ltd. (Textiles, apparel & luxury goods)	11,797	188
Colgate-Palmolive India, Ltd. (Personal products)	7,779	225
CRISIL, Ltd. (Diversified financial services)	5,146	102
Eicher Motors, Ltd. (Machinery)	3,304	176
GlaxoSmithKline Consumer Healthcare, Ltd. (Food products)	4,041	284
Godrej Consumer Products, Ltd. (Personal products)	13,706	182
Gruh Finance, Ltd. (Thrifts & mortgage finance)	54,158	235
Havells India, Ltd. (Electrical equipment)	2,075	24
IndusInd Bank, Ltd. (Commercial banks)	38,858	300
Ipca Laboratories, Ltd. (Pharmaceuticals)	22,423	212
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	7,314	174
Lupin, Ltd. (Pharmaceuticals)	24,125	272
Marico, Ltd. (Personal products)	63,017	252
Motherson Sumi Systems, Ltd. (Auto components)	38,643	141
Page Industries, Ltd. (Textiles, apparel & luxury goods)	2,464	154
Pidilite Industries, Ltd. (Chemicals)	54,818	219
Yes Bank, Ltd. (Commercial banks)	32,711	279

		3,419

Indonesia—6.4%
PT Ace Hardware Indonesia Tbk (Specialty retail)	5,295,500	453
PT Alam Sutera Realty Tbk (Real estate management & development)	1,792,000	112
*PT Bank Tabungan Pensiunan Nasional Tbk (Commercial banks)	227,000	124

Common Stocks—Emerging Asia—57.2%—(continued)
Indonesia—(continued)
PT Ciputra Development Tbk (Real estate management & development)	2,034,500	$169
PT Holcim Indonesia Tbk (Construction materials)	584,000	176
PT Jasa Marga (Transportation infrastructure)	87,000	49
PT Kalbe Farma Tbk (Pharmaceuticals)	1,349,500	149
PT Media Nusantara Citra Tbk (Media)	234,500	61
*PT MNC Sky Vision Tbk (Media)	311,000	77
PT Sumber Alfaria Trijaya Tbk (Food & staples retailing)	133,000	73
*PT Tower Bersama Infrastructure Tbk (Wireless telecommunication services)	492,500	292

		1,735

Malaysia—3.5%
Aeon Co. M Bhd (Multiline retail)	44,200	204
Dayang Enterprise Holdings Bhd (Energy equipment & services)	207,200	162
Guinness Anchor Bhd (Beverages)	69,400	377
Nestle Malaysia Bhd (Food products)	9,000	186
Padini Holdings Bhd (Specialty retail)	45,400	28

		957

Philippines—6.1%
Alliance Global Group, Inc. (Industrial conglomerates)	787,000	322
*East West Banking Corporation (Commercial banks)	13,900	10
Puregold Price Club, Inc. (Food & staples retailing)	673,000	541
Security Bank Corporation (Commercial banks)	88,450	337
SM Prime Holdings, Inc. (Real estate management & development)	264,375	107
Universal Robina Corporation (Food products)	160,700	328

		1,645

South Korea—2.5%
*Able C&C Co., Ltd. (Personal products)	2,351	175
*Gamevil, Inc. (Software)	2,051	193
*Kolao Holdings (Automobiles)	10,328	178
*Paradise Co., Ltd. (Hotels, restaurants & leisure)	8,360	135

		681

Sri Lanka—1.0%
Commercial Bank of Ceylon plc (Commercial banks)	148,872	120
John Keells Holdings plc (Industrial conglomerates)	84,914	147

		267

Taiwan—3.4%
Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	54,000	199
Ginko International Co., Ltd. (Health care equipment & supplies)	12,000	134
Hiwin Technologies Corporation (Machinery)	3,300	24
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	5,000	135
Merida Industry Co., Ltd. (Leisure equipment & products)	43,000	193

See accompanying Notes to Financial Statements.

38 Annual Report	December 31, 2012

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.2%—(continued)
Taiwan—(continued)
St Shine Optical Co., Ltd. (Health care equipment & supplies)	15,000	$230

		915

Thailand—7.9%
Bangkok Dusit Medical Services PCL (Health care providers & services)	52,100	194
BEC World PCL (Media)	146,300	341
Home Product Center PCL (Specialty retail)	652,040	271
LPN Development PCL (Real estate management & development)	266,600	161
Minor International PCL (Hotels, restaurants & leisure)	474,810	306
Robinson Department Store PCL (Multiline retail)	123,700	271
Siam Makro PCL (Food & staples retailing)	13,650	200
Thai Tap Water Supply PCL (Water utilities)	795,500	240
Tisco Financial Group PCL (Commercial banks)	80,700	138

		2,122

Emerging Latin America—22.8%
Brazil—12.4%
Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	12,800	247
BR Properties S.A. (Real estate management & development)	10,500	131
Cia Hering (Specialty retail)	10,200	209
Ez Tec Empreendimentos e Participacoes S.A. (Household durables)	14,500	182
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	20,400	271
*Kroton Educacional S.A. (Diversified consumer services)	17,790	402
Localiza Rent a Car S.A. (Road & rail)	10,700	196
Lojas Renner S.A. (Multiline retail)	6,600	257
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	21,586	359
*Qualicorp S.A. (Professional services)	23,300	241
Raia Drogasil S.A. (Food & staples retailing)	9,700	109
Tegma Gestao Logistica S.A. (Road & rail)	10,700	183
Totvs S.A. (Software)	9,200	182
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Commercial services & supplies)	16,900	376

		3,345

Chile—3.1%
Inversiones La Construccion S.A. (Diversified financial services)	15,590	306
Parque Arauco S.A. (Real estate management & development)	77,460	192
Sonda S.A. (IT services)	103,879	331

		829

Mexico—5.4%
*Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	189,869	379
Banregio Grupo Financiero S.A.B. de C.V. (Commercial banks)	87,838	400

Common Stocks—Emerging Latin America—22.8%—(continued)
Mexico—(continued)
Compartamos S.A.B. de C.V. (Consumer finance)	105,200	$150
Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	88,500	267
*Macquarie Mexico Real Estate Management S.A. de C.V.—144A (Real estate investment trusts (REITs))	140,965	279

		1,475

Panama—1.0%
Copa Holdings S.A. (Airlines)†	2,648	263

Peru—0.9%
*Inretail Peru Corporation (Food & staples retailing)	4,077	86
*Inretail Peru Corporation—144A (Food & staples retailing)†	1,346	28
Intercorp Financial Services, Inc. (Diversified financial services)	3,529	126

		240

Emerging Europe, Mid-East, Africa—13.5%
Kenya—1.0%
Safaricom, Ltd. (Wireless telecommunication services)	4,588,400	267

Nigeria—1.7%
Guaranty Trust Bank plc (Commercial banks)	1,908,274	282
Nestle Nigeria plc (Food products)	40,090	180

		462

Poland—2.9%
*Alior Bank S.A. (Commercial banks)	7,026	142
Eurocash S.A. (Food & staples retailing)	18,191	258
LPP S.A. (Textiles, apparel & luxury goods)	257	379

		779

Russia—0.5%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	4,868	27
*MD Medical Group Investments plc—144A—GDR (Health care providers & services)	9,432	117

		144

South Africa—4.2%
AVI, Ltd. (Food products)	23,285	165
Coronation Fund Managers, Ltd. (Capital markets)	59,162	277
Discovery Holdings, Ltd. (Insurance)	19,818	146
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	24,717	99
Mr Price Group, Ltd. (Specialty retail)	12,072	200
The Foschini Group, Ltd. (Specialty retail)	7,077	118
Tsogo Sun Holdings, Ltd. (Hotels, restaurants & leisure)	48,096	135

		1,140

Turkey—3.2%
Arcelik A.S. (Household durables)	26,925	177
Bizim Toptan Satis Magazalari A.S. (Food & staples retailing)	19,285	301

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 39

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—13.5%—(continued)
Turkey—(continued)
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	41,406	$244
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	108,970	141

		863

Total Common Stocks—93.5% (cost $23,445)		25,259

Preferred Stock
Brazil—1.2%
Marcopolo S.A. (Machinery)	49,000	309

Total Preferred Stock—1.2% (cost $284)		309

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $2,088, collateralized by U.S. Treasury Note, 2.125%, due 12/31/15	$2,088	2,088

Total Repurchase Agreement—7.7% (cost $2,088)		2,088

Total Investments—102.4% (cost $25,817)		27,656
Liabilities, plus cash and other assets—(2.4)%		(635)

Net assets—100.0%		$27,021

GDR = Global Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2012, the Fund’s Portfolio of Investments includes the following sector categories (as a percentage of long-term investments):

Consumer Discretionary	29.6%
Financials	22.9%
Consumer Staples	16.4%
Industrials	10.7%
Health Care	8.3%
Information Technology	4.8%
Materials	3.6%
Telecommunication Services	2.2%
Utilities	0.9%
Energy	0.6%

Total	100.0%

At December 31, 2012, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Brazilian Real	14.3%
Hong Kong Dollar	14.0%
Indian Rupee	13.4%
Thai Baht	8.3%
Indonesian Rupiah	6.8%
Philippine Peso	6.4%
Mexican Peso	5.8%
South African Rand	4.5%
Malaysian Ringgit	3.7%
New Taiwan Dollar	3.6%
Turkish Lira	3.4%
Chilean Peso	3.2%
U.S. Dollar	3.0%
South Korean Won	2.7%
Euro	2.5%
Nigerian Naira	1.8%
Kenyan Shilling	1.0%
Sri Lanka Rupee	1.0%
All Other Currencies	0.6%

Total	100.0%

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2012

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Bond Fund posted an 8.61% increase (Institutional Class Shares) for the year ended December 31, 2012. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index, increased by 4.21%.

Several factors contributed to the outperformance of the William Blair Bond Fund versus its benchmark during 2012. Security selection within the Fund had the largest positive impact on performance, with results particularly strong among the Fund’s corporate and mortgage-backed securities. The Fund benefited from several security selection themes in the corporate sector, including its overweight of U.S. banks and financial services, positioning within investment-grade industrials, and its allocation to high yield corporate bonds. In the mortgage-backed sector, the Fund’s emphasis on higher-coupon pools comprised of low loan balance borrowers continued to add value relative to comparable duration alternatives. Finally, sector positioning contributed to performance, as the Fund eschewed nominal fixed-rate Treasuries in favor of corporate bonds, mortgage-backed securities, and Treasury Inflation-Protected Securities (TIPS).

Some factors detracted from the William Blair Bond Fund’s performance on a relative basis during 2012. An underweight allocation to Commercial Mortgage-Backed Securities (CMBS) had a marginal negative impact on relative performance. However, the Fund was overweight to REITs to account for that underweight, and that positioning offset the relative underperformance. The Fund’s cash holdings detracted from performance as bonds have posted solid performance. We attempt to minimize the amount of cash in the Fund at any time and to keep the Fund’s Fund fully invested.

The major sectors of the U.S. fixed income market generated positive total returns during 2012. The primary drivers of returns have been income and narrowing risk spreads as investors’ demand for incremental yield has been insatiable. The 10-year Treasury note yielded 1.76% at year-end.

We believe that the threat of any rapid rise in interest rates is subdued. The Federal Open Market Committee’s) (FOMC’s) stance towards monetary policy has become increasingly accommodative due to concerns over the pace of economic growth, job growth, and inflation. The FOMC announced several unconventional easing policies this year, and the FOMC remains committed to maintaining rates at low levels until the unemployment rate declines below 6.5%.

We expect economic growth to be low in the short-to-intermediate term (two to three years), with continued high levels of unemployment and a depressed real estate market constraining growth. However, we do not believe that the economy is at imminent risk of a “double-dip” recession.

Corporate bond issuance was robust in 2012. Corporations sought to secure longer-term financing at low all-in yields. Net issuance ended the year slightly lower than the record levels experienced in 2009. We expect that issuance will decline modestly from this pace in 2013.

We believe that spread sectors are poised to lead the market. Risk premiums across all spreads sectors remain elevated versus long-term averages but not approaching the historically cheap levels experienced in prior years. These valuations, coupled with the strength of corporate balance sheets, make us bullish on spread product relative to Treasuries.

December 31, 2012	William Blair Funds 41

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	8.61%	8.19%	7.55%	7.29%
Barclays Capital U.S. Aggregate Index	4.21	6.19	5.95	6.11
(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

42 Annual Report	December 31, 2012

Bond Fund

Portfolio of Investments, December 31, 2012 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—40.3%
U.S. Treasury Inflation Indexed Notes/Bonds—7.5%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$5,913	$6,872
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	9,287	15,393

Total U.S. Treasury Inflation Indexed Notes/Bonds		22,265

U.S. Treasury—1.1%
U.S. Treasury Bond, 3.125%, due 2/15/42	525	549
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	2,900	2,641

Total U.S. Treasury Obligations		3,190

Government National Mortgage Association (GNMA)—2.3%
#344834, 6.250%, due 7/15/13	2	2
#344902, 6.250%, due 3/15/14	4	4
#623162, 6.500%, due 7/15/18	35	40
#616250, 6.000%, due 2/15/24	10	11
#422470, 7.500%, due 3/15/26	1	1
#509405, 7.500%, due 8/15/29	1	1
GNR 2004-2 M5, 4.891%, due 7/16/34	125	130
GNR 2006-67 GB, 4.775%, due 9/16/34, VRN	517	526
#699118, 6.000%, due 9/15/38	5,488	6,171

Total GNMA Mortgage Obligations		6,886

Federal Home Loan Mortgage Corp. (FHLMC)—6.3%
#J16051, 4.500%, due 7/1/26	1,198	1,306
#G01728, 7.500%, due 7/1/32	252	309
#C01385, 6.500%, due 8/1/32	245	283
#A13303, 5.000%, due 9/1/33	474	534
#C01623, 5.500%, due 9/1/33	339	369
#A15039, 5.500%, due 10/1/33	6	7
#G01843, 6.000%, due 6/1/35	65	72
#G02141, 6.000%, due 3/1/36	1,372	1,522
#A62179, 6.000%, due 6/1/37	685	759
#A63539, 6.000%, due 7/1/37	888	986
#A62858, 6.500%, due 7/1/37	473	532
#G03170, 6.500%, due 8/1/37	1,138	1,281
#A66843, 6.500%, due 10/1/37	1,680	1,907
#A78138, 5.500%, due 6/1/38	1,001	1,129
#G04544, 6.000%, due 8/1/38	2,893	3,179
#A81799, 6.500%, due 9/1/38	1,960	2,225
#A86143, 5.000%, due 5/1/39	120	133
#C03665, 9.000%, due 4/1/41	1,583	1,966

Total FHLMC Mortgage Obligations		18,499

Federal National Mortgage Association (FNMA)—23.1%
#576553, 8.000%, due 2/1/16	8	9
#580793, 6.000%, due 4/1/16	2	2
#624506, 6.000%, due 1/1/17	2	2
#679247, 7.000%, due 8/1/17	8	8
#689612, 5.000%, due 5/1/18	224	241
#695910, 5.000%, due 5/1/18	455	489
#697593, 5.000%, due 5/1/18	408	439
#770395, 5.000%, due 4/1/19	8	9
#900725, 6.000%, due 8/1/21	109	121
#893325, 7.000%, due 9/1/21	9	9
#AA2924, 4.500%, due 4/1/24	791	872
#255956, 5.500%, due 10/1/25	52	57

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AB2256, 3.500%, due 2/1/26	$1,179	$1,283
#890329, 4.000%, due 4/1/26	465	510
#AI9811, 4.500%, due 8/1/26	505	556
#AH9564, 3.500%, due 9/1/26	1,031	1,121
#AJ8149, 3.500%, due 12/1/26	1,299	1,413
#AJ9402, 4.000%, due 12/1/26	2,200	2,422
#AB4818, 4.000%, due 4/1/27	1,211	1,334
#AP0446, 3.500%, due 7/1/27	3,377	3,674
#AL2590, 4.000%, due 7/1/27	2,344	2,581
#252925, 7.500%, due 12/1/29	3	3
#535977, 6.500%, due 4/1/31	22	26
#253907, 7.000%, due 7/1/31	3	4
#587849, 6.500%, due 11/1/31	32	37
#545437, 7.000%, due 2/1/32	122	143
#545759, 6.500%, due 7/1/32	1,282	1,460
#678007, 6.000%, due 9/1/32	24	27
#254548, 5.500%, due 12/1/32	56	62
#684601, 6.000%, due 3/1/33	1,213	1,361
#703391, 5.000%, due 5/1/33	198	214
#708993, 5.000%, due 6/1/33	74	83
#190340, 5.000%, due 9/1/33	170	186
#254868, 5.000%, due 9/1/33	18	20
#727056, 5.000%, due 9/1/33	911	1,032
#739243, 6.000%, due 9/1/33	1,506	1,720
#739331, 6.000%, due 9/1/33	718	820
#555800, 5.500%, due 10/1/33	189	208
#555946, 5.500%, due 11/1/33	645	739
#756153, 5.500%, due 11/1/33	1,521	1,729
#725017, 5.500%, due 12/1/33	75	86
#725205, 5.000%, due 3/1/34	2,231	2,426
#725232, 5.000%, due 3/1/34	2,397	2,612
#725238, 5.000%, due 3/1/34	844	920
#763798, 5.500%, due 3/1/34	244	276
#776964, 5.000%, due 4/1/34	619	698
#725611, 5.500%, due 6/1/34	308	338
#783786, 5.500%, due 7/1/34	241	277
#786546, 6.000%, due 7/1/34	656	736
#787816, 6.000%, due 7/1/34	730	833
#190353, 5.000%, due 8/1/34	253	275
#794474, 6.000%, due 10/1/34	127	142
#745092, 6.500%, due 7/1/35	920	1,047
#357944, 6.000%, due 9/1/35	79	89
#829306, 6.000%, due 9/1/35	959	1,075
#836140, 5.500%, due 10/1/35	109	118
#843487, 6.000%, due 10/1/35	206	235
#849191, 6.000%, due 1/1/36	421	472
#848782, 6.500%, due 1/1/36	559	632
#745349, 6.500%, due 2/1/36	834	943
#888305, 7.000%, due 3/1/36	22	26
#895637, 6.500%, due 5/1/36	320	361
#831540, 6.000%, due 6/1/36	114	128
#745802, 6.000%, due 7/1/36	434	496
#886220, 6.000%, due 7/1/36	957	1,093
#893318, 6.500%, due 8/1/36	135	152
#902974, 6.000%, due 12/1/36	921	1,029
#909480, 6.000%, due 2/1/37	919	1,030
#938440, 6.000%, due 7/1/37	430	480
#928561, 6.000%, due 8/1/37	538	614
#948689, 6.000%, due 8/1/37	863	964
#946646, 6.000%, due 9/1/37	277	310

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 43

Bond Fund

Portfolio of Investments, December 31, 2012 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#888967, 6.000%, due 12/1/37			$1,770	$2,022
#889385, 6.000%, due 2/1/38			525	589
#962058, 6.500%, due 3/1/38			3,647	4,132
#934006, 6.500%, due 9/1/38			1,189	1,347
#986856, 6.500%, due 9/1/38			906	1,018
#991911, 7.000%, due 11/1/38			664	756
#AA8443, 5.000%, due 6/1/39			484	548
#931492, 6.000%, due 7/1/39			329	376
#AA6898, 6.000%, due 7/1/39			1,710	1,952
#932279, 5.000%, due 12/1/39			213	236
#AE0082, 5.000%, due 5/1/40			1,213	1,347
#AL0913, 6.000%, due 7/1/41			2,371	2,642
#AK2733, 5.000%, due 2/1/42			3,286	3,721

Total FNMA Mortgage Obligations				68,625

Non-Agency Mortgage-Backed Obligations—0.2%
*First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D		199	166
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 2.587%, 8/25/34, VRN	Aaa		382	382

Total Non-Agency Mortgage-Backed Obligations				548

Asset-Backed Securities—3.0%
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa		1,140	1,146
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa		600	653
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa		100	108
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2		1,935	2,084
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA-		2,800	2,843
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa2		1,979	1,978

Total Asset-Backed Securities				8,812

Corporate Obligations—55.0%
Petrobras International Finance Co., 6.125%, due 10/6/16	A3		1,400	1,582
Ally Financial, Inc., 5.500%, due 2/15/17	BB-		1,788	1,913
American International Group, Inc., 3.800%, due 3/22/17	A-		2,375	2,571
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB	+	2,000	2,093
ERP Operating L.P., 5.750%, due 6/15/17	BBB	+	2,075	2,448

Corporate Obligations—(continued)
JPMorgan Chase & Co., 6.125%, due 6/27/17	A		$1,600	$1,869
General Motors Financial Co., Inc.—144A, 4.750%, due 8/15/17	BB		1,000	1,051
American Express Co., 6.150%, due 8/28/17	A	+	2,050	2,470
Capital One Financial Corporation, 6.750%, due 9/15/17	A-		1,900	2,320
Exelon Generation Co. LLC, 6.200%, due 10/1/17	Baa1		1,160	1,370
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-		1,050	1,326
Triumph Group, Inc., 8.000%, due 11/15/17	B	+	1,550	1,674
American Tower Corporation, 4.500%, due 1/15/18	Baa3		1,200	1,315
Morgan Stanley, 6.625%, due 4/1/18	A		2,575	3,035
Simon Property Group L.P., 6.125%, due 5/30/18	A-		2,500	3,045
Petrohawk Energy Corporation, 7.250%, due 8/15/18	A		1,050	1,185
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A		1,100	1,347
CSX Corporation, 7.375%, due 2/1/19	BBB		870	1,106
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A	+	1,300	1,658
Citigroup, Inc., 8.500%, due 5/22/19	A		2,050	2,757
Discovery Communications LLC, 5.625%, due 8/15/19	BBB		550	657
Roper Industries, Inc., 6.250%, due 9/1/19	BBB		1,850	2,211
Continental Rubber Of America Corp.—144A, 4.500%, due 9/15/19	BB-		250	256
Republic Services, Inc., 5.500%, due 9/15/19	BBB		1,725	2,043
SBA Communications Corp.—144A, 5.625%, due 10/1/19	B2		1,250	1,313
Boston Properties L.P., 5.875%, due 10/15/19	A-		1,575	1,878
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-		1,550	1,713
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-		500	594
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Baa3		3,050	3,908
Jarden Corporation, 7.500%, due 1/15/20	B		1,550	1,701
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	+	1,675	1,904
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A		2,575	3,060
Hologic, Inc.—144A, 6.250%, due 8/1/20	BB		1,100	1,185

See accompanying Notes to Portfolio of Investments.

44 Annual Report	December 31, 2012

Bond Fund

Portfolio of Investments, December 31, 2012 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Alcoa, Inc., 6.150%, due 8/15/20	BBB-		$2,050	$2,239
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB	+	2,075	2,309
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B	+	1,500	1,646
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A		1,500	1,784
Progress Energy, Inc., 4.400%, due 1/15/21	BBB		1,675	1,867
Standard Pacific Corporation, 8.375%, due 1/15/21	B		1,750	2,030
Petrobras International Finance Co., 5.375%, due 1/27/21	A3		1,200	1,351
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-		2,430	2,742
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-		1,000	1,116
Ball Corporation, 5.750%, due 5/15/21	BB	+	1,550	1,678
Energizer Holdings, Inc., 4.700%, due 5/19/21	BBB-		2,050	2,197
Discovery Communications LLC, 4.375%, due 6/15/21	BBB		2,000	2,233
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB		2,275	2,491
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	A1		1,900	2,070
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	Baa2		2,500	2,763
SABMiller Holdings, Inc.—144A, 3.750%, due 1/15/22	BBB	+	2,000	2,160
SLM Corporation, 7.250%, due 1/25/22	BBB-		2,075	2,288
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB	+	1,000	1,085
Lamar Media Corporation, 5.875%, due 2/1/22	BB-		1,550	1,682
Masco Corporation, 5.950%, due 3/15/22	BBB-		1,675	1,857
BE Aerospace, Inc., 5.250%, due 4/1/22	BB		1,550	1,643
Pinnacle Entertainment, Inc., 7.750%, due 4/1/22	B		1,315	1,400
Discover Financial Services, 5.200%, due 4/27/22	BBB-		2,150	2,448
Kraft Foods Group, Inc.—144A, 3.500%, due 6/6/22	BBB		1,900	2,028
Embraer S.A., 5.150%, due 6/15/22	BBB-		2,500	2,738
Comcast Corporation, 3.125%, due 7/15/22	BBB	+	2,000	2,084
America Movil S.A.B. de C.V., 3.125%, due 7/16/22	A2		2,850	2,897
PPG Industries, Inc., 2.700%, due 8/15/22	A-		1,000	990
DR Horton, Inc., 4.375%, due 9/15/22	Ba2		2,350	2,397

Corporate Obligations—(continued)
Mexichem S.A.B. de C.V.—144A, 4.875%, due 9/19/22	BBB-		$1,500	$1,616
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2		2,650	2,723
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	B		1,550	1,573
Southern Copper Corporation, 3.500%, due 11/8/22	BBB	+	2,500	2,553
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2		1,650	1,686
Camden Property Trust, 2.950%, due 12/15/22	Baa1		2,325	2,267
Owens Corning, Inc., 4.200%, due 12/15/22	BBB-		500	509
Royal Bank of Scotland Group plc, 6.125%, due 12/15/22	BB+		2,325	2,454
CC Holdings GS V LLC—144A, 3.849%, due 4/15/23	Baa3		400	407
The Kroger Co., 8.000%, due 9/15/29	BBB		450	601
Conoco Funding Co., 7.250%, due 10/15/31	A1		450	663
Kohl’s Corporation, 6.000%, due 1/15/33	BBB	+	1,065	1,228
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A	+	525	669
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	650	834
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB		625	853
JPMorgan Chase & Co., 6.400%, due 5/15/38	A	+	1,470	1,971
Philip Morris International, Inc., 6.375%, due 5/16/38	A		2,175	2,962
COX Communications, Inc.—144A, 6.950%, due 6/1/38	BBB	+	370	486
General Electric Capital Corporation, 6.875%, due 1/10/39	AA	+	750	1,019
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3		1,565	1,929
Illinois Tool Works, Inc., 4.875%, due 9/15/41	A	+	900	1,055
Union Pacific Corporation, 4.750%, due 9/15/41	A-		1,450	1,626
Aristotle Holding, Inc.—144A, 6.125%, due 11/15/41	BBB	+	2,500	3,189
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-		1,775	2,205
Citigroup, Inc., 5.875%, due 1/30/42	A		750	926
Bank of America Corporation, 5.875%, due 2/7/42	A		2,375	2,963
CSX Corporation, 4.750%, due 5/30/42	BBB		1,225	1,319
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB-		2,000	2,320

Total Corporate Obligations				163,377

Total Long-Term Investments—98.5% (cost $270,789)				292,202

See accompanying Notes to Portfolio of Investments.

December 31, 2012	William Blair Funds 45

Bond Fund

Portfolio of Investments, December 31, 2012 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.110% dated 12/31/12, due 1/2/13, repurchase price $1,622, collateralized by FHLMC, 3.720%, due 2/27/32	Aaa	$1,622	$1,622

Total Repurchase Agreement—0.5% (cost $1,622)			1,622

Total Investments—99.0% (cost $272,411)			293,824
Cash and other assets, less liabilities—1.0%			2,918

Net assets—100.0%			$296,742

NRSRO = Nationally Recognized Statistical Rating Organization—

The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.06% of the net assets at December 31, 2012.

* = Non-income producing security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.06% of the Fund’s net assets at December 31, 2012.

See accompanying Notes to Portfolio of Investments.

46 Annual Report	December 31, 2012

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The William Blair Low Duration Fund posted a 3.01% increase (Institutional Class Shares) for the year ended December 31, 2012. By comparison, the Fund’s benchmark, the Bank of America Merrill Lynch 1-Year Treasury Note Index (net), increased by 0.24%.

Several factors contributed to the outperformance of the William Blair Low Duration Fund versus its benchmark during 2012. Security selection within the Fund had the largest positive impact on performance, with results particularly strong among the Fund’s mortgage-backed, asset-backed, and corporate securities. In the mortgage-backed sector, the Fund’s emphasis on higher-coupon pools comprised of low loan balance borrowers continued to add value relative to comparable duration alternatives. The Fund’s asset-backed security positions were also a source of value, as the Fund’s holdings generated incremental income throughout the year. The Fund benefited from several security selection themes in the corporate sector, including its overweight of U.S. banks and financial services and positioning within investment-grade industrials. Finally, sector positioning contributed to performance, as the Fund eschewed nominal fixed-rate Treasuries in favor of mortgage-backed securities, asset-backed securities, and corporate bonds.

Some factors detracted from the William Blair Low Duration Fund’s performance on a relative basis during 2012. The Fund held some floating-rate instruments in its effort to protect against a rise in interest rate rates. However, floating-rate instruments lagged fixed-rate alternatives during the year, as the interest rate environment was fairly benign. The Fund’s cash holdings detracted from performance as bonds posted solid performance. We attempt to minimize the amount of cash in the Fund at any time and to keep the Fund fully invested.

The major sectors of the U.S. fixed income market generated positive total returns during 2012. The primary drivers of returns have been income and narrowing risk spreads as investors’ demand for incremental yield has been insatiable. The 10-year Treasury note yielded 1.76% at year-end.

We believe that the threat of any rapid rise in interest rates is subdued. The Federal Open Market Committee’s (FOMC’s) stance towards monetary policy has become increasingly accommodative due to concerns over the pace of economic growth, job growth, and inflation. The FOMC announced several unconventional easing policies this year, and the FOMC remains committed to maintaining interest rates at low levels until the unemployment rate declines below 6.5%.

We expect economic growth to be low in the short-to-intermediate term (two to three years), with continued high levels of unemployment and a depressed real estate market constraining growth. However, we do not believe that the economy is at imminent risk of a “double-dip” recession.

Corporate bond issuance was robust in 2012. Corporations sought to secure longer-term financing at low all-in yields. Net issuance ended the year slightly lower than the record levels experienced in 2009. We expect that issuance will decline modestly from this pace in 2013.

We believe that spread sectors are poised to lead the market. Risk premiums across all spread sectors remain elevated versus long-term averages but not approaching the historically cheap levels experienced in prior years. These valuations, coupled with the strength of corporate balance sheets, make us bullish on spread product relative to Treasuries.

December 31, 2012	William Blair Funds 47

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2012

	1 Year	3 Year	Since Inception(a)
Institutional Class	3.01%	2.43%	2.17%
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.24	0.54	0.48
(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2012.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2012. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

48 Annual Report	December 31, 2012

Low Duration Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—67.4%
U.S. Treasury Inflation Indexed Notes/Bonds—2.9%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$3,728	$4,333
U.S. Treasury Inflation Indexed Note, 1.625%, due 1/15/18	3,478	4,034

Total U.S. Treasury Inflation Indexed Notes/Bonds		8,367

Government National Mortgage Association (GNMA)—1.1%
#002584, 6.000%, due 4/20/13	3	3
#623159, 5.000%, due 11/15/13	26	28
#628400, 6.000%, due 11/15/13	43	44
#002682, 6.500%, due 11/20/13	13	14
#623182, 5.000%, due 12/15/13	36	39
#781010, 6.500%, due 4/15/14	31	32
#002761, 6.000%, due 5/20/14	21	23
#002787, 5.500%, due 7/20/14	3	3
#781275, 6.000%, due 10/15/14	77	80
GNR 2011-24 VA, 3.500%, due 2/20/16	1,242	1,305
#561031, 5.500%, due 9/15/16	196	212
#003180, 6.000%, due 1/20/17	30	33
#781567, 5.000%, due 2/15/18	72	77
#606406, 5.000%, due 4/15/18	99	109
#003438, 4.500%, due 9/20/18	179	196
#003465, 4.500%, due 11/20/18	60	65
#004430, 4.500%, due 5/20/24	895	977

Total GNMA Mortgage Obligations		3,240

Federal Home Loan Mortgage Corp. (FHLMC)—16.9%
#B18053, 5.000%, due 3/1/15	34	35
#G11885, 5.000%, due 1/1/16	119	127
#E86134, 5.000%, due 11/1/16	126	135
#G12631, 5.500%, due 4/1/17	259	278
#G13127, 4.500%, due 4/1/18	74	78
#E95355, 5.000%, due 4/1/18	273	294
#G11606, 4.500%, due 5/1/18	29	30
#E96700, 5.000%, due 5/1/18	738	794
#E96962, 4.000%, due 6/1/18	123	133
#E01418, 4.000%, due 7/1/18	28	30
#E01411, 5.000%, due 7/1/18	143	153
#E01424, 4.000%, due 8/1/18	14	15
#E99160, 4.500%, due 9/1/18	139	152
#E99582, 5.000%, due 9/1/18	34	37
#E99659, 4.500%, due 10/1/18	192	209
#E01488, 5.000%, due 10/1/18	312	334
#E99895, 5.000%, due 10/1/18	637	685
#B11386, 5.000%, due 12/1/18	135	145
#B11362, 5.500%, due 12/1/18	20	22
#G13367, 5.500%, due 12/1/18	478	515
#E01545, 5.000%, due 1/1/19	169	181
#B12826, 4.500%, due 3/1/19	818	880
#G11766, 5.000%, due 3/1/19	119	128
#B13051, 4.500%, due 4/1/19	101	110
#B13143, 4.500%, due 4/1/19	495	539
#B14961, 4.500%, due 6/1/19	100	109
#B15141, 4.500%, due 6/1/19	107	114
#G11596, 5.500%, due 8/1/19	165	179
#G11605, 5.500%, due 9/1/19	79	86
#B17142, 4.500%, due 11/1/19	1,247	1,355
#B17161, 4.500%, due 11/1/19	36	39
#G18045, 5.000%, due 3/1/20	133	144

U.S. Government and U.S. Government Agency—(continued)
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#B19078, 5.000%, due 4/1/20	$97	$105
#G18048, 5.000%, due 4/1/20	92	99
#G11697, 5.500%, due 4/1/20	1,308	1,423
#J08152, 5.000%, due 5/1/20	105	113
#J02537, 5.000%, due 9/1/20	83	90
#G12394, 5.000%, due 5/1/21	171	184
#G13296, 5.000%, due 5/1/21	459	494
#G12113, 5.500%, due 5/1/21	234	255
#G12286, 5.000%, due 7/1/21	91	98
#G12432, 5.000%, due 12/1/21	77	83
#E02322, 5.500%, due 5/1/22	67	73
#J06484, 5.500%, due 11/1/22	525	571
#J06871, 5.500%, due 1/1/23	214	233
#J08703, 5.500%, due 9/1/23	91	99
#C00351, 8.000%, due 7/1/24	108	129
#G13695, 4.000%, due 9/1/24	1,530	1,661
#G00363, 8.000%, due 6/1/25	146	176
#J12853, 4.000%, due 8/1/25	224	243
#C80329, 8.000%, due 8/1/25	31	38
#J13022, 4.000%, due 9/1/25	2,837	3,080
#J14491, 4.000%, due 2/1/26	7,617	8,357
#G14150, 4.500%, due 4/1/26	3,677	4,009
#E02912, 5.000%, due 6/1/26	1,183	1,278
#J16051, 4.500%, due 7/1/26	4,488	4,893
#J19032, 3.500%, due 5/1/27	1,658	1,798
#G04053, 5.500%, due 3/1/38	3,194	3,581
#G04424, 6.000%, due 6/1/38	247	273
#G04778, 6.000%, due 7/1/38	225	250
#A81372, 6.000%, due 8/1/38	94	103
#G04544, 6.000%, due 8/1/38	1,446	1,589
#G04687, 6.000%, due 9/1/38	331	365
#G04745, 6.000%, due 9/1/38	180	199
#A81799, 6.500%, due 9/1/38	1,031	1,171
#G06017, 5.500%, due 6/1/40	2,785	3,123

Total FHLMC Mortgage Obligations		48,301

Federal National Mortgage Association (FNMA)—46.5%
#679220, 6.000%, due 12/1/14	14	15
#256224, 5.500%, due 4/1/16	22	24
#254181, 5.000%, due 1/1/17	68	74
#256559, 5.500%, due 1/1/17	12	13
#256606, 5.500%, due 2/1/17	16	17
#256646, 5.500%, due 3/1/17	13	14
#545862, 5.000%, due 8/1/17	68	74
#545898, 5.500%, due 9/1/17	369	397
#545899, 5.500%, due 9/1/17	413	445
#254510, 5.000%, due 11/1/17	63	68
#555029, 5.000%, due 11/1/17	50	55
#254545, 5.000%, due 12/1/17	28	30
#254590, 5.000%, due 1/1/18	32	34
#257067, 5.000%, due 1/1/18	72	78
#663692, 5.000%, due 1/1/18	154	167
#674713, 5.000%, due 1/1/18	12	13
#679305, 5.000%, due 1/1/18	56	60
#254591, 5.500%, due 1/1/18	281	303
#678938, 5.500%, due 2/1/18	28	30
#683100, 5.500%, due 2/1/18	366	395
#254684, 5.000%, due 3/1/18	20	21
#675717, 5.000%, due 3/1/18	237	258

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 49

Low Duration Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#681361, 5.000%, due 3/1/18	$86	$94
#656564, 5.000%, due 4/1/18	1,343	1,459
#696677, 5.000%, due 4/1/18	87	95
#702888, 5.000%, due 4/1/18	138	150
#695838, 5.500%, due 4/1/18	84	90
#254721, 5.000%, due 5/1/18	221	240
#697593, 5.000%, due 5/1/18	218	234
#702332, 5.000%, due 5/1/18	47	51
#704049, 5.500%, due 5/1/18	832	895
#735357, 5.500%, due 5/1/18	1,164	1,253
#656573, 5.000%, due 6/1/18	222	245
#709838, 5.000%, due 6/1/18	2,760	3,008
#709848, 5.000%, due 6/1/18	196	216
#728715, 5.000%, due 7/1/18	329	359
#735003, 5.500%, due 7/1/18	1,250	1,346
#711991, 5.000%, due 8/1/18	180	199
#190341, 5.000%, due 9/1/18	51	56
#743183, 5.000%, due 10/1/18	81	89
#555872, 5.000%, due 11/1/18	197	214
#749596, 5.000%, due 11/1/18	288	317
#745237, 5.000%, due 12/1/18	58	63
#753866, 6.000%, due 12/1/18	378	416
#761246, 5.000%, due 1/1/19	406	448
#761267, 4.500%, due 2/1/19	660	727
#255079, 5.000%, due 2/1/19	51	56
#766059, 5.500%, due 2/1/19	284	311
#766276, 5.000%, due 3/1/19	431	471
#742086, 4.500%, due 4/1/19	2,424	2,671
#779363, 5.000%, due 6/1/19	81	89
#785259, 5.000%, due 8/1/19	344	376
#788424, 5.500%, due 9/1/19	83	91
#725953, 5.000%, due 10/1/19	102	112
#735401, 5.500%, due 3/1/20	233	251
#357865, 5.000%, due 7/1/20	241	263
#357978, 5.000%, due 9/1/20	239	263
#745735, 5.000%, due 3/1/21	757	827
#879607, 5.500%, due 4/1/21	121	133
#831497, 6.000%, due 4/1/21	455	501
#880993, 6.000%, due 1/1/22	32	36
#972934, 5.500%, due 2/1/23	375	406
#889342, 5.000%, due 3/1/23	146	159
#982878, 4.500%, due 5/1/23	595	655
#254908, 5.000%, due 9/1/23	68	74
#AE0011, 5.500%, due 9/1/23	200	216
#255165, 4.500%, due 3/1/24	97	106
#934808, 4.500%, due 3/1/24	298	325
#AA4519, 4.500%, due 3/1/24	2,069	2,280
#AA2922, 4.000%, due 4/1/24	1,103	1,215
#AA5028, 4.500%, due 4/1/24	406	447
#190988, 9.000%, due 6/1/24	164	191
#993231, 4.000%, due 7/1/24	1,402	1,544
#AC1520, 4.000%, due 9/1/24	167	183
#AC3674, 4.500%, due 10/1/24	1,865	2,054
#AC5124, 4.000%, due 11/1/24	1,256	1,383
#AC6600, 4.500%, due 11/1/24	90	99
#AC6257, 4.000%, due 12/1/24	1,246	1,372
#AC8857, 4.500%, due 12/1/24	81	88
#AC9560, 5.000%, due 1/1/25	4,072	4,485
#932449, 4.000%, due 2/1/25	498	548

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#932629, 4.000%, due 3/1/25		$544	$599
#AD0855, 4.000%, due 3/1/25		411	451
#932723, 4.000%, due 4/1/25		600	661
#AD4073, 4.000%, due 5/1/25		206	227
#935995, 4.000%, due 6/1/25		202	222
#AD4677, 4.000%, due 6/1/25		2,059	2,267
#AD8164, 4.000%, due 8/1/25		4,363	4,804
#AE1176, 4.000%, due 8/1/25		835	920
#AB1459, 4.000%, due 9/1/25		413	454
#AD8190, 4.000%, due 9/1/25		1,856	2,033
#AH2671, 4.000%, due 1/1/26		1,559	1,717
#890329, 4.000%, due 4/1/26		3,489	3,822
#AI4856, 4.500%, due 6/1/26		3,325	3,664
#AI9811, 4.500%, due 8/1/26		2,869	3,161
#AH9564, 3.500%, due 9/1/26		4,647	5,056
#AB3497, 4.000%, due 9/1/26		2,045	2,240
#AB3608, 3.500%, due 10/1/26		4,735	5,152
#AI7363, 3.500%, due 10/1/26		1,208	1,314
#AJ2322, 3.500%, due 10/1/26		4,162	4,528
#AB3975, 3.500%, due 12/1/26		1,662	1,808
#AJ8149, 3.500%, due 12/1/26		3,362	3,657
#AJ7724, 4.000%, due 12/1/26		2,676	2,946
#AK0498, 3.500%, due 1/1/27		897	976
#AK2768, 3.500%, due 3/1/27		2,876	3,129
#AK7384, 4.000%, due 3/1/27		3,718	4,094
#AB4818, 4.000%, due 4/1/27		2,810	3,095
#AL2223, 3.000%, due 6/1/27		3,151	3,385
#AP0446, 3.500%, due 7/1/27		7,201	7,835
#AP0462, 3.500%, due 7/1/27		1,138	1,238
#AL2590, 4.000%, due 7/1/27		6,814	7,503
#AQ8404, 3.000%, due 12/1/27		3,112	3,344
#809926, 5.500%, due 2/1/35		237	269
#829306, 6.000%, due 9/1/35		144	162
#928574, 6.000%, due 7/1/37		282	315
#889385, 6.000%, due 2/1/38		1,750	1,963
#975649, 6.000%, due 7/1/38		381	417
#935532, 4.500%, due 8/1/39		108	122
#AC6651, 4.500%, due 12/1/39		136	154
#AL0913, 6.000%, due 7/1/41		4,065	4,529

Total FNMA Mortgage Obligations			133,363

Asset-Backed Securities—10.9%
Mercedes-Benz Auto Receivables Trust, 2009-1, Tranche A3, 1.670%, 1/15/14	AAA	19	19
Honda Auto Receivables Owner Trust, 2010-2, Tranche A3, 1.340%, 3/18/14	Aaa	17	17
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	883	887
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/14	AAA	30	30
Ford Credit Auto Owner Trust, 2010-A, Tranche A3, 1.320%, 6/15/14	AAA	50	50

See accompanying Notes to Financial Statements.

50 Annual Report	December 31, 2012

Low Duration Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Asset-Backed Securities—(continued)
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa		$236	$236
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.359%, 1/15/15, VRN	AAA		2,300	2,301
CarMax Auto Owner Trust, 2012-1, Tranche A2, 0.590%, 3/16/15	AAA		675	676
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA		194	195
Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa		863	864
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA		354	359
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.509%, 9/15/15, VRN	AAA		2,215	2,217
Chase Issuance Trust, 2008-A13, Tranche A13, 1.808%, 9/15/15, VRN	AAA		100	101
Discover Card Master Trust I, 2010-A1, Tranche A1, 0.859%, 9/15/15, VRN	Aaa		447	448
Honda Auto Receivables Owner Trust, 2012-1, Tranche A3, 0.770%, 1/15/16	AAA		1,000	1,005
Ford Credit Floorplan Master Owner Trust, 2011-1, Tranche A2, 0.809%, 2/15/16, VRN	AAA		1,250	1,255
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa		2,350	2,556
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA		60	61
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa		1,400	1,514
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2		1,352	1,456
CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA		700	703
Discover Card Master Trust, 2011-A1, Tranche A1, 0.559%, 8/15/16, VRN	Aaa		1,400	1,404
BA Credit Card Trust, 2007-A6, Tranche A6, 0.269%, 9/15/16, VRN	AAA		20	20
Enterprise Fleet Financing LLC—144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA		1,236	1,239

Asset-Backed Securities—(continued)
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.759%, 1/15/17, VRN	Aaa		$500	$503
GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.781%, 2/20/17, VRN	Aaa		1,250	1,256
BA Credit Card Trust, 2007-A15, Tranche A15, 0.559%, 4/17/17, VRN	AAA		100	100
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.411%, 5/22/17, VRN	AAA		200	205
Discover Card Master Trust, 2010-A2, Tranche A2, 0.789%, 3/15/18, VRN	AAA		350	355
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.959%, 8/15/18, VRN	Aaa		2,000	2,081
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.289%, 12/16/19, VRN	AAA		215	214
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.469%, 8/16/21, VRN	AAA		475	471
SLM Student Loan Trust, 2008-5, Tranche A4, 2.015%, 7/25/23, VRN	Aaa		4,000	4,222
SLM Student Loan Trust—144A, 2011-A, Tranche A3, 2.709%, 1/15/43, VRN	AAA		2,000	2,085

Total Asset-Backed Securities				31,105

Corporate Obligations—12.9%
JPMorgan Chase & Co., 1.116%, due 1/24/14, VRN	A	+	1,100	1,107
Morgan Stanley, 1.916%, due 1/24/14, VRN	A		1,000	1,007
Bank of America Corporation, 1.733%, due 1/30/14, VRN	A		1,000	1,008
Citigroup, Inc., 1.290%, due 4/1/14, VRN	A		1,000	1,001
Morgan Stanley, 6.000%, due 5/13/14	A		1,300	1,377
The Goldman Sachs Group, Inc., 0.843%, due 1/12/15, VRN	A		1,000	986
General Dynamics Corporation, 1.375%, due 1/15/15	A		1,325	1,346
The Goldman Sachs Group, Inc., 5.125%, due 1/15/15	A		1,000	1,074
AT&T, Inc., 0.875%, due 2/13/15	A2		1,000	1,005
Wells Fargo & Co., 1.250%, due 2/13/15	AA	-	2,250	2,271
Toyota Motor Credit Corporation, 1.000%, due 2/17/15	AA	-	1,000	1,007
The Bank of New York Mellon Corporation, 1.200%, due 2/20/15	Aa3		1,000	1,011

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 51

Low Duration Fund

Portfolio of Investments, December 31, 2012 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
American International Group, Inc., 3.000%, due 3/20/15	A	-	$1,150	$1,197
JPMorgan Chase & Co., 1.875%, due 3/20/15	A	+	1,525	1,552
Bank of America Corporation, 4.500%, due 4/1/15	A		2,000	2,132
The Goldman Sachs Group, Inc., 3.300%, due 5/3/15	A		800	834
Citigroup, Inc., 4.700%, due 5/29/15	A		1,300	1,400
John Deere Capital Corporation, 0.950%, due 6/29/15	A		1,000	1,006
General Electric Capital Corporation, 1.625%, due 7/2/15	AA	+	1,650	1,677
Anheuser-Busch InBev Worldwide, Inc., 0.800%, due 7/15/15	A		300	301
Royal Bank of Scotland Group plc, 2.550%, due 9/18/15	A		3,000	3,070
AbbVie, Inc.—144A, 1.200%, due 11/6/15	A		1,250	1,258

NRSRO = Nationally Recognized Statistical Rating Organization—

The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—(continued)
Capital One Financial Corporation, 1.000%, due 11/6/15	A	-	$3,000	$2,990
American Express Centurion Bank, 0.875%, due 11/13/15	A	+	1,000	999
Volkswagen International Finance N.V.—144A, 1.150%, due 11/20/15	A	-	1,500	1,502
AT&T, Inc., 0.800%, due 12/1/15	A2		2,000	2,000
McKesson Corporation, 0.950%, due 12/4/15	A	-	1,000	1,001

Total Corporate Obligations				37,119

Total Long-Term Investments—91.2% (cost $259,259)				261,495

Total Investments—91.2% (cost $259,259)				261,495
Cash and other assets, less liabilities—8.8%				25,335

Net assets—100.0%				$286,830

See accompanying Notes to Financial Statements.

52 Annual Report	December 31, 2012

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	Global Leaders Fund	Institutional International Growth Fund	Institutional International Equity Fund	International Leaders Fund
Assets
Investments in securities, at cost	$55,268	$1,634,152	$88,597	$9,420
Investments in affiliated companies, at cost	—	11,834	—	—

Investments in securities, at value	$63,565	$1,964,087	$108,613	$10,132
Investments in affiliated companies, at cost	—	11,834	—	—
Cash	—	476	—	—
Foreign currency, at value (cost $- ; $1,544 ;$98 ; $8)	—	1,561	98	8
Receivable for securities sold	7	2,834	1,404	1
Receivable for fund shares sold	10,023	1,520	—	305
Receivable from Advisor	12	—	37	7
Dividend and interest receivable	42	1,708	96	2

Total assets	73,649	1,984,020	110,248	10,455
Liabilities
Payable for investment securities purchased	6,496	4,793	—	241
Payable for fund shares redeemed	39	2,651	—	—
Payable to custodian	—	—	400	—
Management fee payable	49	1,557	92	8
Distribution and shareholder administration fees payable	8	—	—	1
Foreign income tax payable	—	654	—	—
Other payables and accrued expenses	63	235	66	41

Total liabilities	6,655	9,890	558	291

Net Assets	$66,994	$1,974,130	$109,690	$10,164

Capital
Composition of Net Assets
Par value of shares of beneficial interest	7	133	10	1
Capital paid in excess of par value	72,738	1,834,210	213,309	9,558
Accumulated net investment income (loss)	(7)	(8,076)	(196)	(3)
Accumulated realized gain (loss)	(14,041)	(181,425)	(123,444)	(104)
Net unrealized appreciation (depreciation) of investments and foreign currencies	8,297	329,288	20,011	712

Net Assets	$66,994	$1,974,130	$109,690	$10,164

Net Assets	$16,022	$1,974,130	$109,690	$5,286
Shares Outstanding—Institutional Class	1,690,007	132,588,054	10,134,638	489,229
Net Asset Value Per Share	$9.47	$14.89	$10.82	$10.80

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 53

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	Global Leaders Fund	Institutional International Growth Fund	Institutional International Equity Fund	International Leaders Fund(a)
Investment income
Dividends	$947	$50,411	$2,931	$30
Less foreign tax withheld	(52)	(3,906)	(215)	(1)
Interest	1	143	2	—

Total income	896	46,648	2,718	29
Expenses
Investment advisory fees	501	16,682	1,139	22
Distribution fees	12	—	—	—
Shareholder administration fees	75	—	—	2
Custodian fees	72	382	74	22
Transfer agent fees	19	41	4	5
Sub-transfer agent fees
Class N	3	—	—	—
Class I	15	—	—	—
Professional fees	41	173	62	27
Registration fees	42	44	21	4
Shareholder reporting fees	7	3	—	—
Trustee fees	2	86	9	—
Other expenses	6	68	13	1

Total expenses before waiver	795	17,479	1,322	83
Expenses reimbursed to (waived or absorbed by) the Advisor	(157)	—	(69)	(57)

Net expenses	638	17,479	1,253	26

Net investment income (loss)	258	29,169	1,465	3
Realized and unrealized gain (loss)
Net Realized gain (loss) on transactions from:
Investments in securities	3,726	27,285	5,965	(104)
Forward foreign currency contracts	—	10,281	(85)	9
Foreign currency transactions	(22)	(2,430)	(87)	1

Total net realized gain (loss)	3,704	35,136	5,793	(94)
Change in net unrealized appreciation (depreciation) of:
Investments	3,879	314,012	11,757	712
Forward foreign currency contracts	—	837	—	—
Foreign currency translations	—	(410)	5	—

Change in net unrealized appreciation (depreciation)	3,879	314,439	11,762	712

Net increase (decrease) in net assets resulting from operations	$7,841	$378,744	$19,020	$621

(a)	For the period from August 16, 2012 (commencement of operations) to December 31, 2012.

See accompanying Notes to Financial Statements.

54 Annual Report	December 31, 2012

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all dollar amounts in thousands)

	Global Leaders Fund		Institutional International Growth Fund		Institutional International Equity Fund		International Leaders Fund
	2012	2011	2012	2011	2012	2011	2012(a)
Operations
Net investment income (loss)	$258	$225	$29,169	$25,588	$1,465	$3,338	$3
Net realized gain (loss) on investments, forwards and foreign currency	3,704	4,570	35,136	68,491	5,793	29,945	(94)
Change in net unrealized appreciation (depreciation) on investments, forwards and foreign currency	3,879	(6,320)	314,439	(329,733)	11,762	(61,430)	712

Net increase (decrease) in net assets resulting from operations	7,841	(1,525)	378,744	(235,654)	19,020	(28,147)	621
Distributions to shareholders from
Net investment income
Class N	(15)	(4)	—	—	—	—	—
Class I	(227)	(170)	—	—	—	—	(6)
Class Institutional	—	—	(62,889)	(1,997)	(1,482)	(2,326)	(10)

Total Distributions	(242)	(174)	(62,889)	(1,997)	(1,482)	(2,326)	(16)
Capital stock transactions
Net proceeds from sale of shares	32,763	3,738	283,364	357,122	9,705	12,843	9,543
Shares issued in reinvestment of income dividends and capital gain distributions	234	166	58,949	1,885	1,482	2,328	16
Less cost of shares redeemed	(16,176)	(4,508)	(226,632)	(464,979)	(30,509)	(164,692)	—

Net increase (decrease) in net assets resulting from capital share transactions	16,821	(604)	115,681	(105,972)	(19,322)	(149,521)	9,559

Increase (decrease) in net assets	24,420	(2,303)	431,536	(343,623)	(1,784)	(179,994)	10,164
Net assets
Beginning of year	42,574	44,877	1,542,594	1,886,217	111,474	291,468	—

End of year	$66,994	$42,574	$1,974,130	$1,542,594	$109,690	$111,474	$10,164

Accumulated net investment income (loss) at the end of the year	$(7)	$(3)	$(8,076)	$16,015	$(196)	$(25)	$(3)

(a)	For the period from August 16, 2012 (commencement of operations) to December 31, 2012.

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 55

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$611,156	$781,190	$60,490	$25,817
Investments in affiliated companies, at cost	—	23,624	—	—

Investments in securities, at value	$716,924	$934,200	$70,624	$27,656
Investments in affiliated companies, at cost	—	23,624	—	—
Cash	—	—	—	12
Foreign currency, at value (cost $2,085 ; $1,679 ;$5 ; $93)	2,086	1,680	5	93
Receivable for securities sold	4,361	9,380	—	311
Receivable for fund shares sold	774	5,660	13	1,239
Receivable from Advisor	—	—	11	25
Dividend and interest receivable	401	662	40	10

Total assets	724,546	975,206	70,693	29,346
Liabilities
Payable for investment securities purchased	3,141	7,788	1,563	2,214
Payable for fund shares redeemed	1,064	242	—	—
Management fee payable	605	870	60	14
Distribution and shareholder administration fees payable	50	24	3	2
Foreign income tax payable	—	1,738	—	29
Other payables and accrued expenses	178	307	88	66

Total liabilities	5,038	10,969	1,714	2,325

Net Assets	$719,508	$964,237	$68,979	$27,021

Capital
Composition of Net Assets
Par value of shares of beneficial interest	53	71	8	2
Capital paid in excess of par value	673,078	852,556	63,868	25,269
Accumulated net investment income (loss)	(1,792)	(2,280)	(44)	(59)
Accumulated realized gain (loss)	(57,594)	(37,394)	(4,987)	(4)
Net unrealized appreciation (depreciation) of investments and foreign currencies	105,763	151,284	10,134	1,813

Net Assets	$719,508	$964,237	$68,979	$27,021

Net Assets	$345,180	$802,571	$43,102	$15,242
Shares Outstanding—Institutional Class	25,301,236	59,076,898	4,697,641	1,172,791
Net Asset Value Per Share	$13.64	$13.59	$9.18	$13.00

See accompanying Notes to Financial Statements.

56 Annual Report	December 31, 2012

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$16,759	$24,475	$1,364	$160
Less foreign tax withheld	(1,245)	(2,200)	(113)	(17)
Interest	128	208	1	—

Total income	15,642	22,483	1,252	143
Expenses
Investment advisory fees	6,995	10,670	631	78
Distribution fees	38	44	—	5
Shareholder administration fees	566	232	37	10
Custodian fees	201	578	121	105
Transfer agent fees	38	49	21	7
Sub transfer agent fees
Class N	20	15	—	—
Class I	266	70	1	—
Professional fees	98	165	71	55
Registration fees	41	50	52	38
Shareholder reporting fees	99	72	4	5
Trustee fees	36	50	4	—
Other expenses	27	42	12	6

Total expenses before waiver	8,425	12,037	954	309
Expenses reimbursed to (waived or absorbed by) the Advisor	—	—	(198)	(205)

Net expenses	8,425	12,037	756	104

Net investment income (loss)	7,217	10,446	496	39
Realized and unrealized gain (loss)
Net Realized gain (loss) on transactions from:
Investments in securities	7,787	(9,098)	(2,337)	54
Forward foreign currency contracts	1,901	—	—	—
Foreign currency transactions	(397)	(1,371)	(53)	(6)

Total net realized gain (loss)	9,291	(10,469)	(2,390)	48
Change in net unrealized appreciation (depreciation) of:
Investments	125,451	172,004	12,648	1,856
Forward foreign currency contracts	311	—	—	—
Foreign currency translations	231	(1,409)	45	(25)

Change in net unrealized appreciation (depreciation)	125,993	170,595	12,693	1,831

Net increase (decrease) in net assets resulting from operations	$142,501	$170,572	$10,799	$1,918

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 57

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all dollar amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Small Cap Growth Fund
	2012	2011	2012	2011	2012	2011	2012	2011(a)
Operations
Net investment income (loss)	$7,217	$6,857	$10,446	$8,885	$496	$701	$39	$2
Net realized gain (loss) on investments, forwards and foreign currency	9,291	60,435	(10,469)	127,536	(2,390)	112	48	(75)
Change in net unrealized appreciation (depreciation) on investments, forwards and foreign currency	125,993	(155,577)	170,595	(304,105)	12,693	(20,181)	1,831	(17)

Net increase (decrease) in net assets resulting from operations	142,501	(88,285)	170,572	(167,684)	10,799	(19,368)	1,918	(90)
Distributions to shareholders from
Net investment income
Class N	(274)	(193)	(88)	—	(1)	—	(13)	—
Class I	(7,774)	(5,147)	(1,209)	(466)	(169)	(126)	(65)	—
Class Institutional	(8,146)	(5,384)	(7,965)	(3,984)	(303)	(181)	—	—
Net realized gain
Class N	—	—	—	(2,577)	—	(3)	—	—
Class I	—	—	—	(18,690)	—	(1,745)	—	—
Class Institutional	—	—	—	(93,763)	—	(1,956)	—	—
Return of capital
Class I	—	—	—	—	—	(11)	—	—
Class Institutional	—	—	—	—	—	(14)	—	—

Total Distributions	(16,194)	(10,724)	(9,262)	(119,480)	(473)	(4,036)	(78)	—
Capital stock transactions
Net proceeds from sale of shares	122,084	313,989	260,741	352,369	29,723	19,857	25,035	3,362
Shares issued in reinvestment of income dividends and capital gain distributions	14,490	8,514	8,174	100,061	413	3,491	52	—
Less cost of shares redeemed	(261,594)	(152,224)	(283,834)	(597,963)	(19,305)	(47,023)	(3,178)	—

Net increase (decrease) in net assets resulting from capital share transactions	(125,020)	170,279	(14,919)	(145,533)	10,831	(23,675)	21,909	3,362

Increase (decrease) in net assets	1,287	71,270	146,391	(432,697)	21,157	(47,079)	23,749	3,272
Net assets
Beginning of year	718,221	646,951	817,846	1,250,543	47,822	94,901	3,272	—

End of year	$719,508	$718,221	$964,237	$817,846	$68,979	$47,822	$27,021	$3,272

Accumulated net investment income (loss) at the end of the year	$(1,792)	$4,542	$(2,280)	$(1,953)	$(44)	$(14)	$(59)	$(13)

(a)	For the period ended from October 24, 2011 (commencement of operations) to December 31, 2011

See accompanying Notes to Financial Statements.

58 Annual Report	December 31, 2012

Statements of Assets and Liabilities

December 31, 2012 (all dollar amounts in thousands)

	Bond Fund	Low Duration Fund
Assets
Investments in securities, at cost	$272,411	$259,259

Investments in securities, at value	$293,824	$261,495
Receivable for fund shares sold	733	26,188
Receivable from Advisor	21	20
Dividend and interest receivable	2,588	896

Total assets	297,166	288,599
Liabilities
Payable for investment securities purchased	—	1,213
Payable for fund shares redeemed	141	30
Payable to custodian	—	323
Management fee payable	71	60
Distribution and shareholder administration fees payable	28	19
Shareholders distribution payable	121	76
Other payables and accrued expenses	63	48

Total liabilities	424	1,769

Net Assets	$296,742	$286,830

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$27	$29
Capital paid in excess of par value	273,907	289,373
Accumulated net investment income (loss)	2	—
Accumulated realized gain (loss)	1,393	(4,808)
Net unrealized appreciation (depreciation) of investments and foreign currencies	21,413	2,236

Net Assets	$296,742	$286,830

Net Assets	$91,039	$118,401
Shares Outstanding—Institutional Class	8,154,261	12,043,624
Net Asset Value Per Share	$11.16	$9.83

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 59

Statements of Operations

for the Year Ended December 31, 2012 (all dollar amounts in thousands)

	Bond Fund	Low Duration Fund
Investment income
Interest	$10,566	$4,030

Total income	10,566	4,030
Expenses
Investment advisory fees	803	583
Distribution fees	36	13
Shareholder administration fees	280	170
Custodian fees	59	71
Transfer agent fees	35	27
Sub transfer agent fees
Class N	32	2
Class I	53	4
Professional fees	33	38
Registration fees	44	57
Shareholder reporting fees	14	5
Trustee fees	12	8
Other expenses	15	12

Total expenses before waiver	1,416	990
Expenses reimbursed to (waived or absorbed by) the Advisor	(162)	(31)

Net expenses	1,254	959

Net investment income (loss)	9,312	3,071
Realized and unrealized gain (loss)
Net Realized gain (loss) on transactions from:
Investments in securities	4,348	192

Total net realized gain (loss)	4,348	192
Change in net unrealized appreciation (depreciation) of:
Investments	8,020	1,977

Change in net unrealized appreciation (depreciation)	8,020	1,977

Net increase (decrease) in net assets resulting from operations	$21,680	$5,240

See accompanying Notes to Financial Statements.

60 Annual Report	December 31, 2012

Statements of Changes in Net Assets

for the Years Ended December 31, 2012 and 2011 (all dollar amounts in thousands)

	Bond Fund		Low Duration Fund
	2012	2011	2012	2011
Operations
Net investment income (loss)	$9,312	$8,820	$3,071	$2,586
Net realized gain (loss) on investments	4,348	3,325	192	59
Change in net unrealized appreciation (depreciation) on investments	8,020	3,590	1,977	360

Net increase (decrease) in net assets resulting from operations	21,680	15,735	5,240	3,005
Distributions to shareholders from
Net investment income
Class N	(961)	(229)	(219)	(152)
Class I	(6,754)	(6,707)	(2,909)	(2,098)
Class Institutional	(3,467)	(2,764)	(2,382)	(1,853)
Net realized gain
Class N	(211)	(66)	—	—
Class I	(1,126)	(1,188)	—	—
Class Institutional	(597)	(577)	—	—

Total Distributions	(13,116)	(11,531)	(5,510)	(4,103)
Capital stock transactions
Net proceeds from sale of shares	82,419	100,839	191,001	121,427
Shares issued in reinvestment of income dividends and capital gain distributions	10,216	8,489	4,275	3,322
Less cost of shares redeemed	(36,473)	(74,292)	(65,323)	(109,974)

Net increase (decrease) in net assets resulting from capital share transactions	56,162	35,036	129,953	14,775

Increase (decrease) in net assets	64,726	39,240	129,683	13,677
Net assets
Beginning of year	232,016	192,776	157,147	143,470

End of year	$296,742	$232,016	$286,830	$157,147

Accumulated net investment income (loss) at the end of the year	$2	$2	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2012	William Blair Funds 61

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Trust”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

The Fund is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The number of shares authorized for this Trust is unlimited. The Trust currently consists of the following twenty-five funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds	International Equity Funds

Growth

Large Cap Growth

Small Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Large Cap Value

Small Cap Value

Mid Cap Value

Small-Mid Cap Value

Global Equity Fund

Global Leaders (formerly known as Global Growth)

Multi-Asset and Alternative Funds

Macro Allocation

Commodity Strategy Long/Short

International Growth

International Equity

International Leaders

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Markets Leaders (formerly
known as Emerging Leaders Growth)

Emerging Markets Small Cap Growth

Fixed-Income Funds

Bond

Income

Low Duration

Money Market Fund

Ready Reserves

The Macro Allocation Fund and the Commodity Strategy Long/Short Fund have a fiscal year-end of October 31, and issue a separate report.

The investment objectives of the Funds are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Share Classes of the Global Leaders Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund are the only Funds covered in this report.

(b) Share Classes

Three different classes of shares of the Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Growth, Emerging Markets Leaders, Emerging Markets Small Cap Growth, Bond and the Low Duration Funds currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

62 Annual Report	December 31, 2012

Investment income realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs the pricing vendor believes accurately represents the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Securities, and other assets, for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Investments in other funds that are not exchange traded funds are valued at the underlying fund’s net asset value on the date of valuation.

As of December 31, 2012, there were securities held in the Institutional International Growth and Bond Funds requiring fair valuation pursuant to the Trust’s Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rate shown on the Portfolio of Investments for the Bond Fund and Low Duration Fund were the rates in effect on December 31, 2012. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended December 31, 2012, the Bond and Low Duration Funds recognized an increase of interest income and a decrease of net realized loss of $(1,870) and $(2,439), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

December 31, 2012	William Blair Funds 63

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Fund’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for the Global Leaders, Institutional International Growth, Institutional International Equity, International Leaders, International Small Cap Growth, Emerging Markets Growth, Emerging Markets Leaders, and Emerging Markets Small Cap Growth Funds. Dividends from the Bond and Low Duration Funds are declared daily and paid monthly. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Funds (excluding the Bond and Low Duration Funds) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, forward open foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange (the “Exchange”). Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to a tax imposed on net realized and unrealized gains on securities of certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2012 remains open and the returns are subject to examination.

64 Annual Report	December 31, 2012

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) at December 31, 2012 were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Global Leaders	$55,537	$8,332	$304	$8,028
Institutional International Growth	1,669,697	315,921	9,697	306,224
Institutional International Equity	89,646	19,150	183	18,967
International Leaders	9,453	737	58	679
International Small Cap Growth	618,210	108,461	9,747	98,714
Emerging Markets Growth	818,359	146,056	6,591	139,465
Emerging Markets Leaders	62,365	8,388	129	8,259
Emerging Markets Small Cap Growth	25,961	1,736	41	1,695
Bond	272,412	21,690	278	21,412
Low Duration	259,260	2,595	360	2,235

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, paydown gains and losses and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2012, the following reclassifications were recorded (in thousands):

Fund	Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid In Excess of Par Value
Global Leaders	$(20)	$20	$—
Institutional International Growth	9,629	(9,629)	—
Institutional International Equity	(154)	154	—
International Leaders	10	(10)	—
International Small Cap Growth	2,643	(2,665)	22
Emerging Markets Growth	(1,511)	1,511	—
Emerging Markets Leaders	(53)	53	—
Emerging Markets Small Cap Growth	(7)	6	1
Bond	1,870	(1,870)	—
Low Duration	2,439	(2,439)	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid to the Institutional Class during 2012 and 2011 was as follows (in thousands):

	Distributions Paid in 2012		Distributions Paid in 2011
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$62,889	$—	$—	$1,997	$—
Institutional International Equity	1,482	—	—	2,326	—
International Leaders	10	—	—	—	—
International Small Cap Growth	8,146	—	—	5,384	—
Emerging Markets Growth	7,965	—	—	3,984	93,763
Emerging Markets Leaders	303	—	14	695	1,443
Bond	3,467	597	—	2,764	577
Low Duration	2,382	—	—	1,853	—
December 31, 2012	William Blair Funds 65

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Global Leaders	$2	$(13,781)	$—	$8,028
Institutional International Growth	8,836	(175,273)	—	306,224
Institutional International Equity	191	(122,787)	—	18,967
International Leaders	30	(104)	—	679
International Small Cap Growth	1,592	(53,929)	—	98,714
Emerging Markets Growth	155	(28,010)	—	139,465
Emerging Markets Leaders	57	(3,213)	—	8,259
Emerging Markets Small Cap Growth	56	(37)	36	1,695
Bond	2	(104)	1,498	21,412
Low Duration	—	(4,807)	—	2,235

As of December 31, 2012, the Funds have unused capital loss carry forwards available for federal income tax purposes to be applied against future gains, if any. If not applied, the carryforward will expire as follows (in thousands):

Fund	2016	2017	2018	Total
Global Leaders	$644	$13,127	$—	$13,771
Institutional International Growth	—	172,315	—	172,315
Institutional International Equity	9,705	113,087	—	122,792
International Small Cap Growth	—	53,954	—	53,954
Low Duration	—	—	955	955

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

As of December 31, 2012 the Funds incurred the following capital losses which will not expire (in thousands):

Fund	Short Term	Long Term
International Leaders	$33	$—
Emerging Market Growth	23,905	—
Emerging Market Leaders	2,240	—
Low Duration	2,054	1,296

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, December 31, 2012. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs, incurred between November 1 and the end of their fiscal year, December 31, 2012.

66 Annual Report	December 31, 2012

At December 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

	Qualified Late Year Losses
Fund	Ordinary Income	Short-Term Capital	Long-Term Capital
Global Leaders	$10	$—	$—
Institutional International Growth	—	2,341	—
International Leaders	—	71	—
Emerging Markets Growth	—	2,380	—
Emerging Markets Leaders	—	464	507
Emerging Markets Small Cap Growth	—	7	—
Bond	—	104	—
Low Duration	—	291	210

(h) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Fund’s maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(k) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

December 31, 2012	William Blair Funds 67

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the year, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of December 31, 2012, the hierarchical input levels of securities in each Fund, segregated by security class, are as follows (in thousands):

	Global Leaders	Institutional International Growth	Institutional International Equity	International Leaders	International Small Cap Growth	Emerging Markets Growth	Emerging Markets Leaders	Emerging Markets Small Cap Growth
Investments in securities
Level 1—Quoted prices
Common Stock	$32,806	$210,709	$14,430	$1,265	$50,335	$218,872	$16,608	$6,809
Preferred Stock	—	—	—	—	—	19,764	2,086	309
Exchange traded funds	—	20,441	—	—	—	—	—	—
Level 2—Other significant observable inputs
Common Stock	30,421	1,694,680	94,183	8,701	646,215	682,040	49,021	18,450
Affiliated Funds	—	11,834	—	—	—	23,624	—	—
Short-Term Investments	338	37,717	—	166	20,374	13,524	2,909	2,088
Level 3—Significant unobservable inputs
Common Stock	—	540	—	—	—	—	—	—

Total investments in securities	$63,565	$1,975,921	$108,613	$10,132	$716,924	$957,824	$70,624	$27,656

Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2	11,929	672,388	38,181	—	352,290	386,205	26,326	1,325
Transfers from Level 2 to Level 1	—	—	—	—	—	—	—	—

	Bond	Low Duration Fund
Investments in securities
Level 1—Quoted Prices
None	$—	$—
Level 2—Other significant observable inputs
US Government and Agency Bonds	119,464	193,271
Corporate Bonds	163,377	37,119
Asset Backed Bonds	9,194	31,105
Short-Term Investments	1,622	—
Level 3—Significant unobservable inputs
Asset Backed Bonds	167	—

Total investments in securities	$293,824	$261,495

Fair Valuation Transfers

(a)	Fair valuation estimates were obtained from the Funds’ pricing vendor and applied to certain foreign securities at December 31, 2012 but not on December 31, 2011, resulting in a transfer from Level 1 to Level 2.
68 Annual Report	December 31, 2012

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the Institutional International Growth and Bond Funds were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. Level 3 securities represented 0.03% and 0.06% as a percentage of Net Assets in the Institutional International Growth and Bond Funds, respectively. The change in net unrealized gain (loss) related to those securities held at December 31, 2012 is included in the change in net unrealized appreciation (depreciation) of investments on the Statement of Operations. There were no transfers from or to Level 3 during the period.

(l) Redemptions In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the International Small Cap Growth Fund redeemed in-kind $62,716 (in thousands) with realized gains of $464.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Fund pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Global Equity Fund		Fixed-Income Funds
Global Leaders	1.00%	Bond	0.30%
International Funds		Low Duration	0.30%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Equity:
First $500 million	1.000%
Next $500 million	0.950%
In excess of $1 billion	0.900%
International Leaders	0.95%
International Small Cap Growth	1.00%
Emerging Markets Growth	1.10%
Emerging Markets Leaders	1.10%
Emerging Markets Small Cap Growth	1.10%

All of the Funds, except Institutional International Growth, have also entered into Expense Limitation Agreements with the Advisor. Under the terms of these agreements, the Advisor will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Advisor owes a Fund as of the report date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Funds on an monthly basis.

December 31, 2012	William Blair Funds 69

Under the terms of these agreements, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2013, if total expenses of the Funds exceed the following rates (as a percentage of average daily net assets):

Fund	Effective May 1, 2012 through April 30, 2013		Effective May 1, 2011 through April 30, 2012
Global Leaders	1.10%		N/A
Institutional International Equity	1.10%		1.10%
International Leaders	1.05	%(a)	N/A
International Small Cap Growth	1.25%		1.25%
Emerging Markets Growth	1.30%		1.30%
Emerging Markets Leaders	1.25%		1.25%
Emerging Markets Small Cap Growth	1.25%		N/A
Bond	0.35%		0.35%
Low Duration	0.40%		0.40%

(a)	Effective August 16, 2012 through April 30, 2014

For a period of three years subsequent to the commencement of operations, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amount available for recapture at December 31, 2012 was (in thousands):

Fund	Available for Recapture
International Leaders	$57
Emerging Markets Small Cap Growth	253

For the year ended December 31, 2012, the fees waivers and/or reimbursements for each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Global Leaders	$140	$14	$3	$157
Institutional International Equity	69	—	—	69
International Leaders	57	—	—	57
Emerging Markets Leaders	196	1	1	198
Emerging Markets Small Cap Growth	205	—	—	205
Bond	77	53	32	162
Low Duration	25	4	2	30

(3) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the year ended December 31, 2012 were as follows (in thousands):

Fund	Purchases	Sales
Global Leaders	$49,749	$(36,269)
Institutional International Growth	1,520,125	(1,435,964)
Institutional International Equity	95,866	(114,216)
International Leaders	10,340	(982)
International Small Cap Growth	522,503	(661,617)
Emerging Markets Growth	847,110	(869,517)
Emerging Markets Leaders	61,689	(52,654)
Emerging Markets Small Cap Growth	26,387	(5,999)
Bond	148,553	(92,844)
Low Duration	186,371	(78,475)
70 Annual Report	December 31, 2012

(4) Forward Foreign Currency Contracts

The Funds (excluding the Bond and Low Duration Funds) from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2012, the Institutional International Growth, Institutional International Equity, International Leaders and International Small Cap Growth Funds engaged in forward foreign currency contracts with average notional volume (in thousands) of:

Fund	Average Notional Value
Institutional International Growth	$153,791
Institutional International Equity	4,056
International Leaders	351
International Small Cap Growth	7,102

The effect of forward contracts on the Statements of Operations for the year ended December 31, 2012 (values in thousands):

Net realized gain (loss) on transactions from forward foreign currency contracts
Fund	Value
Institutional International Growth	$10,281
Institutional International Equity	(85)
International Leaders	9
International Small Cap Growth	1,901

Change in net unrealized appreciation (depreciation) of forward foreign currency contracts
Fund	Value
Institutional International Growth	$837
Institutional International Equity	—
International Leaders	—
International Small Cap Growth	311

There were no open Forward Foreign Currency Contracts as of December 31, 2012.

(5) Fund Share Transactions

The following table summarizes the activity in capital shares for Institutional Classes of each Fund (in thousands):

	Dollars
	For the Year Ended December 31, 2012
Fund	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Global Leaders (a)	$16,024	$—	$—	$16,024
Institutional International Growth	283,364	58,949	226,632	115,681
Institutional International Equity	9,705	1,482	30,509	(19,322)
International Leaders (b)	5,000	10	—	5,010
International Small Cap Growth	49,414	7,704	106,290	(49,172)
Emerging Markets Growth	245,923	7,240	259,995	(6,832)
Emerging Markets Leaders	23,757	303	13,122	(12,637)
Emerging Markets Small Cap Growth (c)	15,000	—	—	15,000
Bond	22,458	3,214	6,675	18,995
Low Duration	71,039	2,281	22,867	50,453
December 31, 2012	William Blair Funds 71

	Dollars
	For the Year Ended December 31, 2011
Fund	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Global Leaders (a)	$—	$—	$—	$—
Institutional International Growth	357,122	1,885	464,979	(105,972)
Institutional International Equity	12,843	2,328	164,692	(149,521)
International Leaders (b)	—	—	—	—
International Small Cap Growth	144,872	5,156	51,270	98,758
Emerging Markets Growth	325,811	84,535	525,445	(115,099)
Emerging Markets Leaders	—	2,152	38,310	(36,158)
Emerging Markets Small Cap Growth (c)	—	—	—	—
Bond	54,824	2,564	29,654	27,734
Low Duration	61,464	1,816	42,760	20,520

	Shares
	For the Year Ended December 31, 2012
Fund	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Global Leaders (a)	1,690	—	—	1,690
Institutional International Growth	20,453	3,970	16,310	8,113
Institutional International Equity	987	137	3,013	(1,889)
International Leaders (b)	488	1	—	489
International Small Cap Growth	3,936	567	8,279	(3,776)
Emerging Markets Growth	19,326	537	20,495	(632)
Emerging Markets Leaders	2,826	33	1,581	1,278
Emerging Markets Small Cap Growth (c)	1,173	—	—	1,173
Bond	2,035	290	604	1,721
Low Duration	7,207	231	2,321	5,117

	Shares
	For the Year Ended December 31, 2011
Fund	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Global Leaders (a)	—	—	—	—
Institutional International Growth	26,212	156	33,111	(6,743)
Institutional International Equity	1,239	259	16,514	(15,016)
International Leaders (b)	—	—	—	—
International Small Cap Growth	11,931	463	4,109	8,285
Emerging Markets Growth	22,569	7,644	34,501	(4,288)
Emerging Markets Leaders	—	288	4,453	(4,165)
Emerging Markets Small Cap Growth (c)	—	—	—	—
Bond	5,142	239	2,774	2,607
Low Duration	6,225	184	4,328	2,081

(a)	For the period from December 18, 2012 (Commencement of Operations) to December 31, 2012.
(b)	For the period from November 2, 2012 (Commencement of Operations) to December 31, 2012.
(c)	For the period from December 20, 2012 (Commencement of Operations) to December 31, 2012.
72 Annual Report	December 31, 2012

Financial Highlights

Global Leaders Fund

Period Ended December 31,
2012(a)
Net asset value, beginning of year	$9.50
Income (loss) from investment operations:
Net investment income (loss) (b)	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.03)

Total from investment operations	(0.03)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$9.47

Total Return (%) *	(0.32)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.10
Expenses, before waivers and reimbursements	1.26
Net investment income (loss), net of waivers and reimbursements	(0.91)
Net investment income (loss), before waivers and reimbursements	(1.07)

Net assets at end of year (in thousands)	$16,022
Portfolio turnover rate (%)	73

(a)	For the period December 19, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 of PFIC mark-to-market which is treated as ordinary income for Federal tax purposes for 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 73

Financial Highlights

Institutional International Growth Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.39	$14.37	$12.20	$8.66	$19.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.21	0.14	0.10	0.25
Net realized and unrealized gain (loss) on investments	2.76	(2.17)	2.31	3.61	(10.24)

Total from investment operations	2.99	(1.96)	2.45	3.71	(9.99)
Less distributions from:
Net investment income	0.49	0.02	0.28	0.17	—
Net realized gain	—	—	—	—	—

Total distributions	0.49	0.02	0.28	0.17	0.55

Net asset value, end of year	$14.89	$12.39	$14.37	$12.20	$8.66

Total Return (%)	24.11	(13.66)	20.10	42.83	(51.99)
Ratios to average daily net assets (%):
Expenses	0.98	0.99	0.99	1.01	0.98
Net investment income (loss)	1.64	1.51	1.12	0.95	1.68

Net assets at end of year (in thousands)	$1,974,130	$1,542,594	$1,886,217	$1,375,848	$998,266
Portfolio turnover rate (%)	83	112	99	125	86

(a)	Excludes $0.00, $0.09, $0.05, $(0.10), and $0.06 of PFIC mark-to-market which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009, and 2008 respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

74 Annual Report	December 31, 2012

Financial Highlights

Institutional International Equity Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$9.27	$10.78	$9.84	$7.44	$15.03
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.16	0.10	0.09	0.15
Net realized and unrealized gain (loss) on investments	1.57	(1.47)	0.99	2.38	(7.60)

Total from investment operations	1.70	(1.31)	1.09	2.47	(7.45)
Less distributions from:
Net investment income	0.15	0.20	0.15	0.07	—
Net realized gain	—	—	—	—	—

Total distributions	0.15	0.20	0.15	0.07	0.14

Net asset value, end of year	$10.82	$9.27	$10.78	$9.84	$7.44

Total Return (%)	18.31	(12.12)	11.12	33.27	(49.57)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.07	1.09	1.05
Expenses, before waivers and reimbursements	1.16	1.10	1.07	1.09	1.05
Net investment income (loss), net of waivers and reimbursements	1.28	1.48	0.97	1.04	1.26
Net investment income (loss), before waivers and reimbursements	1.22	1.48	0.97	1.04	1.26

Net assets at end of year (in thousands)	$109,690	$111,509	$291,468	$365,271	$360,451
Portfolio turnover rate (%)	86	94	73	78	91

(a)	Excludes $0.00, $0.04, $0.00, $0.00, and $(0.07) of PFIC mark-to-market which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009, and 2008 respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 75

Financial Highlights

International Leaders Fund

	Period Ended December 31,
	2012(a)
Net asset value, beginning of year	$10.24
Income (loss) from investment operations:
Net investment income (loss) (b)	0.00	^
Net realized and unrealized gain (loss) on investments	0.58

Total from investment operations	0.58
Less distributions from:
Net investment income	0.02
Net realized gain	—

Total distributions	0.02

Net asset value, end of year	$10.80

Total Return (%) *	5.67
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.05
Expenses, before waivers and reimbursements	1.84
Net investment income (loss), net of waivers and reimbursements	0.01
Net investment income (loss), before waivers and reimbursements	(0.78)

Net assets at end of year (in thousands)	$5,286
Portfolio turnover rate (%) *	16

(a)	For the period November 2, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.00,$0.13, $0.08, $(0.18), and $0.09 of PFIC mark-to-market which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

76 Annual Report	December 31, 2012

Financial Highlights

International Small Cap Growth Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.51	$13.24	$10.53	$6.69	$14.04
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.14	0.09	0.04	0.03
Net realized and unrealized gain (loss) on investments	2.31	(1.68)	2.69	3.83	(7.38)

Total from investment operations	2.46	(1.54)	2.78	3.87	(7.35)
Less distributions from:
Net investment income	0.33	0.19	0.07	0.03	—
Net realized gain	—	—	—	—	—

Total distributions	0.33	0.19	0.07	0.03	—

Net asset value, end of year	$13.64	$11.51	$13.24	$10.53	$6.69

Total Return (%)	21.36	(11.60)	26.40	57.84	(51.53)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.08	1.08	1.08	1.13	1.14
Expenses, before waivers and reimbursements	1.08	1.08	1.08	1.13	1.11
Net investment income (loss), net of waivers and reimbursements	1.14	1.10	0.77	0.48	0.28
Net investment income (loss), before waivers and reimbursements	1.14	1.10	0.77	0.48	0.31

Net assets at end of year (in thousands)	$345,180	$334,656	$275,356	$165,436	$191,173
Portfolio turnover rate (%)	76	85	85	85	136

(a)	Excludes $0.00, $0.15, $0.01, $(0.02), and $0.05 of PFIC mark-to-market which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009, and 2008 respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 77

Financial Highlights

Emerging Markets Growth Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.32	$15.96	$13.03	$7.56	$22.07
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.06	0.06	0.17
Net realized and unrealized gain (loss) on investments	2.27	(2.87)	3.05	5.55	(14.68)

Total from investment operations	2.41	(2.73)	3.11	5.61	(14.51)
Less distributions from:
Net investment income	0.14	0.08	0.18	0.14	—
Net realized gain	—	1.83	—	—	—

Total distributions	0.14	1.91	0.18	0.14	—

Net asset value, end of year	$13.59	$11.32	$15.96	$13.03	$7.56

Total Return (%)	21.28	(16.82)	23.91	74.33	(61.51)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.19	1.17	1.22	1.22
Expenses, before waivers and reimbursements	1.20	1.19	1.17	1.22	1.20
Net investment income (loss), net of waivers and reimbursements	1.12	0.93	0.43	0.54	1.08
Net investment income (loss), before waivers and reimbursements	1.12	0.93	0.43	0.54	1.10

Net assets at end of year (in thousands)	$802,571	$675,633	$1,021,456	$830,660	$299,739
Portfolio turnover rate (%)	90	106	121	121	113

(a)	Excludes $0.00, $0.11, $0.15, $(0.09), and $0.21 of PFIC mark-to-market which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009, and 2008 respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

78 Annual Report	December 31, 2012

Financial Highlights

Emerging Markets Leaders Fund

	Periods Ended December 31,
	2012	2011	2010	2009	2008(a)
Net asset value, beginning of year	$7.65	$10.35	$8.43	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.08	0.09	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.52	(2.10)	1.97	3.73	(5.26)

Total from investment operations	1.60	(2.01)	2.01	3.77	(5.22)
Less distributions from:
Net investment income	0.07	0.06	0.03	0.12	0.00 ^
Net realized gain	—	0.63	0.06	—	—
Return of capital	—	0.00 ^	—	—	—

Total distributions	0.07	0.69	0.09	0.12	0.00 ^

Net asset value, end of year	$9.18	$7.65	$10.35	$8.43	$4.78

Total Return (%) *	20.97	(19.30)	23.84	78.93	(52.11)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.59	1.41	1.35	1.36	1.41
Net investment income (loss), net of waivers and reimbursements	0.90	0.90	0.50	0.58	0.70
Net investment income (loss), before waivers and reimbursements	0.56	0.74	0.40	0.47	0.54

Net assets at end of year (in thousands)	$43,102	$26,166	$78,516	$106,313	$43,762
Portfolio turnover rate (%) *	94	142	176	176	151

(a)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	Excludes $0.00, $0.96, $1.29, and $0.00 of PFIC mark-to-market which is treated as ordinary income for Federal tax purposes for the years 2012, 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 79

Financial Highlights

Emerging Markets Small Cap Growth Fund

Period Ended December 31,
2012(a)
Net asset value, beginning of year	$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^
Net realized and unrealized gain (loss) on investments	0.21

Total from investment operations	0.21
Less distributions from:
Net investment income	—
Net realized gain	—
Return of capital	—

Total distributions	—

Net asset value, end of year	$13.00

Total Return (%) *	1.64
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	1.25
Expenses, before waivers and reimbursements	2.32
Net investment income (loss), net of waivers and reimbursements	(0.87)
Net investment income (loss), before waivers and reimbursements	(1.93)

Net assets at end of year (in thousands)	$15,242
Portfolio turnover rate (%) *	78

(a)	For the period December 20, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.00 of PFIC mark-to-market which is treated as ordinary income for Federal tax purposes for the year 2012.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

80 Annual Report	December 31, 2012

Financial Highlights

Bond Fund

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.80	$10.58	$10.30	$9.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.45	0.48	0.51	0.50
Net realized and unrealized gain (loss) on investments	0.51	0.36	0.34	0.58	(0.31)

Total from investment operations	0.91	0.81	0.82	1.09	0.19
Less distributions from:
Net investment income	0.48	0.50	0.51	0.51	0.47
Net realized gain	0.07	0.09	0.03	—	—

Total distributions	0.55	0.59	0.54	0.51	0.47

Net asset value, end of year	$11.16	$10.80	$10.58	$10.30	$9.72

Total Return (%)	8.61	7.89	8.06	11.47	1.95
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.36	0.35	0.35	0.34	0.35
Expenses, before waivers and reimbursements	0.38	0.39	0.40	0.43	0.56
Net investment income (loss), net of waivers and reimbursements	3.59	4.24	4.54	5.07	5.04
Net investment income (loss), before waivers and reimbursements	3.57	4.20	4.49	4.98	4.83

Net assets at end of year (in thousands)	$91,039	$69,447	$40,490	$16,226	$10,443
Portfolio turnover rate (%)	25	28	25	29	52

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2012	William Blair Funds 81

Financial Highlights

Low Duration Fund

	Periods Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.83	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.18	0.16	0.01
Net realized and unrealized gain (loss) on investments	0.12	0.03	0.05	(0.07)

Total from investment operations	0.29	0.21	0.21	(0.06)
Less distributions from:
Net investment income	0.29	0.28	0.24	0.01
Net realized gain	—	—	—	—

Total distributions	0.29	0.28	0.24	0.01

Net asset value, end of year	$9.83	$9.83	$9.90	$9.93

Total Return (%) *	3.01	2.14	2.15	(0.58)
Ratios to average daily net assets (%): **
Expenses, net of waivers and reimbursements	0.40	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.41	0.42	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.68	1.81	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.67	1.79	1.53	1.30

Net assets at end of year (in thousands)	$118,401	$68,059	$47,965	$13,500
Portfolio turnover rate (%) *	20	43	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

82 Annual Report	December 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Global Leaders Fund (formerly known as Global Growth Fund), Institutional International Growth Fund, Institutional International Equity Fund, International Leaders Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Markets Leaders Fund (formerly known as Emerging Leaders Growth Fund), Emerging Markets Small Cap Growth Fund, Bond Fund, and Low Duration Fund (collectively, the “Funds”) (ten of the Funds constituting William Blair Funds) as of December 31, 2012, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of William Blair Funds at December 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 19, 2013

December 31, 2012	William Blair Funds 83

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 Since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Chairman, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Director, William Blair SICAV; Director, William Blair CLS Ltd.; Director, William Blair MAS Ltd.;
Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings since 2009; formerly, co-founder and Managing Director, Oxford Capital Partners, Inc. from 1994 to 2006	25	Potbelly Sandwich Works, LLC

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (87 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (14 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002 to 2007.	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	25	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)
84 Annual Report	December 31, 2012

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance
Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital (2005-2009)		N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.		N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Partner, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Partner, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President Vice President	Since 2011 2006-2011	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.		N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.		N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.		N/A
December 31, 2012	William Blair Funds 85

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.	N/A

Brian D. Singer, 1960	Senior Vice President Vice President	Since 2012 2011-2012

Partner, William Blair & Company, L.L.C.

Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)

N/A

Paul J. Sularz, 1967	Senior Vice President Vice President	Since 2012 2009-2012	Partner, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Partner, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager Large Cap Value, Deutsche Asset Management (2002-2010)	N/A

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset Management (2004-2009)	N/A

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)	N/A

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A
86 Annual Report	December 31, 2012

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)	N/A

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)	N/A

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate Counsel and Chief Compliance Officer, Calamos Investments (2006-2008)	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C. (since 2008); prior thereto, Associate, Bell, Boyd & Lloyd, LLP (2006-2008)	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a partner of William Blair & Company, L.L.C., the Fund’s investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all partners of William Blair & Company, L.L.C. also became limited partners in WBC Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2012	William Blair Funds 87

Approval of the Management Agreement for the William Blair International Leaders Fund

On April 24, 2012 and August 3, 2012, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair International Leaders Fund (the “Fund”), and William Blair & Company, L.L.C. (the “Advisor”). On April 23 and 24, 2012 and August 3, 2012, the Board met to consider the approval of the Management Agreement. On April 23 and 24, 2012 and August 2, 2012, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Fund, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Fund’s portfolio managers, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Fund. The Board considered that the proposed portfolio management team currently co-manages the William Blair Global Growth Fund and that a member of the portfolio management team currently manages the William Blair International Growth Fund and the William Blair Institutional International Growth Fund. The Board also considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer group of funds provided by Lipper Inc. The Lipper peer group for the Fund consisted of other no-load international large-cap growth funds. In considering the information, the Board noted that the proposed advisory fee for the Fund was slightly above the median of the Lipper peer group. The Board also considered that the Advisor had proposed to limit total operating expenses, including waiving advisory fees, if necessary, for each share class of the Fund until April 30, 2014. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the proposed advisory fee, that the Fund was newly organized and had no assets and the Advisor’s agreement to limit total expenses until April 30, 2014. The Board concluded that the expected profits to be realized by the Advisor were not expected to be unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds and the Fund’s estimated expense ratios giving effect to the Advisor’s agreement to limit total expenses until April 30, 2014, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

88 Annual Report	December 31, 2012

(unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of William Blair Funds (the “Trust”) was held on August 2, 2012 in the 2nd Floor Conference Room at 222 West Adams Street, Chicago, Illinois 60606. At the Meeting, the following matter was voted upon by shareholders (the resulting votes are presented below).

1.	Election of Trustees to the Board of Trustees of the Trust. (“Number of Votes” represents all series of the Trust.)

	Number of Votes:
Trustee	For	Withhold
Vann A. Avedisian	1,644,687,158.154	12,090,164.011
Phillip O. Peterson	1,644,159,693.572	12,617,628.593
Lisa A. Pollina*	1,644,478,204.339	12,299,117.826
Donald J. Reaves	1,642,694,755.277	14,082,566.888
Donald L. Seeley	1,644,312,102.168	12,465,219.997
Michelle R. Seitz	1,640,209,136.710	16,568,185.455
Thomas J. Skelly	1,643,851,882.961	12,925,439.204
Richard W. Smirl	1,640,721,918.768	16,055,403.397

*	Ms. Pollina resigned from the Board of Trustees on October 23, 2012.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2012:

Bond
$1,934,272

The following table provides the percentage of the 2012 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Fund	Dividend Received Deduction%	Qualified Dividend Income%
Institutional International Growth	0.00%	65.16%
Institutional International Equity	0.00%	100.00%
International Leaders	0.42%	92.76%
International Small Cap Growth	0.00%	78.98%
Emerging Markets Growth	0.27%	100.00%
Emerging Markets Leaders	0.00%	100.00%
Bond	0.00%	0.00%
Low Duration . . . . . . . . . . . . . . . . . .	0.00%	0.00%

In January 2013, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2012.

December 31, 2012	William Blair Funds 89

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2012 to June 30, 2012.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

90 Annual Report	December 31, 2012

Fund Expenses (Unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to Page 89 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Expenses Paid During the Period(a)	Annualized Expense Ratio
Global Leaders Fund
Institutional Class—actual return (b)	$1,000.00	$990.60	$5.50	1.10%
Institutional Class—hypothetical 5% return (6 month period)	1,000.00	1,019.61	5.58	1.10
Institutional International Growth Fund
Institutional Class—actual return	1,000.00	1,149.23	5.37	0.99
Institutional Class—hypothetical 5% return	1,000.00	1,020.14	5.05	0.99
Institutional International Equity Fund
Class I—actual return	1,000.00	1,127.14	5.88	1.10
Institutional Class—hypothetical 5% return	1,000.00	1,019.61	5.58	1.10
International Leaders Fund
Class I—actual return (c)	1,000.00	1,056.70	5.43	1.05
Institutional Class—hypothetical 5% return (6 month period)	1,000.00	1,019.86	5.33	1.05
International Small Cap Growth Fund
Institutional Class—actual return	1,000.00	1,140.31	5.78	1.08
Institutional Class—hypothetical 5% return	1,000.00	1,019.73	5.46	1.08
Emerging Markets Growth Fund
Institutional Class—actual return	1,000.00	1,129.97	6.48	1.21
Institutional Class—hypothetical 5% return	1,000.00	1,019.05	6.14	1.21
Emerging Markets Leaders Fund
Institutional Class—actual return	1,000.00	1,129.96	6.69	1.25
Institutional Class—hypothetical 5% return	1,000.00	1,018.85	6.34	1.25
Emerging Markets Small Cap Growth Fund
Institutional Class—actual return (d)	1,000.00	1,016.40	6.34	1.25
Institutional Class—hypothetical 5% return (6 month period)	1,000.00	1,018.85	6.34	1.25
Bond Fund
Institutional Class—actual return	1,000.00	1,044.23	1.80	0.35
Institutional Class—hypothetical 5% return	1,000.00	1,023.38	1.78	0.35
Low Duration Fund
Institutional Class—actual return	1,000.00	1,000.00	2.01	0.40
Institutional Class—hypothetical 5% return	1,000.00	1,023.13	2.03	0.40

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 366 (to reflect the one-half year period).
(b)	For the period December 18, 2012 (Commencement of Operations) to December 31, 2012.
(c)	For the period November 2, 2012 (Commencement of Operations) to December 31, 2012.
(d)	For the period December 20, 2012 (Commencement of Operations) to December 31, 2012.
December 31, 2012	William Blair Funds 91

BOARD OF TRUSTEES

Vann A. Avedisian

Principal, Highgate Holdings

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairman and President

Partner, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Brian D. Singer, Senior Vice President

Paul J. Sularz, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

David F. Hone, Vice President

John Abunassar, Vice President

Peter Carl, Vice President

D. Trowbridge Elliman III, Vice President

Christopher Walvoord, Vice President

Brian Ziv, Vice President

Edwin Denson, Vice President

Thomas Clarke, Vice President

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

92 Annual Report	December 31, 2012

William Blair Funds

GLOBAL EQUITY	FIXED-INCOME
Global Leaders Fund - Institutional Class Shares	Bond Fund - Institutional Class Shares
INTERNATIONAL EQUITY	Low Duration Fund - Institutional Class Shares
Institutional International Growth Fund
Institutional International Equity Fund
International Leaders Fund - Institutional Class Shares
International Small Cap Growth Fund - Institutional Class Shares
Emerging Markets Growth Fund - Institutional Class Shares
Emerging Markets Leaders Fund - Institutional Class Shares
Emerging Markets Small Cap Growth Fund - Institutional Class Shares

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606	00093591

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Phillip O. Peterson, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2011 and 2012, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $559,500 and $693,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2011 and 2012, E&Y billed the Registrant $8,000 and $30,000, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2011 and 2012, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2011 and 2012, E&Y billed the Registrant $138,500 and $176,400, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended December 31, 2011 and 2012, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2011 and 2012, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal years ended December 31, 2011 and 2012, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2011 and 2012, E&Y billed the Registrant $138,500 and $176,400, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $119,000 and $115,000 (Custodian SSAE 16 Report), respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 20, 2013

/s/ Colette M. Garavalia

By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: February 20, 2013